Preliminary Proxy Materials

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. 1)

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☒ Preliminary Proxy Statement
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IOWA RENEWABLE ENERGY, LLC
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Preliminary Proxy Materials

Iowa Renewable Energy, LLC
1701 East 7th Street
Washington, Iowa 52353

Dear Members:

You are cordially invited to attend the annual meeting of the members (the "Member Meeting") of Iowa Renewable Energy, LLC (the "Company") on [Monday], [Meeting Date, 2012] at the Knights of Columbus Hall, 606 W. 3rd Street, Washington, Iowa 52353. Registration will begin at 6:00 p.m. local time. The Member Meeting will commence at 7:00 p.m. local time. The Company commenced distribution of this proxy statement on or about [Distribution Date, 2012].

At the Member Meeting, you will be asked to vote on the following:

•
Amend and Restate Our Operating Agreement. To amend and restate our Second Amended and Restated Operating Agreement (our "Operating Agreement") to provide for two separate and distinct classes of units: Class A and Class B Units.

•
Reclassification of Units. To reclassify our units into Class A and Class B Units for the purpose of discontinuing the registration of our units under the Securities Exchange Act of 1934 ("Exchange Act").

•
Approve the Voting Rights of our Class B Units . To approve the right of our proposed Class B Units to vote only on the election of directors, voluntary dissolution and mergers along with certain specific amendments to the Operating Agreement.

•	Approve the Transfer Restrictions for our Class A Units . To approve the restriction that our proposed Class A Units will be limited to transfers in blocks of at least ten Class A Units.

•	Election of Directors . To elect two directors to the seats open for election.

•
Adjourn/Postpone Meeting . Adjourn or postpone the Member Meeting, if necessary or appropriate, for the purpose, among others, of soliciting additional proxies if there are not sufficient votes at the time of the Member Meeting to approve the matters under consideration.

If the proposals to reclassify our units (the "Reclassification"), amend and restate our Operating Agreement by adopting the proposed Third Amended and Restated Operating Agreement (the "Proposed Operating Agreement"), approve the voting rights of our proposed Class B Units, and approve the transfer restrictions for our proposed Class A Units are approved:

•	Units held by unit holders who are the record holders of 40 or more units will be renamed as Class A Units.

•	Unit holders who are the record holders of less than 40 units will receive one Class B Unit for every unit they hold immediately before the Reclassification.

Generally, under the Proposed Operating Agreement, the voting rights of the Class A Units will remain relatively unchanged. Class B Units will be restricted to voting only on the election of directors, voluntary dissolution and mergers. The transfer rights of all units will continue to be restricted to transfers that our board approves. In addition, transfers of Class A Units will be limited to transfers in blocks of at least ten Class A Units. Our board will have the authority to disallow a transfer of Class A Units if it would result in 300 or more Class A Unit holders or a transfer of Class B Units if it would result in 500 or more Class B Unit holders (or such other number as required to maintain the suspension of our duty to file periodic reports with the Securities and Exchange Commission ("SEC")). Under the Proposed Operating Agreement, Class B Units will receive the same share of our "profits" and "losses" as our Class A Units, and their respective rights to receive distributions of our assets will not change.

The primary effect of the Reclassification will be to reduce the total number of unit holders of record of our current class of units to below 300 by reclassifying part of the current units as Class A Units, and reclassifying the remaining outstanding units as Class B Units. As a result, we will terminate the registration of our units under federal securities laws, and our SEC reporting obligations will be suspended. This transaction is known as a 13e-3 going private transaction under the Exchange Act. Additionally, because

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less than 500 holders of record will hold the Class B Units, the Class B Units will be unregistered securities and, therefore, will not be subject to the public reporting requirements imposed by the SEC.

Our board has concluded, after careful consideration, that the costs and other disadvantages of being a SEC-reporting company outweigh the advantages. We believe the terms of the Reclassification and the Proposed Operating Agreement are fair and in the best interest of our affiliated and unaffiliated unit holders. The board unanimously approved the Reclassification and recommends that our members vote " FOR " the Reclassification, " FOR " the approval of the Proposed Operating Agreement, " FOR " the approval of the voting rights of our proposed Class B Units, " FOR " the approval of the transfer restrictions for our Class A Units, and " FOR " the adjournment or postponement of the Member Meeting if necessary or appropriate. The accompanying proxy statement includes a discussion of the reasons, effects, alternatives and factors considered by the board in approving the Reclassification and Proposed Operating Agreement. We encourage you to read carefully the proxy statement and appendices. As discussed in detail in the proxy statement, you will not have dissenters' or appraisal rights in connection with the Reclassification or other proposals presented at the Member Meeting.

The three-year terms of two directors expire at our 2012 Annual Meeting. The two directors are Richard Gallagher and Larry Rippey. Mr. Gallagher has indicated that he will not seek re-election to the board. The nominees for the two director seats are: Larry Rippey and Tim Swift. Directors elected at our 2012 Annual Meeting will serve three-year terms, which would expire at the 2015 Annual Meeting.

With this letter, we are mailing copies of our Annual Report for the fiscal year ended September 30, 2011 and our Quarterly Report for the fiscal quarter ended March 31, 2012 and all of the financial statements and related notes contained in the Annual Report and Quarterly Report.

Only members listed on the Company's records at the close of business on [Record Date, 2012] are entitled to notice of the Member Meeting and to vote at the Member Meeting and any adjournments thereof.

If you have any questions regarding the information in the proxy statement, completion of the enclosed proxy card or need directions to attend the meeting in person, please call the Company at (319) 653-2890.

All members are cordially invited to attend the Member Meeting in person. However, to assure the presence of a quorum, the board requests that you promptly sign, date and return the enclosed proxy card, which is solicited by the board, whether or not you plan to attend the meeting. The proxy will not be used if you attend and vote at the meeting in person. You may fax the enclosed proxy card to the Company at (319) 653-3330 or mail it to us at 1701 East 7th Street, Washington, Iowa 52353.

By order of the Board of Directors,

/s/ Larry Rippey
Larry Rippey
Chairman of the Board

Washington, Iowa
[Mail Date, 2012]

Neither the SEC nor any state securities commission has approved or disapproved the Proposed Operating Agreement or the Reclassification, or has passed upon the merits or fairness of the Reclassification or upon the adequacy or accuracy of the disclosure in this document. Any representation to the contrary is a criminal offense.

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Iowa Renewable Energy, LLC
1701 East 7th Street
Washington, Iowa 52353

NOTICE OF ANNUAL MEETING OF MEMBERS
To be held on [Meeting Date, 2012]

Notice is hereby given that the annual meeting of members of Iowa Renewable Energy, LLC ("Member Meeting") will be held on [Monday], [Meeting Date, 2012], at 7:00 p.m. local time, at the Knights of Columbus Hall, 606 W. 3rd Street, Washington, Iowa 52353. Registration will begin at 6:00 p.m. local time. At the Member Meeting, you will be asked to vote on the following:

1.
Amend and Restate Our Operating Agreement. To amend and restate our Second Amended and Restated Operating Agreement (our "Operating Agreement") to provide for two separate and distinct classes of units: Class A and Class B Units.

2.	Reclassification of Units. To reclassify our units into Class A and Class B Units for the purpose of discontinuing the registration of our units under the Securities Exchange Act of 1934.

3.
Approve the Voting Rights of our Class B Units . To approve the right of our proposed Class B Units to vote only on the election of directors, voluntary dissolution and mergers along with certain specific amendments to the Operating Agreement.

4.	Approve the Transfer Restrictions for our Class A Units . To approve the restriction that our proposed Class A Units will be limited to transfers in blocks of at least ten Class A Units.

5.	Election of Directors. To elect two directors to the seats open for election.

6.
Adjourn/Postpone Meeting. Adjourn or postpone the Member Meeting, if necessary or appropriate, for the purpose, among others, of soliciting additional proxies if there are not sufficient votes at the time of the Member Meeting to approve the matters under consideration.

Unit holders of record at the close of business on [Record Date, 2012] are entitled to notice of and to vote at the Member Meeting and any adjournment or postponement of the Member Meeting.

The board unanimously approved the Reclassification and recommends that our members vote "FOR" the Reclassification, "FOR" amending and restating our Operating Agreement as set forth in the Proposed Third Amended and Restated Operating Agreement, "FOR" approving the voting rights of our Class B Units, and "FOR" approving the transfer restrictions for our Class A Units. The board also recommends that our members vote "FOR" the adjournment or postponement of the Member Meeting, if necessary or appropriate, for the purpose, among others, of soliciting additional proxies if there are not sufficient votes at the time of the Member Meeting to approve the matters under consideration.

The board recommends the election of its two nominees for directors. Proxy cards returned without any boxes marked will be voted for the Company's nominees.

The accompanying proxy statement includes a discussion of the reasons, effects, alternatives and factors considered by the board in connection with its approval of the Reclassification, the corresponding amendment and restatement of our Operating Agreement, approval of the voting rights of our proposed Class B Units, and approval of the transfer restrictions for our proposed Class A Units. We encourage you to read carefully the proxy statement and appendices.

By order of the Board of Directors,

/s/ Larry Rippey
Larry Rippey
Chairman of the Board

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YOUR VOTE IS VERY IMPORTANT.

Whether or not you plan to attend the Member Meeting in person, please take the time to vote by completing and marking the enclosed proxy card. If you attend the Member Meeting, you may still vote in person, even if you have previously returned your proxy card. You may fax the enclosed proxy card to the Company at (319) 653-3330 or mail it to us. You must return the proxy card to the Company no later than 5:00 p.m. on [Friday], [Return Proxy, 2012].

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APPENDIX A        SECOND AMENDED AND RESTATED OPERATING AGREEMENT

APPENDIX B	PROPOSED THIRD AMENDED AND RESTATED OPERATING AGREEMENT

APPENDIX C	ANNUAL REPORT FOR THE FISCAL YEAR ENDED SEPTEMBER 30, 2011 ON FORM 10-K AND QUARTERLY REPORT FOR THE FISCAL QUARTER ENDED MARCH 31, 2012 ON FORM 10-Q

APPENDIX D	FORM OF PROXY

APPENDIX E	FORM OF TRANSMITTAL LETTER

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QUESTIONS AND ANSWERS ABOUT THE RECLASSIFICATION

This summary provides an overview of material information about the proposed reclassification transaction and the proposed amendment and restatement of our Second Amended and Restated Operating Agreement by adopting the proposed Third Amended and Restated Operating Agreement. However, it is a summary only. To better understand the transaction and for a more complete description of its terms, we encourage you to read carefully this entire document and the documents to which it refers before voting.

In this proxy statement, "IRE," "we," "our," "ours," "us" and the "Company" refer to Iowa Renewable Energy, LLC, an Iowa limited liability company. "Reclassification" refers to the reclassification of our registered units into two separate classes: Class A and Class B. References to our "units" generally refers to our currently outstanding membership units; part of such outstanding units will be renamed as Class A Units if the Reclassification is consummated.

Q:    What is the Reclassification?

A:
We are proposing that our members amend and restate our Second Amended and Restated Operating Agreement dated March 27, 2010 (our "Operating Agreement") by adopting the proposed Third Amended and Restated Operating Agreement (the "Proposed Operating Agreement"). If the Proposed Operating Agreement is adopted, it will, among other things, create two separate classes of units: Class A and Class B Units. Our units will be reclassified on the basis of one Class A or Class B Unit for each unit currently held, as follows:

•	Units held by holders of 40 or more of our units into Class A Units; and

•	Units held by holders of less than 40 units into Class B Units.

In addition to approval of the Proposed Operating Agreement and the Reclassification, we are asking our members to separately approve the voting restrictions applicable to our proposed Class B Units and the transfer restrictions applicable to our proposed Class A Units. The adoption of the Proposed Operating Agreement, and the Reclassification, and the approval of the voting rights of the proposed Class B Units and the approval of the transfer restrictions for the proposed Class A Units must all be approved to effect the Reclassification. If all are not approved by the members, the Board may choose not to proceed with either the Proposed Operating Agreement or the Reclassification. For more information about the terms of the Reclassification and the Proposed Operating Agreement, please refer to "SPECIAL FACTORS RELATED TO THE RECLASSIFICATION" and "THE THIRD AMENDED AND RESTATED OPERATING AGREEMENT."

Q:	What is the purpose and structure of the Reclassification?

A:
The purpose of the Reclassification is to allow us to suspend our SEC reporting obligations (known as "going private"). The primary effect of the Reclassification will be to reduce the total number of unit holders of record of our current units to below 300 by reclassifying part of our current units as Class A Units, and reclassifying the remaining outstanding units as Class B Units. This will allow us to suspend our registration under the Securities Exchange Act of 1934 (the "Exchange Act") and relieve us of the costs of preparing and filing public reports and other documents. It will also allow our management and employees to shift time spent from complying with SEC-reporting obligations to operational and business goals.

The Reclassification is being effected at the unit holder level. This means that we use the number of units registered in the name of each holder to determine how that holder's units will be reclassified. On May 4, 2012 , the Company sent a letter to its unit holders notifying them that they had until July 3, 2012 to make transfers of units before the Reclassification. The purpose of this letter was to allow unit holders the opportunity to make transfers (subject to our Operating Agreement and applicable laws) before the Reclassification so that they could own the requisite number of units to be in their desired class. We have restricted transfers after July 3, 2012 to allow the Company to determine the number of Class A and Class B members that would result from the Reclassification before providing our members with proxy materials. The board's reason for restricting transfers is the Company does not plan to present the Reclassification to the members in the event it would not accomplish the Company's goal of suspending the Company's SEC reporting obligations. For most transfers presented to the board, the Operating Agreement gives the board discretion to approve or disapprove the transfer. Therefore, the board has decided that after July 3, 2012, it will use its discretion to deny proposed transfers until the Reclassification is presented to the members. However, some transfers under our Operating Agreement, such as transfers upon a member's death, are allowed to proceed without approval of the board. The board plans to continue to recognize these transfers to the extent required by the Operating Agreement. The board plans to reinstate transfers following the member vote on the Reclassification.

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Q:	What will be the effects of the Reclassification?

A:
The Reclassification is a "going private transaction," meaning that it will allow us to deregister with the SEC, and we will no longer be subject to reporting obligations under federal securities laws. As a result of the Reclassification:

•
The units currently registered under the Exchange Act (which will be reclassified as Class A Units) will be reduced from approximately 26,331 units to 16,015 Class A Units, and the number of unit holders of currently-registered units will decrease from 633 unit holders to approximately 209 Class A unit holders;

•	The newly-created Class B Units will correspondingly increase to approximately 10,316 units held by approximately 424 Class B unit holders;

•
The percentage of beneficial ownership of and voting power held by directors and executive officers of IRE as a group will increase from approximately 4.46% of the current units to approximately 7.18% of the Class A Units after the Reclassification, which is unlikely to materially change their collective ability to control the Company in their capacity as members;

•
Unit holders will receive one Class A or Class B Unit (as applicable) for each unit they held immediately before the Reclassification, and they will continue to have an equity interest in IRE and share in our profits and losses and may be entitled to realize any future value received in the event of any sale of the Company;

•
Unit holders will be required to surrender their original units in exchange for Class A or Class B Units, for which they will receive no consideration (other than the units received in the Reclassification);

•
Because the number of record unit holders of our units currently registered under the Exchange Act will be reduced to less than 300, and because the number of record holders of our new Class B Units will be less than 500, we will be allowed to suspend our status as a SEC-reporting company;

•
The new Class A unit holders will only be allowed to transfer their units in blocks of at least ten Class A units. This limitation may cause potential purchasers of Class A Units to value these units at a lower value;

•
The new Class B unit holders will have limited voting rights which include the right to elect directors and to vote on dissolution or merger, but will have no rights to amend the Proposed Operating Agreement except in certain limited situations. The loss of these rights may cause potential purchasers of Class B Units to value these units at a value less than Class A Units;

For more information, please refer to the subheadings "Effects of the Reclassification on IRE" and "Effects of the Reclassification on Unit Holders of IRE" under "SPECIAL FACTORS RELATED TO THE RECLASSIFICATION."

Q:	What does it mean for IRE and our unit holders that IRE will no longer be subject to federal securities laws reporting obligations?

A:
In the event the members vote to approve the Reclassification the Proposed Operating Agreement and the related approvals of the rights of the newly created classes of units, the members will lose the rights and protections that are afforded to equity holders in publicly reporting companies who are subject to the federal securities laws. As such, we will no longer be required to file annual, quarterly and current reports with the SEC. The federal securities laws give our members the right to receive and review important information regarding IRE's business and financial condition. Further, we currently publicly file information regarding the equity ownership and compensation paid to our directors and executive officers as well as the ownership interests of certain large investors. If the Reclassification is approved, such information will no longer be publicly available. Under the Proposed Operating Agreement, our unit holders will be allowed to inspect, upon reasonable request, Company books and records. Additionally, the Company intends to make available to the members an annual report containing the Company's audited financial statements. These financial statements and annual report, however, may not be the same as those required for reporting companies and likely will contain less detail than our current public reports and filings with the SEC, and we will no longer be subject to the regulations for reporting companies. The liquidity of the units you hold in IRE may be reduced since there will be no public information available about IRE and all of our units will only be tradable in privately-negotiated transactions, without the availability of a qualified-matching service. Further, we may lose the benefits that public companies have in raising additional equity capital in the future if we were to require such additional capital. We will also no longer be directly subject to the provisions of the Sarbanes-Oxley Act of 2002 ("SOX") applicable to public-reporting companies, which, among other things, requires our CEO and CFO to certify the accuracy of our financial statements and internal controls over financial reporting. Therefore, our members will lose the right to demand that our executive officers certify our financial statements and internal controls over financial reporting. Finally, the Company will no longer be subject to the proxy rules of the SEC, and therefore, our members may receive less information regarding various matters that will be presented to our members for approval in the future, including information regarding director elections and future amendments to our operating agreement.

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Q:	Why are you proposing the Reclassification?

A:	Our reasons for the Reclassification are based on:

•	The administrative burden and expense of making our periodic filings with the SEC;

•
As a reporting company, we must disclose information to the public, including information that may be helpful to actual or potential competitors in challenging our business operations and taking market share, employees and customers away from us. Terminating our reporting obligations will help to protect sensitive information from disclosure;

•
Operating as a private company will reduce the burden on our management and employees from increasingly stringent SEC-reporting requirements, thus allowing management to focus more of its attention directly on our business operations;

•
Management will have increased flexibility to consider and initiate actions that may produce long-term benefits and growth, such as a merger or sale of the Company, without being required to file proxy materials with the SEC and otherwise comply with proxy rules under the Exchange Act;

•
Our unit holders receive limited benefit from being a SEC-reporting company because of our small size and the limited trading of our units, especially when compared to the costs of disclosure and SOX compliance;

•	We have been able to structure our going private transaction to allow all of our unit holders to retain an equity interest in IRE, and none of our unit holders would be forced out; and

•	We anticipate the expense of a going private transaction will be less than the cumulative future expenses of complying with continued SEC reporting obligations and SOX compliance.

We considered that some of our unit holders may prefer that we continue as a SEC reporting company, which is a factor weighing against the Reclassification. However, we believe that the disadvantages and costs of continuing our SEC reporting obligations outweigh the advantages. Our board considered several positive and negative factors affecting unit holders who will hold our Class A Units, as well as those unit holders whose units will be reclassified into Class B Units in making its determination, as discussed throughout this proxy statement.

Based on a careful review of the facts related to the Reclassification, our board has unanimously concluded that the terms of the Reclassification are substantively and procedurally fair to our unit holders, including our unaffiliated unit holders. Our board unanimously approved the Reclassification. Please see the subheadings "Reasons for the Reclassification," "Fairness of the Reclassification" and "Board Recommendation" under "SPECIAL FACTORS RELATED TO THE RECLASSIFICATION."

Q:	What changes to our Operating Agreement are being proposed by the board?

A:
The board has proposed amending and restating our Operating Agreement by adopting the Proposed Operating Agreement, primarily to reclassify our units and revise the voting and transfer rights of each class.

For more information, please refer to the information under "THE THIRD AMENDED AND RESTATED OPERATING AGREEMENT." To review all of the proposed changes to our Operating Agreement, please see Appendix B: Proposed Third Amended and Restated Operating Agreement.

Q:      What is the board's recommendation regarding the Reclassification?

A:
The board has determined that the Reclassification is in the best interests of our members. The board unanimously approved the Reclassification and recommends that our members vote " FOR " the Reclassification, " FOR " the adoption of the Proposed Operating Agreement, " FOR " approval of the rights of the proposed Class B Units and " FOR " approval of the transfer restrictions applicable to the proposed Class A Units.

Q:     What will I receive in the Reclassification?

A:	If you are the record holder of 40 or more of our units on the date of the Reclassification, your units will automatically

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be converted into an equal number of Class A Units. If you are the record holder of less than 40 of our units on the date of the Reclassification, your units will automatically be converted into an equal number of Class B Units.

If the Reclassification is adopted and you receive Class A or Class B Units:

•	You will receive no other consideration for your units when they are reclassified;

•	Class B unit holders will have limited voting rights and thus may hold units with less value;

•	Class A units will be subject to transfer restrictions which could decrease liquidity and reduce the value of our Class A units;

•	You will receive units with very limited transferability rights, which may be even less liquid than the units you currently hold; and

•	You will lose the benefits of holding securities registered under Section 12 of the Exchange Act.

Q:     What are the differences between the Class A and Class B Units?

A:
Generally, if members approve the Proposed Operating Agreement, the voting rights of the Class A Units will remain relatively unchanged. The voting rights of Class B Units will be restricted to the election of directors, voluntary dissolution, and mergers. All units will generally continue to be restricted to transfers that our board approves. In addition, transfers of Class A Units will be limited to transfers in blocks of at least ten Class A units. Our board will have the authority to disallow a transfer of Class A Units if it would result in 300 or more Class A Unit holders or a transfer of Class B Units if it would result in 500 or more Class B unit holders (or such other number as required to maintain the suspension of our duty to file periodic reports with the SEC). Under the Proposed Operating Agreement, the new Class B units will receive the same share of our "profits" and "losses" as our Class A units, and their respective rights to receive distributions of our assets will not change. Please refer to the comparison table under "THE THIRD AMENDED AND RESTATED OPERATING AGREEMENT" below for more detailed information.

Q:	Why is 40 units the threshold for determining who will receive Class A or Class B Units?

A:
The purpose of the Reclassification is to reduce the number of record holders of our current units to less than 300 and to have less than 500 holders of our Class B Units, which will allow us to deregister as a SEC reporting company. Our board selected 40 units as the threshold number to enhance the probability that we will achieve the applicable unit holder numbers for each class after the Reclassification, if approved.

Q:	When is the Reclassification expected to be completed?

A:	If the Reclassification is approved, we expect to complete it as soon as practicable following the Member Meeting.

Q:     What if the Reclassification is not approved or is not later implemented?

A:
The Reclassification will not be completed if less than a majority of the units represented at the Member Meeting are voted for the Reclassification or if the proposals regarding the Proposed Operating Agreement, the approval of the voting rights of the proposed Class B Units and approval of the transfer restrictions for the proposed Class A Units are not approved. Additionally, our board will have the discretion to determine if and when to effect the Proposed Operating Agreement and the Reclassification, and may abandon them, even if approved by the members. For example, if the number of record holders of units changes such that the Reclassification would no longer accomplish our intended goal of discontinuing our SEC reporting obligations, the board may determine not to effect the Reclassification.

If the Reclassification is not completed, we will continue our current operations under our current Operating Agreement, and we will continue to be subject to SEC reporting requirements.

Q:	What will happen if IRE gains additional unit holders in the future?

A:
We became subject to the reporting obligations under the Exchange Act because we exceeded 500 unit holders of record. If the unit holders approve the Reclassification, our current units will be held by less than 300 unit holders of record. We may then terminate the registration of our units and the obligation to file periodic reports; however, our periodic reporting obligations cannot be terminated, but can only be suspended. Therefore, if we ever have 300 or more holders of our Class A units as of the last day of any fiscal year, or 500 of more holders of our Class B units (or such other number as required to maintain the suspension of our duty to file periodic reports with the SEC), then we will again be responsible for filing reports with the SEC.

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Q:	If the Reclassification is approved, will IRE continue to have its annual financial statements audited, and will I continue to receive information about IRE?

A:
Even if IRE terminates our registration with the SEC, we will continue to make available to our members an annual report containing audited financial statements in accordance with our Operating Agreement and the Proposed Operating Agreement. Members, however, will not receive the same level of disclosure as before the Reclassification, because the financial information will not be subject to the disclosure requirements and obligations that the federal securities laws require of public companies.

Q:	Will I have dissenters' or appraisal rights in connection with the Reclassification?

A:
Under Iowa law and our Operating Agreement, you do not have appraisal or dissenters' rights in connection with the Reclassification or the related proposals. However, other rights or actions besides appraisal and dissenters' rights may exist under Iowa law or federal securities laws for unit holders who can demonstrate that they have been damaged by the Reclassification or the related proposals. Although the nature and extent of these rights or actions are uncertain and may vary depending upon facts or circumstances, member challenges to actions of the Company in general are related to the fiduciary responsibilities of limited liability company officers and directors and to the fairness of limited liability company transactions.

Q:	What are the tax consequences of the Reclassification?

A:	We believe the Reclassification, if approved and completed, will have the following federal income tax consequences:

•	The Reclassification should result in no material federal income tax consequences to IRE;

•	Those unit holders continuing to hold our units as Class A Units will not recognize any gain or loss in connection with the Reclassification;

•
Those unit holders receiving Class B Units will not recognize any gain or loss in connection with the Reclassification. Their adjusted tax basis in their Class B Units held immediately after the Reclassification will equal their adjusted tax basis in their units held immediately before the Reclassification, and the holding period for their Class B Units will include the holding period during which their original units were held.

•	The Reclassification will have no effect on your ability to use otherwise suspended passive activity losses or net operating loss carry forwards.

Please refer to "Material Federal Income Tax Consequences of the Reclassification" under the heading "SPECIAL FACTORS RELATED TO THE RECLASSIFICATION." The tax consequences of the Reclassification are complicated and may depend on your particular circumstances. Please consult your tax advisor to determine how the Reclassification will affect you.

Q:     Should I send in my unit certificates now?

A:	No. If the Reclassification is approved, we will send you written instructions for exchanging your unit certificates for Class A or Class B Units after the Reclassification is completed.

Q:	Do IRE's directors and officers have different interests in the Reclassification?

A:
Directors and executive officers have interests in the Reclassification that may present actual or potential, or the appearance of actual or potential, conflicts of interest in connection with the Reclassification. Please refer to "Interests of Certain persons in the Reclassification" under the heading "SPECIAL FACTORS RELATED TO THE RECLASSIFICATION."

We expect that all of our directors will own 40 or more units at the effective time of the Reclassification, with the exception of our Chairman Larry Rippey, and, therefore, will be Class A unit holders if the Reclassification is approved.

Because there will be fewer Class A Units following the Reclassification, and because the Class B Units will have limited voting rights, the directors who will be Class A Unit holders will own a larger percentage of the voting interest in the Company than they currently have. As of the record date, our directors and executive officers collectively own and have voting power over 1,175 units, or 4.46% of our units. After the Reclassification, we estimate the directors will beneficially hold and have voting power over 7.18% of the Class A Units. This is a potential conflict of interest because our directors approved the Reclassification and the Proposed Operating Agreement and recommend that you approve such proposals.

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Despite the potential conflict of interest, our board believes the Reclassification is fair to unaffiliated unit holders who will receive Class A Units and unaffiliated unit holders who will receive Class B Units.

Q:	How is IRE financing the Reclassification?

A:
We estimate that the Reclassification will cost approximately $85,000, consisting of professional fees and other expenses related to the Reclassification. See "Fees and Expenses" beginning on page 21 for a breakdown of the expenses of the Reclassification. We intend to pay these expenses using working capital. Our board has attempted to balance the interests of reducing our expenses in transitioning to a non-SEC reporting company while at the same time affording all unit holders the opportunity to retain an equity ownership interest in the Company.

Q:	What does it mean if I receive more than one proxy for the Member Meeting?

A:
It means that you have multiple holdings reflected in our membership register. Please sign and return ALL proxy cards to ensure that all of your units are voted. If you received more than one proxy card but only one copy of the proxy statement and supplemental materials, you may request additional copies from us.

Q:	Where can I find more information about IRE?

A:
Information about us is available at our website at http://www.irebiodiesel.com, under "SEC Reports," which includes links to reports we have filed with the SEC. The contents of our website are not incorporated by reference in this Proxy Statement.

Q:	Who can help answer my questions?

A:
If you have questions about the Reclassification or need assistance in voting your units, you should contact Ron Lutovsky, our CFO, at (319) 653-2890 or email him at contact@irebiodiesel.com. The company's address is: Iowa Renewable Energy, LLC, 1701 East 7th Street, Washington, Iowa 52353.

Q:    What is the Record date for the Member Meeting to approve the Reclassification?

A:    [Record Date, 2012].

Q:    How many membership units are issued and outstanding?

A:	At the close of business on [Record Date, 2012], there were 26,331 outstanding membership units, meaning that there can be a total of 26,331 votes on any matter.

Q:
What is the voting requirement for approval of the Reclassification, the Proposed Operating Agreement, approval of the voting rights of the proposed Class B Units and approval of the transfer restrictions of the proposed Class A Units?

A:
The voting requirement for approval of the Reclassification, the Proposed Operating Agreement, approval of the voting rights of the proposed Class B Units and approval of the transfer restrictions of the proposed Class A Units is a majority of the units present at a meeting where a quorum is present. A quorum is 25% of the total membership voting interests. Currently 6,583 units must be present, in person or by proxy, to constitute a quorum at the Member Meeting. You may vote your units in person by attending the Member Meeting, or by mailing us your completed proxy card. You must return your proxy card to the Company no later than 5:00 p.m. on [Friday] , [Return Proxy, 2012] for your vote to be valid if you do not plan to attend the meeting in person.

Under Proposal #6, we are asking our members to grant full authority for the Member Meeting to be adjourned, if necessary or desirable, for the purpose, among others, of soliciting additional proxies to approve the proposals presented in this proxy statement. The proposal to adjourn or postpone the Member Meeting must be approved by the holders of at least a majority of the outstanding units present (in person or by proxy) at the Member Meeting (even if a quorum is not present) in order for the meeting to be validly postponed or adjourned to solicit additional proxies or for other purposes.

Q:	How can I revoke my proxy?

A:	You can revoke your proxy before the meeting by submitting a written notice revoking the proxy, or by attending the meeting and voting in person.

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Q:    What is the effect of an abstention?

A:
Because approval of the Reclassification, the Proposed Operating Agreement, approval of the voting rights of the proposed Class B Units and approval of the transfer restrictions of the proposed Class A Units requires approval of a majority of the units represented at the Member Meeting, abstentions will count for purposes of establishing a quorum at the Member Meeting and will have the effect of a vote " AGAINST " the Reclassification, the Proposed Operating Agreement, approval of the voting rights of the proposed Class B Units and approval of the transfer restrictions of the proposed Class A Units. Therefore, if 50% or more of the units represented at the Member Meeting vote against or abstain from voting, the Reclassification, the Proposed Operating Agreement, approval of the voting rights of the proposed Class B Units and approval of the transfer restrictions of the proposed Class A Units will not be approved.

Q:	What happens if I mark too few or too many boxes on the proxy card?

A:
If you do not specify a choice for Proposal #1 (Operating Agreement), Proposal #2 (Reclassification), Proposal #3 (Approve Class B Voting Rights), Proposal #4 (Approve Class A Transfer Restrictions), or Proposal #6 (Adjournment), your units will be voted " FOR " each such proposal you leave blank. If you erroneously mark more than one choice for any one proposal, your vote for that proposal will count as an abstention and will have the effect of a vote " AGAINST " the proposal.

Q:	Who will count the votes?

A:
Votes will be tabulated by Ron Lutovsky, IRE's Chief Financial Officer and by the inspector of election appointed for the Member Meeting, who will separately tabulate affirmative and negative votes and abstentions.

Q:	Who is paying for this proxy solicitation?

A:
The entire cost of this proxy solicitation will be borne by IRE. The cost includes supplying necessary additional copies of the solicitation material for beneficial owners of units held of record by brokers, dealers, banks and voting trustees and their nominees and, upon request, the reasonable expenses of such record holders for completing the mailing of such material and report if any to such beneficial owners.

Q:	How is the proxy solicitation being undertaken?

A:
IRE is soliciting members' proxies primarily through the mail. However, IRE may also use its officers, directors, and employees (without providing them with additional compensation) to solicit proxies from members in person or by telephone, facsimile, e-mail or letter.

SPECIAL FACTORS RELATED TO THE RECLASSIFICATION

Overview

This proxy statement is furnished in connection with the solicitation of proxies by our board at a Member Meeting at which our members will be asked to consider and vote upon amending and restating our Operating Agreement as set forth in the Proposed Operating Agreement. If approved, the Proposed Operating Agreement will, among other things, result in a reclassification of our units into two separate and distinct classes. We intend, immediately following the Reclassification, to terminate the registration of our units with the SEC and suspend further reporting under the Exchange Act. We are also asking members to approve the voting rights of our proposed Class B Units and the transfer restrictions applicable to our proposed Class A Units.

As of [Record Date, 2012], we had 26,331 units issued and outstanding held by approximately 633 unit holders of record. Of our approximately 633 unit holders, approximately 424, or 66.98%, hold less than 40 units each. If our members approve the Reclassification at the Member Meeting and our board implements it, the Reclassification will generally affect our unit holders as follows:

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POSITION BEFORE THE RECLASSIFICATION	EFFECT OF THE RECLASSIFICATION
Record holders of 40 or more units	Unit holders will hold the same number of units held before the Reclassification but such units will be reclassified as Class A Units.
Record holders of less than 40 units	Unit holders will hold the same number of units held before the Reclassification but such units will be reclassified as Class B Units.
Unit holders holding units in "street name" through a nominee (such as a bank or broker) to the extent any of our units are held in a street name.	The Reclassification will be effected at the unit holder level. If your units are held through a nominee, please refer to "Units Held in a Brokerage or Custodial Account" below.

Background
As a SEC reporting company, we must prepare and file with the SEC, among other items: Annual Reports on Form 10-K; Quarterly Reports on Form 10-Q; Current Reports on Form 8-K; and Proxy Statements on Form 14A. Our management and several of our employees spend considerable time and resources preparing and filing these reports, and we believe that we could beneficially use such time and resources for directly operating our business. Also, as a reporting company, we must disclose information to the public that may be helpful to our actual or potential competitors in challenging our business operations and taking market share, employees and customers away from us. In addition, the costs of reporting obligations comprise a significant overhead expense. These costs include securities counsel fees, auditor fees, special board meeting fees, costs of printing and mailing documents, and word processing and filing costs. Our registration and reporting-related costs have increased and continue to increase due to the requirements of SOX and more stringent regulations. For example, Section 404 of SOX requires us to include in our Annual Report on Form 10-K our management's report on, and assessment of, the effectiveness of our internal controls over financial reporting. Additionally, we also expect our costs of reporting obligations will increase this year as we become subject to the second tier XBRL interactive data format in our SEC filings.

We estimate that our additional costs and expenses in connection with SEC reporting for 2012 will be approximately $200,000 . Becoming a non-SEC reporting company will allow us to avoid these costs and expenses. In addition, once our SEC reporting obligations are suspended, we will not be directly subject to the provisions of SOX that apply to reporting companies or the liability provisions of the Exchange Act, and our officers will not be required to certify the accuracy of our financial statements and the effectiveness of our internal controls under SEC rules.

There can be many advantages to being a public company, possibly including a higher value for our units, a more active trading market and the enhanced ability to raise capital or make acquisitions. However, to avoid being taxed as a corporation under the publicly-traded partnership rules, our units cannot be traded on an established securities market or be readily tradable in a secondary market, which means there is a limited market for our units, regardless of whether we are a public company. Based on the limited number of units available and the trading restrictions we must observe, we believe it is highly unlikely that our units would ever achieve an active and liquid market comprised of many buyers and sellers. In addition, because of our limited trading market and our status as a limited liability company, we are unlikely to be positioned to use our public company status to raise capital through sales of additional securities in a public offering or to acquire other business entities using our units as consideration. We have therefore not been able to effectively take advantage of the benefits of being a public company.

The board considered and approved the various aspects of the reclassification and deregistration process over the course of several board meetings. The board considered the Reclassification and deregistration process presented in memoranda by IRE's legal counsel and decided that the benefits of being a SEC-reporting company are substantially outweighed by the burden on management, the expense related to the SEC reporting obligations and the burden on the Company's ability to explore long-term strategies while being a public reporting company. The board concluded that becoming a non-SEC reporting company would allow us to avoid these costs and expenses.

At these meetings, the board also considered the requirements and alternatives for a going private transaction, including a reverse unit split, self-tender offer whereby unit holders owning less than a certain number of units would be "cashed out," and a reclassification of our units to reduce our number of record holders to below 300. Because our cash resources are limited, and we believe many of our unit holders feel strongly about retaining their equity interest in the Company, our board found the prospect of effecting a going private transaction by reclassifying some of our units an attractive option.

The board discussed that each class would have different voting rights, with Class A members to generally retain the voting rights of current holders. Additionally our board discussed the business considerations for engaging in a going private transaction, highlighting the advantages and disadvantages and issues raised in a going private transaction, as discussed below.

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The board also discussed the process and mechanism for going private at the meeting. The board discussed the possibility of forming an independent special committee to evaluate the Reclassification. However, because our directors would be treated the same as the other unit holders and no consideration was given to the unit ownership of the board members in determining the unit cutoff number, the board concluded that a special committee for the Reclassification was not needed. The board also discussed requiring approval of the transaction by a majority of unaffiliated unit holders and considered the fact that the interests of the unit holders receiving Class B Units are different from the interests of the unit holders owning Class A Units and may create actual or potential conflicts of interest in connection with the Reclassification. However, because affiliated and unaffiliated unit holders would be treated identically in terms of the approval process of the Reclassification, the board believed a special vote was not necessary.

In particular, the board took the following actions:

•
At the board's December 19, 2011 meeting, seven directors were present along with Ron Lutovsky, the Company's Chief Operating Officer and Chief Financial Officer. The board had a general discussion regarding whether the board would like to pursue deregistration from the SEC. The board tabled the discussion and did not make a decision regarding moving forward with the deregistration at the December 2011 meeting.

•
At the board's January 17, 2012 meeting, six directors were present along with Mr. Lutovsky, the Company's COO and CFO. The board once again had a general discussion regarding whether the board would like to pursue deregistration from the SEC. The board considered the deregistration proposals that have been undertaken by various other biodiesel producers in Iowa. As a result, the board directed Mr. Lutovsky to discuss the process and legal requirements for pursuing deregistration with the Company's legal counsel. Following the January 17, 2012 board meeting, Mr. Lutovsky contacted the Company's legal counsel to prepare a summary memorandum regarding a proposed deregistration and the costs associated with the deregistration.

•
On January 25, 2012, the board conducted a conference call with the Company's legal counsel regarding the steps necessary to propose deregistration to the Company's members. On the January 25, 2012 conference call, seven directors participated along with Mr. Lutovsky and the Company's legal counsel, Katie Cownie and Joe Leo. The Company's legal counsel discussed the steps required for the Company to present deregistration to the members, the costs associated with the deregistration, and the different methods that can be used to pursue a deregistration. The board discussed the fact that due to the Company's lack of liquidity, a deregistration through creating multiple classes of units would be the only feasible option for the Company. The board requested that the Company's legal counsel prepare a more in depth memorandum regarding deregistration for the Company's next board meeting.

•
At the February 21, 2012 board meeting, six directors were present along with Mr. Lutovsky. The board reviewed the various memoranda provided by the Company's legal counsel and the information provided during the January 25, 2012 conference call with the Company's legal counsel. The board reviewed the information regarding cost savings associated with deregistering from the SEC. The board made a motion to approve pursuing deregistration from the SEC.

•
At the March 20, 2012 board meeting, five directors were present. The board reviewed and considered its specific calculations of cost savings that would result from deregistration. The board passed a motion to pursue deregistration through the Reclassification described in this proxy statement and set the reclassification thresholds, which were based on estimates of the resulting number of unit holders following the Reclassification. The board discussed the number of members that would be Class A versus Class B members in light of various thresholds that were considered for the cutoff between the two classes. The board considered information provided by the Company's legal counsel regarding the rights that could be allocated between the two classes to make the classes separate and distinct. The board decided to proceed with a deregistration by splitting the current members into two classes. The board considered other deregistration proxy statements pursued by various other biodiesel producers in Iowa in determining which rights would be allocated to the Class A Units and which rights would be given to the Class B Units. Further, the board considered the fact that due to restrictions in the Operating Agreement, it was neither feasible nor advisable to alter the economic interests of the two classes.

•
At the April 17, 2012 board meeting, seven directors were present along with Mr. Lutovsky. The board set a tentative date for the annual meeting and established a committee of the board to coordinate the Reclassification. The board committee then reviewed and approved a letter to be sent to the members describing the deregistration process. Further, the board reviewed a memorandum summarizing the Operating Agreement changes along with the proposed Third Amended and Restated Operating Agreement which created the two classes of membership units for the

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Reclassification.

•
At the May 22, 2012 board meeting, at which seven directors were present, and through subsequent correspondence and telephone conferences, the board reviewed and considered the Proposed Operating Agreement and this Proxy Statement with legal counsel.

•
On June 11, 2012, the deregistration committee of the board along with the Company's audit committee met with Katie Cownie and Joe Leo, the Company's legal counsel, regarding the proposed deregistration. A total of five directors were present at the meeting, including all members of the deregistration committee and audit committee and Mr. Lutovsky. The deregistration committee discussed all aspects of the deregistration proxy statement along with the proposed changes to the Operating Agreement. The Company's legal counsel answered questions about the voting requirements for the deregistration and the rights that were given to each class of membership units. The deregistration committee decided to present the final Proposed Operating Agreement and deregistration proxy statement to the Company's full board at its June 19, 2012 meeting for approval to file these documents with the SEC.

•
At the June 19, 2012 board meeting, at which six directors were present along with Mr. Lutovsky, the board reviewed the status of the deregistration proxy statement and negotiated the percentage of Class A members who are required to propose an amendment to the Proposed Operating Agreement. Various percentages were discussed between 5% and 25%. It was decided to require Class A members owning at least 20% of the Class A Units to propose an amendment to the Proposed Operating Agreement, since the members could directly petition the board to adopt an amendment to the Proposed Operating Agreement and having a lower number might result in a significant number of proposed amendments which are not supported by the members generally. By a written consent action dated June 15, 2012, the board unanimously approved the Proposed Operating Agreement and recommended its approval to the members, as well as the Reclassification as described in this proxy statement. Approval of the Proposed Operating Agreement and the Reclassification was based upon the factors discussed below.

Reasons for the Reclassification

We are undertaking the Reclassification to end our SEC reporting obligations, which will save us and our unit holders the substantial costs of being a reporting company. The specific factors our board considered in electing to undertake the Reclassification and suspend our reporting obligations are as follows. In view of the wide variety of factors considered in evaluating the Reclassification, our board did not find it practicable to, and did not, quantify or otherwise attempt to assign relative weights to the specific factors considered in reaching its determination.

•
As a small company whose units are not listed on any exchange or traded on any quotation system, we have struggled to sustain the costs of being a public company, while not enjoying many benefits. We also expect our costs of reporting obligations will increase this year as we become subject to the second tier of XBRL interactive data format compliance in our SEC filings. We estimate that by suspending our reporting obligations, we will be able to reallocate resources and eliminate anticipated costs of approximately $200,000 annually starting in our fiscal year ending December 31, 2012. These estimated annual expenses include reduced accounting and audit expenses ($60,000), reduced legal expenses ($49,000), XBRL Edgarization reporting compliance ($31,000), staff and executive time not included in other categories ($30,000); internal control testing and SOX compliance ($15,000) and other miscellaneous expenses ($15,000). These amounts represent estimated savings after considering the legal, accounting and auditing expenses expected to continue after the going private transaction. For example, we will continue to incur some accounting and auditing expenses to maintain our books and records in accordance with GAAP and make available annual reports to our members.

•
We expect to continue to make available to our unit holders Company financial information annually, but these reports will not be required to comply with many of the information requirements applicable to SEC periodic reports and will not generally include that information. Therefore, we anticipate that the costs of these reports will be substantially less than the costs we currently incur and would otherwise incur in the future in connection with our periodic filings with the SEC.

•
Our unit holders receive limited benefit from being a SEC reporting company because of our small size and limited trading of our units. In our board's judgment, little or no justification exists for the continuing direct and indirect costs of SEC reporting, especially since: our compliance costs have increased because of heightened government oversight; there is a low trading volume in our units.

•
We expect that any need to raise capital or enter into other financing or business consolidation arrangements will likely not involve raising capital in the public market. If we need to raise additional capital, we believe that there are comparable

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sources of additional capital available through borrowing, private sales of equity or debt securities, or alternative business consolidation transactions. Additionally, our ability to explore, secure and structure such transactions may be more successful without the requirement of publicly reporting such negotiations and transactions. However, we recognize that we may not be able to raise additional capital or finalize a transaction with a third party when required, or that the cost of additional capital or the results of any such transactions will be attractive.

•
To avoid being taxed as a corporation under the publicly-traded partnership rules under the Internal Revenue Code, our units are not listed on an exchange. Although trading of our units is facilitated through a qualified matching service, we do not enjoy sufficient market liquidity to enable our unit holders to trade their units easily. In addition, our units are subject to transferability restrictions, requiring the consent of our board in most instances. We also do not have sufficient liquidity in our units to use it as potential currency in an acquisition. As a result, we do not believe that registration of our units under the Exchange Act has benefited our unit holders in proportion to the costs we have incurred and expect to incur.

•
As a reporting company, we must disclose information to the public which may be helpful to our direct and indirect competitors in challenging our business operations. Some of this information includes disclosure of material agreements affecting our business, the development of new technology, product research and development, known market trends and contingencies that may impact our operating results. Competitors can use that information to take market share, employees, and customers away from us. Terminating our reporting obligation will help to protect sensitive information from disclosure.

•
We expect that suspending our reporting obligations will reduce the burden on our management and employees from the increasingly stringent SEC reporting requirements and allow them to focus more of their attention on our business objectives.

•
We expect that suspending reporting obligations will increase management's flexibility to consider and initiate actions such as a merger or sale of the Company without being required to file a preliminary proxy statement with the SEC and otherwise comply with Regulation 14A of the Exchange Act.

•
The Reclassification proposal allows our unit holders to retain an equity interest in IRE and to continue to share in our profits and losses and distributions. It will also allow our unit holders, both Class A and Class B, to continue to elect our board of directors.

•
We expect that suspending reporting obligations may reduce the expectation to produce short-term per unit earnings and may increase management's flexibility to consider and balance actions between short-term and long-term growth objectives.

Many of the benefits of a Rule 13e-3 transaction, such as eliminating costs of SEC reporting obligations and allowing management and employees to focus on core business initiatives, have been in existence for some time, and for these reasons, deregistration has been a part of IRE's long-term strategy. However, due to the impact over time of the increasingly stringent regulation from SOX and the expanded reporting requirements faced by IRE, especially in light of the difficult economic environment, the board began recently to seriously consider a transaction that would result in the deregistration of our units.

We considered that some of our unit holders may prefer to continue as unit holders of a SEC reporting company, which is a factor weighing against the Reclassification. The board also considered the following potential negative consequences of the Reclassification to our unit holders, and in particular to our unit holders who will receive Class B Units:

•	Our unit holders will lose the benefits of registered securities, such as access to information about the Company required to be disclosed in SEC periodic reports.

•
Our unit holders will lose certain statutory safeguards since we will no longer be subject to SOX requirements that require our CEO and CFO to certify the Company's financial statements and internal controls over financial reporting and certify the accuracy of our reports filed with the SEC.

•	The value and liquidity of our units may be reduced as a result of the Company no longer being a public company and because of the differing terms among the reclassified units.

•	We have incurred and will incur costs, in terms of time and dollars, in connection with going private.

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•	Going private may reduce the attractiveness of stock-based incentive plans, which are often used to attract and retain executives and other key employees.

•	Our officers and directors may have potential liability due to the "interested" nature of the transaction.

•	Due to the restrictions involved in the private sale of securities, we may have increased difficulty in raising equity capital in the future, potentially limiting our ability to expand.

However, we believe that the disadvantages of remaining a public company subject to the registration and reporting requirements of the SEC outweigh the advantages, as described above.

We also considered various alternatives to accomplish the proposed transaction, including a tender offer, a stock repurchase on the open market or a reverse stock split whereby unit holders owning less than a certain number of units would be "cashed out." Ultimately, we elected to proceed with the Reclassification because these alternatives could be more costly, might not effectively reduce the number of unit holders below 300, and would not allow all unit holders to retain an equity interest in IRE. We have not received any proposal from third parties for any business combination transactions, such as a merger, consolidation or sale of all or substantially all of our assets. Our board did not seek any such proposal in connection with the Reclassification because these types of transactions are inconsistent with the narrower purpose of the proposed transaction, which is to discontinue our SEC reporting obligations.

Other than the cost savings and other benefits associated with becoming a non-SEC reporting company, we do not have any other purpose for engaging in the Reclassification at this particular time.

Fairness of the Reclassification

Based on a careful review of the facts and circumstances relating to the Reclassification, our board has unanimously concluded that the Proposed Operating Agreement and the Rule 13e-3 transaction, including the terms of the Reclassification, are substantively and procedurally fair to all of our unit holders, including unaffiliated unit holders. The board unanimously approved the Reclassification and recommends that our members vote " FOR " the Reclassification, " FOR " the adoption of the Proposed Operating Agreement, " FOR " approval of the voting rights of the proposed Class B Units, " FOR " approval of the transfer restrictions for our Class A Units.

In its consideration of both the procedural and substantive fairness of the transaction, our board considered the potential effect of the transaction as it relates to all unaffiliated unit holders generally, to unit holders receiving Class B Units and to unit holders continuing to own units as Class A Units. Because the transaction will affect unit holders differently only to the extent that some will receive Class B Units in the Reclassification and some will retain their units as Class A Units, these are the only groups of unit holders for which the board considered the relative fairness and the potential effects of the Reclassification.

Substantive Fairness

The factors that our board considered positive for our unaffiliated unit holders include the following:

•	Our unaffiliated unit holders will continue to have an equity interest in IRE and participate equally in future profit and loss allocations and distributions on a per unit basis.

•	Our affiliated unit holders will be treated in the same manner in the Reclassification as our unaffiliated unit holders and will be reclassified according to the same standards.

•	Our unaffiliated unit holders are not being "cashed out" in connection with the Reclassification, and all of our units will continue to have the same material economic rights and preferences.

•
The Class A unaffiliated unit holders will retain voting rights, including the right to elect directors and vote on other decisions as provided in the Proposed Operating Agreement and under the Iowa Uniform Revised Limited Liability Company Act. Our Class B unaffiliated unit holders will retain some voting rights. Class B unaffiliated unit holders will have the right to elect our directors and will have the right to vote on a merger or voluntary dissolution of the Company along with amendments to our operating agreement in certain limited circumstances.

•
Our smaller unaffiliated unit holders who prefer to become Class A Unit holders received notice that they had until July 3, 2012 to acquire sufficient units to hold 40 or more units in their own names before the Reclassification. The limited

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market for our units may have made acquiring units difficult, and there may have been acquisition costs beyond the purchase price of such units. However, we believe that acquiring additional units was an option available to our unaffiliated unit holders, and our unaffiliated unit holders were able to weigh the costs and benefits of acquiring additional units. We have restricted transfers after July 3, 2012 to allow the Company to determine definitively the number of Class A and Class B members that would result from the Reclassification before providing our members with proxy materials. However, this restriction may not apply to some transfers under our Operating Agreement, such as transfers upon a member's death.

•
While we do not believe any of our members own units through a broker, beneficial owners who hold their units in "street name," who would receive Class B Units if they were record owners instead of beneficial owners, and who wish to receive Class B Units as if they were record owners instead of beneficial owners, had notice that they had until July 3, 2012 to transfer their units so that they could receive Class B Units.

•
Our unaffiliated unit holders receive little benefit from IRE being a SEC reporting company because of our small size, the lack of analyst coverage and the limited trading of our units, especially when compared to the associated costs of reporting.

•
Our unaffiliated unit holders will realize the potential benefits of termination of registration of our units, including reduced expenses as a result of no longer being required to comply with the SEC reporting requirements.

•	We do not expect that the Reclassification will result in a taxable event for any of our unaffiliated unit holders.

•	No brokerage or transaction costs are to be incurred by our unit holders in connection with the Reclassification.

The board is aware of, and has considered, the impact of certain potentially countervailing factors on the substantive fairness of the Reclassification to our unaffiliated unit holders receiving Class B Units. In particular, the factors that our board considered as potentially negative for those unit holders receiving Class B Units included:

•
The voting rights of Class B unaffiliated unit holders will be limited to director elections, the dissolution of the Company and mergers. Such limitations may result in decreased value of the Class B Units.

•	Our Class B unaffiliated unit holders will only be able to consent to amendments to the Proposed Operating Agreement in certain very limited circumstances.

•
The value of Class B Units may be less due to these restrictive voting rights. As a result, our affiliated unit holders, who will hold Class A Units with the exception of our CEO Larry Rippey, may receive more valuable units than those unaffiliated holders who receive Class B Units.

The factors that our board considered as potentially negative for the unaffiliated unit holders who are continuing to hold our units as Class A Units included:

•	The transferability of Class A Units will be more limited. Class A Unit Holders will only be allowed to transfer Class A Units in blocks of at least ten Class A units.

The factors that our board considered as potentially negative for all of our unaffiliated unit holders, regardless of class, included:

•	They will be required to surrender their units in exchange for Class A or Class B Units.

•
Following the Reclassification, they will have restrictions on their ability to transfer their units because our units will be tradable only in private transactions, and there will be no public market for our units.

•
They will have reduced access to our financial information once we are no longer a SEC reporting company, although we do intend to continue to make available to all unit holders an annual report containing audited financial statements.

•
Once our SEC reporting obligations are suspended, we will not be directly subject to the provisions of SOX applicable to reporting companies or the liability provisions of the Exchange Act, and our officers will not be required to certify the accuracy of our financial statements under the SEC rules.

•	Unaffiliated unit holders who do not believe that the Reclassification is fair to them do not have the right to dissent from the Reclassification.

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•
Until the Reclassification is completed (or rejected by the members), transfers of our units will be prohibited. However, this restriction may not apply to some transfers under our Operating Agreement, such as transfers upon a member's death. If the Reclassification is not approved by our members, transfers made in accordance with our Operating Agreement will be allowed to resume as soon as reasonably practicable after the Member Meeting, likely within one week of the meeting.

Our board believes that these potentially countervailing factors did not, individually or in the aggregate, outweigh the overall substantive fairness of the Reclassification to our unaffiliated unit holders and that the foregoing factors are outweighed by the positive factors previously described.

Procedural Fairness

We believe the Reclassification is procedurally fair to our unaffiliated unit holders, including those that will continue to hold our units as Class A unit holders and those that will be reclassified as Class B unit holders. In concluding that the Reclassification is procedurally fair to our unaffiliated unit holders, the board considered several factors. The factors that our board considered positive for our unaffiliated unit holders included the following:

•	The Reclassification is being effected in accordance with the applicable requirements of Iowa law.

•
Our board discussed the possibility of forming an independent special committee to evaluate the Reclassification. However, because our directors would be treated the same as the other unit holders and no consideration was given to the unit ownership of the board members in determining the unit cutoff number, the board concluded that a special committee for the Reclassification was not needed, as the board was able to adequately balance the competing interest of the unaffiliated unit holders in accordance with their fiduciary duties.

•
Our board retained and received advice from legal counsel in evaluating the terms of the Reclassification as provided in the Proposed Operating Agreement including the balancing of the rights of unaffiliated and affiliated Class A unit holders and Class B unit holders.

•
Our board considered alternative methods of effecting a transaction that would result in our becoming a non-SEC reporting company, each of which was determined to be impractical, more expensive than the Reclassification, involving a cash-out of unit holders, or potentially ineffective in achieving the goals of allowing unit holders to retain an equity ownership in the Company while at the same time eliminating the costs and burdens of being a publicly reporting company.

•
Unaffiliated unit holders were given notice that they had until July 3, 2012 to acquire or sell sufficient units to determine whether such unit holders will own Class A or Class B Units after the Reclassification. Our board believes that this procedure was fair because it allowed members a period of sixty days to adjust their unit holdings in order to either be classified as Class A or Class B unit holders. This procedure also allows the Company sufficient time prior to the completion and distribution of this proxy statement to determine whether the number of unit holders in each class following the Reclassification would accomplish the Company's goal of suspending its SEC reporting obligations. Our board believes that the sixty days notice that was given to our members was enough time for our members to adjust their unit holdings and to have those unit transfers approved by the board prior to the time when unit transfers were suspended.

•	To implement the Reclassification, it must be approved by the affirmative vote of a majority of the Membership Voting Interests representing a quorum at the Member Meeting.

Our board considered each of the foregoing factors to weigh in favor of the procedural fairness of the Reclassification to all of our unaffiliated unit holders.

The board is aware of, and has considered, the impact of certain potentially countervailing factors on the procedural fairness of the Reclassification to all of our unaffiliated unit holders:

•
Although the interests of holders receiving Class B Units are different from the interests of holders owning Class A Units and may create conflicts of interest, neither the board nor any of the directors retained an independent, unaffiliated representative to act solely on behalf of the unaffiliated unit holders receiving Class B Units to negotiate the terms of the Reclassification or prepare a report concerning the fairness of the Reclassification. However, our board members will be treated the same as the unaffiliated unit holders in the proposed transaction.

•	The transaction is not structured to require approval of at least a majority of unaffiliated unit holders, although when the

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Reclassification was approved by our board, members of our board and our executive officers then collectively held only 4.46% of our outstanding units.

•	We did not solicit any outside expressions of interest in acquiring the Company.

•
We did not receive a report, opinion, or appraisal from an outside party as to the value of our units, the fairness of the transaction to those unit holders receiving Class B Units or the fairness of the transaction to IRE.

Our board believes that these potentially countervailing factors did not, individually or in the aggregate, outweigh the overall procedural fairness of the Reclassification to our unaffiliated unit holders and that the foregoing factors are outweighed by the procedural safeguards previously described. In particular, the board felt that the consideration and approval of the transaction by the full board, whose conflict of interest is a relatively insignificant increase in aggregate voting unit ownership following the Reclassification, was a sufficient procedural safeguard that made it unnecessary to form a special committee or retain an independent fairness advisor.

We have not made any provision in connection with the Reclassification to grant our unaffiliated unit holders access to our Company files beyond that granted generally under our Operating Agreement and Iowa Law, or to obtain counsel or appraisal services at our expense. With respect to our unaffiliated unit holders' access to our Company files, our board determined that this proxy statement, together with our other SEC filings and information they may obtain under our Operating Agreement, provide adequate information for our unaffiliated unit holders. Under our Operating Agreement, subject to compliance with our safety, security and confidentiality procedures and guidelines, our members have rights to review lists of our members and directors, copies of our articles of organization, operating agreements, tax returns for the last three years, and financial statements for the most recent fiscal year. Any member may inspect and copy these records during normal business hours if they have a proper purpose reasonably related to their interest as a member of IRE. With respect to obtaining counsel or appraisal services at our expense, the board did not consider these actions necessary or customary. In deciding not to adopt these additional procedures, the board also took into account factors such as IRE's size and the cost of such procedures.

Factors Not Considered Material

In reaching its conclusion that the Reclassification is fair to our unaffiliated unit holders, whether they will be receiving Class A or Class B Units, the board did not consider the following factors to be material:

•
the current or historical market price of our units because our units are not traded on a public market, and instead are traded in privately negotiated transactions in which the market price may or may not be determinative. Except as described above with respect to the possible lower value of Class B Units due to relatively restricted voting rights, any effect that the Reclassification has on the market price will be the same for our unaffiliated unit holders and affiliated unit holders.

•
our going concern value because the going concern value will be determined by the market at the time of a sale, merger or other business combination. We expect that the Reclassification will have only an insignificant effect on the Company's value on a going forward basis (a $200,000 per year savings) and will not be determinative of the going concern value.

•
our net book value because the Reclassification and subsequent deregistration will have an insignificant effect on the net book value of our units. Our net book value as of March 31, 2012 was $134.29 per unit. Management expects that since the economic interests of the two classes will be the same, that the net book value per unit will be the same for each Class A and Class B Unit.

•
the liquidation value of our assets because the Company believes the Reclassification will not have a material effect on the liquidation value of our assets or units. Under the Proposed Operating Agreement, the rights of our unaffiliated and affiliated unit holders will not change, and all of our unit holders will be afforded the right to continue to share equally in the liquidation of the Company's assets and in any residual funds allocated to our unit holders. In addition, the Proposed Operating Agreement provides all of our unit holders, both affiliated and unaffiliated, an equal vote in the dissolution of the Company.

•	Repurchases of units by the Company over the past two years because there were none.

Additionally, our board believes that several of the above factors are immaterial because our unit holders are not being "cashed out" in connection with the Reclassification, and our units will have the same material economic rights and preferences. As a result, our smaller unit holders will continue to hold an equity interest in IRE as Class B unit holders and will therefore participate equally, and on the same basis that they would participate absent a transaction, with the holders of our Class A Units in our profits, losses and the receipt of distributions. Moreover, unaffiliated holders will be treated the same as affiliated holders. Accordingly, we did not request or receive any reports, opinions or appraisals from any outside party relating to the Reclassification or the monetary value of the Class A or Class B Units.

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Instead of the foregoing factors, and as described in detail above, the board subjectively considered the collective advantages of the Class A or Class B Units, including the right of our Class B units to elect directors. The board also subjectively considered the relative disadvantages of the two classes, including limits on voting and decision-making in the case of the Class B units, and the requirement that Class A Units be transferred in blocks of at least ten Class A Units. In addition, the board also evaluated the benefits shared by all classes of units, such as the ability to vote upon certain events such as dissolution of the Company and mergers, the ability to benefit from the cost savings associated with the Reclassification and the opportunity to share in our future growth and earnings.

Board Recommendation

As a result of the analysis described above, the board has unanimously concluded that the Reclassification is substantively and procedurally fair to all unit holders, including our unaffiliated unit holders receiving Class A or Class B Units. In reaching this determination, we have not assigned specific weight to particular factors, and we considered all factors as a whole. None of the factors considered led us to believe that the Reclassification is unfair to any of our unit holders.

The board unanimously approved the Reclassification and recommends that our members vote "FOR" the Reclassification, "FOR" the adoption of the Proposed Operating Agreement, "FOR" approval of the voting rights of our proposed Class B Units, and "FOR" approval of the transfer restrictions for our Class A Units.

Purpose and Structure of the Reclassification

The primary purposes of the Reclassification are to:

•
Consolidate ownership of our units to less than 300 unit holders of record, which will suspend our SEC reporting requirements and thereby achieve significant cost savings. We estimate that we will be able to reallocate resources, eliminate costs and avoid anticipated future costs of approximately $200,000 annually by eliminating the requirement to prepare and file periodic reports and reducing the expenses of unit holder communications. We will also realize cost savings by avoiding the need to add additional staff and from reduced staff and management time spent on reporting and securities law compliance matters.

•	Help protect sensitive business information from disclosure that might benefit our competitors.

•	Allow our management and employees to refocus time spent on SEC reporting obligations and unit holder administrative duties to our core business.

•	Reduce the expectation to produce short-term per unit earnings, thereby increasing management's flexibility to consider and balance actions between short-term and long-term growth objectives.

The structure of the Reclassification will give all of our unit holders the opportunity to retain an equity interest in IRE and therefore to participate in any future growth and earnings of the Company. Because we are not cashing out any of our unit holders, this structure minimizes the costs of our becoming a non-SEC reporting company while achieving the goals outlined in this proxy statement.

Our board elected to structure the transaction to take effect at the unit holder level, meaning that we use the number of units registered in the name of each holder to determine how that holder's units will be reclassified. The board chose this structure in part because it determined that this method would provide us with the best understanding at the effective time of the Reclassification of how many unit holders would receive each class of units. In addition, on May 4, 2012, the Company notified unit holders that they had until July 3, 2012 to make transfers of units before the Reclassification. The purpose of this letter was to allow unit holders the opportunity to make transfers before the Reclassification so that they could own the requisite number of units to be in their desired class, which our board felt would enhance the substantive fairness of the transaction to all unit holders. Although providing this flexibility generated an element of uncertainty as to the number of Class A unit holders that would result, our board felt that the threshold number of 40 or more units allowed a sufficient margin for unit holders to transfer their units. Overall, our board determined that the structure would be the most efficient and cost-effective way to achieve its goals of deregistration, notwithstanding any uncertainty that may have been created by giving unit holders the flexibility to transfer their holdings through July 3, 2012. We have restricted transfers after July 3, 2012 to allow the Company to determine definitively the number of Class A and Class B members that would result from the Reclassification before providing our members with proxy materials. However, this restriction may not apply to some transfers under our Operating Agreement, such as transfers upon a member's death.

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Effects of the Reclassification on IRE

The board expects the Reclassification will have various positive and negative effects on IRE as described below.

Effect of the Proposed Transaction on Our Outstanding Units

As of the record date, the number of outstanding units was 26,331. The Proposed Operating Agreement will authorize the issuance of two separate and distinct classes of units, Class A and Class B Units. Based upon our best estimates, if the Reclassification had been consummated as of the record date, approximately 16,015 units would be reclassified as Class A Units, with the total number of Class A unit holders reduced from approximately 633 to approximately 209. Additionally, 10,316 outstanding units would be reclassified as Class B Units. We have no other current plans, arrangements or understandings to issue any units as of the date of this proxy.

Termination of Exchange Act Registration and Reporting Requirements

Upon the completion of the Reclassification, we expect that our current outstanding units, which will be classified as Class A Units, will be held by fewer than 300 record unit holders and the Class B Units will be held by fewer than 500 record unit holders. Accordingly, our obligation to continue to file periodic reports with the SEC will be suspended under Rule 12h-3 of the Exchange Act.

The suspension of the filing requirement will substantially reduce the information that we are required to furnish to our unit holders and the SEC. Therefore, we anticipate that we will eliminate costs of these filing requirements of approximately $200,000 annually, as follows:

Reduction in Accounting and Auditing Expenses	$60,000
SEC Counsel	49,000
Staff and Executive Time (to the extent not otherwise reflected in other categories)	30,000
XBRL Edgarization Reporting Compliance	31,000
SOX compliance / internal control testing	15,000
Miscellaneous, including Printing and Mailing	15,000
Total	$200,000

We will apply for termination of the registration of our units and suspension of our SEC reporting obligations as soon as practicable following completion of the Reclassification.

Potential Registration of the Class B Units or Discontinuation of our Suspended Duty to Report

After the Reclassification, we anticipate that there will be approximately 424 Class B unit holders of record. If the number of record holders of our Class B Units is 500 or more (or such other number as required to maintain the suspension of our duty to file periodic reports with the SEC) on the last day of any fiscal year, IRE will be required to register the Class B Units under Section 12(g) of the Exchange Act. As a result, we would again be subject to all of the reporting and disclosure obligations under the Exchange Act. For this reason, the Proposed Operating Agreement includes a provision that gives our board the authority to disallow a transfer of Class B Units if it believes that a transfer will result in the Class B Units being held by 500 or more respective holders (or another number that otherwise obligates the Company to register its units under the Exchange Act). We do not expect any significant change in the number of record holders of Class B Units in the near term that will obligate us to register our Class B Units.

Similarly, if the number of our Class A unit holders of record is 300 or more on the last day of any fiscal year, the suspension of our duty to file reports under the Exchange Act would be discontinued, and we would be again subject to the reporting and disclosure obligations under the Exchange Act. For this reason, the Proposed Operating Agreement contains a new restriction on the transfer of Class A Units that gives our board the authority to disallow a transfer of Class A Units if it believes that the transfer will result in the Class A Units being held by 300 or more Class A unit holders. We estimate that following the Reclassification, we will have 209 Class A unit holders of record and do not anticipate any significant change in the number of Class A unit holders of record that would obligate us to resume periodic reporting with the SEC.

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Effect on Trading of Units

Our units are not traded on an exchange and are not otherwise actively traded, although we currently have a qualified matching service (QMS).

Because we will no longer be required to maintain current public information by filing reports with the SEC, and the fact that our units will only be tradable in privately-negotiated transactions and without the availability of a QMS, the liquidity of our units may be reduced following the Reclassification.

Financial Effects of the Reclassification

We expect that the professional fees and other expenses related to the Reclassification of approximately $85,000 will not have any material adverse effect on our liquidity, results of operations or cash flow.

Effect on Conduct of Business after the Transaction

We expect our business and operations to continue as they are currently being conducted and, except as otherwise discussed in the proxy statement with regard to diverting resources that would otherwise be used for SEC reporting obligations, the transaction is not anticipated to affect the conduct of our business.

Effect on Our Directors and Executive Officers

It is not anticipated that the Reclassification will affect our directors and executive officers, other than with respect to their relative unit ownership and voting power and as described below with respect to affiliated unit holders. The annual compensation paid by us to our officers and directors will not increase as a result of the Reclassification, nor will the Reclassification result in any material alterations to existing employment agreements with our officers.

Plans or Proposals

Other than as described with respect to the Reclassification, neither we nor our management have any current plans or proposals to effect any extraordinary corporate transaction, such as a merger, reorganization or liquidation, to sell or transfer any material amount of our assets, to change our board or management, to change materially our indebtedness or capitalization or otherwise to effect any material change in our corporate structure or business. As stated throughout this proxy statement, we believe there are significant advantages in effecting the Reclassification and becoming a non-reporting company. Although our management does not presently have any intention to enter into any transaction described above, management continues to consider all opportunities to increase liquidity, including through additional debt or equity financing and joint ventures or other arrangements with strategic business partners.

Effects of the Reclassification on Unit Holders of IRE

In the event the members vote to approve the Reclassification, the members will lose the rights and protections that are afforded to equity holders in publicly reporting companies who are subject to the federal securities laws. The Company will no longer be required to file annual, quarterly and current reports with the SEC. This will likely lead to the members receiving less information regarding the Company than the Company currently files with the SEC. Further, we currently publicly file information regarding the equity ownership and compensation paid to our directors and executive officers as well as the ownership interests of certain large investors. If the Reclassification is approved, such information will no longer be publicly available. Under the Proposed Operating Agreement, our unit holders will be allowed to inspect, upon reasonable request, Company books and records. Additionally, the Company intends to make available to the members an annual report containing the Company's audited financial statements. These financial statements and annual report, however, may not be the same as those required for reporting companies and likely will contain less detail than our current public reports and filings with the SEC, and we will no longer be subject to the regulations for reporting companies. The liquidity of the units you hold in IRE may be reduced since there will be no public information available about IRE and all of our units will only be tradable in privately-negotiated transactions, without the availability of a qualified-matching service. Further, we may lose the benefits that public companies have in raising additional equity capital in the future if we were to require such additional capital. We will also no longer be directly subject to the provisions of the Sarbanes-Oxley Act of 2002 ("SOX") applicable to public-reporting companies, which, among other things, requires our CEO and CFO to certify the accuracy of our financial statements and internal controls over financial reporting. Therefore, our members will lose the right to demand that our executive officers certify our financial statements and internal controls over financial reporting. Finally, the Company will no longer be subject to the proxy rules of the SEC, and therefore, our members may receive less information regarding various matters that will be presented to our members for approval in the future, including information

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regarding director elections and future amendments to our operating agreement.

Effects of the Reclassification on Class A Unit Holders

The Reclassification will have both positive and negative effects on the Class A unit holders. All of these changes will affect affiliated and unaffiliated Class A unit holders in the same way. The board of IRE considered each of the following effects in determining to approve the Reclassification.

Benefits	Detriments
Due to the Reclassification, Class A unit holders will:

Realize the potential benefits of termination of registration of our units, including reduced expenses from no longer being required to comply with reporting requirements under the Exchange Act;
Be entitled to vote on all matters brought before the members of IRE, except as otherwise provided by the Proposed Operating Agreement or Iowa law;
Have enhanced voting control over IRE in comparison to the Class B units.

Due to the Reclassification, Class A unit holders will:

Be required to have their units reclassified into Class A Units, for which they will receive no additional consideration;
Hold unregistered securities and therefore lose the benefits of holding registered securities, such as access to information concerning IRE required to be contained in the Company's periodic reports; and the requirement that our officers certify the accuracy of our financial statements;
Hold restricted securities which will require an appropriate exemption from registration to be eligible for transfer;
Bear transfer restrictions provided in the Proposed Operating Agreement, such that members may only transfer Class A Units in blocks of at least ten Class A Units and our board will be entitled to, at its sole discretion, approve or disallow proposed transfers; and
Bear the risk of a decrease in the market value and liquidity of the Class A Units due to the reduction in public information concerning the Company.

Effects of the Reclassification on Class B Unit Holders

The Reclassification will have both positive and negative effects on the Class B unit holders. All of these changes will affect affiliated and unaffiliated Class B unit holders in the same way. The board of IRE considered each of the following effects in determining to approve the Reclassification.

Benefits	Detriments
Due to the Reclassification, Class B unit holders will:
Realize the potential benefits of termination of registration of our units, including reduced expenses from no longer being required to comply with reporting requirements under the Exchange Act;
Continue to hold an equity interest in IRE and share in our profits, losses and distributions on the same basis as our Class A unit holders; and
Be entitled to transfer any number of units to any person approved by the board in accordance with the terms of the Proposed Operating Agreement.

Due to the Reclassification, Class B unit holders will:
Be required to have their units reclassified into Class B units, for which they will receive no additional consideration;
Be entitled to vote only to elect directors and upon a proposed dissolution or merger of the Company;
Be entitled to consent to amendments to the Proposed Operating Agreement only in very limited circumstances; and
Hold restricted securities that will require an appropriate exemption from registration to be eligible for transfer.

Effects of the Reclassification on Affiliated Unit Holders

The Reclassification will have some additional effects on our executive officers and directors. As used in this proxy statement, the term "affiliated unit holders" means any unit holder who is a director or executive officer of IRE and the term "unaffiliated unit holder" means any member other than an affiliated unit holder. As a result of the Reclassification:

•
our affiliated unit holders will no longer be subject to Exchange Act reporting requirements and restrictions, and information about their compensation and unit ownership will not be publicly available; and

•
our affiliated unit holders will lose the availability of the Rule 144 safe harbor for transfers. Because our units will not be registered under the Exchange Act after the Reclassification and we will no longer be required to furnish publicly available periodic reports, our executive officers and directors will lose the ability to dispose of their units under Rule 144

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of the Securities Act of 1933, which provides a safe harbor for resales of securities by affiliates of an issuer.

Units Held in a Brokerage or Custodial Account

While we do not believe any of our members own units through a broker or custodial account, unit holders must understand how units that they hold in "street name" will be treated for purposes of the Reclassification. Unit holders who have transferred their units of IRE into a brokerage or custodial account are no longer shown on our membership register as the record holder of these units. Instead, the brokerage firms or custodians typically hold all units that its clients have deposited with it through a single nominee; this is what is meant by "street name." If that single nominee is the holder of record of 40 or more units, then all units registered in that nominee's name will be renamed as Class A Units. At the end of the Reclassification, the beneficial owners will continue to beneficially own the same number of units as before the transaction. If you hold your units in "street name," you should talk to your broker, nominee or agent to determine how they expect the Reclassification to affect you. Because other "street name" holders who hold through your broker, agent or nominee may have adjusted their holdings before the Reclassification, you may have no way of knowing how your units will be reclassified.

Interests of Certain Persons in the Reclassification

Our executive officers and directors who are also unit holders will participate in the Reclassification in the same manner as our other unit holders. We anticipate that all of our directors, with the exception of our Chairman Larry Rippey, will own 40 or more units, and therefore will be Class A unit holders if the Reclassification is approved. Because of the voting restrictions placed on Class B Units, these directors may experience a larger relative percentage of voting power than they previously held. This represents a potential conflict of interest because our directors unanimously approved the Reclassification and are recommending that you approve it. Despite this potential conflict of interest, the board believes the Reclassification is fair to all of our unit holders for the reasons discussed in this proxy statement.

The directors' relative voting rights were not a consideration in the board's decision to approve the Reclassification or in deciding its terms, including setting the 40 Class A unit threshold. In addition, the board determined that any potential conflict of interest created by the directors' ownership of our Class A Units is relatively insignificant. The board did not set the 40 Class A Unit threshold to avoid exchanging the Class A units of any directors. In addition, the percentage of beneficial ownership of and voting power held by directors and executive officers of IRE as a group will increase from approximately 4.46% of the current units to approximately 7.18% of the Class A Units after the Reclassification, which is unlikely to materially change their collective ability to control the Company in their capacity as members.

Our board was aware of the actual or potential conflicts of interest discussed above and considered them along with the other matters that have been described in this proxy statement.

None of our executive officers or directors who beneficially owns an aggregate of 40 units or more has indicated to us that he intends to sell units between the public announcement of the transaction and the effective date. In addition, none of these individuals has indicated his intention to divide units among different record holders so that fewer than 40 units are held in each account to receive Class B Units.

Material Federal Income Tax Consequences of the Reclassification

The following is a summary of the anticipated material United States federal income tax consequences of the Reclassification. This discussion does not consider the particular facts or circumstances of any unit holder. This discussion assumes that you hold, and will continue to hold, your Class A or B Units as a capital asset within the meaning of Section 1221 of the Internal Revenue Code of 1986, as amended, which we refer to as the "Code." The federal income tax laws are complex and the tax consequences of the Reclassification may vary depending upon your individual circumstances or tax status. Accordingly, this description is not a complete description of all of the potential tax consequences of the Reclassification and, in particular, may not address United States federal income tax considerations that may affect the treatment of holders of units subject to special treatment under United States federal income tax law (including, for example, foreign persons, financial institutions, dealers in securities, traders in securities who elect to apply a mark-to-market method of accounting, insurance companies, tax-exempt entities, holders who acquired their units pursuant to the exercise of an employee unit option or right or otherwise as compensation and holders who hold units as part of a "hedge," "straddle" or "conversion transaction").

This discussion is based upon the Code, regulations promulgated by the United States Treasury Department, court cases and administrative rulings, all as in effect as of the date hereof, and all of which are subject to change at any time, possibly with retroactive effect. No assurance can be given that, after any such change, this discussion would not be different. Furthermore, we have not and will not seek or obtain an opinion of counsel or ruling from the Internal Revenue Service (IRS) with respect to the

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tax consequences of the Reclassification, and the conclusions contained in this summary are not binding on the IRS. Accordingly, the IRS or ultimately the courts could disagree with the following discussion.

Federal Income Tax Consequences to IRE

The Reclassification will likely be treated as a tax-free "recapitalization" for federal income tax purposes. As a result, we believe that the Reclassification will not have any material federal income tax consequences to IRE.

Federal Income Tax Consequences to Class A and Class B Unit Holders

We expect that unit holders receiving Class A or Class B Units in exchange for their existing units will not recognize any gain or loss in the Reclassification. We anticipate that you will have the same adjusted tax basis and holding period in your Class A or Class B Units as you had in your units immediately before the Reclassification. Further, we anticipate that the Reclassification will have no effect on your ability to use otherwise suspended passive activity losses or net operating loss carry forwards.

The above discussion of anticipated material United States federal income tax consequences of the Reclassification is based upon present law, which is subject to change possibly with retroactive effect. You should consult your tax advisor as to the particular federal, state, local, foreign and other tax consequences of the Reclassification, in light of your specific circumstances.

Appraisal and Dissenters' Rights

Under Iowa law, our members do not have appraisal rights in connection with the Reclassification. Moreover, under our Operating Agreement, our members have waived any dissenters' rights that may have otherwise been available. Other rights or actions under Iowa law or federal or state securities laws may exist for unit holders who can demonstrate that they have been damaged by the Reclassification. Although the nature and extent of these rights or actions are uncertain and may vary depending upon facts or circumstances, unit holder challenges to actions of the Company in general are related to the fiduciary responsibilities of limited liability company officers and directors and to the fairness of limited liability company transactions.

Regulatory Requirements

In connection with the Reclassification, we will be required to make several filings with, and obtain several approvals from, various federal and state governmental agencies, including complying with federal and state securities laws, which includes filing this proxy statement on Schedule 14A and a transaction statement on Schedule 13E-3 with the SEC.

Fees and Expenses; Financing of the Reclassification

We will be responsible for paying the Reclassification-related fees and expenses, consisting primarily of fees and expenses of our attorneys, accountants and other related charges. We intend to pay the expenses of the Reclassification with working capital. We estimate that our expenses will total approximately $85,000, assuming the Reclassification is completed. This amount consists of the following estimated fees:

Description	Amount
Legal fees and expenses	$75,000
Accounting fees	5,000
Printing, mailing costs and miscellaneous expenses	5,000
Total	$85,000

THE THIRD AMENDED AND RESTATED OPERATING AGREEMENT

We are governed by our Operating Agreement, which is attached to this proxy statement as Appendix A. In connection with the Reclassification, we are proposing amending and restating our Operating Agreement as set forth in the Proposed Operating Agreement, which is attached as Appendix B. The Proposed Operating Agreement includes several changes, including provisions to reclassify our units and revise the voting and transfer rights attributed to each class of units.

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The Reclassification

The Proposed Operating Agreement creates two separate classes of units, Class A and Class B Units. It will also reclassify units held by holders of 40 or more of our units into Class A Units and units held by holders of less than 40 units into Class B Units. Units will be reclassified on the basis of one Class A or Class B unit for each unit currently held by such unit holder. Unless otherwise elected by the board as described in this proxy statement, we anticipate that the Reclassification will be effective upon the approval of the Proposed Operating Agreement by our members.

Reasons for the Amendments

In order to proceed with the Reclassification, we must amend the Operating Agreement to create two classes of units, Class A and Class B Units. The amendments are required in order to create different rights between the two classes of units so the two classes are separate and distinct classes. The amendments only create differences between the voting and transfer rights of the Class A and Class B units and no change will be made to the economic rights of the two classes of units as compared to the Company's current class of units. Therefore, regardless of whether a member receives Class A or Class B Units if the Reclassification is approved, members will continue to receive the same pro-rata share of distributions as well as allocations of profit and loss by the Company.

The reasons for the material amendments to the Operating Agreement are described below.

Section 1.10 - Definitions

Amendments are proposed to the definitions section of the Operating Agreement in Section 1.10 to provide definitions for Class A and Class B Units, Class A and Class B Members, Class A and Class B Unit Holders. These definitions are necessary since the Company will have two classes of units, members and unit holders in the event the Reclassification is approved. Further, new definitions were added for "Classification" and "Classification Date" in order to provide when the Reclassification will be effective in the event the Reclassification is approved by the Members. In addition, the Company is proposing changing the Company's fiscal year end to December 31 from September 30 in order to have the Company's fiscal year end match its tax year end. The reason for this change is to avoid closing the Company's financial books in both September (for the Company's fiscal year end) and again in December (for the Company's tax year end). Finally, various other changes have been made to the Operating Agreement definitions in order to harmonize the definitions to accommodate two classes of units and the other changes that the Company proposes to make to the Operating Agreement.

Section 5 - Management

Amendments are proposed to Section 5 of the Operating Agreement to make it consistent with other changes that are proposed to provide for two classes of membership units. Further, changes are proposed to Section 5.7 of the Operating Agreement in order to adjust what actions by the board require member approval, including which class of membership units must provide that approval. These amendments are necessary to implement the two classes of membership units.

Section 6 - Role of Members

Amendments are proposed to Section 6 of the Operating Agreement primarily to provide different voting rights for the Class A and Class B Units. The proposed amendments to Section 6 are necessary to create the distinction between the two classes of units the Company proposed to create in order to complete the Reclassification. Further, the proposed amendments to Section 6 are necessary to provide the procedure for how the current units will be reclassified into Class A and Class B units.

Section 8 - Amendments

Amendments are proposed to Section 8 in order to distinguish the rights of our members to approve future amendments to the Proposed Operating Agreement provided that the Reclassification is approved. Class A Units will have more rights to propose and approve future amendments in the event the Proposed Operating Agreement is adopted compared to the Class B Units.

Section 9 - Transfers

Amendments are proposed to Section 9 of the Operating Agreement in order to implement increased transfer restrictions for the Class A Units. In the event the Reclassification is approved by the members, Class A Units may only be transferred in blocks of at least ten Class A Units. The proposed amendments to Section 9 of the Operating Agreement describe these restrictions. Further, the proposed amendments to Section 9 of the Operating Agreement provide different circumstances when the board will deny

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future transfers. The purpose of these proposed amendments are to give the board discretion to deny certain future transfers in order for the Company to remain below the applicable threshold in each class of units so the Company would not be required to once again register with the SEC because of future unit transfers that cause the number of unit-holders to exceed the applicable threshold.

Description of Units

General

As of the record date, we have 26,331 units outstanding held by approximately 633 unit holders. If the Reclassification is approved, we estimate there will be approximately 16,015 Class A Units and approximately 10,316 Class B Units. The exact number of Class A and Class B Units following the Reclassification will depend on the number of units held by each member on the effective date of the Reclassification. All units when fully paid are nonassessable and are not subject to redemption or conversion. Generally, the rights and obligations of our members are governed by the Iowa Revised Uniform Limited Liability Company Act and our Operating Agreement.

Our units represent an ownership interest in the Company. Upon purchasing units, our unit holders enter into our Operating Agreement and become members of our limited liability company. Each member has the right to: a share of our profits and losses; receive distributions of our assets when declared by our board; participate in the distribution of our assets if we dissolve; and access and copy certain information concerning our business.

Comparison of Features of Class A and Class B Units

The following table sets forth a comparison of the features of our current units as compared to the proposed features of the Class A and Class B Units provided in the Proposed Operating Agreement. Section references are to sections in the Proposed Operating Agreement.

	Current Units	Class A	Class B
Voting Rights	Holders of units are entitled to vote on all matters for which unit holder approval is required under our Operating Agreement or Iowa law.	Holders of Class A units are entitled to vote on all matters for which unit holder approval is required under the Proposed Operating Agreement or Iowa law. (Section 6.5)	Holders of Class B units are entitled to vote on the election of our directors, voluntary dissolution, mergers and as may be required by Iowa law. (Section 6.5)
Transfer Rights	Transfers will only be allowed pursuant to the restrictions of our Operating Agreement and tax and securities laws.
Transfers will only be allowed in blocks of at least ten Class A units and pursuant to the restrictions of the Proposed Operating Agreement and tax and securities laws. Our board has the sole discretion to approve or disallow any proposed transfer. Our board may prohibit transfers that will result in 300 or more Class A unit holders of record. (Article IX)

Transfers will only be allowed pursuant to the restrictions of the Proposed Operating Agreement and tax and securities laws. Our board has the sole discretion to approve or disallow any proposed transfer. Our board may prohibit transfers that will result in 500 or more Class B unit holders of record (or such other number as required to maintain the suspension of our duty to file periodic reports with the SEC). (Article IX)

Restrictive Legend	Units will bear a restrictive legend.	Certificates representing Class A and Class B Units will bear the restrictive legend set forth in the Proposed Operating Agreement, as may be amended by the board.

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Transferees; Substitute Members	Transferees of units must furnish certain tax information to the Company. To become members, transferees must also become parties to the Operating Agreement.	Transferees of units must furnish certain tax information to the Company. To become members, transferees must also become parties to the Proposed Operating Agreement.
Minimum/Maximum Ownership Requirements	Holders of units are not subject to minimum ownership requirements. No member may directly or indirectly own or control more than 49% of the outstanding units.
Holders of units will not be subject to minimum ownership requirements. Units will permanently retain their classification following the classification date.
No member of any class may directly or indirectly own or control more than 49% of the outstanding units.

Amendments to the Operating Agreement	Holders of units may amend the Company's Operating Agreement.
Holders of a majority of the Class A Units representing a quorum may amend the Proposed Operating Agreement
Additionally, the consent of a member is required for any amendment to the Proposed Operating Agreement that would modify the limited liability of the member or alter the financial rights of the member.
Consent is not required for any alteration resulting from a change in the number of outstanding Units, the adjustment to capital accounts permitted by the Proposed Operating Agreement, or the creation of new classes of Units.

(Section 8.1)

Holders of Class B Units Units may not amend the Proposed Operating Agreement.
However, the consent of a Class B member is required for any amendment to the Proposed Operating Agreement that would modify the limited liability of the member or alter the financial rights of the member.
Moreover, if an amendment modifies the rights and obligations of any class, the consent of members owning a majority of the units representing a quorum of each class of units adversely affected is required to approve the amendment.

However, consent is not required for any alteration resulting from a change in the number of outstanding units, the adjustment to capital accounts permitted by the agreement, the creation of new classes of units, or changes that apply to all of the classes.
(Section 8.1)

Sharing of Profits and Losses	Holders of units are entitled to share in the profits and losses of the Company on a pro rata basis.	Holders of units are entitled to share in the profits and losses of the Company on a pro rata basis (Article 3).
Distributions	Holders of units are entitled to receive distributions on a pro rata basis of Company cash and property as and when declared by the board.	Holders of units are entitled to receive distributions on a pro rata basis of Company cash and property as and when declared by the board (Section 4.1).

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Dissolution	Holders of units are entitled to participate pro rata in the distribution of assets upon the Company's dissolution.	Holders of units are entitled to participate pro rata in the distribution of assets upon the Company's dissolution (Article 10).
Information Rights	Holders of units are entitled to receive financial reports and to access and copy certain information concerning the Company's business.	Holders of units are entitled to receive financial reports and to access and copy certain information concerning the Company's business (Section 7).

APPROVAL OF VOTING RIGHTS OF CLASS B UNITS

In addition to approving the Reclassification and the Proposed Operating Agreement, we are asking our members to separately approve the voting rights of the Class B Units that will be created by the Reclassification and the Proposed Operating Agreement. This vote will be taken in Proposal #3 on the proxy card. Generally, if the Reclassification and the Proposed Operating Agreement are adopted by the Company, the members who own fewer than 40 units prior to the Reclassification will receive one Class B Unit for each unit that they own prior to the Reclassification. Class B Units will have fewer voting rights than Class A Units and generally will only be entitled to vote to elect directors and upon a proposed dissolution or merger of the Company. Further, in certain limited circumstances, members owning Class B Units will be required to vote on amendments to the Company's operating agreement. These limited voting rights may negatively impact the value of the Class B Units and may make the Class B Units worth less than the Class A Units.

More information regarding the rights of members owning Class B Units after the Reclassification is included in this proxy statement in "SPECIAL FACTORS RELATED TO THE RECLASSIFICATION" and "THE THIRD AMENDED AND RESTATED OPERATING AGREEMENT." Further, the specific language of the Proposed Operating Agreement, which would govern the rights and responsibilities of the Class B Units in the event the Reclassification is approved by the members, is included in this proxy statement as Appendix B.

The voting requirement for approval of the voting rights of the proposed Class B Units is a majority of the units present at a meeting where a quorum is present. A quorum is 25% of the total membership voting interests. Currently 6,583 units must be present, in person or by proxy, to constitute a quorum at the Member Meeting.

The board unanimously approved the Reclassification and recommends that our members vote "FOR" approval of the voting rights of our proposed Class B Units.

APPROVAL OF TRANSFER RESTRICTIONS OF CLASS A UNITS

In addition to approving the Reclassification and the Proposed Operating Agreement, we are asking our members to separately approve the transfer restrictions that will be applicable to the Class A Units that will be created by the Reclassification and the Proposed Operating Agreement. The approval vote regarding the transfer restrictions for the Class A Units is included as Proposal #4 on the proxy card. Generally, if the Reclassification and the Proposed Operating Agreement are adopted by the Company, the members who own 40 or more units prior to the Reclassification will receive one Class A Unit for each unit that they own prior to the Reclassification. Class A Units will have an additional transfer restriction in the Proposed Operating Agreement which is not included in the Company's current Operating Agreement. Members owning Class A Units will only be allowed to transfer those Class A Units in blocks of at least ten Class A Units. This additional transfer restriction may decrease the value of the Class A Units and may make the Class A Units more difficult to transfer.

More information regarding the transfer restrictions of members owning Class A Units after the Reclassification is included in this proxy statement in "SPECIAL FACTORS RELATED TO THE RECLASSIFICATION" and "THE THIRD AMENDED AND RESTATED OPERATING AGREEMENT." Further, the specific language of the Proposed Operating Agreement, which would govern the transfer restrictions of the Class A Units in the event the Reclassification is approved by the members, is included in this proxy statement as Appendix B.

The voting requirement for approval of the transfer restrictions of the proposed Class A Units is a majority of the units present at a meeting where a quorum is present. A quorum is 25% of the total membership voting interests. Currently 6,583 units must be present, in person or by proxy, to constitute a quorum at the Member Meeting.

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The board unanimously approved the Reclassification and recommends that our members vote "FOR" approval of the transfer restrictions for our proposed Class A Units.

QUESTIONS AND ANSWERS ABOUT DIRECTOR ELECTIONS

Q:    What is the voting requirement to elect directors?

A:
Directors are split into three groups. Two director positions are up for election at the Member Meeting and there are two nominees. The two nominees who receive the greatest number of votes will be elected as directors for a term of three years or until their replacements are duly elected. Members have no cumulative voting rights.

Q:    What is the effect of an abstention?

A:
Abstentions will be counted for determining whether a quorum is present. However, abstentions for director elections will not be counted either for or against any nominee because directors are elected by plurality vote, which means the person who receives the most votes wins. Members have no cumulative voting rights.

Q:    What happens if I mark too few or too many boxes on the proxy card?

A:
If you mark only one box on the proxy card with respect to the director election, the proxies will vote your units only for the person you mark as your choice. If you mark too many boxes, your votes will be counted as abstentions.

The board recommends the members elect the Company's two nominees. Proxy cards returned without any box marked will be voted for the Company's nominees. Therefore, if you do not mark any boxes, then your votes will be counted FOR Larry Rippey and Tim Swift.

DIRECTOR ELECTIONS

There are currently seven directors on our board of directors. Our Operating Agreement permits the board to fix or change the number of directors within the variable range of seven and thirteen. Under the Operating Agreement, the board seats are divided into three groups, whose terms are staggered. Each group of directors serves three-year terms.

Two directors' terms expire at the 2012 Member Meeting. These directors are Larry Rippey and Richard Gallagher. Mr. Gallagher has decided not to run for re-election.

The Board has nominated Larry Rippey and Tim Swift for the director election. Both nominees have consented to being named in the proxy statement and have indicated their willingness to serve as directors if elected. If a nominee withdraws or otherwise becomes unavailable, the proxies will be voted for a substitute nominee designated by the board.

The two nominees receiving the greatest number of votes will be elected as directors at the Member Meeting, provided a quorum is present. The two nominees that are elected as directors will serve terms that expire at the 2015 Annual Meeting. If any vacancy occurs during a term, the board will fill the vacancy until the next annual meeting or will reduce the number of directors.

Required Vote and Board Recommendation

If you mark only one box on the proxy card with respect to director election, the proxies will vote your units only for the person you mark as your choice. Your units will be included to determine whether a quorum is present even if you abstain from voting.

The board recommends the election of its two nominees. Proxy cards returned without any box marked will be voted for the Company's nominees. Therefore, if you do not mark any boxes, then your votes will be counted FOR Larry Rippey and Tim Swift.

If you do not submit a proxy card or attend the meeting, your units will not be counted as present at the Member Meeting to determine whether a quorum is present and your units will not be voted either for or against any nominee.

Certain Information about Nominees

The following table contains information about the nominees for election to the board at the Member Meeting:

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Name	Age	Year First Became A Director	Term Expires
Larry Rippey	57	2010	2012
Tim Swift	58	—	—

Biographical Information About Nominees

Larry Rippey, Chairman, President, Director and Nominee - Age 57 Mr. Rippey is a Certified Public Accountant with 33 years of public accounting experience. Since 1986, Mr. Rippey has served as a partner of Graf & Company, a certified public accounting and financial services firm in Fairfield, Iowa, serving over 2,000 clients in Iowa and Missouri. He is currently the principal owner of Graf & Company and employs two Certified Public Accountants, one staff accountant, one CFP, two registered securities advisors, and five bookkeepers and clerical support staff. He has a degree in accounting and is licensed to practice in Iowa, Missouri, and Texas. He is a member of the American Institute of Certified Public Accountants and the Iowa Society of Certified Public Accountants. Mr. Rippey's public accounting experience includes income tax preparation, business and financial consulting, accounting and auditing for individuals and businesses, including retail, wholesale, manufacturing, service, nonprofit organizations, construction, petroleum jobbers, insurance, real estate, and agricultural related industries. In addition, Mr. Rippey owns and manages 400 acres of farm land near Fairfield, Iowa and is a principal in Graf & Company Building Partnership, LWR PC, and Highland Plaza, LLC. He has previously served as a director and officer on several different boards for private companies. Mr. Rippey was appointed to the Board in May 2010. Mr. Rippey's term of office expires at our 2012 annual member meeting. The Company determined that Mr. Rippey is qualified for service on the Board of Directors because of his extensive experience owning a CPA firm involved in multistate tax issues. Mr. Rippey serves as the Financial Expert on the Audit Committee.

Tim Swift, Nominee - Age 58 Mr. Swift is the co-owner, Vice President and Secretary of Hiway Service Center Corp. Mr. Swift has been involved with Hiway Service Center Corp since 1978. Hiway Service Center Corp is a truck and equipment repair facility and a NAPA parts store which employs twelve people. Mr. Swift is also the Secretary and Treasurer of Washington Fliers which is a not-for-profit corporation that owns and provides aircraft to qualified members. Mr. Swift is a pilot with an IFR rating in excess of 2000 hours flight time in various aircraft. Mr. Swift has been involved with Washington Fliers since 1978. Mr. Swift is also the co-owner, President and Treasurer of Timson Inc. Timson Inc. leases trucks and drivers to various companies to provide transportation of products. Mr. Swift has been involved with Timson Inc. since 1984. Mr. Swift has not previously served on the Board of Directors. The Company determined that Mr. Swift was qualified for service on the Board of Directors because of his extensive experience operating various businesses.

ABOUT THE MEMBER MEETING

Date, Time and Place of the Member Meeting

Our board is asking for your proxy for use at the Member Meeting on [Monday], [Meeting Date, 2012], at 7:00 p.m., local time, at the Knights of Columbus Hall, 606 W. 3rd Street, Washington, Iowa 52353, and at any adjournments or postponements of that meeting. Registration for the meeting begins at 6:00 p.m. local time.

Proposals to be Considered at the Member Meeting

Our board has authorized, and unanimously recommends for your approval at the Member Meeting, the following matters:

1.	Adoption of the Proposed Operating Agreement to provide for two separate and distinct classes of units: Class A and Class B Units.

2.	Approval of the reclassification of our units into Class A and Class B Units for the purpose of discontinuing the registration of our units under the Exchange Act.

3.	Approval of the voting rights of our proposed Class B Units.

4.	Approval of the transfer restrictions of our proposed Class A Units.

5.	To elect two directors to the seats open for election.

6.
To adjourn or postpone the Member Meeting, if necessary or appropriate, for the purpose, among others, of soliciting additional proxies if there are not sufficient votes at the time of the Member Meeting to approve the matters under consideration.

Our members will vote on these matters separately. If Proposals 1, 2, 3 and 4 are not all approved, our board, in its discretion may determine not to implement:

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•	the Reclassification; or

•	the terms and conditions of Proposed Operating Agreement.

Our board will have the discretion to determine if and when to effect the Proposed Operating Agreement, including the Reclassification, and reserves the right to abandon the Proposed Operating Agreement and the Reclassification, even if approved by the members. For example, if the number of record holders of units changes such that the Reclassification would no longer accomplish our intended goal of discontinuing our SEC reporting obligations, the board may determine not to effect the Reclassification.

We expect that if the members approve the Reclassification and Proposed Operating Agreement and the board elects to effect the Proposed Operating Agreement, the Reclassification will become effective on [Effective Date, 2012].

Members are also being asked to consider and vote upon any other matters that may properly be submitted to a vote at the Member Meeting or any adjournment or postponement of the Member Meeting. The board is not aware of any other business to be conducted at the Member Meeting.

Record Date

You may vote at the Member Meeting if you were the record owner of our units at the close of business on [Record Date, 2012], which is the record date. At the close of business on the record date, 26,331 units were issued and outstanding held by approximately 633 unit holders of record. If you are a member of the Company, you are entitled to one vote on each matter considered and voted upon at the Member Meeting for each unit you held of record at the close of business on the record date.

Quorum; Vote Required for Approval

The presence, in person or by proxy, of 25% of our units entitled to vote is necessary to constitute a quorum at the Member Meeting. Currently 6,583 units must be present, in person or by proxy, to constitute a quorum.

Approval of the Proposed Operating Agreement, including the provisions to effect the Reclassification, requires the affirmative vote of a majority of the Membership Voting Interests represented in person or by proxy at the Member Meeting. Because the executive officers and directors of IRE have the power to vote a total of 1,150 units and because we believe that all of the executive officers and directors will vote for the transaction, this means as few as 2,142 units held by members who are not executive officers or directors of the Company may be required to vote for the Proposed Operating Agreement for it to be approved. Because the executive officers and directors hold only approximately 4.46% of the voting power of our outstanding units, there is no assurance that the Proposed Operating Agreement or Reclassification will be approved. Approval of the Proposed Operating Agreement and the Reclassification does not require the separate vote of our unaffiliated unit holders, and no separate vote will be conducted.

Abstentions will count for purposes of establishing a quorum at the Member Meeting and will have the effect of a vote " AGAINST " the Proposed Operating Agreement, the Reclassification, approval of the voting rights of the proposed Class B Units and approval of the transfer restrictions of the proposed Class A Units. For more information regarding abstentions or the effect of marking too many or too few boxes on the proxy card, see page 6.

The election of directors requires the affirmative vote by a plurality of the units entitled to vote at the Member Meeting at which a quorum is present. Abstentions will be counted for determining whether a quorum is present. However, abstentions for director elections will not be counted either for or against any nominee because directors are elected by plurality vote, which means the person who receives the most votes wins.

If a quorum is not present at the time and place scheduled for the special meeting, the members present at that time may reschedule the Member Meeting to a later date in order to give the board of directors additional time to solicit proxies for use at the Member Meeting. The proposal to adjourn or postpone the Member Meeting must be approved by the holders of at least a majority of the outstanding units present (in person or by proxy) at the Member Meeting (even if a quorum is not present) in order for the meeting to be validly postponed or adjourned to solicit additional proxies or for other purposes.

Voting and Revocation of Proxies

You may vote your units in person by attending the Member Meeting, or by mailing us your completed proxy. You must return the proxy card to the Company no later than 5:00 p.m. on [Return Proxy, 2012] for your proxy to be valid. If a proxy card is submitted without instructions as to proposals #1, #2, #3, #4 and #6, the proxies will be voted " FOR " the Proposed Operating Agreement; " FOR " the Reclassification; " FOR " Approval of the Voting Rights of the Class B Units; " FOR " Approval of the

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Transfer Restrictions for the Class A Units; and " FOR " the adjournment or postponement of the meeting if the board determines it is necessary or desirable to do so. If a proxy card is submitted without instructions as to proposal #5, the proxies will be voted " FOR " the Company's nominees, Larry Rippey and Tim Swift.

You can revoke your proxy by:

•	delivering to Ron Lutovsky, our CFO, at our corporate offices on or before the business day before the Member Meeting, a later-dated and signed proxy card or a written revocation of the proxy;

•	delivering to us at the Member Meeting before the taking of the vote on the proposals, a later-dated and signed proxy card or a written revocation;

•	attending the Member Meeting and voting in person; or

•	if you have instructed a broker to vote your units, following the directions received from your broker to change those instructions.

A revocation of the proxy must be in writing stating the proxy is revoked, executed by the member and set forth with information sufficient to determine that the member authorized such revocation. Examples would be notarized revocations, non-notarized revocations that are delivered from a member's e-mail account, non-notarized revocations that are personally delivered, signatures of all members in the case of jointly-owned units or entity-owned units, or reference to the appropriate authoritative document (such as a trust document or organizational document) for non-individual members. Revoking a proxy will not affect a vote once it has been taken. Attendance at the Member Meeting will not, in itself, constitute a revocation of a proxy. If you plan to attend the Member Meeting to change a vote that you have previously made by submitting a signed proxy, you must vote in person at the Member Meeting.

Our board is not currently aware of any business to be brought before the Member Meeting other than that described in this proxy statement. However, if other matters are properly presented, the persons named as proxies will vote in accordance with their judgment with respect to those matters.

Solicitation of Proxies; Expenses of Solicitation

The enclosed proxy is solicited on behalf of the Company. Solicitation of proxies will be made primarily by mail. Proxies may also be solicited in person or by telephone, facsimile or other means by our directors, officers and regular employees. These individuals will receive no additional compensation for these services, but will be reimbursed for any transaction expenses they incur.

We will bear the expenses in connection with the solicitation of proxies. Upon request, we will reimburse brokers, dealers and banks, or their nominees, for reasonable expenses incurred in forwarding copies of the proxy materials to the beneficial owners of the units that those persons hold of record if any.

We are mailing this proxy material to our members on or about [Mail Date, 2012].

Authority to Adjourn the Member Meeting to Solicit Additional Proxies

We are also asking our members to grant full authority for the Member Meeting to be adjourned, if necessary or desirable, for the purpose, among others, of soliciting additional proxies to approve the proposals presented in this proxy statement.

2013 Member Proposals

To be considered for inclusion in the proxy statement for our 2013 Annual Meeting of Members, member proposals must be submitted in writing to the Company by April 3, 2013 (approximately 120 days before the estimated date for the 2013 Annual Meeting of Members). Proposals must comply with the SEC regulations regarding the inclusion of member proposals in the Company's proxy materials. As the regulations make clear, submitting a proposal does not guarantee that it will be included in our proxy materials.
Members who intend to present a proposal at the 2013 Annual Meeting of Members without including such proposal in the Company's proxy statement must provide the Company notice of the proposal no later than June 17, 2013 (approximately 45 days before the estimated date for the 2013 Annual Meeting of Members).
The Company reserves the right to reject, rule out of order, or take appropriate action with respect to any proposal that does not comply with the foregoing and other applicable requirements. The Company suggests that proposals for the 2013 Annual Meeting

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of Members be submitted by certified mail-return receipt requested or by other means that permits proof of the date of delivery.

2013 Annual Meeting Director Nominations

Any member entitled to vote generally in the election of directors may make nominations for directors. Our Operating Agreement provides that our secretary must receive nominations not less than sixty (60) days or more than ninety (90) days before the first day of the month corresponding to the previous year's annual meeting, which would be May 3, 2013 through June 2, 2013. This notice must contain: (i) the name and address of the member who intends to make the nomination; (ii) a representation that the member is a holder of units of the Company entitled to vote at the annual meeting and intends to appear personally or by proxy at the meeting to nominate the person or persons specified in the notice; (iii) the name, age, business and residence addresses, and principal occupation or employment of each nominee; (iv) a description of all arrangements or understandings between the member and each nominee and any other person or persons (naming such person or persons) pursuant to which the nomination or nominations are to be made by the member; (v) such other information regarding each nominee proposed by the member as would be required to be included in a proxy statement filed pursuant to the proxy rules of the SEC (such as any material legal proceedings or transactions between the nominee and the Company; compliance with Section 16(a) reporting requirements; and whether the nominee is independent, as defined by applicable rules); (vi) the consent of each nominee to serve as a director of the Company if so elected; and (vii) a nominating petition signed and dated by the holders of at least five percent (5%) of the Company's outstanding units that clearly sets forth the proposed candidate as a nominee of the director's seat to be filled at the next election of directors. If a presiding officer at a meeting of the members determines that a nomination is not made according to this procedure, the officer must declare that the nomination was defective and therefore must be disregarded.

Effect on Member Proposals and Director Nominations if Reclassification is Implemented

If the Reclassification and Proposed Operating Agreement are implemented, we do not expect to be subject to the proxy rules at the time of the 2013 Annual Meeting, and, therefore, member proposals would be governed by our Proposed Operating Agreement rather than as set forth above. Additionally, if the Reclassification and Proposed Operating Agreement are implemented, the director nomination procedures would remain the same.

FINANCIAL INFORMATION

Selected Historical Financial Data

Set forth below in Appendix C is our selected historical unaudited consolidated financial information. The historical financial information was derived from the audited consolidated financial statements included in our Annual Report on Form 10-K for the fiscal year ended September 30, 2011, from the unaudited consolidated financial statements included in our Quarterly Report on Form 10-Q for the fiscal quarter ended March 31, 2012 and from other information and data contained in the Annual Report and Quarterly Report. You should read the financial information that follows in conjunction with the Annual Report and the Quarterly Report. Copies of the Annual Report and the Quarterly Report and all of the financial statements and related notes contained in the Annual Report and the Quarterly Report have been included as Appendix C to this proxy statement and mailed herewith to all unit holders. In addition, copies of the Annual Report and the Quarterly Report and all of the financial statements and related notes contained in the Annual Report and Quarterly Report may also be obtained as set forth under the caption "Other Matters-Where You Can Find More Information" beginning on page 39.

Pro Forma Information

The Reclassification, since it will not affect the economic rights of the members, will not have a material impact on the Company's presentation of its financial information and therefore, no Pro Forma Financial Statements have been prepared by the Company.

MARKET PRICE OF UNITS AND DISTRIBUTION INFORMATION

Market Information

There is no public trading market for our units. To facilitate trading, we have created an online service designed to comply with federal tax laws and IRS regulations for establishing a "qualified matching service" (QMS) as well as state and federal securities laws. There are detailed timelines and procedures that must be followed under the QMS rules with respect to offers and sales of units. All transactions must comply with the QMS rules and the Operating Agreement and are subject to approval by our board. Our QMS consists of an electronic bulletin board that provides information to prospective sellers and buyers of our units. We do not receive any compensation for creating or maintaining the QMS. We do not become involved in purchase or sale negotiations arising from the QMS. We do not characterize ourselves as being a broker or dealer or an exchange or give advice regarding the

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merits or shortcomings of any particular transaction. We do not receive, transfer or hold funds or securities as an incident of operating the QMS. We do not use the bulletin board to offer to buy or sell securities other than in compliance with the securities laws, including any applicable registration requirements. We have no role in effecting the transactions beyond approval required under the Operating Agreement and issuing new certificates. To date, no units have been transferred using the QMS.

Unit Holders

As of [Record Date, 2012] (the record date), we had 633 unit holders of record and 26,331 units issued and outstanding.

Distributions

We did not declare or pay any distributions during the fiscal year ended September 30, 2011 and, based on current market conditions, production levels and restrictions on distributions imposed by our loan agreements, we do not anticipate that we will make any distributions during our 2012 fiscal year. Our board has complete discretion over the timing and amount of distributions to our unit holders, subject to certain restrictions in our credit agreements, restrictions in the Operating Agreement and restrictions under Iowa law.

We do not anticipate that the Reclassification will affect our ability to declare and pay distributions to our unit holders, nor will the terms of the Class A and Class B Units differ with respect to the rights of members to receive distributions from the Company.

Equity Compensation Plans

We do not have any equity compensation plans under which our units are authorized for issuance.

Sale of Unregistered Securities

We did not sell any units during our 2011 fiscal year.

Repurchases of Equity Securities

Neither we, nor anyone acting on our behalf, has repurchased any of our outstanding units during the past two years.

IDENTITY AND BACKGROUND OF FILING PERSONS

Iowa Renewable Energy, LLC is an Iowa limited liability company which owns and operates a biodiesel production facility in Washington, Iowa. Iowa Renewable Energy's address is 1701 East 7th Street, Washington, Iowa 52353 and our phone number is (319) 653-2890.

During the last five years, neither the Company nor its directors or offices has been convicted in a criminal proceeding and has not been a party to any judicial or administrative proceeding that resulted in a judgment, decree or final order enjoining it from future violations of, or prohibiting activities subject to, federal or state securities laws or a finding of any violation of federal or state securities laws.

Set forth below are the (i) name, (ii) age, (iii) current principal occupation or employment, and (iv) material occupations, positions, offices or employment during the past five years, of each of our directors and executive officers. Unless otherwise noted, (a) all directors are U.S. citizens; (b) all directors have been employed in the principal occupations noted below for the past five years or more, and (c) the principal business address of each person identified below is 1701 East 7th Street, Washington, Iowa 52353.

John Heisdorffer, Director - Age 60 Mr. Heisdorffer currently serves on the Board of Directors of Iowa Renewable Energy. Since 1971, Mr. Heisdorffer has owned and operated a 1,300 acre farming operation near Keota, Iowa. Mr. Heisdorffer previously served on the National Biodiesel Board from 1996-2004 as secretary, treasurer and technical chairman. He served on the Iowa Soybean Promotion Board for nine years and currently is a director for the Iowa Soybean Association. Mr. Heisdorffer has served as a Director since the Company's inception. Mr. Heisdorffer's term of office expires at our 2014 annual member meeting. The Company determined that Mr. Heisdorffer is qualified for service on the Board of Directors because of his experience owning and operating a large farming operation along with his extensive experience with the National Biodiesel Board where he has served in many capacities.

Edwin J. Hershberger, Director - Age 71 Mr. Hershberger currently serves on the Board of Directors of Iowa Renewable Energy. Since 1972, Mr. Hershberger serves as the President of English River Pellets, Inc., a feed manufacturing and grain elevator with

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three locations and annual sales of $20 million. He serves as the President of R & H Enterprises, Inc. and Ridgecrest Turkey Farm, Inc. since 1991. He serves as a member of the Board of Directors for Iowa Turkey Growers cooperative since 1998. Mr. Hershberger has served as a Director since the Company's inception. Mr. Hershberger's term of office expires at our 2014 annual member meeting. The Company determined that Mr. Hershberger is qualified for service on the Board of Directors because of his experience owning an agri-based business and farming operation in a trade area that is important to the Company for hedging of feedstock and understanding the availability of various feedstock sources.

Larry Rippey, Chairman, President and Director - Age 57 Mr. Rippey is a Certified Public Accountant with 33 years of public accounting experience. Since 1986, Mr. Rippey has served as a partner of Graf & Company, a certified public accounting and financial services firm in Fairfield, Iowa, serving over 2,000 clients in Iowa and Missouri. He is currently the principal owner of Graf & Company and employs two Certified Public Accountants, one staff accountant, one CFP, two registered securities advisors, and five bookkeepers and clerical support staff. He has a degree in accounting and is licensed to practice in Iowa, Missouri, and Texas. He is a member of the American Institute of Certified Public Accountants and the Iowa Society of Certified Public Accountants. Mr. Rippey's public accounting experience includes income tax preparation, business and financial consulting, accounting and auditing for individuals and businesses, including retail, wholesale, manufacturing, service, nonprofit organizations, construction, petroleum jobbers, insurance, real estate, and agricultural related industries. In addition, Mr. Rippey owns and manages 400 acres of farm land near Fairfield, Iowa and is a principal in Graf & Company Building Partnership, LWR PC, and Highland Plaza, LLC. He has previously served as a director and officer on several different boards for private companies. Mr. Rippey was appointed to the Board in May 2010. Mr. Rippey's term of office expires at our 2012 annual member meeting. The Company determined that Mr. Rippey is qualified for service on the Board of Directors because of his extensive owning experience owning a CPA firm involved in multistate tax issues. Mr. Rippey serves as the Financial Expert on the Audit Committee.

Steven Powell, Director - Age 64 Mr. Powell is a Chartered Financial Consultant, Chartered Life Underwriter, and an Accredited Estate Planner with more than forty years of practice in the financial services profession. He has been the president of Life Investors Financial Services, Inc. DBA Powell Financial Group since 1971. He is securities licensed through Transamerica Financial Advisors where he is an Investment Advisory Representative (IAR). Mr. Powell received his Master of Science in Financial Services from The American College in Bryn Mawr, Pennsylvania in 1996. Mr. Powell was elected to the Board in October 2010. Mr. Powell's term of office expires at our 2013 annual member meeting. The Company determined that Mr. Powell is qualified for service on the Board of Directors because of his experience owning and operating an insurance and investment firm. These areas of expertise make him a valuable member of the Board.

Michael J. Bohannan, Director - Age 51 Mr. Bohannan currently serves on the Board of Directors of Iowa Renewable Energy. Since 2001 Mr. Bohannan has been employed as an Operations Manager in the Kinder Morgan Natural Gas Pipeline System. As Operations Manager Mr. Bohannan is responsible for overseeing the operation of approximately 450 miles of natural gas pipelines, five compressor stations and two natural gas storage fields, covering the eastern half of Iowa and northwest Illinois. Prior to that, he was service engineer for Kinder Morgan for four years, where he was responsible for technical support of the pipeline, compressor station and natural gas storage operations in Iowa and Illinois. Mr. Bohannan has served as a Director, President of the Company and the Chairman of the Board since the Company's inception until he resigned as President and Chairman in August 2011. Mr. Bohannan continues to serve as a Director. Mr. Bohannan's term of office expires at our 2013 annual member meeting. The Company determined that Mr. Bohannan is qualified for service on the Board of Directors because of his extensive experience in the natural gas storage and transportation industry. Mr Bohannan also has an engineering background.

Mark A. Cobb, Vice President and Director - Age 52 Mr. Cobb currently serves on the Board of Directors of Iowa Renewable Energy. Since 1980, Mr. Cobb has served as the President of Cobb Oil Co., Inc., a petroleum jobber located in Brighton, Iowa. Mr. Cobb is currently the Chairman of the Iowa Biodiesel Board, serves on the board of the Petroleum Marketers and Convenience Stores of Iowa, and is the Chairman of RIN Alliance (which is a for-profit entity related to the Petroleum Marketers and Convenience Stores of Iowa). Mr. Cobb has served as a director and the Vice-Chairman since the Company's inception. Mr. Cobb's term of office expires at our 2013 annual member meeting. The Company determined that Mr. Cobb is qualified for service on the Board of Directors because of his experience owning and operating a fuel distribution company where he purchases biodiesel and blends as part of his operation. Mr. Cobb's experience brings to the board the user and seller side of the business.

Richard Gallagher, Secretary and Director - Age 67 Mr. Gallagher currently serves on the Board of Directors of Iowa Renewable Energy and is the Company's Secretary. Mr. Gallagher owns and operates an 800 acre grain farm near Washington, Iowa. He has operated this farm since 1974. Mr. Gallagher currently serves on the boards of the Iowa Corn Promotion Board and the Iowa Renewable Fuels Association. Mr. Gallagher has served as a Director and the Secretary since the Company's inception. Mr. Gallagher's term of office expires at our 2012 annual member meeting. The Company determined that Mr. Gallagher is qualified for service on the Board of Directors because of his experience owning and operating a large farming operation along with his extensive experience with the Iowa Renewable Fuels Association where he has served in many capacities.

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Ron Lutovsky, Chief Financial Officer and Chief Operating Officer - Age 46 Mr. Lutovsky has over twenty years of experience in manufacturing companies in a variety of industries, most recently as Plant Superintendent of the Washington Iowa facility of Modine Manufacturing Company. Prior to Modine, Mr. Lutovsky was the CFO for the Company and had held various accounting and operational positions within the operating companies of HNI Corporation, a leading manufacturer of office systems and hearth products. Mr. Lutovsky was appointed CFO in August 2011. Mr. Lutovsky will serve in this capacity indefinitely at the pleasure of our board of directors.

Glen Hansel, Operations Manager - Age 56. Glen Hansel, who previously served as the Company's Operations Manager, as provided by and employed by Renewable Energy Group, Inc. (REG) pursuant to the now expired management and operational services agreement between REG and IRE, was appointed the Operations Manager of the Company and is now an employee of the Company. Prior to his employment with REG, Mr. Hansel was the Operations Manager of BFC Gas & Electric in Cedar Rapids, Iowa for 10 years. Mr. Hansel will serve indefinitely in his capacity as Operations Manager at the pleasure of our board of directors.

CORPORATE GOVERNANCE

Director Independence

The board is exempt from the independence listing standards because the Company's securities are not listed on a national securities exchange or listed in an automated inter-dealer quotation system of a national securities association or to issuers of such securities. All of our directors, however, are independent, as defined by NASDAQ Rule 5605(a)(2), with the following exceptions:

•	Michael Bohannan, who is not considered independent under the NASDAQ definition due to his status during our 2011 fiscal year as an executive officer of the Company.

•	Larry Rippey, who is not considered independent under the NASDAQ definition due to his current status as an executive officer of the Company.

In evaluating the independence of our directors, we considered the following factors: (i) the business relationships of our directors; (ii) positions our directors hold with other companies; (iii) family relationships between our directors and other individuals involved with the Company; (iv) transactions between our directors and the Company; and (v) compensation arrangements between our directors and the Company.

Board Meetings and Committees

The board of directors generally meets once per month. The board held thirteen regularly scheduled and special meetings during the fiscal year ended September 31, 2011. Each director attended at least 75% of the meetings. Each director attended the Company's 2011 annual member meeting. The board does not have a policy with regard to directors' attendance at annual meetings. Due to the high attendance record, it is the view of the board that such a policy is unnecessary.

Member Communication with the Board of Directors

The board does not have a formal process for holders of units to send communications to the board. The board feels this is reasonable given the accessibility of our directors. Members who wish to communicate with the board may do so by contacting a director via our website, fax, phone or in writing.

Code of Ethics

The board has adopted a Code of Ethics that sets forth standards regarding matters such as honest and ethical conduct, compliance with the law, and full, fair, accurate, and timely disclosure in reports and documents that we file with the SEC and in other public communications. The Code of Ethics applies to all of our employees, officers, and directors, including our Chief Executive Officer and Chief Financial Officer. The Code of Ethics is available free of charge on written request to Iowa Renewable Energy, LLC, 1701 E. 7th Street, Washington, IA 52353.

Audit Committee

The Board of Directors created an audit committee in January 2007. The audit committee operates under a charter adopted by the Board of Directors in February 2007, amended in April 2008, and amended and restated on October 20, 2009 (the "Charter"). The audit committee consists of Larry Rippey, Mark Cobb and Ed Hershberger. The audit committee is exempt from the independence listing standards because the Company's securities are not listed on a national securities exchange or listed in an automated inter-dealer quotation system of a national securities association or to issuers of such securities. Mr. Rippey is currently

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serving as the financial expert on our audit committee. Mr. Rippey is a certified public accountant and has employment experience in finance and accounting as required by Rule 5606(c)(2). The board of directors has determined that Mr. Rippey is qualified to serve as our financial expert on our audit committee. Mr. Rippey is currently serving as our President and is therefore not independent under NASDAQ rules 5605(a)(2) and 5605(c)(2).

We are in compliance with the Charter by having a majority of independent directors on the audit committee. The Charter is not available on our website, however, a current copy of our audit committee charter is included as Appendix 2 to the proxy statement for our 2010 Annual Meeting which can be found on the SEC's website, www.sec.gov.

Audit Committee Report

Larry Rippey, Mark Cobb and Ed Hershberger acted as members of the audit committee for the fiscal year ended September 30, 2011. The following audit committee report shall not be deemed to be incorporated by reference in any previous or future documents that the Company has filed with the SEC under the Securities Act of 1933 or the Exchange Act, except to the extent that the Company specifically incorporates the reference in any such document.

The audit committee reviews the Company's financial reporting process on behalf of the Board. Management has the primary responsibility for the financial statements and the reporting process. The Company's independent registered public accounting firm is responsible for expressing an opinion on the conformity of the audited financial statements to generally accepted accounting principles. The audit committee reviewed and discussed with management the Company's audited financial statements as of and for the fiscal year ended September 30, 2011. The audit committee has discussed with McGladrey & Pullen, LLP (McGladrey), the Company's independent registered public accounting firm, the matters required to be discussed by Statement on Auditing Standards No. 61 Communication with audit committees, as amended, by the Auditing Standards Board of the American Institute of Certified Public Accountants. The audit committee has received and reviewed the written disclosures and the letter to management from McGladrey as required by Ethics and Independence Rules 3526 as adopted by the SEC on August 22, 2008, and has discussed with such independent registered public accounting firm their auditors' independence. The audit committee has considered whether the provision of services by McGladrey, not related to the audit of the financial statements referred to above and to the reviews of the interim financial statements included in the Company's Form 10-Q, are compatible with maintaining McGladrey's independence.

Based on the reviews and discussions referred to above, the audit committee determined that the audited financial statements referred to above should be included in the Annual Report accompanying this proxy statement for the fiscal year ended September 30, 2011.

Audit Committee:        Larry Rippey
Mark Cobb
Ed Hershberger

Independent Registered Public Accounting Firm

The audit committee selected McGladrey & Pullen, LLP as the Company's independent registered public accountants for the fiscal year October 1, 2011 to September 30, 2012. A representative of McGladrey & Pullen, LLP is expected to be present at the Member Meeting, will have an opportunity to make a statement if they desire to do so, and will be available to respond to appropriate questions.

Audit Fees

The aggregate fees billed by our principal independent registered public accountants (McGladrey & Pullen, LLP and its affiliate RSM McGladrey, Inc.) to the Company for the fiscal years ended September 30, 2011 and 2010 are as follows:

Category	Year	Fees
Audit Fees (1)	2011	$74,850
	2010	71,700
Audit-Related Fees	2011	2,750
	2010	4,769
Tax Fees	2011	14,463
	2010	20,798
Tax Related Fees	2011	2,500
	2010	—

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(1)	Audit fees include review of regulatory filings and quarterly financial statements and research and consultation related to financial statements and to such filings.

Prior to engagement of our independent registered public accounting firm to perform audit services for the Company, such firm was pre-approved by the audit committee.

One hundred percent (100%) of all audit services, audit-related services, tax services and tax-related services were pre-approved by our board of directors.

Nominating Committee

The board of directors has acted as the nominating committee for the Company. The board of directors, acting as the nominating committee, met once during the fiscal year ended September 30, 2011. The major responsibilities of the nominating committee are to:

•	Identify individuals qualified to become members of the board.

•	Select, or recommend to the board, in the context of the current make-up of the board, director nominees to be presented for member approval at the annual meeting.

•	Select, or recommend to the board, in the context of the current make-up of the board, director nominees to fill vacancies on the board as necessary.

•
Make recommendations to the board regarding the size and composition of the board, establish procedures for the nomination process and develop and recommend to the board criteria for the selection of individuals to be considered as candidates for election to the board.

•
In identifying candidates for initial or continued membership on the board, the nominating committee takes into account all factors it considers appropriate, which may include (a) ensuring that the board, as a whole, is diverse and consists of individuals with various and relevant career experience, relevant technical skills, industry knowledge and experience, financial expertise (including expertise that could qualify a director as a "financial expert," as that term is defined by the rules of the Securities and Exchange Commission), local or community ties and (b) minimum individual qualifications, including strength of character, mature judgment, familiarity with the Company's business and industry, independence of thought and an ability to work collegially. The nominating committee also may consider the extent to which the candidate would fill a present need on the board.

•	Review the continued appropriateness of board membership of directors who retire or change from the positions they held when they came on the board.

•	Review periodically and make recommendations to the board regarding the status of emeritus directors.

•	Nominate officers for election by the board.

•	Oversee the evaluation of the board and its committees, which may include developing and recommending a periodic self-evaluation process.

•	Oversee the evaluation of management.

Beginning on October 20, 2009, the nominating committee operates under the charter adopted by the board of directors on the same day. The nominating committee is exempt from the independence listing standards because the Company's securities are not listed on a national securities exchange or listed in an automated inter-dealer quotation system of a national securities association or to issuers of such securities. Nevertheless, with the exception of Michael Bohannan and Larry Rippey, who were each executive officers within the last three years, each of our directors are independent within the definition of independence provided by NASDAQ Rule 5605(a)(2).

Compensation Committee

The board of directors appointed Richard Gallagher, John Heisdorffer, and Ed Hershberger to serve as members of the compensation

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committee of the board of directors for our fiscal year ended September 30, 2011. The compensation committee has direct responsibility with respect to the compensation of the Company's chief executive officer and oversees the compensation of our other executive officers. The compensation committee has the overall responsibility for approving and evaluating our Director and executive compensation plans, policies and programs. The board of directors adopted a compensation committee charter on October 20, 2009, which sets forth these responsibilities. The compensation committee met one time during the fiscal year ending September 30, 2011. All of the compensation committee members attended at least 75% of the compensation committee meetings held during the fiscal year ending September 30, 2011.

Compensation Committee Interlocks and Insider Participation

No member of the compensation committee is employed by or serving as a member of the board of directors or compensation committee of any entity that has one or more of its executive officers serving as a member of our compensation committee.

Compensation Committee Report

The compensation committee has reviewed and discussed the Compensation Discussion and Analysis with management. Based upon this review and discussion, the compensation committee recommended that the Compensation Discussion and Analysis be included in this proxy statement.

Richard Gallagher
Ed Hershberger
John Heisdorffer

Board Leadership Structure and Role in Risk Oversight

Larry Rippey serves as both our principal executive officer and chairman of the board of directors. IRE does not have a lead independent director. In 2007 the Members of IRE voted to approve an amendment to the operating agreement to approve both of these roles being filled by one person. IRE has determined this leadership structure is appropriate given its limited resources, operations, and lack of qualified management candidates in the area. In addition, the board is actively involved in overseeing all material risks that face the Company. The board administers its oversight functions by reviewing the operations of the Company, by overseeing the executive officers' management of the Company, and through its various committees.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), requires our officers and directors, and persons who own more than 10% of a registered class of our equity securities to file reports of ownership and changes in ownership with the SEC. Officers, directors and greater than 10% beneficial owners are required by SEC regulations to furnish us with copies of all Section 16(a) forms they file. To our knowledge, and based solely on a review of the copies of such reports furnished to us and written representations from our officers and directors, no late Section 16(a) filings were made during our fiscal year ended September 30, 2011.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

Beneficial ownership is determined in accordance with the rules of the SEC. Except as indicated by footnote, a person named in the table below has sole voting and sole investment power for all units beneficially owned by that person. In addition, all persons named below can be reached at Iowa Renewable Energy, LLC at 1701 E. 7th Street, Washington, IA 52353. No person or entity, including our officers and directors, currently beneficially owns more than 5% of our membership units. As of [Mail Date, 2012], members of our board of directors, executive officers and director nominees own membership units as follows:

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Title of Class	Name of Beneficial Owner	Position with IRE	Amount and Nature of Beneficial Ownership(1)	Percent of Class
Units	Michael J. Bohannan(2)	Director	200	0.76%
Units	Mark A. Cobb(3)	Director & Vice-Chairman	300	1.14%
Units	Richard Gallagher	Director & Secretary	200	0.76%
Units	John Heisdorffer(4)	Director	200	0.76%
Units	Edwin J. Hershberger	Director	200	0.76%
Units	Ron Lutovsky	CFO/COO	—	—%
Units	J. William Pim(5)	Former Plant Manager/CFO/COO	100	0.38%
Units	Steven Powell	Director	50	0.19%
Units	Larry Rippey	Director, President, Chairman	25	0.09%
Units	Tim Swift	Nominee	100	0.38%
	Totals:		1,375	5.22%

(1)	Beneficial ownership is determined in accordance with SEC rules and generally includes holding, voting and investment power with respect to the securities. Ownership is quantified in membership units.
(2)	Includes units owned by Michael Bohannan jointly with his wife, Lisa K. Bohannan.
(3)	Includes units owned by Cobb Oil Co., Inc. and Mark A. Cobb, our director, is a principal owner of that business.
(4)	Includes units owned by JRF, LLC and John Heisdorffer, our director, is a principal owner of that business.
(5)	Includes units owned by J. William Pim jointly with his wife, Nancy Pim.

Recent Transactions

Since [Record Date, 2012], IRE and its affiliates, directors, or executive officers have not made any purchases of our units.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

During our fiscal year ended September 30, 2011, we engaged in the following related party transactions:

Cobb Oil Inc. ("Cobb Oil") is an entity owned by Mark Cobb, who also serves as a director on our board.  Cobb Oil purchased approximately $105,000 in biodiesel from us during our 2011 fiscal year. In addition, we purchased approximately $14,000 in products from Cobb Oil during our 2011 fiscal year.  Mr. Cobb did not participate in discussions related to the contracts between Cobb Oil and the Company during our 2011 fiscal year.

Conflicts of Interest

Conflicts of interest may exist and may arise in the future because of the relationships between and among our members, officers, directors and their affiliates. A director may vote on a matter in which he or she has a conflict of interest, provided the director has disclosed the conflict to the board at the time of the vote. We do not have a committee of independent directors or members or an otherwise disinterested body to consider transactions or arrangements that result from, or are burdened by conflicts of interest.

Agreements Involving Our Securities

There are no agreements relating to our units other than our Operating Agreement, which sets forth the rights and preferences of the units. A copy of our Operating Agreement is attached as Appendix A to this proxy statement.

EXECUTIVE OFFICER AND DIRECTOR COMPENSATION

Compensation Discussion and Analysis

Ron Lutovsky is currently serving as our Chief Financial Officer. Mr. Lutovsky does not have a written employment contract and is compensated based on an agreement with the board. Mr. Rippey receives compensation based on our director compensation plan discussed below.

Our Directors adopted a compensation plan in June 2007 and the plan was modified in 2009. Our directors receive

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compensation as follows:

•	Each member of the board receives $500 per month.

•	Each member of the Audit Committee receives $250 per month for such service, which is in addition to the monthly payment for service on the board.

•	The Chairman of the board of directors and President receives $500 per month for such service, which is in addition to the monthly payment for service on the board.

•
All members of the Audit Committee, Compensation Committee, Nominating Committee, Hedge Committee and Benefits Committee are paid mileage at the then current rate issued by the Internal Revenue Service and are reimbursed for other expenses (including meals, hotel and other travel related expenses) for activities approved by such committee.

•	No other compensation, benefit, meeting fee, incentive, bonus or expense reimbursement is paid to any officer or any director for meetings of the board of directors or any committees thereof.

Summary Compensation Table

Larry Rippey was appointed as our Chairman and President in August 2011. Prior to Mr. Rippey's appointment, Mike Bohannan served as our Chairman and President until he resigned in August 2011. Ron Lutovsky was appointed as our Chief Financial Officer and Chief Operating Officer in August 2011. Prior to Mr. Lutovsky's appointment, J. William Pim served as our Chief Financial Officer, Plant Manager and Chief Operations Officer, until he resigned in August 2011.

Below is a table summarizing the compensation that has been provided to the individuals who served as our Chairman and President and Chief Financial Officer during our fiscal years ended on September 30, 2011 and 2010.

Name and Principal Position	Fiscal Year	Cash Compensation	Total
Larry Rippey, Chairman and President	2011	$10,000	$10,000
	2010	3,000	3,000
Michael Bohannan, Previous Chairman and President	2011	11,000	11,000
	2010	12,000	12,000
Ronald Lutovsky, Jr., CFO/COO	2011	10,988	10,988
	2010	—	—
J. William Pim, Previous CFO/COO	2011	98,196	98,196
	2010	27,423	27,423

All of Mr. Bohannan's and Mr. Rippey's compensation was paid pursuant to the Company's director compensation plan in effect at the time. All of Mr. Pim's and Mr. Lutovsky's compensation was paid pursuant to the Company's verbal agreements with Mr. Pim and Mr. Lutovsky.

Below is a table summarizing the compensation that has been paid by the Company to the directors, as of our fiscal year end on September 30, 2011.

Director	Cash Compensation	Total
Mark A. Cobb	$9,000	$9,000
Richard Gallagher	3,500	3,500
Mike Bohannan	11,000	11,000
Edwin J. Hershberger	9,000	9,000
Larry Rippey	10,000	10,000
Steven Powell	5,500	5,500
John Heisdorffer	6,000	6,000

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OTHER MATTERS

Reports, Opinions, Appraisals and Negotiations

We have not received any report, opinion or appraisal from an outside party that is materially related to the Reclassification.

Other Matters of the Member Meeting

As of the date of this proxy statement, the only business that our management expects to be presented at the meeting is that set forth above. If any other matters are properly brought before the meeting, or any adjournments thereof, it is the intention of the persons named in the accompanying form of proxy to vote the proxy on such matters in accordance with their best judgment.

Forward Looking Statements

Statements contained herein that are not purely historical are forward-looking statements, including, but not limited to, statements regarding our expectations, hopes, beliefs, intentions or strategies regarding the future. We caution you not to place undo reliance on any forward-looking statements made by, or on behalf us in this proxy statement or in any of our filings with the SEC or otherwise. Additional information with respect to factors that may cause our results to differ materially from those contemplated by forward-looking statements is included in our current and subsequent filings with the SEC. See "Where You Can Find More Information" below.

Where You Can Find More Information

We are subject to the information requirements of the Exchange Act, and in accordance therewith we file reports, proxy statements and other information with the SEC. Such reports, proxy statements and other information can be inspected and copied at the public reference facilities of the SEC at Room 100 F Street, N.E., Washington, D.C., 20549. Copies of such materials can also be obtained at prescribed rates by writing to the Public Reference Section of the SEC at 100 F Street, N.E., Washington, D.C., 20549. You may obtain information on the operations of the SEC's public reference room in Washington, DC by calling the SEC at 1-800-SEC-0330. In addition, such reports, proxy statements and other information are available from the Edgar filings obtained through the SEC's Internet website (http://www.sec.gov). In addition, we are mailing herewith, copies of our Annual Report for the fiscal year ended September 30, 2011 and our Quarterly Report for the fiscal quarter ended March 31, 2012 and all of the financial statements and related notes contained in the Annual Report and Quarterly Report.

We have supplied all information contained in or incorporated by reference in this document relating to us, provided that any reference to any claim of reliance on the Private Securities Litigation Reform Act's forward looking statement safe harbor contained in any such document is excluded, and is not incorporated herein by reference. You may have already received the information incorporated by reference in this document by us, and we have attached our Annual Report for the fiscal year ended September 30, 2011 and our Quarterly Report for the fiscal quarter ended March 31, 2012 with this proxy statement as Appendix C. You can also obtain any of them through the SEC at the locations described above, or through us at the address below. We will provide to you, without charge, by first class mail or other equally prompt means within one business day of any written or oral request by you, a copy of any report or other information incorporated by reference in this document by us. You should direct your request to the following address: Iowa Renewable Energy, LLC 1701 East 7th Street, Washington, Iowa 52353.

By order of the Board of Directors:

Larry Rippey
Chairman and President (Principal Executive Officer)

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APPENDIX A
SECOND AMENDED AND RESTATED OPERATING AGREEMENT

IOWA RENEWABLE ENERGY, LLC
SECOND AMENDED AND RESTATED OPERATING AGREEMENT

i

5.9 Action Without a Meeting	12
5.10 Quorum; Manner of Acting	12
5.11 Voting; Potential Financial Interest	12
5.12 Duties and Obligations of Directors	12
5.13 Chairman and Vice Chairman	13
5.14 President and Chief Executive Officer	13
5.15 Chief Financial Officer	13
5.16 Secretary; Assistant Secretary	13
5.17 Vice President	13
5.18 Delegation	13
5.19 Execution of Instruments	13
5.20 Limitation of liability; Indemnification of Directors	13
5.21 Compensation; Expenses of Directors	14
5.22 Loans	14

SECTION 6. ROLE OF MEMBERS	14
6.1 One Membership Class	14
6.2 Members	14
6.3 Additional Members	14
6.4 Rights or Powers	14
6.5 Voting Rights of Members	14
6.6 Member Meetings	14
6.7 Conduct of Meetings	15
6.8 Notice of Meetings; Waiver	15
6.9 Quorum and Proxies	15
6.10 Voting; Action by Members	15
6.11 Record Date	15
6.12 Termination of Membership	15
6.13 Continuation of the Company	15
6.14 No Obligation to Purchase Membership Interest	15
6.15 Waiver of Dissenters' Rights	15
6.16 Limitation on Ownership	15

SECTION 7. ACCOUNTING, BOOKS AND RECORDS	15
7.1 Accounting, Books and Records	15
7.2 Delivery to Members and Inspection	16
7.3 Reports	16
7.4 Tax Matters	16

SECTION 8. AMENDMENTS	16
8.1 Amendments	16

SECTION 9. TRANSFERS	16
9.1 Restrictions on Transfers	16
9.2 Permitted Transfers	17
9.3 Conditions Precedent to Transfers	17

ii

9.4 Prohibited Transfers	18
9.5 No Dissolution or Termination	18
9.6 Prohibition of Assignment	18
9.7 Rights of Unadmitted Assignees	18
9.8 Admission of Substituted Members	18
9.9 Representations Regarding Transfers	19
9.10 Distribution and Allocations in Respect of Transferred Units	20
9.11 Additional Members	20

SECTION 10. DISSOLUTION AND WINDING UP	20
10.1 Dissolution	20
10.2 Winding Up	20
10.3 Compliance with Certain Requirements of Regulations; Deficit Capital Accounts	20
10.4 Deemed Distribution and Recontribution	21
10.5 Rights of Unit Holders	21
10.6 Allocations During Period of Liquidation	21
10.7 Character of Liquidating Distributions	21
10.8 The Liquidator	21
10.9 Forms of Liquidating Distributions	21

SECTION 11. MISCELLANEOUS	21
11.1 Notices	21
11.2 Binding Effect	22
11.3 Construction	22
11.4 Headings	22
11.5 Severability	22
11.6 Incorporation By Reference	22
11.7 Variation of Terms	22
11.8 Governing Law	22
11.9 Waiver of Jury Trial	22
11.10 Counterpart Execution	22
11.11 Specific Performance	22

iii

SECOND AMENDED AND RESTATED OPERATING AGREEMENT
OF
IOWA RENEWABLE ENERGY, LLC

THIS OPERATING AGREEMENT (the “Agreement”) is entered into and shall be effective as of the 27th day of March 2010, by and among Iowa Renewable Energy, LLC, an Iowa limited liability company (the “Company”), each of the Persons (as hereinafter defined) who are identified as Members on the attached Exhibit “A” and who have executed a counterpart of this Agreement and a Subscription Agreement, and any other Persons as may from time-to-time be subsequently admitted as a Member of the Company in accordance with the terms of this Agreement. Capitalized terms not otherwise defined herein shall have the meaning set forth in Section 1.10.

WHEREAS, the Company's organizers caused to be filed with the state of Iowa, Articles of Organization dated April 14, 2005, pursuant to the Iowa Limited Liability Company Act (the “Act”); and

WHEREAS, the Members desire to adopt this Second Amended and Restated Operating Agreement, to set forth their respective rights, duties, and responsibilities with respect to the Company and its business and affairs.

NOW, THEREFORE, in consideration of the covenants and agreements contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

SECTION 1. THE COMPANY

1.1 Formation.    The initial Members formed the Company as an Iowa limited liability company by filing Articles of Organization with the Iowa Secretary of State on April 14, 2005 pursuant to the provisions of the Act. To the extent that the rights or obligations of any Member are different by reason of any provision of this Agreement than they would be in the absence of such provision, this Agreement shall, to the extent permitted by the Act, control.

1.2 Name.    The name of the Company shall be “Iowa Renewable Energy, LLC” and all business of the Company shall be conducted in such name.

1.3 Purpose; Powers.     The nature of the business and purposes of the Company are: (i) to own, construct, operate, lease, finance , contract with, and/or invest in biodiesel production and co-product production facilities as permitted under the applicable laws of the State of Iowa; (ii) to engage in the processing of feedstock into biodiesel and any and all related co-products, and the marketing of all products and co-products from such processing; and (iii) to engage in any other business and investment activity in which an Iowa limited liability company may lawfully be engaged, as determined by the Directors. The Company has the power to do any and all acts necessary, appropriate, proper, advisable, incidental or convenient to or in furtherance of the purpose of the Company as set forth in Section 1.3 and has, without limitation, any and all powers that may be exercised on behalf of the Company by the Directors pursuant to Section 5 hereof.

1.4 Principal Place of Business.    The Company shall continuously maintain an office in Iowa. The principal office of the Company shall be at 2726 Trio Court, Washington, IA 52353, or elsewhere in the state of Iowa as the Directors may determine. Any documents required by the Act to be kept by the Company shall be maintained at the Company's principal office.

1.5 Term.    The term of the Company commenced on the date the Articles of Organization (the “Articles”) of the Company were filed with the office of the Iowa Secretary of State, and shall continue until the winding up and liquidation of the Company and its business is completed following a Dissolution Event as provided in Section 10 hereof.

1.6 Agent For Service of Process.    The name and address of the agent for service of process on the Company in the State of Iowa shall be Warren L. Bush, 101 Boyer St., P.O. Box 159, Wall Lake, IA 51466-0159, or any successor appointed by the Directors.

1.7 Title to Property.    All Property owned by the Company shall be owned by the Company as an entity and no Member shall have any ownership interest in such Property (as hereinafter defined) in his/her/its individual name. Each Member's interest in the Company shall be personal property for all purposes. At all times after the Effective Date, the Company shall hold title to all of its Property in the name of the Company and not in the name of any Member.

1.8 Payment of Individual Obligations.     The Company's credit and assets shall be used solely for the benefit of the Company, and no asset of the Company shall be Transferred or encumbered for, or in payment of, any individual obligation of any Member.

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1.9 Independent Activities: Transactions with Affiliates.    The Directors shall be required to devote such time to the affairs of the Company as may be necessary to manage and operate the Company, and shall be free to serve any other person or enterprise in any capacity that the Director may deem appropriate in such director's discretion. Neither this Agreement nor any activity undertaken pursuant hereto shall (i) prevent any Member or Director or its Affiliates, acting on its own behalf, from engaging in whatever activities it chooses, whether the same are competitive with the Company or otherwise, and any such activities may be undertaken without having or incurring any obligation to offer any interest in such activities to the Company or any Member; or (ii) require any Member or Director to permit the Company or Director or Member or its Affiliates to participate in any such activities, and as a material part of the consideration for the execution of this Agreement by each Member, each Member hereby waives, relinquishes, and renounces any such right or claim of participation. To the extent permitted by applicable law and subject to the provisions of this Agreement, the Directors are hereby authorized to cause the Company to purchase Property from, sell Property to or otherwise deal with any Member (including any Member who is also a Director), acting on its own behalf, or any Affiliate of any Member; provided that any such purchase, sale or other transaction shall be made on terms and conditions which are no less favorable to the Company than if the sale, purchase or other transaction had been made with an independent third party.

1.10 Definitions.    Capitalized words and phrases used in this Agreement have the following meanings:

(a) “Act” means the Iowa Limited Liability Company Act, as amended from time to time (or any corresponding provision or provisions of any succeeding law).

(b) “Adjusted Capital Account Deficit” means, with respect to any Unit Holder, the deficit balance, if any, in such Unit Holder's Capital Account as of the end of the relevant Fiscal Year, after giving effect to the following adjustments: (i) Credit to such Capital Account any amounts which such Unit Holder is deemed to be obligated to restore pursuant to the next to the last sentences in Sections 1.704-2(g)(1) and 1.704-2(i)(5) of the Regulations; and (ii) Debit to such Capital Account the items described in Sections 1.704-1(b)(2)(ii)(d)(4), 1.704-1(b)(2)(ii)(d)(5) and 1.704-1(b)(2)(ii)(d)(6) of the Regulations. The foregoing definition is intended to comply with the provisions of Section 1.704-1(b)(2)(ii)(d) of the Regulations and shall be interpreted consistently therewith.

(c) “Affiliate” means, with respect to any Person: (i) any Person directly or indirectly controlling, controlled by or under common control with such Person; (ii) any officer, director, general partner, member or trustee and of such person; (iii) any person who is an officer, director, general partner, member or trustee of any Person described in clauses (i) or (ii) of this sentence. For purposes of this definition, the terms “controlling”, “controlled by” or “under common control with” shall mean the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of a Person or entity, whether through the ownership of voting securities, by contract or otherwise, or the power to elect at least 50% of the directors, members, or persons exercising similar authority with respect to such person or entities.

(d) “Agreement” means this Second Amended and Restated Operating Agreement of Iowa Renewable Energy, LLC, as amended from time to time.

(e) “Articles” means the Articles of Organization of the Company filed with the Iowa Secretary of State, as same may be amended from time to time.

(f) “Assignee” means a transferee of Units who is not admitted as a substituted member pursuant to Section 9.8.

(g) “Capital Account” means the separate capital account maintained for each Unit Holder in accordance with Section 2.3.

(h) “Capital Contributions” means, with respect to any Member, the amount of money (US Dollars) and the initial Gross Asset Value of any assets or property (other than money) contributed by the Member (or such Member's predecessor in interest) to the Company (net of liabilities secured by such contributed property that the Company is considered to assume or take subject to under Code Section 752) with respect to the Units in the Company held or purchased by such Member, including additional Capital Contributions.

(i) “Code” means the United States Internal Revenue Code of 1986, as amended from time to time.

(j) “Company” means Iowa Renewable Energy, LLC , an Iowa limited liability company.

(k) “Company Minimum Gain” has the meaning given the term “partnership minimum gain” in Sections 1.704-2(b)(2) and 1.704-2(d) of the Regulations.

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(l) “Debt” means (i) any indebtedness for borrowed money or the deferred purchase price of property as evidenced by a note, bonds or other instruments; (ii) obligations as lessee under capital leases; (iii) obligations secured by any mortgage, pledge, security interest, encumbrance, lien or charge of any kind existing on any asset owned or held by the Company whether or not the Company has assumed or become liable for the obligations secured thereby; (iv) any obligation under any interest rate swap agreement; (v) accounts payable; and (vi) obligations under direct or indirect guarantees of (including obligations (contingent or otherwise) to insure a creditor against loss in respect of) indebtedness or obligations of the kinds referred to in clauses (i), (ii), (iii) (iv) and (v), above provided that Debt shall not include obligations in respect of any accounts payable that are incurred in the ordinary course of the Company's business and are not delinquent or are being contested in good faith by appropriate proceedings.

(m) “Depreciation” means, for each Fiscal Year, an amount equal to the depreciation, amortization, or other cost recovery deduction allowable with respect to an asset for such Fiscal Year, except that if the Gross Asset Value of an asset differs from its adjusted basis for federal income tax purposes at the beginning of such Fiscal Year, Depreciation shall be an amount which bears the same ratio to such beginning Gross Asset Value as the federal income tax depreciation, amortization, or other cost recovery deduction for such Fiscal Year bears to such beginning adjusted tax basis; provided, however, that if the adjusted basis for federal income tax purposes of an asset at the beginning of such Fiscal Year is zero, Depreciation shall be determined with reference to such beginning Gross Asset Value using any reasonable method selected by the Directors.

(n) “Director” means any Person who (i) is referred to as such an Section 5.1 of this Agreement or has become a Director pursuant to the terms of this Agreement, and (ii) has not ceased to be a Director pursuant to the terms of this Agreement. “Directors” means all such Persons. For purposes of the Act, the Directors shall be deemed to be the “managers” (as such term is defined and used in the Act) of the Company.

(o) “Dissolution Event” shall have the meaning set forth in Section 10.1 hereof.

(p) “Effective Date” means March 27, 2010.

(q) “Facilities” shall mean the biodiesel production and co-product production facilities in Iowa or such other location as may be determined by the Directors to be constructed and operated by the Company pursuant to the Company's business plan.

(r) “Fiscal Year” means (i) any twelve-month period commencing on October 1 and ending on September 30 and (ii) the period commencing on the immediately preceding October 1 and ending on the date on which all Property is distributed to the Unit Holders pursuant to Section 10 hereof, or, if the context requires, any portion of a Fiscal Year for which an allocation of Profits or Losses or a distribution is to be made.

(s) “GAAP” means generally accepted accounting principles in effect in the United States of America from time to time.

(t) “Gross Asset Value” means with respect to any asset, the asset's adjusted basis for federal income tax purposes, except as follows: (i) The initial Gross Asset Value of any asset contributed by a Member to the Company shall be the gross fair market value of such asset, as determined by the Directors provided that the initial Gross Asset Values of the assets contributed to the Company pursuant to Section 2.1 hereof shall be as set forth in such section; (ii) The Gross Asset Values of all Company assets shall be adjusted to equal their respective gross fair market values (taking Code Section 7701(g) into account), as determined by the Directors as of the following times: (A) the acquisition of an additional interest in the Company by any new or existing Member in exchange for more than a de mittimus Capital Contribution; (B) the distribution by the Company to a Member of more than a de mittimus amount of Company property as consideration for an interest in the Company; and (C) the liquidation of the Company within the meaning of Regulations Section 1.704-1(b)(2)(ii)(g), provided that an adjustment described in clauses (A) and (B) of this paragraph shall be made only if the Directors reasonably determine that such adjustment is necessary to reflect the economic interests of the Members in the Company; (iii) The Gross Asset Value of any item of Company assets distributed to any Member shall be adjusted to equal the gross fair market value (taking Code Section 7701(g) into account) of such asset on the date of distribution as determined by the Directors; and (iv) The Gross Asset Values of Company assets shall be increased (or decreased) to reflect any adjustments to the adjusted basis of such assets pursuant to Code Section 734(b) or Code Section 743(b), but only to the extent that such adjustments are taken into account in determining Capital Accounts pursuant to Regulations Section 1.704-1(b)(2)(iv)(m) and subparagraph (vi) of the definition of “Profits” and “Losses” of Section 3.3(c) hereof; provided, however, that Gross Asset Values shall not be adjusted pursuant to this subparagraph (iv) to the extent that an adjustment pursuant to subparagraph (ii) is required in connection with a transaction that would otherwise result in an adjustment pursuant to this subparagraph (iv). If the Gross Asset Value of an asset has been determined or adjusted pursuant to subparagraph (ii) or (iv), such Gross Asset Value shall thereafter be adjusted by the Depreciation taken into account with respect to such asset, for purposes of computing Profits and Losses.

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(u) “Issuance Items” has the meaning set forth in Section 3.3(h) hereof.

(v) “Liquidation Period” has the meaning set forth in Section 10.6 hereof.

(w) “Liquidator” has the meaning set forth in Section 10.8 hereof.

(x) “Losses” has the meaning set forth in the definition of “Profits” and “Losses”.

(y) “Member” means any Person (i) whose name is set forth as such on Exhibit “A” initially attached hereto or has become a Member pursuant to the terms of this Agreement, and (ii) who is the owner of one or more Units.

(z) “Members” means all such members.

(aa) “Membership Economic Interest” means collectively, a Member's share of “Profits” and “Losses”, the right to receive distributions of the Company's assets, and the right to information concerning the business and affairs of the Company provided by the Act. The Membership Economic Interest of a Member is quantified by the Unit of measurement referred to herein as “Units”.

(bb) “Membership Interest” means collectively, the Membership Economic Interest and Membership Voting Interest.

(cc) “Membership Register” means the membership register maintained by the Company at its principal office or by a duly appointed agent of the Company setting forth the name, address, the number of Units, and Capital Contributions of each Member of the Company, which shall be modified from time to time as additional Units are issued and as Units are transferred pursuant to this Agreement.

(dd) “Membership Voting Interest” means collectively, a Member's right to vote as set forth in this Agreement or required by the Act. The Membership Voting Interest of a Member shall mean as to any matter to which the Member is entitled to vote hereunder or as may be required under the Act, the right to one (1) vote for each Unit registered in the name of such Member as shown in the Membership Register.

(ee) “Net Cash Flow” means the gross cash proceeds of the Company less the portion thereof used to pay or establish reserves for all Company expenses, debt payments, capital improvements, replacements, and contingencies, all as reasonably determined by the Directors. “Net Cash Flow” shall not be reduced by depreciation, amortization, cost recovery deductions, or similar allowances, but shall be increased by any reductions of reserves previously established.

(ff) “Nonrecourse Deductions” has the meaning set forth in Section 1.704-2(b)(1) of the Regulations.

(gg) “Nonrecourse Liability” has the meaning set forth in Section 1.704-2(b)(3) of the Regulations.

(hh) “Officer” or “Officers” has the meaning set forth in Section 5.18 hereof.

(ii) “Permitted Transfer” has the meaning set forth in Section 9.2 hereof.

(jj) “Person” means any individual, partnership (whether general or limited), joint venture, limited liability company, corporation, trust, estate, association, nominee or other entity.

(kk) “ Profits and Losses” mean, for each Fiscal Year, an amount equal to the Company's taxable income or loss for such Fiscal Year, determined in accordance with Code Section 703(a) (for this purpose, all items of income, gain, loss, or deduction required to be stated separately pursuant to Code Section 703(a)(1) shall be included in taxable income or loss), with the following adjustments (without duplication): (i) Any income of the Company that is exempt from federal income tax and not otherwise taken into account in computing Profits or Losses pursuant to this definition of “Profits” and “Losses” shall be added to such taxable income or loss; (ii) Any expenditures of the Company described in Code Section 705(a)(2)(b) or treated as Code Section 705(a)(2)(b) expenditures pursuant to Regulations Section 1.704-1(b)(2)(iv)(i), and not otherwise taken into account in computing Profits or Losses pursuant to this definition of “Profits” and “Losses” shall be subtracted from such taxable income or loss; (iii) In the event the Gross Asset Value of any Company asset is adjusted pursuant to subparagraphs (ii) or (iii) of the definition of Gross Asset Value, the amount of such adjustment shall be treated as an item of gain (if the adjustment increases the Gross Asset Value of the asset)or an item of loss (if the adjustment decreases the Gross Asset Value of the asset) from the disposition of such asset and shall be taken into account for purposes of computing Profits or Losses; (iv) Gain or loss resulting from any disposition of Property with respect to which gain or loss is recognized for federal income tax purposes shall be computed by reference to the

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Gross Asset Value of the Property disposed of, notwithstanding that the adjusted tax basis of such Property differs from its Gross Asset Value; (v) In lieu of the depreciation, amortization, and other cost recovery deductions taken into account in computing such taxable income or loss, there shall be taken into account Depreciation for such Fiscal Year, computed in accordance with the definition of Depreciation; (vi) To the extent an adjustment to the adjusted tax basis of any Company asset pursuant to Code Section 734(b) is required, pursuant to Regulations Section 1.704-(b)(2)(iv)(m)(4), to be taken into account in determining Capital Accounts as a result of a distribution other than in liquidation of a Unit Holder's interest in the Company, the amount of such adjustment shall be treated as an item of gain (if the adjustment increases the basis of the asset) or loss (if the adjustment decreases such basis) from the disposition of such asset and shall be taken into account for purposes of computing Profits and Losses; and (vii) Notwithstanding any other provision of this definition, any items which are specifically allocated pursuant to Section 3.3 and Section 3.4 hereof shall not be taken into account in computing Profits or Losses. The amounts of the items of Company income, gain, loss or deduction available to be specially allocated pursuant to Section 3.3 and Section 3.4 hereof shall be determined by applying rules analogous to those set forth in subparagraphs (i) through (vi) above.

(ll) “Property” means all real and personal property acquired by the Company, including cash, and any improvements thereto, and shall include both tangible and intangible property.

(mm) “Regulations” means the Income Tax Regulations, including Temporary Regulations, promulgated under the Code, as such regulations are amended from time to time.

(nn) “Regulatory Allocations” has the meaning set forth in Section 3.4 hereof.

(oo) “Related Party” means the adopted or birth relatives of any Person and such Person's spouse (whether by marriage or common law), if any, including without limitation great-grandparents, grandparents, parents, children (including stepchildren and adopted children), grandchildren, and great-grandchildren thereof, and such Person's (and such Person's spouse's) brothers, sisters, and cousins and their respective lineal ancestors and descendants, and any other ancestors and/or descendants, and any spouse of any of the foregoing, each trust created for the exclusive benefit of one or more of the foregoing, and the successors, assigns, heirs, executors, personal representatives and estates of any of the foregoing.

(pp) “Securities Act” means the Securities Act of 1933, as amended.

(qq) “Subsidiary” means any corporation, partnership, joint venture , limited liability company, association or other entity in which such Person owns, directly or indirectly, fifty percent (50%) or more of the outstanding equity securities or interests, the holders of which are generally entitled to vote for the election of the board of directors or other governing body of such entity.

(rr) “Tax Matters Member” has the meaning set forth in Section 7.4 hereof.

(ss) “Transfer” means, as a noun, any voluntary or involuntary transfer, sale, pledge or hypothecation or other disposition and, as a verb, voluntarily or involuntarily to transfer, give, sell, exchange, assign, pledge, bequest or hypothecate or otherwise dispose of.

(tt) “Units” of “Unit” means an ownership interest in the Company representing a Capital Contribution made as provided in Section 2 in consideration of the Units, including any and all benefits to which the holder of such Units may be entitled as provided in this Agreement, together with all obligations of such Person to comply with the terms and provisions of this Agreement.

(uu) “Unit Holders” means all Unit Holders.

(vv) “Unit Holder” means the owner of one or more Units.

(ww) “Unit Holder Nonrecourse Debt” has the same meaning as the term “partner nonrecourse debt” in Section 1.704-2(b)(4) of the Regulations.

(xx) “Unit Holder Nonrecourse Debt Minimum Gain” means an amount, with respect to each Unit Holder Nonrecourse Debt, equal to the Company Minimum Gain that would result if such Unit Holder Nonrecourse Debt were treated as a Nonrecourse Liability, determined in accordance with Section 1.704-2(i)(3) of the Regulations.

(yy) “ Unit Holder Nonrecourse Deductions” has the same meaning as the term “partner nonrecourse deductions” in Sections 1.704-2(i)(1) and 1.704-2(i)(2) of the Regulations.

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SECTION 2. CAPITAL CONTRIBUTIONS; CAPITAL ACCOUNTSSECTION

2.1 Original Capital Contributions.    The name, address, original Capital Contribution, and initial Units qualifying the Membership Interest of each Member are set out in “Exhibit A” attached hereto, and shall also be set out in the Membership Register.

2.2 Additional Capital Contributions ; Additional Units. No Unit Holder shall be obligated to make any additional Capital Contributions to the Company or to pay any assessment to the Company, other than any unpaid amounts on such Unit Holder's original Capital Contributions, and no Units shall be subject to any calls, requests or demands for capital.

Subject to Section 5.7, additional Membership Economic Interests quantified by additional Units may be issued in consideration of Capital Contributions as agreed to between the Directors and the Person acquiring the Membership Economic Interest quantified by the additional Units. Each Person to whom additional Units are issued shall be admitted as a Member in accordance with this Agreement. Upon such Capital Contributions, the Directors shall cause the Membership Register as maintained by the Company at its principal office and incorporated herein by this reference, to be appropriately amended and such amendments shall not be considered amendments to this agreement for purposes of Section 8.1 hereof.

2.3 Capital Accounts.    A Capital Account shall be maintained for each Unit Holder in accordance with the following provisions:

(a) To each Unit Holder's Capital Account there shall be credited (i) such Unit Holder's Capital Contributions; (ii) such Unit Holder's distributive share of Profits and any items in the nature of income or gain which are specially allocated pursuant to Section 3.3 and Section 3.4; and (iii) the amount of any company liabilities assumed by such Unit Holder or which are secured by any Property distributed to such Unit Holder;

(b) To each Unit Holder's Capital Account there shall be debited (i) the amount of money and the Gross Asset Value of any Property distributed to such Unit Holder pursuant to any provision of this Agreement; (ii) such Unit Holder's distributive share of Losses and any items in the nature of expenses or losses which are specially allocated pursuant to Section 3.3 and 3.4 hereof; and (iii) the amount of any liabilities of such Unit Holder assumed by the Company or which are secured by any Property contributed by such Unit Holder to the Company;

(c) In the event Units are Transferred in accordance with the terms of this Agreement, the transferee shall succeed to the Capital Account of the transferor to the extent it relates to the Transferred Units; and

(d) In determining the amount of any liability for purposes of subparagraphs (a) and (b) above there shall be taken into account Code Section 752(c) and any other applicable provisions of the Code and Regulations.

The foregoing provisions and other provisions of this Agreement relating to the maintenance of Capital Accounts are intended to comply with Regulations Section 1.704-1(b), and shall be interpreted and applied in a manner consistent with such Regulations. In the event the Directors shall determine that it is prudent to modify the manner in which the Capital Accounts, or any debits or credits thereto, (including, without limitation, debits or credits relating to liabilities which are secured by contributed or distributed property or which are assumed by the Company or any Unit Holders), are computed in order to comply with such Regulations, the Directors may make such modification, provided that it is not likely to have a material effect on the amounts distributed to any Person pursuant to Section 10 hereof upon the dissolution of the Company. The Directors shall also (i) make any adjustments that are necessary or appropriate to maintain equality between the Capital Accounts of the Unit Holders and the amount of capital reflected on the Company's balance sheet, as computed for book purposes, in accordance with Regulations Section 1.704-1(b)(2)(iv)(q), and (ii) make any appropriate modifications in the event unanticipated events might otherwise cause this Agreement not to comply with Regulations Section 1.704-1(b).

SECTION 3. ALLOCATIONS

3.1 Profits.    After giving effect to the special allocations in Section 3.3 and Section 3.4 hereof, Profits for any Fiscal Year shall be allocated among the Unit Holders in proportion to Units held.

3.2 Losses.    After giving effect to the special allocations in Section 3.3 and Section 3.4 hereof, Losses for any Fiscal Year shall be allocated among the Unit Holders in proportion to Units held.

3.3 Special Allocations    The following special allocations shall be made in the following order:

(a) Minimum Gain Chargeback. Except as otherwise provided in Section 1.704-2(f) of the Regulations, notwithstanding

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any other provision of this Section 3, if there is a net decrease in Company Minimum Gain during any Fiscal Year, each Unit Holder shall be specially allocated items of Company income and gain for such Fiscal Year (and, if necessary, subsequent Fiscal Years) in an amount equal to such Unit Holder's share of the net decrease in Company Minimum Gain, determined in accordance with Regulations Section 1.704-2(g). Allocations pursuant to the previous sentence shall be made in proportion to the respective amounts required to be allocated to each Unit Holder pursuant thereto. The items to be so allocated shall be determined in accordance with sections 1.704-2(f)(6) and 1.704-2(j)(2) of the Regulations. This Section 3.3(a) is intended to comply with the minimum gain chargeback requirement in Section 1.704-(f) of the Regulations and shall be interpreted consistently therewith.

(b) Unit Holder Minimum Gain Chargeback. Except as otherwise provided in Section 1.704-2(i)(4) of the Regulations, notwithstanding any other provision of this Section 3, if there is a net decrease in Unit Holder Nonrecourse Debt Minimum Gain attributable to a Unit Holder Nonrecourse Debt during any Fiscal Year , each Unit Holder who has a share of the Unit Holder Nonrecourse Debt Minimum Gain attributable to such Unit Holder Nonrecourse Debt, determined in accordance with Section 1.704-2(i)(5) of the Regulations, shall be specially allocated items of Company income and gain for such Fiscal Year (and, if necessary, subsequent Fiscal Years) in an amount equal to such Unit Holder's share of the net decrease in Unit Holder Nonrecourse Debt Minimum Gain, determined in accordance with Regulations Section 1.704-2(i)(4). Allocations pursuant to the previous sentence shall be made in proportion to the respective amounts required to be allocated to each Unit Holder pursuant thereto. The items to be so allocated shall be determined in accordance with Sections 1.704-2(i)(4) and 1.704-2(j)(2) of the Regulations. This Section 3.3(b) is intended to comply with the minimum gain chargeback requirement in section 1.704-2(i)(4) of the Regulations and shall be interpreted consistently therewith.

(c) Qualified Income Offset. In the event any Member unexpectedly receives any adjustments, allocations or distributions described in sections 1.704-1(b)(2)(ii)(d)(4), 1.704-1(b)(2)(ii)(d)(5), or 1.704-1(b)(2)(ii)(d)(6) of the Regulations, items of Company income and gain shall be specially allocated to such Member in an amount and manner sufficient to eliminate, to the extent required by the Regulations, the Adjusted Capital Account Deficit as soon as practicable, provided that an allocation pursuant to this Section 3.3(c) shall be made only if and to the extent that the Member would have an Adjusted Capital Account Deficit after all other allocations provided in this Section 3 have been tentatively made as if this Section 3.3(c) were not in the Agreement.

(d) Gross Income Allocation. In the event any Member has a deficit Capital Account at the end of any Fiscal Year which is in excess of the sum of (i) the amount such Member is obligated to restore pursuant to any provision of this Agreement; and (ii) the amount such Member is deemed to be obligated to restore pursuant to the penultimate sentences of Section 1.704-2(g)(1) and 1.704-2(i)(5) of the Regulations, each such Member shall be specially allocated items of Company income and gain in the amount of such excess as quickly as possible, provided that an allocation pursuant to this Section 3.3(d) shall be made only if and to the extent that such Member would have a deficit Capital Account in excess of such sum after all other allocations provided for in this Section 3 have been made as if Section 3.3(c) and this Section 3.3(d) were not in this Agreement.

(e) Nonrecourse Deductions. Nonrecourse Deductions for any Fiscal Year or other period shall be specially allocated among the Members in proportion to Units held.

(f) Unit Holder Nonrecourse Deductions. Any Unit Holder Nonrecourse Deductions for any Fiscal Year shall be specially allocated to the Unit Holder who bears the economic risk of loss with respect to the Unit Holder Nonrecourse Debt to which such Unit Holder Nonrecourse Deductions are attributable in accordance with Regulations Section 1.704-2(i)(1).

(g) Section 754 Adjustments. To the extent an adjustment to the adjusted tax basis of any Company asset, pursuant to Code Section 734(b) or Code Section 743(b) is required, pursuant to Regulations Section 1.704-1(b)(2)(iv)(m)(2) or 1.704-1(b)(2)(iv)(m)(4), to be taken into account in determining Capital Accounts as a result of a distribution to a Unit Holder in complete liquidation of such Unit Holder's interest in the Company, the amount of such adjustment to Capital Accounts shall be treated as an item of gain (if the adjustment increases the basis of the asset) or loss (if the adjustment decreases such basis) and such gain or loss shall be specially allocated to the Unit Holders in accordance with their interests in the Company in the event Regulations Section 1.704-1(b)(2)(iv)(m)(2) applies, or to the Unit Holder to whom such distribution was made in the event Regulations Section 1.704-1(b)(2)(iv)(m)(4) applies.

(h) Allocations Relating to Taxable Issuance of Company Units. Any income, gain, loss or deduction realized as a direct or indirect result of the issuance of Units by the Company to a Unit Holder (the “Issuance Items”) shall be allocated among the Unit Holders so that, to the extent possible, the net amount of such Issuance Items, together with all other allocations under this Agreement to each Unit Holder shall be equal to the net amount that would have been allocated to each such Unit Holder if the Issuance Items had not been realized.

3.4 Curative Allocations.    The allocations set forth in 3.3(a), 3.3(b), 3.3(c), 3.3(d), 3.3(e), 3.3(f), 3.3(g) and 3.5 (the “Regulatory Allocations”) are intended to comply with certain requirements of the Regulations. It is the intent of the Members that, to the

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extent possible, all Regulatory Allocations shall be offset either with other Regulatory Allocations or with special allocations of other items of Company income, gain, loss or deduction pursuant to this Section 3.4. Therefore, notwithstanding any other provision of this Section 3 (other than the Regulatory Allocations) the Directors shall make such offsetting special allocations of Company income, gain, loss or deduction in whatever manner it determines appropriate so that, after such offsetting allocations are made, each Member's Capital Account balance is, to the extent possible, equal to the Capital Account balance such Member would have had if the Regulatory Allocations were not part of the Agreement and all Company items were allocated pursuant to Sections 3.1, 3.2, and 3.3(h).

3.5 Loss Limitation.    Losses allocated pursuant to Section 3.2 hereof shall not exceed the maximum amount of Losses that can be allocated without causing any Unit Holder to have an Adjusted Capital Account Deficit at the end of any Fiscal Year. In the event some but not all of the Unit Holders would have Adjusted Capital Account Deficits as a consequence of an allocation of Losses pursuant to Section 3.2 hereof, the limitation set forth in this Section 3.5 shall be applied on a Unit Holder by Unit Holder basis and Losses not allocable to any Unit Holder as a result of such limitation shall be allocated to other Unit Holders in accordance with the positive balances in such Unit Holder's Capital Accounts so as to allocate the maximum permissible Losses to each Unit Holder under Section 1.704-1(b)(2)(ii)(d) of the Regulations.

3.6 Other Allocation Rules.

(a) For purposes of determining the Profits, Losses, or any other items allocable to any period, Profits, Losses, and any such other items shall be determined on a daily, monthly, or other basis, as determined by the Directors using any permissible method under Code Section 706 and the Regulations thereunder.

(b) The Unit Holders are aware of the income tax consequences of the allocations made by this Section 3 and hereby agree to be bound by the provisions of this Section 3 in reporting their shares of company income and loss for income tax purposes.

(c) Solely for purposes of determining a Unit Holder's proportionate share of the “excess nonrecourse liabilities” of the Company within the meaning of Regulations Section 1.752-3(a)(3), the Unit Holders' aggregate interests in Company profits shall be deemed to be as provided in the capital accounts. To the extent permitted by Section 1.704-2(h)(3) of the Regulations, the Directors shall endeavor to treat distributions of Net Cash Flow as having been made from the proceeds of a Nonrecourse Liability or a Unit Holder Nonrecourse Debt only to the extent that such distributions would cause or increase an Adjusted Capital Account Deficit for any Unit Holder.

(d) Allocations of Profits and Losses to the Unit Holders shall be allocated among them in the ratio which each Unit Holder's Units bears to the total number of Units issued and outstanding.

3.7 Tax Allocations: Code Section 704(c).    In accordance with Code Section 704(c) and the Regulations thereunder, income, gain, loss, and deduction with respect to any Property contributed to the capital of the Company shall, solely for tax purposes, be allocated among the Unit Holders so as to take account of any variation between the adjusted basis of such Property to the Company for federal income tax purposes and its initial Gross Asset Value (computed in accordance with the definition of Gross Asset Value). In the event the Gross Asset Value of any Company asset is adjusted pursuant to subparagraph (ii) of the definition of Gross Asset Value, subsequent allocations of income, gain, loss, and deduction with respect to such asset shall take account of any variation between the adjusted basis of such asset for federal income tax purposes and its Gross Asset Value in the same manner as under Code Section 704(c) and the Regulations thereunder. Any elections or other decisions relating to such allocations shall be made by the Directors in any manner that reasonably reflects the purpose and intention of this Agreement. Allocations pursuant to this Section 3.7 are solely for purposes of federal, state, and local taxes and shall not affect, or in any way be taken into account in computing, any Unit Holder's Capital Account or share of Profits , Losses, other items, or distributions pursuant to any provision of this Agreement.

3.8 Tax Credit Allocations.    All credits against income tax with respect to the Company's property or operations shall be allocated among the Members in accordance with their respective membership interests in the Company for the Fiscal Year during which the expenditure, production, sale, or other event giving rise to the credit occurs. This Section 3.8 is intended to comply with the applicable tax credit allocation principles of section 1.704-1(b)(4)(ii) of the Regulations and shall be interpreted consistently therewith.

SECTION 4. DISTRIBUTIONS

4.1 Net Cash Flow.    The Directors, in their discretion, shall make distributions of Net Cash Flow, if any, to the Members. Except as otherwise provided in Section 10 hereof, Net Cash Flow, if any, shall be distributed to the Unit Holders in proportion to Units held subject to, and to the extent permitted by, any loan covenants or restrictions on such distributions agreed to by the

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Company in any loan, credit or any other debt financing agreements with the Company's lenders and creditors from time to time in effect. In determining Net Cash Flow, the Directors shall endeavor to provide for cash distributions at such times and in such amounts as will permit the Unit Holders to make timely payment of income taxes.

4.2 Amounts Withheld.    All amounts withheld pursuant to the Code or any provision of any state, local or foreign tax law with respect to any payment, distribution or allocation to the Company or the Unit Holders shall be treated as amounts paid or distributed, as the case may be, to the Unit Holders with respect to which such amount was withheld pursuant to Section 4.2 for all purposes under this Agreement. The Company is authorized to withhold from payments and distributions, or with respect to allocations to the Unit Holders, and to pay over to any federal, state and local government or any foreign government, any amounts required to be so withheld pursuant to the Code or any provisions of any other federal, state or local law or any foreign law, and shall allocate any such amounts to the Unit Holders with respect to which such amount was withheld.

4.3 Limitations on Distributions.    The Company shall make no distributions to the Unit Holders except as provided in this Section 4 and Section 10 hereof. Notwithstanding any other provision, no distribution shall be made if it is not permitted to be made under the Act.

SECTION 5. MANAGEMENT

5.1 Directors.    Except as otherwise provided in this Agreement, the Directors shall direct the business and affairs of the Company, and shall exercise all of the powers of the Company except such powers as are by this Agreement conferred upon or reserved to the Members. The Directors shall adopt such policies, rules, regulations, and actions not inconsistent with law or this Agreement as it may deem advisable. The amendment or repeal of this section or the adoption of any provision inconsistent therewith shall require the approval of a majority of the Membership Voting Interests.

5.2 Number of Total Directors.    The total number of Directors of the Company shall be a minimum of seven (7) and a maximum of maximum of thirteen (13); and the number of Directors may be fixed or changed from time to time, within that variable range, by the Directors. The Members may increase or decrease the number of Directors last approved and may change from a variable range to a fixed number or visa versa by the affirmative vote of a majority of the Membership Voting Interests represented at a meeting of the Members (in person, by proxy, or by mail ballot).

5.3 Election of Directors.

(a) Election of Directors and Terms. The initial Directors, appointed by the initial Members, shall be the individuals set forth on Exhibit “B” attached hereto. The initial Directors shall serve until the first annual or special meeting of the Members following substantial completion of the construction of the Facilities, and in all cases until a successor is elected and qualified, or until the earlier death, resignation, removal or disqualification of any such Director. After the expiration of the initial term of the Directors, at each annual meeting of the Members, Directors shall be elected by the Members for staggered terms of three (3) years and until a successor is elected and qualified. The initial Directors shall, by resolution adopted prior to the expiration of their initial term, separately identify the Director positions to be elected and shall classify each such Director position as Group I, Group II or Group III, with such classification to serve as the basis for the staggering of terms among the elected directors. The terms of Group I Directors shall expire first (initial term until second annual meeting with successors elected to three-year terms thereafter), followed by those of Group II Directors (initial term until third annual meeting with successors elected to three-year terms therafter), and then Group III Directors (initial and subsequent terms of three years). Directors shall be elected by a plurality vote of the Members so that the nominees receiving the greatest number of votes relative to all other nominees are elected as Directors.

(b) Nominations for Directors. One or more nominees for Director positions up for election shall be nominated by the then current Directors or by a nominating committee established by the Directors. Nominations for election of Directors may also be made by any Member entitled to vote generally in the election of Directors. However, any Member that intends to nominate one or more persons for election as Directors at a meeting may do so only if written notice of that Member's intent to make such nomination or nominations has been given, either by personal delivery or by United States mail, postage prepaid, to the Secretary of the Company not less than sixty (60) days nor more than ninety (90) days prior to the first day of the month corresponding to the previous year's annual meeting or such date as determined by the Directors and designated in the prior year's annual meeting proxy statement. Each such notice to the Secretary shall set forth:

(i)    The name and address of record of the Member who intends to make the nomination;
(ii)    A representation that the Member is a holder of record of Units of the Company entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to nominate the person or persons specified in the notice;

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(iii)    The name, age, business and residence address, and principal occupation or employment of each nominee;
(iv)    A description of all arrangements or understandings between the Member and each nominee and any other person or persons (naming such person or persons) pursuant to which the nomination or nominations are to be made by the Member;
(v)    Such other information regarding each nominee proposed by such Member as would be required to be included in a proxy statement filed pursuant to the proxy rules of the Securities and Exchange Commission;
(vi)    The consent of each nominee to serve as a Director of the Company if so elected; and
(vii)    A nominating petition signed and dated by the holders of at least five percent
(5%) of the then outstanding Units and clearly setting forth the proposed nominee as a candidate of the Director's seat to be filled at the next election of Directors.

The Company may require any proposed nominee to furnish such other information as may reasonably be required by the Company to determine the eligibility of such proposed nominee to serve as a Director of the Company. The presiding Officer of the meeting may, if the facts warrant, determine that a nomination was not made in accordance with the foregoing procedures, and if he should so determine, he shall so declare to the meeting and the defective nomination shall be disregarded. The amendment or repeal of this Section or the adoption of any provision inconsistent herewith shall require the approval of a majority of the Membership Voting Interests. Whenever a vacancy or vacancies occurs on the Board of Directors resulting in the total number of Directors dropping below the minimum required in Section 5.2 hereof, a majority of the remaining Directors shall appoint a new Director or Directors to fill the vacancy or vacancies for the remainder of such term, subject to approval of such appointment or appointments by the affirmative vote of a Majority of the Membership Voting Interest represented at the next Annual Meeting of the Members (in person, by proxy or by mail ballot).

5.4 Committees.    A resolution approved by the affirmative vote of a majority of the Directors may establish committees having the authority of the Directors in the management of the business of the Company to the extent consistent with this Agreement and provided in the resolution. A committee shall consist of one or more persons, appointed by affirmative vote of a majority of the Directors present. Committees may include a compensation committee and/or an audit committee, in each case consisting of one or more independent Directors or other independent persons. Committees are subject to the direction and control of the Directors, and vacancies in the membership thereof shall be filled by the Directors. A majority of the Members of the committee present at a meeting is a quorum for the transaction of business, unless a larger or smaller proportion or number is provided in a resolution approved by the affirmative vote of a majority of the Directors present.

5.5 Authority of Directors.    Subject to the limitations and restrictions set forth in this Agreement, the Directors shall direct the management of the business and affairs of the Company and shall have all of the rights and powers which may be possessed by a “manager” under the Act including, without limitation, the right and power to do or perform the following and, to the extent permitted by the Act or this Agreement, the further right and power by resolution of the Directors to delegate to the Officers or such other Person or Persons to do or perform the following:

(a) Conduct its business, carry on its operations and have and exercise the powers granted by the Act in any state, territory, district or possession of the United States, or in any foreign country which may be necessary or convenient to effect any or all of the purposes for which it is organized;

(b) Acquire by purchase, lease, or otherwise any real or personal property which may be necessary, convenient, or incidental to the accomplishment of the purposes of the Company;

(c) Operate, maintain, finance, improve, construct, own, grant options with respect to, sell, convey, assign, mortgage, and lease any real estate and any personal property necessary, convenient, or incidental to the accomplishment of the purposes of the Company;

(d) Execute any and all agreements, contracts, documents, certifications, and instruments necessary or convenient in connection with the management, maintenance, and operation of the business, or in connection with managing the affairs of the Company, including, executing amendments to this Agreement and the Articles in accordance with the terms of this Agreement, both as Directors and, if required, as attorney-in-fact for the Members pursuant to any power of attorney granted by the Members to the Directors;

(e) Borrow money and issue evidences of indebtedness necessary, convenient, or incidental to the accomplishment of the purposes of the Company, and secure the same by mortgage, pledge, or other lien on any Company assets;

(f) Execute, in furtherance of any or all of the purposes of the Company, any deed, lease, mortgage, deed of trust,

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mortgage note, promissory note, bill of sale, contract, or other instrument purporting to convey or encumber any or all of the Company assets;

(g) Prepay in whole or in part, refinance, recast, increase, modify, or extend any liabilities affecting the assets of the Company and in connection therewith execute any extensions or renewals of encumbrances on any or all of such assets;

(h) Care for and distribute funds to the Members by way of cash income, return of capital, or otherwise, all in accordance with the provisions of this Agreement, and perform all matters in furtherance of the objectives of the Company or this Agreement;

(i) Contract on behalf of the Company for the employment and services of employees and/or independent contractors, such as lawyers and accountants, and delegate to such Persons the duty to manage or supervise any of the assets or operations of the Company;

(j) Engage in any kind of activity and perform and carry out contracts of any kind (including contracts of insurance covering risks to Company assets and Directors' and Officers' liability) necessary or incidental to, or in connection with, the accomplishment of the purposes of the Company, as may be lawfully carried on or performed by a limited liability company under the laws of each state in which the Company is then formed or qualified;

(k) Take, or refrain from taking, all actions, not expressly proscribed or limited by this Agreement, as may be necessary or appropriate to accomplish the purposes of the Company;

(l) Institute, prosecute, defend, settle, compromise, and dismiss lawsuits or other judicial or administrative proceedings brought on or in behalf of, or against, the Company, the Members or the Directors or Officers in connection with activities arising out of, connected with, or incidental to this Agreement, and to engage counsel or others in connection therewith;

(m) Purchase, take, receive, subscribe for or otherwise acquire, own, hold, vote, use, employ, sell, mortgage, lend, pledge, or otherwise dispose of, and otherwise use and deal in and with, shares or other interests in or obligations of domestic or foreign corporations, associations, general or limited partnerships, other limited liability companies, or individuals or direct or indirect obligations of the United States or any government, state, territory, government district or municipality or of any instrumentality of any of them;

(n) Agree with any Person as to the form and other terms and conditions of such Person's Capital Contribution to the Company and cause the Company to issue Membership Economic Interests and Units in consideration of such Capital Contribution; and

(o) Indemnify a Member or Directors or Officers, or former Members or Directors or Officers, and to make any other indemnification that is authorized by this Agreement in accordance with, and to the fullest extent permitted by, the Act.

5.6 Directors as Agent.    Notwithstanding the power and authority of the Directors to manage the business and affairs of the Company, no Director shall have authority to act as agent for the Company for the purposes of its business (including the execution of any instrument on behalf of the Company) unless the Directors have authorized the Director to take such action. The Directors may also delegate authority to manage the business and affairs of the Company (including the execution of instruments on behalf of the Company) to such Person or Persons (including to any Officers) designated by the Directors, and such Person or Persons (or Officers) shall have such titles and authority as determined by the Directors.

5.7 Restrictions on Authority of Directors.

(a) The Directors shall not have authority to, and they covenant and agree that they shall not, do any of the following acts without the unanimous consent of the Members:

(i)	Cause or permit the Company to engage in any activity that is not consistent with the purposes of the Company as set forth in Section 1.3 hereof;

(ii)	Knowingly do any act in contravention of this Agreement or which would make it impossible to carry on the ordinary business of the Company, except as otherwise provided in this Agreement;

(iii)	Possess Company Property, or assign rights in specific Company Property, for other than a Company purpose; or

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(iv)	Cause the Company to voluntarily take any action that would cause a bankruptcy of the Company.

(b) The Directors shall not have authority to, and they covenant and agree that they shall not cause the Company to, without the consent of the Members:

(i)
Merge, consolidate, exchange or otherwise dispose of at one time all or substantially all of the Property, except for a liquidating sale of the Property in connection with the dissolution of the Company;

(ii)	Confess a judgment against the Company in an amount in excess of $500,000;

(iii)	Issue Units, other than the 100 Units issued to each of the five (5) members of The Biodiesel Group, at a purchase price of less than $500 per Unit;

(iv)	Issue more than an aggregate of 35,000 Units; and

(v)	Cause the Company to acquire any equity or debt securities of any Director or any of its Affiliates, or otherwise make loans to any Director or any of its Affiliates.

The actions specified herein as requiring the consent of the Members shall be in addition to any actions by the Directors that are specified in the Act as requiring the consent or approval of the Members. Any such required consent or approval may be given by the number of votes necessary to constitute member action pursuant to Section 6.10 herein.

5.8 Director Meetings and Notice.    Meetings of the Directors shall be held at such times and places as shall from time to time be determined by the Directors. Meetings of the Directors may be called by the Chairman of the Company or by two or more Directors. If the date, time, and place of a meeting of the Directors has been announced at a previous meeting, no notice shall be required. In all other cases, five (5) days' written notice of meetings, stating the date, time, and place thereof and any other information required by law or desired by the Person(s) calling such meeting, shall be given to each Director. Any Director may waive notice of any meeting. A waiver of notice by a Director is effective whether given before, at, or after the meeting, and whether given orally, in writing, or by attendance. The attendance of a Director at any meeting shall constitute a waiver of notice of such meeting, unless such Director objects at the beginning of the meeting to the transaction of business on the grounds that the meeting is not lawfully called or convened and does not participate thereafter in the meeting.

5.9 Action Without a Meeting.    Any action required or permitted to be taken by the Directors may also be taken by a written action signed by a super majority of seventy-five percent (75%) of all Directors authorized to vote on the matter as provided by this Agreement, provided that a copy of such written action shall be promptly given to all such Directors. The Directors may participate in any meeting of the Directors by means of telephone conference or similar means of communication by which all persons participating in the meeting can simultaneously hear each other.

5.10 Quorum; Manner of Acting.    Not less than fifty percent (50%) of the Directors shall constitute a quorum for the transaction of business at any Directors' meeting. Each Director shall have one (1) vote at meetings of the Directors. The Director shall take action by the vote of a majority of the number of Directors constituting a quorum as provided by this Agreement.

5.11 Voting; Potential Financial Interest.    No Directors shall be disqualified from voting on any matter to be determined or decided by the Directors solely by reason of such Director's (or his/her Affiliate's) potential financial interest in the outcome of such vote, provided that the nature of such Director's (or his/her Affiliate's) potential financial interest was reasonably disclosed to the Board of Directors on behalf of the company at the time of such vote.

5.12 Duties and Obligations of Directors.    The Directors shall cause the Company to conduct its business and operations separate and apart from that of any Director or any of its Affiliates. The Directors shall take all actions which may be necessary or appropriate (i) for the continuation of the Company's valid existence as a limited liability company under the laws of the State of Iowa and each other jurisdiction in which such existence is necessary to protect the limited liability of its Members or to enable the Company to conduct the business in which it is engaged, and (ii) for the accomplishment of the Company's purposes, including the acquisition, development, maintenance, preservation, and operation of Company Property in accordance with the provisions of this Agreement and applicable laws and regulations. Each Director shall have the duty to discharge the forgoing duties in good faith, in a manner the Director believes to be in the best interests of the Company, and with the care an ordinarily prudent person in a like position would exercise under similar circumstances. The Directors shall be under no other fiduciary duty to the Company or the Members to conduct the affairs of the Company in a particular manner.

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5.13 Chairman and Vice Chairman.    Unless otherwise provided by a resolution adopted by the Directors, the Chairman shall preside at meetings of the Members and the Directors; shall see that all orders and resolutions of the Directors are carried into effect; may maintain records of and certify proceedings of the Directors and Members; and shall perform such other duties as may from time to time be prescribed by the Directors. The Vice Chairman shall, in the absence or disability of the Chairman, perform the duties and exercise the powers of the Chairman and shall perform such duties as the Directors or the Chairman may from time to time prescribe. The Directors may designate more than one Vice Chairmen, in which case the Vice Chairmen shall be designated by the Directors so as to denote which is most senior in office.

5.14 President and Chief Executive Officer.    Until provided otherwise by a resolution of the Directors, the Chairman shall also act as the interim President and Chief Executive Officer (“CEO”) of the Company (herein referred to as the “President”; the titles of President and CEO shall constitute a reference to one and the same office and Officer of the Company), and the Chairman may exercise the duties of the office of Chairman using any such designations.

5.15 Chief Financial Officer.    Unless provided otherwise by a resolution adopted by the Directors, the Chief Financial Officer (“CFO”) of the Company shall be the Treasurer of the Company and shall keep accurate financial records for the Company; shall deposit all monies, drafts, and checks in the name of and to the credit of the Company in such banks and depositories as the Directors shall designate from time to time; shall endorse for deposit all notes, checks, and drafts received by the Company as ordered by the Directors, making proper vouchers therefore; shall disburse Company funds and issue checks and drafts in the name of the Company as ordered by the Directors, shall render to the President and the Directors, whenever requested, an account of all such transactions as CFO and of the financial condition of the Company, and shall perform such other duties as may be prescribed by the Directors or the President from time to time.

5.16 Secretary; Assistant Secretary.    The Secretary shall attend all meetings of the Directors and of the Members and shall maintain records of, and whenever necessary, certify all proceedings of the Directors and of the Members. The Secretary shall keep the required records of the Company, when so directed by the Directors or other Person or Persons authorized to call such meetings, shall give or cause to be given notice of meetings of the Members and of meetings of the Directors, and shall also perform such other duties and have such other powers as the Chairman or the Directors may prescribe from time to time. An Assistant Secretary, if any, shall perform the duties of the Secretary during the absence or disability of the Secretary.

5.17 Vice President.    The Company may have one or more Vice Presidents. If more than one, the Directors shall designate which is most senior. The most senior Vice President shall perform the duties of the President in the absence of the President.

5.18 Delegation.    Unless prohibited by a resolution of the Directors, the President, Chief Financial Officer, Vice President and Secretary (individually, an “Officer” and collectively “Officers”) may delegate in writing some or all of the duties and powers of such Officer's management position to other Persons. An Officer who delegates the duties or powers of an office remains subject to the standard of conduct for such Officer with respect to the discharge of all duties and powers so delegated.

5.19 Execution of Instruments.    All deeds, mortgages, bonds, checks, contracts and other instruments pertaining to the business and affairs of the Company shall be signed on behalf of the Company by (i) the Chairman; or (ii) when authorized by resolution(s) of the Directors, the President; or (iii) by such other Person or Persons as may be designated from time to time by the Directors.

5.20 Limitation of liability; Indemnification of Directors.    To the maximum extent permitted under the Act and other applicable law, no Member, Director or Officer of this Company shall be personally liable for any debt, obligation or liability of this Company merely by reason of being a Member, Director, Officer or all of the foregoing. No Director or Officer of this Company shall be personally liable to this Company or its Members for monetary damages for a breach of fiduciary duty by such Director or Officer; provided that this provision shall not eliminate or limit the liability of a Director or Officer for any of the following: (i) for any breach of the duty of loyalty to the Company or its Members; (ii) for acts or omissions not in good faith or which involve intentional misconduct or knowing violation of law; or (iii) for a transaction from which the Director or Officer derived an improper personal benefit or a wrongful distribution in violation of Section 807 of the Act. To the maximum extent permitted under the Act and other applicable law, the Company, its receiver, or its trustees (in the case of its receiver or trustee, to the extent of Company Property) shall indemnify, save and hold harmless, and pay all judgments and claims against each Director or Officer relating to any liability or damage incurred by reason of any act performed or omitted to be performed by such Director, or Officer, in connection with the business of the Company, including reasonable attorneys' fees incurred by such Director or Officer in connection with the defense of any action based on any such act or omission, which attorneys' fees may be paid as incurred, including all such liabilities under federal and state securities laws as permitted by law. To the maximum extent permitted under the Act and other applicable law, in the event of any action by a Unit Holder against any Director or Officer, including a derivative suit, the Company shall indemnify, save harmless, and pay all costs, liabilities, damages and expenses of such Director or Officer, including reasonable attorneys' fees incurred in the defense of such action. Notwithstanding the foregoing provisions, no Director or Officer shall be indemnified by the Company to the extent prohibited or limited (but only to the extent limited) by

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the Act. The Company may purchase and maintain insurance on behalf of any Person in such Person's official capacity against any liability asserted against and incurred by such Person in or arising from that capacity, whether or not the Company would otherwise be required to indemnify the Person against the liability.

5.21 Compensation; Expenses of Directors.    No Member or Director shall receive any salary, fee, or draw for services rendered to or on behalf of the Company merely by virtue of their status as a Member or Director, it being the intention that, irrespective of any personal interests of any of the Directors, the Directors shall have authority to establish reasonable compensation of all Directors for services to the Company as Directors, Officers, or otherwise. Except as otherwise approved by or pursuant to a policy approved by the Directors, no Member or Director shall be reimbursed for any expenses incurred by such Member or Director on behalf of the Company. Notwithstanding the foregoing, by resolution by the Directors, the Directors may be paid as reimbursement therefor, their expenses, if any, of attendance at each meeting of the Directors. In addition, the Directors, by resolution, may approve from time to time, the salaries and other compensation packages of the Officers of the Company.

5.22 Loans.    Any Member or Affiliate may, with the consent of the Directors, lend or advance money to the Company. If any Member or Affiliate shall make any loan or loans to the Company or advance money on its behalf, the amount of any such loan or advance shall not be treated as a contribution to the capital of the Company, but shall be a debt due from the Company. The amount of any such loan or advance by a lending Member or Affiliate shall be repayable out of the Company's cash and shall bear interest at a rate not in excess of the prime rate established, from time to time, by any major bank selected by the Directors for loans to its most credit worthy commercial borrowers, plus four per cent (4%) per annum. If a Director, or any Affiliate of a Director, is the lending Member, the rate of interest and the terms and conditions of such loan shall be no less favorable to the Company than if the lender had been an independent third party. None of the Members or their Affiliates shall be obligated to make any loan or advance to the Company.

SECTION 6. ROLE OF MEMBERS

6.1 One Membership Class.    There shall initially be one class of Membership Interests and one class of Units. Additional classes of Membership Interests and Units may be created and issued to new Members or to existing Members on such terms and conditions as the Directors may determine and may include the creation of different classes of Membership Interests represented by different classes of Units, which classes may have different rights, powers and preferences, which rights, powers and preferences may be senior to those of existing Members, including, without limitation, voting rights and distribution preferences. Members shall have no preemptive rights to acquire additional or newly created Units of the Company.

6.2 Members.    Each Person who desires to become a Member must complete and execute a signature page to this Agreement in the form of Exhibit “C” attached hereto and such other documents as may be required by the Directors. Each prospective Member must be approved and admitted to the Company by the Board of Directors. The Membership Interests of the Members shall be set forth on the membership register as maintained by the Company at its principal office and which by this reference is incorporated herein.

6.3 Additional Members.    No Person shall become a Member without the approval of the Directors. The Directors may refuse to admit any Person as a Member in their sole discretion. Any such admission must comply with the requirements described in this Agreement and will be effective only after such Person has executed and delivered to the Company such documentation as determined by the Directors to be necessary and appropriate to effect such admission including the Member's agreement to be bound by this Agreement. Upon the admission of a member the Directors shall cause the Membership Register to be appropriately amended pursuant to Section 8.1 of this Agreement and will not require Member action for purposes of Section 8.1.

6.4 Rights or Powers.    Except as otherwise expressly provided for in this Agreement, the Members shall not have any right or power to take part in the management or control of the Company or its business and affairs or to act for or bind the Company in any way.

6.5 Voting Rights of Members.    The Members shall have voting rights as defined by the Membership Voting Interest of such Member and in accordance with the provisions of this Agreement. Members do not have the right to cumulate their votes for any matter entitled to a vote of the Members, including election of Directors.

6.6 Member Meetings.    Meetings of the Members shall be called by the Directors, and shall be held at the principal office of the Company or at such other place as shall be designated by the person calling the meeting. Members representing an aggregate of not less than thirty percent (30%) of the Membership Voting Interests may also in writing demand that the Directors call a meeting of the Members. Regular meetings of the Members shall be held not less than once per Fiscal Year.

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6.7 Conduct of Meetings.    Subject to the discretion of the Directors, the Members may participate in any meeting of the Members by means of telephone conference or similar means of communication by which all persons participating in the meeting can simultaneously hear and speak with each other.

6.8 Notice of Meetings; Waiver.    Notice of the meeting, stating the place, day and hour of the meeting, shall be given to each Member in accordance with Section 11.1 hereof at least five (5) days and no more than sixty (60) days before the day on which the meeting is to be held. A Member may waive the notice of meeting required hereunder by written notice of waiver signed by the Member whether given before, during or after the meeting. Attendance by a Member at a meeting is waiver of notice of that meeting, unless the Member objects at the beginning of the meeting to the transaction of business because the meeting is not lawfully called or convened and thereafter does not participate in the meeting.

6.9 Quorum and Proxies.    The presence (in person or by proxy or mail ballot) of Members representing an aggregate of at least twenty-five percent (25%) of the Membership Voting Interests is required for the transaction of business at a meeting of the Members. Voting by proxy or by mail ballot shall be permitted on any matter if authorized by the Directors.

6.10 Voting; Action by Members.    If a quorum is present, the affirmative vote of a majority of the Membership Voting Interests represented at the Members' meeting (in person, by proxy, or by mail ballot) and entitled to vote on the matter shall constitute the act of the Members, unless the vote of a greater or lesser proportion or numbers is otherwise required by this Agreement.

6.11 Record Date.    For the purpose of determining Members entitled to notice of or to vote at any meeting of Members or any adjournment of the meeting, or Members entitled to receive payment of any distribution, or to make a determination of Members for any other purpose, the date on which notice of the meeting is mailed (or otherwise delivered) or the date on which the resolution declaring the distribution is adopted, as the case may be, shall be the record date for determination of Members.

6.12 Termination of Membership.    The membership of a Member in the Company shall terminate upon the occurrence of events described in the Act, including registration and withdrawal. If for any reason the membership of a Member is terminated, the Member whose membership has terminated loses all Membership Voting Interests and shall be considered merely as Assignee of the Membership Economic Interest owned before the termination of membership, having only the rights of an unadmitted Assignee provided for in Section 9.7 hereof.

6.13 Continuation of the Company.    The Company shall not be dissolved upon the occurrence of any event that is deemed to terminate the continued membership of a Member. The Company's affairs shall not be required to be wound up. The Company shall continue without dissolution.

6.14 No Obligation to Purchase Membership Interest.    No Member whose membership in the Company terminates, nor any transferee of such Member, shall have any right to demand or receive a return of such terminated Member's Capital Contributions or to require the purchase or redemption of the Member's Membership Interest. The other Members and the Company shall not have any obligation to purchase or redeem the Membership Interest of any such terminated Member or transferee of any such terminated Member.

6.15 Waiver of Dissenters' Rights.    Each Member hereby disclaims, waives and agrees, to the fullest extent permitted by law or the Act, not to assert dissenters' or similar rights under the Act.

6.16 Limitation on Ownership.    Notwithstanding any other provision herein, no Member shall directly or indirectly own or control more than forty-nine per cent (49%) of the issued and outstanding Units at any time. Units under indirect ownership or control by a Member shall include Units owned or controlled by such Member's Related Parties, Subsidiaries and Affiliates.

SECTION 7. ACCOUNTING, BOOKS AND RECORDS

7.1 Accounting, Books and Records.    The books and records of the Company shall be kept, and the financial position and the results of its operations recorded, in accordance with GAAP. The books and records shall reflect all the Company transactions and shall be appropriate and adequate for the Company's business. The Company shall maintain at its principal office all of the following: (i) A current list of the full name and last known address or residence address of each Member and Assignee set forth in alphabetical order, together with the Capital Contributions, Capital Account and Units of each Member and Assignee; (ii) The full name and business address of each Director; (iii) A copy of the Articles and any and all amendments thereto together with executed copies of any powers of attorney pursuant to which the Articles or any amendments thereto have been executed; (iv) Copies of the Company's federal, state, and local income tax or information returns and reports, if any, for the six most recent taxable years; (v) A copy of this Agreement and any and all amendments thereto together with executed copies of any powers of attorney pursuant to which this Agreement or any amendments thereto have been executed; and (vi) Copies of the financial

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statements of the Company, if any, for the six most recent Fiscal Years. The Company shall use the accrual method of accounting in preparation of its financial reports and for tax purposes and shall keep its books and records accordingly.

7.2 Delivery to Members and Inspection.    Any Member or its designated representative shall have reasonable access during normal business hours to the information and documents kept by the Company pursuant to Section 7.1. The rights granted to a Member pursuant to this Section 7.2 are expressly subject to compliance by such Member with the safety, security and confidentiality procedures and guidelines of the Company, as such procedures and guidelines may be established from time to time. Upon the request of any Member for purposes reasonably related to the interest of that Person as a Member, the Directors shall promptly deliver to the requesting Member, a copy of the information required to be maintained under Section 7.1. Each Member has the right, upon reasonable request for purposes reasonably related to the interest of the Person as a Member and for proper purposes, to: (i) inspect and copy during normal business hours any of the Company records described in Section 7.1; and (ii) obtain from the Directors, promptly after their becoming available, a copy of the Company's federal, state, and local income tax or information returns for each Fiscal Year. Each Assignee shall have the right to information regarding the Company only to the extent required by the Act.

7.3 Reports.    The Chief Financial Officer of the Company shall be responsible for causing the preparation of financial reports of the Company and the coordination of financial matters of the Company with the Company's accountants. The Company shall cause to be delivered to each Member the financial statements listed below, prepared, in each case (other than with respect to Member's Capital Accounts, which shall be prepared in accordance with this Agreement) in accordance with GAAP consistently applied. Delivery of the financial statements shall occur as soon as practicable following the end of each Fiscal Year (and in any event not later than one hundred and twenty (120) days after the end of such Fiscal Year) and at such time as distributions are made to the Unit Holders pursuant to Section 10 hereof following the occurrence of a Dissolution Event. The financial statements shall consist of a balance sheet of the Company as of the end of such Fiscal Year and the related statements of operations, Unit Holders' Capital Accounts and changes therein, and cash flows for such Fiscal Year, together with appropriate notes to such financial statements and supporting schedules, all of which shall be audited and certified by the Company's accountants, and in each case, to the extent the Company was in existence, setting forth in comparative form the corresponding figures for the immediately preceding Fiscal Year end (in the case of the balance sheet) and the two (2) immediately preceding Fiscal Years (in the case of the statements). For purposes of this paragraph, public access to the financial statements through the Company's web site shall constitute delivery pursuant to this Section 7.3.

7.4 Tax Matters.    The Directors shall, without any further consent of the Unit Holders being required (except as specifically required herein), make any and all elections for federal, state, local, and foreign tax purposes as the Directors shall determine appropriate and represent the Company and the Unit Holders before taxing authorities or courts of competent jurisdiction in tax matters affecting the Company or the Unit Holders in their capacities as Unit Holders, and to file any tax returns and execute any agreements or other documents relating to or affecting such tax matters, including agreements or other documents that bind the Unit Holders with respect to such tax matters or otherwise affect the rights of the Company and the Unit Holders. The Directors shall designate a Person to be specifically authorized to act as the “Tax Matters Member” under the Code and in any similar capacity under state or local law; provided, however, that the Directors shall have the authority to designate, remove and replace the Tax Matters Member who shall act as the tax matters partner within the meaning of and pursuant to Regulations Sections 301.6231(a)(7)-1 and -2 and any similar provision under state or local law. Necessary tax information shall be delivered to each Unit Holder as soon as practicable after the end of each Fiscal Year of the Company but not later than three (3) months after the end of each Fiscal Year.

SECTION 8. AMENDMENTS

8.1 Amendments.    Amendments to this Agreement may be proposed by the Board of Directors or any Member. Following such proposal, the Board of Directors shall submit to the Members a verbatim statement of any proposed amendment, providing that counsel for the Company shall have approved of the same in writing as to form, and the Board of Directors shall include in any such submission a recommendation as to the proposed amendment. The Board of Directors shall seek the written vote of the Members on the proposed amendment or shall call a meeting to vote thereon and to transact any other business that it may deem appropriate. Except as otherwise provided in this Agreement a proposed amendment shall be adopted and be effective as an amendment hereto only if approved by the number of votes necessary to constitute Member action as provided in Section 6.10 herein. Notwithstanding any provision of this Section 8.1 to the contrary, this Agreement shall not be amended without the consent of each Member adversely affected if such amendment would modify the limited liability of a Member, or alter the Membership Economic Interest of a Member.

SECTION 9. TRANSFERS

9.1 Restrictions on Transfers    Except as otherwise permitted by this Agreement no Member shall transfer all or any part of

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its Units. In the event that any Member pledges or otherwise encumbers all or any part of its Units as security for the payment of a Debt, any such pledge or hypothecation shall be made pursuant to a pledge or hypothecation agreement that requires the pledgee or secured party to be bound by all of the terms and conditions of this Section 9. In the event such pledgee or secured party becomes the Unit Holder hereunder pursuant to the exercise of such party's rights under such pledge or hypothecation agreement, such pledgee or secured party shall be bound by all terms and conditions of this Second Amended and Restated Operating Agreement and all other agreements governing the rights and obligations of Unit Holders. In such case, each pledgee or secured party, and any transferee or purchaser of the Units held by such pledgee or secured party, shall not have any Membership Voting Interest attached to such Units unless and until the Directors have approved in writing and admitted as a Member hereunder, such pledgee, secured party, transferee or purchaser of such Units.

9.2 Permitted Transfers.    Subject to the conditions and restrictions set forth in this Section 9, a Unit Holder may:

(a)	At any time Transfer all or any portion of its Units:

(i)	To the transferor's administrator or trustee to whom such Units are transferred involuntarily by operation of law or judicial decree, or;

(ii)	Without consideration to or in trust for descendants or the spouse of a Member; and

(b) At any time following the date on which substantial operations of the Facilities commences, Transfer all or any portion of its Units:

(i)	To any person approved by the Directors in writing;

(ii)	To any other Member or to any Affiliate or Related Party of another Member; or

(iii)	To any Affiliate or Related Party of the transferor.

Any such Transfer set forth in this Section 9.2 and meeting the conditions set forth in section 9.3 below is referred to in this Agreement as a “Permitted Transfer”.

9.3 Conditions Precedent to Transfers.    In addition to the conditions set forth above, no Transfer of a Membership Interest shall be effective unless and until all of the following conditions have been satisfied:

(a) Except in the case of a Transfer involuntarily by operation of law, the transferor and transferee shall execute and deliver to the Company such documents and instruments of Transfer as may be necessary or appropriate in the opinion of counsel to the Company to effect such Transfer. In the case of a Transfer of Units involuntarily by operation of law, the Transfer shall be confirmed by presentation to the Company of legal evidence of such Transfer, in form and substance satisfactory to counsel to the Company. In all cases, the transferor and/or transferee shall pay all reasonable costs and expenses connected with the Transfer and the admission of the transferee as a Member and incurred as a result of such Transfer, including but not limited to, legal fees and costs.

(b) The transferor and transferee shall furnish the Company with the transferee's taxpayer identification number, sufficient information to determine the transferee's initial tax basis in the Units transferred, and any other information reasonably necessary to permit the Company to file all required federal and state tax returns and other legally required information statements or returns. Without limiting the generality of the foregoing, the Company shall not be required to make any distributions otherwise provided for in this Agreement with respect to any transferred Units until it has received such information.

(c) Except in the case of a Transfer of any Units involuntarily by operation of law, either (i) such Units shall be registered under the Securities Act, and any applicable state securities laws, or (ii) the transferor shall provide an opinion of counsel, which opinion of counsel shall be reasonably satisfactory to the Directors, to the effect that such Transfer is exempt from all applicable registration requirements and that such Transfer will not violate any applicable laws regulating the Transfer of securities.

(d) Except in the case of a Transfer of Units involuntarily by operation of law, the transferor shall provide an opinion of counsel, which opinion of counsel shall be reasonably satisfactory to the Directors, to the effect that such Transfer will not cause the Company to be deemed to be an “investment company” under the Investment Company Act of 1940.

(e) Unless otherwise approved by the Directors and Members representing in the aggregate a seventy five per cent (75%) majority of the Membership Voting Interests, no Transfer of Units shall be made except upon terms which would not, in

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the opinion of counsel chosen by and mutually acceptable to the Directors and the transferor Member, result in the termination of the Company within the meaning of Section 708 of the Code or cause the application of the rules of Sections 168(g)(1)(B) and 168(h) of the Code or similar rules to apply to the Company. If the immediate Transfer of such Unit would, in the opinion of such counsel, cause a termination within the meaning of Section 708 of the Code, then if, in the opinion of such counsel, the following action would not precipitate such termination, the transferor Member shall be entitled to (or required, as the case may be) (i) immediately Transfer only that portion of its Units as may, in the opinion of such counsel, be transferred without causing such a termination and (ii) enter into an agreement to Transfer the remainder of its Units, in one or more Transfers, at the earliest date or dates on which such Transfer or Transfers may be effected without causing such termination. The purchase price for the Units shall be allocated between the immediate Transfer and the deferred Transfer or Transfers pro rata on the basis of the percentage of the aggregate Units being transferred, each portion to be payable when the respective Transfer is consummated, unless otherwise agreed by the parties to the Transfer. In the case of a Transfer by one Member to another Member the deferred purchase price shall be deposited in an interest-bearing escrow account unless another method of securing the payment thereof is agreed upon by the transferor Member and the transferee Member(s).

(f) No notice or requests initiating the procedures contemplated by Section 9.3 may be given by any Member after a Dissolution Event has occurred. No Member may sell all or any portion of its Units after a Dissolution Event has occurred.

(g) No Person shall Transfer any Unit if, in the determination of the Directors, such Transfer would cause the Company to be treated as a “publicly traded partnership” within the meaning of Section 7704(b) of the Code.

The Directors shall have the authority to waive any legal opinion or other condition required in this Section 9.3 other than the Member approval requirements set forth in Section 9.3(e).

9.4 Prohibited Transfers.    Any purported Transfer of Units that is not permitted under this Section shall be null and void and of no force or effect whatsoever; provided that, if the Company is required to recognize such a Transfer (or if the Directors , in their sole discretion, elect to recognize such a Transfer), the Units Transferred shall be strictly limited to the transferor's Membership Economic Interests as provided by this Agreement with respect to the transferred Units, which Membership Economic Interests may be applied (without limiting any other legal or equitable rights of the Company) to satisfy any debts, obligations, or liabilities for damages that the transferor or transferee of such Interest may have to the Company. In the case of a Transfer or attempted Transfer of Units that is not permitted under this Section, the parties engaging or attempting to engage in such Transfer shall be liable to indemnify and hold harmless the Company, and the other Members from all cost, liability, and damage that any of such indemnified Members may incur (including, without limitation, incremental tax liabilities, lawyers' fees and expenses) as a result of such Transfer or attempted Transfer and efforts to enforce the indemnity granted hereby.

9.5 No Dissolution or Termination.    The transfer of a Membership Interest pursuant to the terms of this Article shall not dissolve or terminate the Company. No Member shall have the right to have the Company dissolved or to have such Member's Capital Contribution returned except as provided in this Agreement.

9.6 Prohibition of Assignment.    Notwithstanding the foregoing provisions of this Article, Transfer of a Membership Interest may not be made if the Membership Interest sought to be sold, exchanged or transferred, when added to the total of all other Membership Interests sold, exchanged or transferred within the period of twelve (12) consecutive months prior thereto, would result in the termination of the Company under section 708 of the Internal Revenue Code. In the event of a transfer of any Membership Interests, the Members will determine, in their sole discretion, whether or not the Company will elect pursuant to Section 754 of the Internal Revenue Code (or corresponding provisions of future law) to adjust the basis of the assets of the Company.

9.7 Rights of Unadmitted Assignees.    A Person who acquires Units but who is not admitted as a substituted Member pursuant to Section 9.7 hereof shall be entitled only to the Membership Economic Interests with respect to such Units in accordance with this Agreement, and shall not be entitled to the Membership Voting Interest with respect to such Units. In addition, such Person shall have no right to any information or accounting of the affairs of the Company, shall not be entitled to inspect the books or records of the Company, and shall not have any of the rights of a Member under the Act or this Agreement.

9.8 Admission of Substituted Members.    As to Permitted Transfers, a transferee of Units shall be admitted as a substituted Member provided that such transferee has complied with the following provisions:

(a) The transferee of the Units shall, by written instrument in form and substance reasonably satisfactory to the Directors;

(i)	Accept and adopt the terms and provisions of this agreement, including this Section 9, and

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(ii)	Assume the obligations of the transferor Member under this Agreement with respect to the transferred Units. The transferor Member shall be released from all such assumed obligations except:

(x)	Those obligations or liabilities of the transferor Member arising out of a breach of this Agreement,

(y)
In the case of a Transfer to any Person other than a Member or any of its Affiliates, those obligations or liabilities of the transferor Member based on events occurring, arising or maturing prior to the date of Transfer, and

(z)	In the case of a Transfer to any of its Affiliates, any Capital Contribution or other financing obligation of the transferor Member under this Agreement;

(b) The transferee pays or reimburses the Company for all reasonable legal, filing, and publication costs that the company incurs in connection with the admission of the transferee as a Member with respect to the Transferred Units; and

(c) Except in the case of a Transfer involuntarily by operation of law, if required by the Directors, the transferee (other than a transferee that was a Member prior to the Transfer) shall deliver to the Company evidence of the authority of such person to become a Member and to be bound by all of the terms and conditions of this Agreement, and the transferee and transferor shall each execute and deliver such other instruments as the Directors reasonably deem necessary or appropriate to effect, and as a condition to, such Transfer.

9.9 Representations Regarding Transfers.

(a) Each Member hereby covenants and agrees with the Company for the benefit of the Company and all members, that

(i)	It is not currently making a market in Units and will not in the future make a market in Units,

(ii)
It will not Transfer its Units on an established securities market, a secondary market (or the substantial equivalent thereof) within the meaning of Code Section 7704(b) (and any Regulations, proposed Regulations, revenue rulings, or other of initial pronouncements of the Internal Revenue Service or Treasury Department that may be promulgated or published thereunder), and

(iii)
In the event such Regulations, revenue rulings, or other pronouncements treat any or all arrangements which facilitate the selling of Company interests and which are commonly referred to as “matching services” as being a secondary market or substantial equivalent thereof, it will not Transfer any Units through a matching service that is not approved in advance by the Company. Each Member further agrees that it will not Transfer any Units to any Person unless such Person agrees to be bound by this Section 9 and to Transfer such Units only to Persons who agree to be similarly bound.

(b) Each Member hereby represents and warrants to the Company and the Members that such Member's acquisition of Units hereunder is made as principal for such Member's own account and not for resale or distribution of such Units. Each Member further hereby agrees that the following legend, as the same may be amended by the Directors in their sole discretion, may be placed upon any counterpart of this Agreement, the Articles, or any other document or instrument evidencing ownership of units:

THE TRANSFERABILITY OF THE MEMBERSHIP UNITS REPRESENTED BY THIS CERTIFICATE IS RESTRICTED. SUCH UNITS MAY NOT BE SOLD, ASSIGNED, OR TRANSFERRED, NOR WILL ANY ASSIGNEE, VENDEE, TRANSFEREE OR ENDORSEE THEREOF BE RECOGNIZED AS HAVING ACQUIRED ANY SUCH UNITS FOR ANY PURPOSES, UNLESS AND TO THE EXTENT SUCH SALE, TRANSFER, HYPOTHECATION, OR ASSIGNMENT IS PERMITTED BY, AND IS COMPLETED IN STRICT ACCORDANCE WITH, THE TERMS AND CONDITIONS SET FORTH IN THE SECOND AMENDED AND RESTATED OPERATING AGREEMENT OF THE COMPANY AND AGREED TO BY EACH MEMBER.

THE UNITS REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR ANY STATE SECURITIES LAWS, EXCEPT THE STATE OF IOWA, AND MAY NOT BE SOLD, OFFERED FOR SALE, OR TRANSFERRED IN ABSENCE OF AN EFFECTIVE REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND UNDER APPLICABLE STATE SECURITIES LAWS, IN ADDITION, THE UNITS REPRESENTED BY THIS     CERTIFICATE MAY NOT BE TRANSFERRED

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WHILE THE COMPANY IS OFFERING SUCH UNITS FOR SALE AND FOR A PERIOD OF NINE MONTHS FROM THE DATE OF THE LAST SALE BY THE COMPANY     OF SUCH UNITS, TO ANY PERSONS RESIDENT OUTSIDE THE STATE OF IOWA.

9.10 Distribution and Allocations in Respect of Transferred Units.    If any Units are transferred during any Fiscal Year in compliance with the provisions of this Section 9, Profits, Losses, each item thereof, and all other items attributable to the Transferred Units for such Fiscal Year shall be divided and allocated between the transferor and the transferee by taking into account their varying interest during the Fiscal Year in accordance with Code Section 706(d), using any conventions permitted by law and selected by the Directors. All distributions on or before the date of such Transfer shall be made to the transferor, and all distributions thereafter shall be made to the transferee. Solely for purposes of making such allocations and distributions, the Company shall recognize such Transfer to be effective as of the first day of the month following the month in which all documents to effectuate the transfer have been executed and delivered to the Company, provided that, if the Company does not receive a notice stating the date such Units were transferred and such other information as the Directors may reasonably require within thirty (30) days after the end of the Fiscal Year during which the Transfer occurs, then all such items shall be allocated, and all distributions shall be made, to the Person who, according to the books and records of the Company, was the owner of the Units on the last day of such Fiscal Year. Neither the Company nor any Member shall incur any liability for making allocations and distributions in accordance with the provisions of this Section 9.10, whether or not the Directors or the Company has knowledge of any Transfer of ownership of any Units.

9.11 Additional Members.    Additional Members may be admitted from time to time upon the approval of the Directors. Any such additional Member shall pay such purchase price for his/her/its Membership Interest and shall be admitted in accordance with such terms and conditions, as the Directors shall approve. All Members acknowledge that the admission of additional Members may result in dilution of a Member's Membership Interest. Prior to the admission of any Person as a Member, such Person shall agree to be bound by the provisions of this Agreement and shall sign and deliver an Addendum to this Agreement in the form of Exhibit “C”, attached hereto. Upon execution of such Addendum such additional Members shall be deemed to be parties to this Agreement as if they had executed this Agreement on the original date hereof, and, along with the parties to this Agreement shall be bound by all the provisions hereof from and after the date of execution hereof. The Members hereby designate and appoint the Directors to accept such additional Members and to sign on their behalf any Addendum in the form of Exhibit “C”, attached hereto.

SECTION 10. DISSOLUTION AND WINDING UP

10.1 Dissolution.    The Company shall dissolve and shall commence winding up and liquidating upon the first to occur of any of the following (Each a “Dissolution Event”): (i) The affirmative vote of a seventy-five per cent (75%) super majority in interest of the Membership Voting Interests to dissolve, wind up, and liquidate the Company; or (ii) The entry of a decree of judicial dissolution pursuant to the Act. The Members hereby agree that, notwithstanding any provision of the Act, the Company shall not dissolve prior to the occurrence of a Dissolution Event.

10.2 Winding Up.    Upon the occurrence of a Dissolution Event, the Company shall continue solely for the purposes of winding up its affairs in an orderly manner, liquidating its assets, and satisfying the claims of its creditors and Members, and no Member shall take any action that is inconsistent with, or not necessary to or appropriate for, the winding up of the Company's business and affairs, PROVIDED that all covenants contained in this Agreement and obligations provided for in this Agreement shall continue to be fully binding upon the Members until such time as the Property has been distributed pursuant to this Section 10.2 and the Articles have been canceled pursuant to the Act. The Liquidator shall be responsible for overseeing the prompt and orderly winding up and dissolution of the Company. The Liquidator shall take full account of the Company's liabilities and Property and shall cause the Property or the proceeds from the sale thereof (as determined pursuant to Section 10.8 hereof), to the extent sufficient therefore, to be applied and distributed, to the maximum extent permitted by law, in the following order: (a) First, to creditors (including Members and Directors who are creditors, to the extent otherwise permitted by law) in satisfaction of all of the Company's Debts and other liabilities (whether by payment or the making of reasonable provision for payment thereof), other than liabilities for which reasonable provision for payment has been made; and (b) Second, except as provided in this Agreement, to Members in satisfaction of liabilities for distributions pursuant to the Act; (c) Third, the balance, if any, to the Unit Holders in accordance with the positive balance in their Capital Accounts calculated after making the required adjustment set forth in clause (t) of the definition of Gross Asset Value in Section 1.10 of this Agreement, after giving effect to all contributions, distributions and allocations for all periods.

10.3 Compliance with Certain Requirements of Regulations; Deficit Capital Accounts.    In the event the Company is “liquidated” within the meaning of Regulations Section 1.704-1(b)(2)(ii)(g), (a) distributions shall be made pursuant to this Section 10 to the Unit Holders who have positive Capital Accounts in compliance with Regulations Section 1.704-1(b)(2)(ii)(b)(2). If any Unit Holder has a deficit balance in his Capital Account (after giving effect to all contributions, distributions and allocations

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for all Fiscal Years, including the Fiscal Year during which such liquidation occurs), such Unit Holder shall have no obligation to make any contribution to the capital of the Company, with respect to such deficit, and such deficit shall not be considered a debt owed to the Company or to any other Person for any purpose whatsoever. In the discretion of the Liquidator, a pro rata portion of the distributions that would otherwise be made to the Unit Holders pursuant to this Section 10 may be: (a) Distributed to a trust established for the benefit of the Unit Holders for the purposes of liquidating Company assets, collecting amounts owed to the Company, and paying any contingent or unforseen liabilities or obligations of the Company. The assets of any such trust shall be distributed to the Unit Holders from time to time, in the reasonable discretion of the Liquidator, in the same proportions as the amount distributed to such trust by the Company would otherwise have been distributed to the Unit Holders pursuant to Section 10.2 hereof; or (b) Withheld to provide a reasonable reserve for Company liabilities (contingent or otherwise) and to reflect the unrealized portion of any installment obligations owed to the Company, provided that such withheld amounts shall be distributed to the Unit Holders as soon as practicable.

10.4 Deemed Distribution and Recontribution.    Notwithstanding any other provisions of this Section 10, in the event the Company is liquidated within the meaning of Regulations Section 1.704-1(b)(2)(ii)(g) but no Dissolution Event has occurred, the Property shall not be liquidated, the Company's Debts and other liabilities shall not be paid or discharged, and the Company's affairs shall not be wound up.

10.5 Rights of Unit Holders.    Except as otherwise provided in this Agreement, each Unit Holder shall look solely to the Property of the Company for the return of its Capital Contribution and has no right or power to demand or receive Property other than cash from the Company. If the assets of the Company remaining after payment or discharge of debts or liabilities of the Company are insufficient to return such Capital Contribution, the Unit Holders shall have no recourse against the Company or any other Unit Holder or Directors.

10.6 Allocations During Period of Liquidation.    During the period commencing on the first day of the Fiscal Year during which a Dissolution Event occurs and ending on the date on which all of the assets of the Company have been distributed to the Unit Holders pursuant to Section 10.2 hereof (the “Liquidation Period”), the Unit Holders shall continue to share Profits, Losses, gain, loss and other items of Company income, gain, loss or deduction in the manner provided in Section 3 hereof.

10.7 Character of Liquidating Distributions.    All payments made in liquidation of the interest of a Unit Holder in the Company shall be made in exchange for the interest of such Unit Holder in Property pursuant to Section 736(b)(1) of the Code, including the interest of such Unit Holder in Company goodwill.

10.8 The Liquidator.    The “Liquidator” shall mean a Person appointed by the Directors to oversee the liquidation of the Company. Upon the consent of a majority in interest of the Members, the Liquidator may be the Directors. The Company is authorized to pay a reasonable fee to the Liquidator for its services performed pursuant to this Section 10 and to reimburse the Liquidator for its reasonable costs and expenses incurred in performing those services. The Company shall indemnify, save harmless, and pay all judgments and claims against such Liquidator, or any officers, Directors, agents or employees of the Liquidator in connection with the liquidation of the Company, including reasonable attorneys' fees incurred by the Liquidator, or any officers, Director, agent or employee in connection with the defense of any action based on any such act or omission, which attorneys' fees may be paid as incurred, except to the extent such liability or damage is caused by the fraud, intentional misconduct, or a knowing violation of the laws by the Liquidator which was material to the cause of action.

10.9 Forms of Liquidating Distributions.    For purposes of making distributions required by Section 10.2 hereof, the Liquidator may determine whether to distribute all or any portion of the Property in-kind or to sell all or any portion of the Property and distribute the proceeds therefrom.

SECTION 11. MISCELLANEOUS

11.1 Notices.    Any notice, payment, demand, or communication required or permitted to be given by any provision of this Agreement shall be in writing and shall be deemed to have been delivered, given, and received for all purposes (i) if delivered personally to the Person or to an officer of the Person to whom the same is directed, or (ii) when the same is actually received, if sent by regular or certified mail, postage and charges prepaid, or by facsimile, if such facsimile is followed by a hard copy of the facsimile communication sent promptly thereafter by registered or certified mail, postage and charges prepaid, addressed as follows, or to such other address as such Person may from time to time specify by notice to the Members and the Directors: (a) If to the Company, to the address determined pursuant to Section 1.4 hereof; (b) If to the Directors, to the address set forth on record with the Company; (c) If to a Member, either to the address set forth in Section 2.1 hereof or to such other address as has been provided in writing to the Company.

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11.2 Binding Effect.    Except as otherwise provided in this Agreement, every covenant, term, and provision of this Agreement shall be binding upon and inure to the benefit of the Members and their respective successors, transferees, and assigns.

11.3 Construction.    Every covenant, term, and provision of this Agreement shall be construed simply according to its fair meaning and not strictly for or against any Member.

11.4 Headings.    Section and other headings contained in this Agreement are for reference purposes only and are not intended to describe, interpret, define, or limit the scope, extent, or intent of this Agreement or any provision hereof.

11.5 Severability.    Except as otherwise provided in the succeeding sentence, every provision of this Agreement is intended to be severable, and, if any term or provision of this Agreement is illegal or invalid for any reason whatsoever, such illegality or invalidity shall not affect the validity or legality of the remainder of this Agreement. The preceding sentence of this Section 11.5 shall be of no force or effect if the consequence of enforcing the remainder of this Agreement without such illegal or invalid term or provision would be to cause any Member to lose the material benefit of its economic bargain.

11.6 Incorporation By Reference.     Every exhibit, schedule, and other appendix attached to this Agreement and referred to herein is incorporated in this Agreement by reference unless this Agreement expressly otherwise provides.

11.7 Variation of Terms.    All terms and any variations thereof shall be deemed to refer to masculine, feminine, or neuter, singular or plural, as the identity of the Person or Persons may require.

11.8 Governing Law.    The laws of the State of Iowa shall govern the validity of this Agreement, the construction of its terms, and the interpretation of the rights and duties arising hereunder.

11.9 Waiver of Jury Trial.    Each of the Members irrevocably waives to the extent permitted by law, all rights to trial by jury in any action, proceeding or counterclaim arising out of or relating to this Agreement.

11.10 Counterpart Execution.    This Agreement may be executed in any number of counterparts with the same effect as if all of the Members had signed the same document. All counterparts shall be construed together and shall constitute one Agreement.

11.11 Specific Performance.    Each Member agrees with the other Members that the other Members would be irreparably damaged if any of the provisions of this Agreement are not performed in accordance with their specific terms and that monetary damages would not provide an adequate remedy in such event. Accordingly, it is agreed that, in addition to any other remedy to which the nonbreaching Members may be entitled, at law or in equity, the nonbreaching Members shall be entitled to injunctive relief to prevent breaches of the provisions of this Agreement and specifically to enforce the terms and provisions hereof in any action instituted in any court of the United States or any state thereof having subject matter jurisdiction thereof.

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IN WITNESS WHEREOF, the parties have executed and entered into this Second Amended and Restated Operating Agreement of the Company as of the date first set forth above.

COMPANY:	MEMBERS

IOWA RENEWABLE ENERGY, LLC	/s/ Michael J. Bohannan
Michael J. Bohannan
/s/ Michael J. Bohannan
By: Michael J. Bohannan	/s/ Mark A. Cobb
Its: Chairman	Mark A. Cobb

/s/ J. William Pim
J. William Pim

/s/ Dick Gallagher
Dick Gallagher

/s/ John Heisdorffer
John Heisdorffer

/s/ Edwin J. Hershberger
Edwin J. Hershberger

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Exhibit “A”

Members

Michael J. Bohannan, 2726 Trio Court, Washington, Iowa 52353	40 units

Mark A. Cobb, 208 W. Fountain Street, Brighton, Iowa 52540	40 units

Dick Gallagher, 2672 260th Street, Washington, Iowa 52353	40 Units

Jimmie W. Hanshaw, 111 W. 10th Street, Washington, Iowa 52353	40 Units

John Heisdorffer, 23336 320th Street, Keota, Iowa 52248	40 Units

Edwin J. Hershberger, 126 E. Avenue, PO Box 1203, Kalona, Iowa 52247	40 Units

J. William Pim, 750 S. 14th Ave., Washington, Iowa 52353	40 Units

Warren L. Bush, 101 Boyer St., Wall Lake, Iowa 51466-0159	140 Units

William J. Horan, 3220 24th Street, Rockwell City, Iowa 50579	140 Units

Denny Mauser, 1940 190th Street, Early, Iowa 50353	140 Units

Mark Muench, 611 E Avenue, Ogden, Iowa 50212	140 Units

Tom Schroeder, 503 W. 7th Street, Wall Lake, Iowa 5146	140 Units

24

Exhibit “B”

Initial Directors

Michael J. Bohannan, 2726 Trio Court, Washington, Iowa 52353

Mark A. Cobb, 208 W. Fountain Street, Brighton, Iowa 52540

Dick Gallagher, 2672 260th Street, Washington, Iowa 52353

Jimmie W. Hanshaw, 111 W. 10th Street, Washington, Iowa 52353

John Heisdorffer, 23336 320th Street, Keota, Iowa 52248

Edwin J. Hershberger, 126 E. Avenue, PO Box 1203, Kalona, Iowa 52247

J. William Pim, 750 S. 14th Ave., Washington, Iowa 52353

Warren L. Bush, 101 Boyer St., Wall Lake, Iowa 51466-0159

William J. Horan, 3220 24th Street, Rockwell City, Iowa 50579

Denny Mauser, 1940 190th Street, Early, Iowa 5035

Mark Muench, 611 E Avenue, Ogden, Iowa 50212

Tom Schroeder, 503 W. 7th Street, Wall Lake, Iowa 51466

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Exhibit “C”

MEMBER SIGNATURE PAGE

ADDENDA
TO THE
IOWA RENEWABLE ENERGY, SECOND AMENDED AND RESTATED OPERATING AGREEMENT

The undersigned does hereby represent and warrant that the undersigned, as a condition to becoming a Member in Iowa Renewable Energy, LLC, has received a copy of the Second Amended and Restated Operating Agreement of Iowa Renewable Energy, LLC (“Operating Agreement”), and, if applicable, all amendments and modifications thereto, and does hereby agree that the undersigned, long with the other parties to the Second Amended and Restated Operating Agreement, shall be subject to and comply with all terms and conditions of said Second Amended and Restated Operating Agreement in all respects as if the undersigned had executed said Second Amended and Restated Operating Agreement on the original date thereof and that the undersigned is and shall be bound by all of the provisions of said Agreement from and after the date of execution hereof.

Individuals:	Entities:

Name of Individual Subscriber (Please print)	Name of Entity (Please print)

Signature of Individual	Print Name and Title of Officer

Name of Joint Individual Subscriber (Please print)	Signature of Officer

Signature of Joint Individual Subscriber

Agreed and accepted on behalf of the Company and its Members:

IOWA RENEWABLE ENERGY, LLC

By:

Its:

26

APPENDIX B
PROPOSED THIRD AMENDED AND RESTATED OPERATING AGREEMENT

IOWA RENEWABLE ENERGY, LLC
THIRD AMENDED AND RESTATED OPERATING AGREEMENT

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5.9 Action Without a Meeting	12
5.10 Quorum; Manner of Acting	13
5.11 Voting; Potential Financial Interest	13
5.12 Duties and Obligations of Directors	13
5.13 Chairman and Vice Chairman	13
5.14 President and Chief Executive Officer	13
5.15 Chief Financial Officer	13
5.16 Secretary; Assistant Secretary	13
5.17 Vice President	13
5.18 Delegation	13
5.19 Execution of Instruments	13
5.20 Limitation of liability; Indemnification of Directors	14
5.21 Compensation; Expenses of Directors	14
5.22 Loans	14

SECTION 6. ROLE OF MEMBERS	14
6.1 Classification of Membership Units	14
6.2 Members	15
6.3 Additional Members	15
6.4 Rights or Powers	15
6.5 Voting Rights of Members	15
6.6 Member Meetings	15
6.7 [Reserved]	15
6.8 Notice of Meetings; Waiver	15
6.9 Quorum and Proxies	15
6.10 Voting; Action by Members	15
6.11 Record Date	15
6.12 Termination of Membership	16
6.13 Continuation of the Company	16
6.14 No Obligation to Purchase Membership Interest	16
6.15 Waiver of Dissenters' Rights	16
6.16 Limitation on Ownership	16

SECTION 7. ACCOUNTING, BOOKS AND RECORDS	16
7.1 Accounting, Books and Records	16
7.2 Delivery to Members and Inspection	16
7.3 Reports	16
7.4 Tax Matters	17

SECTION 8. AMENDMENTS	17
8.1 Amendments	17

SECTION 9. TRANSFERS	17
9.1 Restrictions on Transfers	17
9.2 Permitted Transfers	17
9.3 Conditions Precedent to Transfers	18

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9.4 Prohibited Transfers	19
9.5 No Dissolution or Termination	19
9.6 Prohibition of Assignment	19
9.7 Rights of Unadmitted Assignees	19
9.8 Admission of Substituted Members	19
9.9 Representations Regarding Transfers	20
9.10 Distribution and Allocations in Respect of Transferred Units	20
9.11 Pledges	20

SECTION 10. DISSOLUTION AND WINDING UP	21
10.1 Dissolution	21
10.2 Winding Up	21
10.3 Compliance with Certain Requirements of Regulations; Deficit Capital Accounts	21
10.4 Deemed Distribution and Recontribution	21
10.5 Rights of Unit Holders	21
10.6 Allocations During Period of Liquidation	21
10.7 Character of Liquidating Distributions	22
10.8 The Liquidator	22
10.9 Forms of Liquidating Distributions	22

SECTION 11. MISCELLANEOUS	22
11.1 Notices	22
11.2 Binding Effect	22
11.3 Construction	22
11.4 Headings	22
11.5 Severability	22
11.6 Incorporation By Reference	22
11.7 Variation of Terms	22
11.8 Governing Law	22
11.9 Waiver of Jury Trial	22
11.10 Counterpart Execution	22
11.11 Specific Performance	23

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THIRD AMENDED AND RESTATED OPERATING AGREEMENT
OF
IOWA RENEWABLE ENERGY, LLC

THIS OPERATING AGREEMENT (the “Agreement”) is entered into and shall be effective as of the ____th day of ______ 2012, by and among Iowa Renewable Energy, LLC, an Iowa limited liability company (the “Company”), each of the Persons who are identified as Members in the Membership Register maintained at the principal office of the Company, and any other Persons as may from time-to-time be subsequently admitted as a Member of the Company in accordance with the terms of this Agreement. Capitalized terms not otherwise defined herein shall have the meaning set forth in Section 1.10.

WHEREAS, the Company's organizers caused to be filed with the State of Iowa, Articles of Organization dated April 14, 2005, pursuant to the Iowa Limited Liability Company Act; and

WHEREAS, the Members adopted a Second Amended and Restated Operating Agreement on March 27, 2010 to set forth their respective rights, duties and responsibilities with respect to the Company and its business and affairs; and

WHEREAS, the Members desire to adopt this Third Amended and Restated Operating Agreement, to set forth their respective rights, duties, and responsibilities with respect to the Company and its business and affairs.

NOW, THEREFORE, in consideration of the covenants and agreements contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

SECTION 1. THE COMPANY

1.1    Formation. The initial Members formed the Company as an Iowa limited liability company by filing Articles of Organization with the Iowa Secretary of State on April 14, 2005. To the extent that the rights or obligations of any Member are different by reason of any provision of this Agreement than they would be in the absence of such provision, this Agreement shall, to the extent permitted by the Act, control.

1.2    Name. The name of the Company shall be “Iowa Renewable Energy, LLC” and all business of the Company shall be conducted in such name.

1.3    Purpose; Powers. The nature of the business and purposes of the Company are: (i) to own, construct, operate, lease, finance, contract with, and/or invest in biodiesel production and co-product production facilities as permitted under the applicable laws of the State of Iowa; (ii) to engage in the processing of feedstock into biodiesel and any and all related co-products, and the marketing of all products and co-products from such processing; and (iii) to engage in any other business and investment activity in which an Iowa limited liability company may lawfully be engaged, as determined by the Directors. The Company has the power to do any and all acts necessary, appropriate, proper, advisable, incidental or convenient to or in furtherance of the purpose of the Company as set forth in Section 1.3 and has, without limitation, any and all powers that may be exercised on behalf of the Company by the Directors pursuant to Section 5 hereof.

1.4    Principal Place of Business. The Company shall continuously maintain an office in Iowa. The principal office of the Company shall be at 1701 East 7th Street, Washington, Iowa 52353, or elsewhere in the State of Iowa as the Directors may determine. Any documents required by the Act to be kept by the Company shall be maintained at the Company's principal office.

1.5    Term. The term of the Company commenced on the date the Articles of Organization (the “Articles”) of the Company were filed with the office of the Iowa Secretary of State, and shall continue until the winding up and liquidation of the Company and its business is completed following a Dissolution Event as provided in Section 10 hereof.

1.6    Agent For Service of Process. The name and address of the agent for service of process on the Company in the State of Iowa shall be Ronald Lutovsky, Jr., or any successor appointed by the Directors.

1.7    Title to Property. All Property owned by the Company shall be owned by the Company as an entity and no Member shall have any ownership interest in such Property (as hereinafter defined) in the Member's individual name. Each Member's interest in the Company shall be personal property for all purposes. At all times after the Effective Date, the Company shall hold title to all of its Property in the name of the Company and not in the name of any Member.

1.8    Payment of Individual Obligations. The Company's credit and assets shall be used solely for the benefit of the Company, and no asset of the Company shall be Transferred or encumbered for, or in payment of, any individual obligation of any Member.

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1.9    Independent Activities; Transactions with Affiliates. The Directors shall be required to devote such time to the affairs of the Company as may be necessary to manage and operate the Company, and shall be free to serve any other Person in any capacity that the Director may deem appropriate in such Director's discretion. Neither this Agreement nor any activity undertaken pursuant hereto shall (i) prevent any Member or Director or its Affiliates, acting on its own behalf, from engaging in whatever activities it chooses, whether the same are competitive with the Company or otherwise, and any such activities may be undertaken without having or incurring any obligation to offer any interest in such activities to the Company or any Member; or (ii) require any Member or Director to permit the Company or Director or Member or its Affiliates to participate in any such activities, and as a material part of the consideration for the execution of this Agreement by each Member, each Member hereby waives, relinquishes, and renounces any such right or claim of participation. To the extent permitted by applicable law and subject to the provisions of this Agreement, the Directors are hereby authorized to cause the Company to purchase Property from, sell Property to or otherwise deal with any Member (including any Member who is also a Director), acting on its own behalf, or any Affiliate of any Member; provided that any such purchase, sale or other transaction shall be made on terms and conditions which are no less favorable to the Company than if the sale, purchase or other transaction had been made with an independent third party.

1.10    Definitions. Capitalized words and phrases used in this Agreement have the following meanings:

(a)“Act” means the Iowa Revised Uniform Limited Liability Company Act, as amended from time to time (or any corresponding provision or provisions of any succeeding law).

(b)“Adjusted Capital Account Deficit” means, with respect to any Unit Holder, the deficit balance, if any, in such Unit Holder's Capital Account as of the end of the relevant Fiscal Year, after giving effect to the following adjustments: (i) Credit to such Capital Account any amounts which such Unit Holder is deemed to be obligated to restore pursuant to the next to the last sentences in Sections 1.704-2(g)(1) and 1.704-2(i)(5) of the Regulations; and (ii) Debit to such Capital Account the items described in Sections 1.704-1(b)(2)(ii)(d)(4), 1.704-1(b)(2)(ii)(d)(5) and 1.704-1(b)(2)(ii)(d)(6) of the Regulations. The foregoing definition is intended to comply with the provisions of Section 1.704-1(b)(2)(ii)(d) of the Regulations and shall be interpreted consistently therewith.

(c)“Affiliate” means, with respect to any Person: (i) any Person directly or indirectly controlling, controlled by or under common control with such Person; (ii) any officer, director, general partner, member or trustee and of such person; (iii) any person who is an officer, director, general partner, member or trustee of any Person described in clauses (i) or (ii) of this sentence. For purposes of this definition, the terms “controlling”, “controlled by” or “under common control with” shall mean the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of a Person or entity, whether through the ownership of voting securities, by contract or otherwise, or the power to elect at least 50% of the directors, members, or persons exercising similar authority with respect to such person or entities.

(d)“Agreement” means this Third Amended and Restated Operating Agreement of Iowa Renewable Energy, LLC, as amended from time to time.

(e)“Articles” means the Articles of Organization of the Company filed with the Iowa Secretary of State, as the same may be amended from time to time.

(f)“Assignee” means a transferee of Units who is not admitted as a substituted member pursuant to Section 9.8.

(g)“Capital Account” means the separate capital account maintained for each Unit Holder in accordance with Section 2.3.

(h)“Capital Contributions” means, with respect to any Member, the amount of money and the initial Gross Asset Value of any assets or property (other than money) contributed by the Member (or such Member's predecessor in interest) to the Company (net of liabilities secured by such contributed property that the Company is considered to assume or take subject to Code Section 752) with respect to the Units in the Company held or purchased by such Member, including additional Capital Contributions.

(i)“Class A Member” means any Person (i) who has become a Member under this Agreement, and (ii) is the owner of one or more Class A Units. “Class A Members” means all such Persons.
(j)“Class A Unit” means a Unit that has been classified into a Class A Unit.

(k)“Class A Unit Holder(s)” means the owner(s) of one or more Class A Units.

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(l)“Class B Member” means any Person (i) who has become a Member under this Agreement, and (ii) who is the owner of one or more Class B Units. “Class B Members” means all such Persons.

(m)“Class B Unit” means a Unit that has been classified into a Class B Unit.

(n)“Class B Unit Holder(s)” means the owner(s) of one or more Class B Units.

(o)“Classification” refers to the division of the Units into different classes such that the Company has fewer than three hundred (300) Class A Unit Holders of record, resulting in a suspension of the Company's reporting obligations as a public company upon making the appropriate filings with the SEC.

(p)“Classification Date” means 5:00 p.m. on ______, 2012.

(q)“Code” means the United States Internal Revenue Code of 1986, as amended from time to time.

(r)“Company” means Iowa Renewable Energy, LLC, an Iowa limited liability company.

(s)“Company Minimum Gain” has the meaning given the term “partnership minimum gain” in Sections 1.704-2(b)(2) and 1.704-2(d) of the Regulations.

(t)“Debt” means (i) any indebtedness for borrowed money or the deferred purchase price of property as evidenced by a note, bonds or other instruments; (ii) obligations as lessee under capital leases; (iii) obligations secured by any mortgage, pledge, security interest, encumbrance, lien or charge of any kind existing on any asset owned or held by the Company whether or not the Company has assumed or become liable for the obligations secured thereby; (iv) any obligation under any interest rate swap agreement; (v) accounts payable; and (vi) obligations under direct or indirect guarantees of (including obligations (contingent or otherwise) to insure a creditor against loss in respect of) indebtedness or obligations of the kinds referred to in clauses (i), (ii), (iii) (iv) and (v), above provided that Debt shall not include obligations in respect of any accounts payable that are incurred in the ordinary course of the Company's business and are not delinquent or are being contested in good faith by appropriate proceedings.

(u)“Depreciation” means, for each Fiscal Year, an amount equal to the depreciation, amortization, or other cost recovery deduction allowable with respect to an asset for such Fiscal Year, except that if the Gross Asset Value of an asset differs from its adjusted basis for federal income tax purposes at the beginning of such Fiscal Year, Depreciation shall be an amount which bears the same ratio to such beginning Gross Asset Value as the federal income tax depreciation, amortization, or other cost recovery deduction for such Fiscal Year bears to such beginning adjusted tax basis; provided, however, that if the adjusted basis for federal income tax purposes of an asset at the beginning of such Fiscal Year is zero, Depreciation shall be determined with reference to such beginning Gross Asset Value using any reasonable method selected by the Directors.

(v)“Director” means any Person who (i) is identified as such on Exhibit “A” of this Agreement or has become a Director pursuant to the terms of this Agreement, and (ii) has not ceased to be a Director pursuant to the terms of this Agreement. “Directors” means all such Persons. For purposes of the Act, the Directors shall be deemed to be the “managers” (as such term is defined and used in the Act) of the Company.

(w)“Dissolution Event” shall have the meaning set forth in Section 10.1 hereof.

(x)“Effective Date” means _____, 2012.

(y)“Facilities” shall mean the biodiesel production and co-product production facilities in Iowa or such other location as may be determined by the Directors to be constructed and operated by the Company pursuant to the Company's business plan.

(z)“Fiscal Year” means (i) any twelve-month period commencing on January 1 and ending on December 31 and (ii) the period commencing on the immediately preceding January 1 and ending on the date on which all Property is distributed to the Unit Holders pursuant to Section 10 hereof, or, if the context requires, any portion of a Fiscal Year for which an allocation of Profits or Losses or a distribution is to be made.

(aa)“GAAP” means generally accepted accounting principles in effect in the United States of America from time to time.

(bb)    “Gross Asset Value” means with respect to any asset, the asset's adjusted basis for federal income tax purposes, except as follows: (i) The initial Gross Asset Value of any asset contributed by a Unit Holder to the Company shall be the gross

3

fair market value of such asset, as determined by the Directors; (ii) The Gross Asset Values of all Company assets shall be adjusted to equal their respective gross fair market values (taking Code Section 7701(g) into account), as determined by the Directors as of the following times: (A) the acquisition of an additional interest in the Company by any new or existing Unit Holder in exchange for more than a de minimis Capital Contribution; (B) the distribution by the Company to a Unit Holder of more than a de minimis amount of Company property as consideration for an interest in the Company; and (C) the liquidation of the Company within the meaning of Regulations Section 1.704-1(b)(2)(ii)(g), provided that an adjustment described in clauses (A) and (B) of this paragraph shall be made only if the Directors reasonably determine that such adjustment is necessary to reflect the economic interests of the Unit Holders in the Company; (iii) the Gross Asset Value of any item of Company assets distributed to any Unit Holders shall be adjusted to equal the gross fair market value (taking Code Section 7701(g) into account) of such asset on the date of distribution as determined by the Directors; and (iv) the Gross Asset Values of Company assets shall be increased (or decreased) to reflect any adjustments to the adjusted basis of such assets pursuant to Code Section 734(b) or Code Section 743(b), but only to the extent that such adjustments are taken into account in determining Capital Accounts pursuant to Regulations Section 1.704-1(b)(2)(iv)(m) and subparagraph (vi) of the definition of “Profits” and “Losses”; provided, however, that Gross Asset Values shall not be adjusted pursuant to this subparagraph (iv) to the extent that an adjustment pursuant to subparagraph (ii) is required in connection with a transaction that would otherwise result in an adjustment pursuant to this subparagraph (iv). If the Gross Asset Value of an asset has been determined or adjusted pursuant to subparagraph (ii) or (iv), such Gross Asset Value shall thereafter be adjusted by the Depreciation taken into account with respect to such asset, for purposes of computing Profits and Losses.

(cc)    “Issuance Items” has the meaning set forth in Section 3.3(h) hereof.

(dd)    “Liquidation Period” has the meaning set forth in Section 10.6 hereof.

(ee)    “Liquidator” has the meaning set forth in Section 10.8 hereof.

(ff)    “Losses” has the meaning set forth in the definition of “Profits” and “Losses.”

(gg)    “Member” means any Person who has (i) become a Member under this Agreement, and (ii) who is the owner of one or more Class A Units or Class B Units.

(hh)    “Members” means all Persons who have (i) become a Member under this Agreement, and (ii) who is the owner of one or more Class A Units or Class B Units.

(ii)    “Membership Economic Interest” means collectively, a Member's share of “Profits” and “Losses”, the right to receive distributions of the Company's assets, and the right to information concerning the business and affairs of the Company provided by the Act. The Membership Economic Interest of a Member is quantified by the Unit of measurement referred to herein as “Units.”

(jj)    “Membership Interest” means collectively, the Membership Economic Interest and Membership Voting Interest.

(kk)    “Membership Register” means the membership register maintained by the Company at its principal office or by a duly appointed agent of the Company setting forth the name, address, the number and class of Units, and Capital Contributions of each Member of the Company, which shall be modified from time to time as additional Units are issued and as Units are transferred pursuant to this Agreement.

(ll)    “Membership Voting Interest” means collectively, a Member's right to vote as set forth in this Agreement or required by the Act and as otherwise restricted by Section 6.5 of the Agreement regarding the voting rights of the Class A Members and Class B Members.

(mm)    “Net Cash Flow” means the gross cash proceeds of the Company less the portion thereof used to pay or establish reserves for all Company expenses, debt payments, capital improvements, replacements, and contingencies, all as reasonably determined by the Directors. “Net Cash Flow” shall not be reduced by depreciation, amortization, cost recovery deductions, or similar allowances, but shall be increased by any reductions of reserves previously established.

(nn)    “Nonrecourse Deductions” has the meaning set forth in Section 1.704-2(b)(1) of the Regulations.

(oo)    “Nonrecourse Liability” has the meaning set forth in Section 1.704-2(b)(3) of the Regulations.

(pp)    “Officer” or “Officers” has the meaning set forth in Section 5.18 hereof.

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(qq)    “Permitted Transfer” has the meaning set forth in Section 9.2 hereof.

(rr)    “Person” means any individual, partnership (whether general or limited), joint venture, limited liability company, corporation, trust, estate, association, nominee or other entity.

(ss)    “Profits” and “Losses” mean, for each Fiscal Year, an amount equal to the Company's taxable income or loss for such Fiscal Year, determined in accordance with Code Section 703(a) (for this purpose, all items of income, gain, loss, or deduction required to be stated separately pursuant to Code Section 703(a)(1) shall be included in taxable income or loss), with the following adjustments (without duplication): (i) Any income of the Company that is exempt from federal income tax and not otherwise taken into account in computing Profits or Losses pursuant to this definition of “Profits” and “Losses” shall be added to such taxable income or loss; (ii) Any expenditures of the Company described in Code Section 705(a)(2)(b) or treated as Code Section 705(a)(2)(b) expenditures pursuant to Regulations Section 1.704-1(b)(2)(iv)(i), and not otherwise taken into account in computing Profits or Losses pursuant to this definition of “Profits” and “Losses” shall be subtracted from such taxable income or loss; (iii) In the event the Gross Asset Value of any Company asset is adjusted pursuant to subparagraphs (ii) or (iii) of the definition of Gross Asset Value, the amount of such adjustment shall be treated as an item of gain (if the adjustment increases the Gross Asset Value of the asset) or an item of loss (if the adjustment decreases the Gross Asset Value of the asset) from the disposition of such asset and shall be taken into account for purposes of computing Profits or Losses; (iv) Gain or loss resulting from any disposition of Property with respect to which gain or loss is recognized for federal income tax purposes shall be computed by reference to the Gross Asset Value of the Property disposed of, notwithstanding that the adjusted tax basis of such Property differs from its Gross Asset Value; (v) In lieu of the depreciation, amortization, and other cost recovery deductions taken into account in computing such taxable income or loss, there shall be taken into account Depreciation for such Fiscal Year, computed in accordance with the definition of Depreciation; (vi) To the extent an adjustment to the adjusted tax basis of any Company asset pursuant to Code Section 734(b) is required, pursuant to Regulations Section 1.704-(b)(2)(iv)(m)(4), to be taken into account in determining Capital Accounts as a result of a distribution other than in liquidation of a Unit Holder's interest in the Company, the amount of such adjustment shall be treated as an item of gain (if the adjustment increases the basis of the asset) or loss (if the adjustment decreases such basis) from the disposition of such asset and shall be taken into account for purposes of computing Profits and Losses; and (vii) Notwithstanding any other provision of this definition, any items which are specifically allocated pursuant to Section 3.3 and Section 3.4 hereof shall not be taken into account in computing Profits or Losses. The amounts of the items of Company income, gain, loss or deduction available to be specially allocated pursuant to Section 3.3 and Section 3.4 hereof shall be determined by applying rules analogous to those set forth in subparagraphs (i) through (vi) above.

(tt)    “Property” means all real and personal property acquired by the Company, including cash, and any improvements thereto, and shall include both tangible and intangible property.

(uu)    “Regulations” means the Income Tax Regulations, including Temporary Regulations, promulgated under the Code, as such regulations are amended from time to time.

(vv)    “Regulatory Allocations” has the meaning set forth in Section 3.4 hereof.

(ww)    “Related Party” means the adopted or birth relatives of any Person and such Person's spouse (whether by marriage or common law), if any, including without limitation great-grandparents, grandparents, parents, children (including stepchildren and adopted children), grandchildren, and great-grandchildren thereof, and such Person's (and such Person's spouse's) brothers, sisters, and cousins and their respective lineal ancestors and descendants, and any other ancestors and/or descendants, and any spouse of any of the foregoing, each trust created for the exclusive benefit of one or more of the foregoing, and the successors, assigns, heirs, executors, personal representatives and estates of any of the foregoing.

(xx)    “SEC” means the Securities and Exchange Commission.

(yy)    “Securities Act” means the Securities Act of 1933, as amended.

(zz)    “Subsidiary” means any corporation, partnership, joint venture, limited liability company, association or other entity in which such Person owns, directly or indirectly, fifty percent (50%) or more of the outstanding equity securities or interests, the holders of which are generally entitled to vote for the election of the board of directors or other governing body of such entity.

(aaa)    “Tax Matters Member” has the meaning set forth in Section 7.4 hereof.

(bbb)    “Transfer” means, as a noun, any voluntary or involuntary transfer, sale, pledge or hypothecation or other disposition and, as a verb, voluntarily or involuntarily to transfer, give, sell, exchange, assign, pledge, bequest or hypothecate or otherwise dispose of.

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(ccc)    “Unit” means an ownership interest in the Company representing a Capital Contribution made as provided in Section 2 in consideration of the Units, including any and all benefits to which the holder of such Units may be entitled as provided in this Agreement, together with all obligations of such Person to comply with the terms and provisions of this Agreement. “Unit” refers to any Class A Unit or Class B Unit when no distinction is required by the context in which the term is used herein.

(ddd)    “Unit Holder” means the owner of one or more Class A Unit(s) or Class B Unit(s) when no distinction is required by the context in which the term is used herein.

(eee)    “Unit Holders” means all of the Class A Unit Holders and Class B Unit Holders when no distinction is required by the context in which the term is used herein.

(fff)    “Unit Holder Nonrecourse Debt” has the same meaning as the term “partner nonrecourse debt” in Section 1.704-2(b)(4) of the Regulations.

(ggg)    “Unit Holder Nonrecourse Debt Minimum Gain” means an amount, with respect to each Unit Holder Nonrecourse Debt, equal to the Company Minimum Gain that would result if such Unit Holder Nonrecourse Debt were treated as a Nonrecourse Liability, determined in accordance with Section 1.704-2(i)(3) of the Regulations.

(hhh)    “Unit Holder Nonrecourse Deductions” has the same meaning as the term “partner nonrecourse deductions” in Sections 1.704-2(i)(1) and 1.704-2(i)(2) of the Regulations.

SECTION 2. CAPITAL CONTRIBUTIONS; CAPITAL ACCOUNTS

2.1 Membership Register. The name, address, class and number of Units quantifying the Membership Interest of each Member shall be set out in the Membership Register. The Directors shall cause the Membership Register, incorporated herein by this reference, to be appropriately amended to reflect changes from time to time, and such amendments shall not be considered amendments to this Agreement for purposes of Section 8.1.

2.2 Additional Capital Contributions; Additional Units. No Unit Holder shall be obligated to make any additional Capital Contributions to the Company or to pay any assessment to the Company, other than any unpaid amounts on such Unit Holder's original Capital Contributions, and no Units shall be subject to any calls, requests or demands for capital. Additional Units may be issued by the Company in consideration of Capital Contributions as agreed to between the Directors and the Person acquiring the additional Units. The class of Units to be issued shall be as agreed to between the Directors and the Person acquiring the additional Units. Each Person to whom additional Units are issued shall be admitted as a Member in accordance with this Agreement. Upon such Capital Contributions, the Directors shall cause the Membership Register to be appropriately amended.

2.3 Capital Accounts. A Capital Account shall be maintained for each Unit Holder in accordance with the following provisions:

(a) To each Unit Holder's Capital Account there shall be credited (i) such Unit Holder's Capital Contributions; (ii) such Unit Holder's distributive share of Profits and any items in the nature of income or gain which are specially allocated pursuant to Section 3.3 and Section 3.4; and (iii) the amount of any company liabilities assumed by such Unit Holder or which are secured by any Property distributed to such Unit Holder;

(b) To each Unit Holder's Capital Account there shall be debited (i) the amount of money and the Gross Asset Value of any Property distributed to such Unit Holder pursuant to any provision of this Agreement; (ii) such Unit Holder's distributive share of Losses and any items in the nature of expenses or losses which are specially allocated pursuant to Section 3.3 and 3.4 hereof; and (iii) the amount of any liabilities of such Unit Holder assumed by the Company or which are secured by any Property contributed by such Unit Holder to the Company;

(c) In the event Units are Transferred in accordance with the terms of this Agreement, the transferee shall succeed to the Capital Account of the transferor to the extent it relates to the Transferred Units; and

(d) In determining the amount of any liability for purposes of subparagraphs (a) and (b) above there shall be taken into account Code Section 752(c) and any other applicable provisions of the Code and Regulations.

The foregoing provisions and other provisions of this Agreement relating to the maintenance of Capital Accounts are intended to comply with Regulations Section 1.704-1(b), and shall be interpreted and applied in a manner consistent with such Regulations. In the event the Directors shall determine that it is prudent to modify the manner in which the Capital Accounts, or any debits or

6

credits thereto, (including, without limitation, debits or credits relating to liabilities which are secured by contributed or distributed property or which are assumed by the Company or any Unit Holders), are computed in order to comply with such Regulations, the Directors may make such modification, provided that it is not likely to have a material effect on the amounts distributed to any Person pursuant to Section 10 hereof upon the dissolution of the Company. The Directors shall also (i) make any adjustments that are necessary or appropriate to maintain equality between the Capital Accounts of the Unit Holders and the amount of capital reflected on the Company's balance sheet, as computed for book purposes, in accordance with Regulations Section 1.704-1(b)(2)(iv)(q), and (ii) make any appropriate modifications in the event unanticipated events might otherwise cause this Agreement not to comply with Regulations Section 1.704-1(b).

SECTION 3. ALLOCATIONS

3.1 Profits. After giving effect to the special allocations in Section 3.3 and Section 3.4 hereof, Profits for any Fiscal Year shall be allocated among the Unit Holders in proportion to Units held, regardless of class.

3.2 Losses. After giving effect to the special allocations in Section 3.3 and Section 3.4 hereof, Losses for any Fiscal Year shall be allocated among the Unit Holders in proportion to Units held, regardless of class.

3.3 Special Allocations The following special allocations shall be made in the following order:

(a) Minimum Gain Chargeback. Except as otherwise provided in Section 1.704-2(f) of the Regulations, notwithstanding any other provision of this Section 3, if there is a net decrease in Company Minimum Gain during any Fiscal Year, each Unit Holder shall be specially allocated items of Company income and gain for such Fiscal Year (and, if necessary, subsequent Fiscal Years) in an amount equal to such Unit Holder's share of the net decrease in Company Minimum Gain, determined in accordance with Regulations Section 1.704-2(g). Allocations pursuant to the previous sentence shall be made in proportion to the respective amounts required to be allocated to each Unit Holder pursuant thereto. The items to be so allocated shall be determined in accordance with Sections 1.704-2(f)(6) and 1.704-2(j)(2) of the Regulations. This Section 3.3(a) is intended to comply with the minimum gain chargeback requirement in Section 1.704-(f) of the Regulations and shall be interpreted consistently therewith.

(b) Unit Holder Minimum Gain Chargeback. Except as otherwise provided in Section 1.704-2(i)(4) of the Regulations, notwithstanding any other provision of this Section 3, if there is a net decrease in Unit Holder Nonrecourse Debt Minimum Gain attributable to a Unit Holder Nonrecourse Debt during any Fiscal Year, each Unit Holder who has a share of the Unit Holder Nonrecourse Debt Minimum Gain attributable to such Unit Holder Nonrecourse Debt, determined in accordance with Section 1.704-2(i)(5) of the Regulations, shall be specially allocated items of Company income and gain for such Fiscal Year (and, if necessary, subsequent Fiscal Years) in an amount equal to such Unit Holder's share of the net decrease in Unit Holder Nonrecourse Debt Minimum Gain, determined in accordance with Regulations Section 1.704-2(i)(4). Allocations pursuant to the previous sentence shall be made in proportion to the respective amounts required to be allocated to each Unit Holder pursuant thereto. The items to be so allocated shall be determined in accordance with Sections 1.704-2(i)(4) and 1.704-2(j)(2) of the Regulations. This Section 3.3(b) is intended to comply with the minimum gain chargeback requirement in Section 1.704-2(i)(4) of the Regulations and shall be interpreted consistently therewith.

(c) Qualified Income Offset. In the event any Member unexpectedly receives any adjustments, allocations or distributions described in Sections 1.704-1(b)(2)(ii)(d)(4), 1.704-1(b)(2)(ii)(d)(5), or 1.704-1(b)(2)(ii)(d)(6) of the Regulations, items of Company income and gain shall be specially allocated to such Member in an amount and manner sufficient to eliminate, to the extent required by the Regulations, the Adjusted Capital Account Deficit as soon as practicable, provided that an allocation pursuant to this Section 3.3(c) shall be made only if and to the extent that the Member would have an Adjusted Capital Account Deficit after all other allocations provided in this Section 3 have been tentatively made as if this Section 3.3(c) were not in the Agreement.

(d) Gross Income Allocation. In the event any Member has a deficit Capital Account at the end of any Fiscal Year which is in excess of the sum of (i) the amount such Member is obligated to restore pursuant to any provision of this Agreement; and (ii) the amount such Member is deemed to be obligated to restore pursuant to the penultimate sentences of Sections 1.704-2(g)(1) and 1.704-2(i)(5) of the Regulations, each such Member shall be specially allocated items of Company income and gain in the amount of such excess as quickly as possible, provided that an allocation pursuant to this Section 3.3(d) shall be made only if and to the extent that such Member would have a deficit Capital Account in excess of such sum after all other allocations provided for in this Section 3 have been made as if Section 3.3(c) and this Section 3.3(d) were not in this Agreement.

(e) Nonrecourse Deductions. Nonrecourse Deductions for any Fiscal Year or other period shall be specially allocated among the Unit Holders in proportion to the Units held.

(f) Unit Holder Nonrecourse Deductions. Any Unit Holder Nonrecourse Deductions for any Fiscal Year shall be

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specially allocated to the Unit Holder who bears the economic risk of loss with respect to the Unit Holder Nonrecourse Debt to which such Unit Holder Nonrecourse Deductions are attributable in accordance with Regulations Section 1.704-2(i)(1).

(g) Section 754 Adjustments. To the extent an adjustment to the adjusted tax basis of any Company asset, pursuant to Code Section 734(b) or Code Section 743(b) is required, pursuant to Regulations Section 1.704-1(b)(2)(iv)(m)(2) or 1.704-1(b)(2)(iv)(m)(4), to be taken into account in determining Capital Accounts as a result of a distribution to a Unit Holder in complete liquidation of such Unit Holder's interest in the Company, the amount of such adjustment to Capital Accounts shall be treated as an item of gain (if the adjustment increases the basis of the asset) or loss (if the adjustment decreases such basis) and such gain or loss shall be specially allocated to the Unit Holders in accordance with their interests in the Company in the event Regulations Section 1.704-1(b)(2)(iv)(m)(2) applies, or to the Unit Holder to whom such distribution was made in the event Regulations Section 1.704-1(b)(2)(iv)(m)(4) applies.

(h) Allocations Relating to Taxable Issuance of Company Units. Any income, gain, loss or deduction realized as a direct or indirect result of the issuance of Units by the Company to a Unit Holder (the “Issuance Items”) shall be allocated among the Unit Holders so that, to the extent possible, the net amount of such Issuance Items, together with all other allocations under this Agreement to each Unit Holder shall be equal to the net amount that would have been allocated to each such Unit Holder if the Issuance Items had not been realized.

3.4 Curative Allocations. The allocations set forth in 3.3(a), 3.3(b), 3.3(c), 3.3(d), 3.3(e), 3.3(f), 3.3(g) and 3.5 (the “Regulatory Allocations”) are intended to comply with certain requirements of the Regulations. It is the intent of the Members that, to the extent possible, all Regulatory Allocations shall be offset either with other Regulatory Allocations or with special allocations of other items of Company income, gain, loss or deduction pursuant to this Section 3.4. Therefore, notwithstanding any other provision of this Section 3 (other than the Regulatory Allocations) the Directors shall make such offsetting special allocations of Company income, gain, loss or deduction in whatever manner they determine appropriate so that, after such offsetting allocations are made, each Unit Holder's Capital Account balance is, to the extent possible, equal to the Capital Account balance such Unit Holder would have had if the Regulatory Allocations were not part of the Agreement and all Company items were allocated pursuant to Sections 3.1, 3.2, and 3.3(h).

3.5 Loss Limitation. Losses allocated pursuant to Section 3.2 hereof shall not exceed the maximum amount of Losses that can be allocated without causing any Unit Holder to have an Adjusted Capital Account Deficit at the end of any Fiscal Year. In the event some but not all of the Unit Holders would have Adjusted Capital Account Deficits as a consequence of an allocation of Losses pursuant to Section 3.2 hereof, the limitation set forth in this Section 3.5 shall be applied on a Unit Holder by Unit Holder basis and Losses not allocable to any Unit Holder as a result of such limitation shall be allocated to other Unit Holders in accordance with the positive balances in such Unit Holder's Capital Accounts so as to allocate the maximum permissible Losses to each Unit Holder under Section 1.704-1(b)(2)(ii)(d) of the Regulations.

3.6 Other Allocation Rules.

(a) For purposes of determining the Profits, Losses, or any other items allocable to any period, Profits, Losses, and any such other items shall be determined on a daily, monthly, or other basis, as determined by the Directors using any permissible method under Code Section 706 and the Regulations thereunder.

(b) The Unit Holders are aware of the income tax consequences of the allocations made by this Section 3 and hereby agree to be bound by the provisions of this Section 3 in reporting their shares of the Company's income and loss for income tax purposes.

(c) Solely for purposes of determining a Unit Holder's proportionate share of the “excess nonrecourse liabilities” of the Company within the meaning of Regulations Section 1.752-3(a)(3), the Unit Holders' aggregate interests in Company profits shall be deemed to be as provided in the capital accounts. To the extent permitted by Section 1.704-2(h)(3) of the Regulations, the Directors shall endeavor to treat distributions of Net Cash Flow as having been made from the proceeds of a Nonrecourse Liability or a Unit Holder Nonrecourse Debt only to the extent that such distributions would cause or increase an Adjusted Capital Account Deficit for any Unit Holder.

(d) Allocations of Profits and Losses to the Unit Holders shall be allocated among them in the ratio which each Unit Holder's Units bears to the total number of Units issued and outstanding, regardless of class.

3.7 Tax Allocations: Code Section 704(c). In accordance with Code Section 704(c) In accordance with Code Section 704(c) and the Regulations thereunder, income, gain, loss, and deduction with respect to any Property contributed to the capital of the Company shall, solely for tax purposes, be allocated among the Unit Holders so as to take account of any variation between the

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adjusted basis of such Property to the Company for federal income tax purposes and its initial Gross Asset Value (computed in accordance with the definition of Gross Asset Value). In the event the Gross Asset Value of any Company asset is adjusted pursuant to subparagraph (ii) of the definition of Gross Asset Value, subsequent allocations of income, gain, loss, and deduction with respect to such asset shall take account of any variation between the adjusted basis of such asset for federal income tax purposes and its Gross Asset Value in the same manner as under Code Section 704(c) and the Regulations thereunder. Any elections or other decisions relating to such allocations shall be made by the Directors in any manner that reasonably reflects the purpose and intention of this Agreement. Allocations pursuant to this Section 3.7 are solely for purposes of federal, state, and local taxes and shall not affect, or in any way be taken into account in computing, any Unit Holder's Capital Account or share of Profits, Losses, other items, or distributions pursuant to any provision of this Agreement.

3.8 Tax Credit Allocations. All credits against income tax with respect to the Company's property or operations shall be allocated among the Unit Holders in accordance with their respective Membership Interests in the Company for the Fiscal Year during which the expenditure, production, sale, or other event giving rise to the credit occurs. This Section 3.8 is intended to comply with the applicable tax credit allocation principles of Section 1.704-1(b)(4)(ii) of the Regulations and shall be interpreted consistently therewith.

SECTION 4. DISTRIBUTIONS

4.1 Net Cash Flow. The Directors, in their discretion, shall make distributions of Net Cash Flow, if any, to the Unit Holders. Except as otherwise provided in Section 10 hereof, Net Cash Flow, if any, shall be distributed to the Unit Holders in proportion to Units held subject to, and to the extent permitted by, any loan covenants or restrictions on such distributions agreed to by the Company in any loan, credit or any other debt financing agreements with the Company's lenders and creditors from time to time in effect. In determining Net Cash Flow, the Directors shall endeavor to provide for cash distributions at such times and in such amounts as will permit the Unit Holders to make timely payment of income taxes.

4.2 Amounts Withheld. All amounts withheld pursuant to the Code or any provision of any state, local or foreign tax law with respect to any payment, distribution or allocation to the Company or the Unit Holders shall be treated as amounts paid or distributed, as the case may be, to the Unit Holders with respect to which such amount was withheld pursuant to Section 4.2 for all purposes under this Agreement. The Company is authorized to withhold from payments and distributions, or with respect to allocations to the Unit Holders, and to pay over to any federal, state and local government or any foreign government, any amounts required to be so withheld pursuant to the Code or any provisions of any other federal, state or local law or any foreign law, and shall allocate any such amounts to the Unit Holders with respect to which such amount was withheld.

4.3 Limitations on Distributions. The Company shall make no distributions to the Unit Holders except as provided in this Section 4 and Section 10 hereof. Notwithstanding any other provision, no distribution shall be made if it is not permitted to be made under the Act.

SECTION 5. MANAGEMENT

5.1 Directors. Except as otherwise provided in this Agreement, the Directors shall direct the business and affairs of the Company, and shall exercise all of the powers of the Company except such powers as are by this Agreement conferred upon or reserved to the Members. The Directors shall adopt such policies, rules, regulations, and actions not inconsistent with law or this Agreement as it may deem advisable. The amendment or repeal of this section or the adoption of any provision inconsistent therewith shall require the approval of a majority of the Membership Voting Interests.

5.2 Number of Total Directors. The total number of Directors of the Company shall be a minimum of seven (7) and a maximum of thirteen (13). The number of Directors may be increased or decreased, or changed from a variable range to a fixed number or vice versa, by a majority of the Membership Voting Interests held by the Class A Members.

5.3 Election of Directors.

(a) Election of Directors and Terms. The Directors as of the date of this Agreement shall be as set forth on Exhibit “A” attached hereto. At each annual meeting of the Members, Directors shall be elected for staggered terms of three (3) years and until a successor is elected and qualified. The current Directors shall serve until the annual meeting of the Members of the Company held in the year of the expiration of their term as set forth on Exhibit A, and in all cases until a successor is elected and qualified, or until the earlier death, resignation, removal or disqualification of any such Director. Directors shall be elected by a plurality vote of the Members so that the nominees receiving the greatest number of votes relative to all other nominees are elected as Directors.

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(b) Nominations for Directors . One or more nominees for Director positions up for election shall be nominated by the then current Directors or by a nominating committee established by the Directors. Nominations for election of Directors may also be made by any Member entitled to vote generally in the election of Directors. However, any Member that intends to nominate one or more persons for election as Directors at a meeting may do so only if written notice of that Member's intent to make such nomination or nominations has been given, either by personal delivery or by United States mail, postage prepaid, to the Secretary of the Company not less than sixty (60) days nor more than ninety (90) days prior to the first day of the month corresponding to the previous year's annual meeting or such date as determined by the Directors and designated in the prior year's annual meeting proxy statement. Each such notice to the Secretary shall set forth:

(i)	The name and address of record of the Member who intends to make the nomination;

(ii)
A representation that the Member is a holder of record of Units of the Company entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to nominate the person or persons specified in the notice;

(iii)	The name, age, business and residence address, and principal occupation or employment of each nominee;

(iv)
A description of all arrangements or understandings between the Member and each nominee and any other person or persons (naming such person or persons) pursuant to which the nomination or nominations are to be made by the Member;

(v)
Such other information regarding each nominee proposed by such Member as would be required to be included in a proxy statement filed pursuant to the proxy rules of the Securities and Exchange Commission;

(vi)	The consent of each nominee to serve as a Director of the Company if so elected; and

(vii)
A nominating petition signed and dated by the holders of at least five percent (5%) of the then outstanding Units and clearly setting forth the proposed nominee as a candidate of the Director's seat to be filled at the next election of Directors.

The Company may require any proposed nominee to furnish such other information as may reasonably be required by the Company to determine the eligibility of such proposed nominee to serve as a Director of the Company. The presiding Officer of the meeting may, if the facts warrant, determine that a nomination was not made in accordance with the foregoing procedures, and if he should so determine, he shall so declare to the meeting and the defective nomination shall be disregarded. The amendment or repeal of this Section or the adoption of any provision inconsistent herewith shall require the approval of a majority of the Membership Voting Interests. Whenever a vacancy or vacancies occurs on the Board of Directors resulting in the total number of Directors dropping below the minimum required in Section 5.2 hereof, a majority of the remaining Directors shall appoint a new Director or Directors to fill the vacancy or vacancies for the remainder of such term, subject to approval of such appointment or appointments by the affirmative vote of a Majority of the Membership Voting Interest represented at the next Annual Meeting of the Members (in person, by proxy or by mail ballot).

5.4 Committees. A resolution approved by the affirmative vote of a majority of the Directors may establish committees having the authority of the Directors in the management of the business of the Company to the extent consistent with this Agreement and provided in the resolution. A committee shall consist of one or more persons, appointed by affirmative vote of a majority of the Directors present. Committees may include a compensation committee and/or an audit committee, in each case consisting of one or more independent Directors or other independent persons. Committees are subject to the direction and control of the Directors, and vacancies in the membership thereof shall be filled by the Directors. A majority of the Members of the committee present at a meeting is a quorum for the transaction of business, unless a larger or smaller proportion or number is provided in a resolution approved by the affirmative vote of a majority of the Directors present. Committees shall take action by a vote of a majority of the committee members present at a meeting where a quorum has been established.

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5.5 Authority of Directors. Subject to the limitations and restrictions set forth in this Agreement, the Directors shall direct the management of the business and affairs of the Company and shall have all of the rights and powers which may be possessed by a “manager” under the Act including, without limitation, the right and power to do or perform the following and, to the extent permitted by the Act or this Agreement, the further right and power by resolution of the Directors to delegate to the Officers or such other Person or Persons to do or perform the following:

(a) Conduct its business, carry on its operations and have and exercise the powers granted by the Act in any state, territory, district or possession of the United States, or in any foreign country which may be necessary or convenient to effect any or all of the purposes for which it is organized;

(b) Acquire by purchase, lease, or otherwise any real or personal property which may be necessary, convenient, or incidental to the accomplishment of the purposes of the Company;

(c) Operate, maintain, finance, improve, construct, own, grant options with respect to, sell, convey, assign, mortgage, and lease any real estate and any personal property necessary, convenient, or incidental to the accomplishment of the purposes of the Company;

(d) Execute any and all agreements, contracts, documents, certifications, and instruments necessary or convenient in connection with the management, maintenance, and operation of the business, or in connection with managing the affairs of the Company, including, executing amendments to this Agreement and the Articles in accordance with the terms of this Agreement, both as Directors and, if required, as attorney-in-fact for the Members pursuant to any power of attorney granted by the Members to the Directors;

(e) Borrow money and issue evidences of indebtedness necessary, convenient, or incidental to the accomplishment of the purposes of the Company, and secure the same by mortgage, pledge, or other lien on any Company assets;

(f) Execute, in furtherance of any or all of the purposes of the Company, any deed, lease, mortgage, deed of trust, mortgage note, promissory note, bill of sale, contract, or other instrument purporting to convey or encumber any or all of the Company assets;

(g) Prepay in whole or in part, refinance, recast, increase, modify, or extend any liabilities affecting the assets of the Company and in connection therewith execute any extensions or renewals of encumbrances on any or all of such assets;

(h) Care for and distribute funds to the Unit Holders by way of cash income, return of capital, or otherwise, all in accordance with the provisions of this Agreement, and perform all matters in furtherance of the objectives of the Company or this Agreement;

(i) Contract on behalf of the Company for the employment and services of employees and/or independent contractors, such as lawyers and accountants, and delegate to such Persons the duty to manage or supervise any of the assets or operations of the Company;

(j) Engage in any kind of activity and perform and carry out contracts of any kind (including contracts of insurance covering risks to Company assets and Directors' and Officers' liability) necessary or incidental to, or in connection with, the accomplishment of the purposes of the Company, as may be lawfully carried on or performed by a limited liability company under the laws of each state in which the Company is then formed or qualified;

(k) Take, or refrain from taking, all actions, not expressly proscribed or limited by this Agreement, as may be necessary or appropriate to accomplish the purposes of the Company;

(l) Institute, prosecute, defend, settle, compromise, and dismiss lawsuits or other judicial or administrative proceedings brought on or in behalf of, or against, the Company, the Members or the Directors or Officers in connection with activities arising out of, connected with, or incidental to this Agreement, and to engage counsel or others in connection therewith;

(m) Purchase, take, receive, subscribe for or otherwise acquire, own, hold, vote, use, employ, sell, mortgage, lend, pledge, or otherwise dispose of, and otherwise use and deal in and with, shares or other interests in or obligations of domestic or foreign corporations, associations, general or limited partnerships, other limited liability companies, or individuals or direct or indirect obligations of the United States or any government, state, territory, government district or municipality or of any instrumentality of any of them;

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(n) Agree with any Person as to the form and other terms and conditions of such Person's Capital Contribution to the Company and cause the Company to issue Units in consideration of such Capital Contribution; and

(o) Indemnify a Member or Directors or Officers, or former Members or Directors or Officers, and to make any other indemnification that is authorized by this Agreement in accordance with, and to the fullest extent permitted by, the Act.

5.6 Directors as Agent. Notwithstanding the power and authority of the Directors to manage the business and affairs of the Company, no Director shall have authority to act as agent for the Company for the purposes of its business (including the execution of any instrument on behalf of the Company) unless the Directors have authorized the Director to take such action. The Directors may also delegate authority to manage the business and affairs of the Company (including the execution of instruments on behalf of the Company) to such Person or Persons (including to any Officers) designated by the Directors, and such Person or Persons (or Officers) shall have such titles and authority as determined by the Directors.

5.7 Restrictions on Authority of Directors.

(a) The Directors shall not have authority to, and they covenant and agree that they shall not, do any of the following acts without the unanimous consent of the Class A Members:

(i)	Cause or permit the Company to engage in any activity that is not consistent with the purposes of the Company as set forth in Section 1.3 hereof;

(ii)	Knowingly do any act in contravention of this Agreement or which would make it impossible to carry on the ordinary business of the Company, except as otherwise provided in this Agreement;

(iii)	Possess Company Property, or assign rights in specific Company Property, for other than a Company purpose; or

(iv)	Cause the Company to voluntarily take any action that would cause a bankruptcy of the Company.

(b) The Directors shall not cause the Company to, without the consent of a majority of the Membership Voting Interests held by the Class A Members:

(i)	Confess a judgment against the Company in excess of $500,000; or

(ii)	Cause the Company to acquire any equity or debt securities of any Director or any of its Affiliates, or otherwise make loans to any Director or any of its Affiliates.

(c)     The Directors shall not cause the Company to, without the consent of a majority of the outstanding Membership Voting Interests held by all Members regardless of class:

(i)    Elect to dissolve the Company; or

(ii)
Merge the Company or consolidate, exchange or otherwise dispose of at one time all or substantially all of the Property (except for a liquidating sale of the Property in connection with the Company's dissolution approved under subpart (i)).

The actions specified herein as requiring the consent of the Members shall be in addition to any actions by the Directors that are specified in the non-waivable provisions of Act as requiring the consent or approval of the Members. Any such required consent or approval may be given by the number of votes necessary to constitute member action under Section 6.10 herein.

5.8 Director Meetings and Notice. Meetings of the Directors shall be held at such times and places as shall from time to time be determined by the Directors. Meetings of the Directors may be called by the Chairman of the Company or by two or more Directors. If the date, time, and place of a meeting of the Directors has been announced at a previous meeting, no notice shall be required. In all other cases, five (5) days' written notice of meetings, stating the date, time, and place thereof and any other information required by law or desired by the Person(s) calling such meeting, shall be given to each Director. Any Director may waive notice of any meeting. A waiver of notice by a Director is effective whether given before, at, or after the meeting, and whether given orally, in writing, or by attendance. The attendance of a Director at any meeting shall constitute a waiver of notice of such meeting, unless such Director objects at the beginning of the meeting to the transaction of business on the grounds that

12

the meeting is not lawfully called or convened and does not participate thereafter in the meeting.

5.9 Action Without a Meeting. Any action required or permitted to be taken by the Directors may also be taken by a written action signed by a super majority of seventy-five percent (75%) of all Directors authorized to vote on the matter as provided by this Agreement, provided that a copy of such written action shall be promptly given to all such Directors. The Directors may participate in any meeting of the Directors by means of telephone conference or similar means of communication by which all persons participating in the meeting can simultaneously hear each other. Any such action taken by written action without a meeting shall be effective on the date the last Director required to take the action signs the consent, unless the written action states a different effective date.

5.10 Quorum; Manner of Acting. Not less than fifty percent (50%) of the Directors shall constitute a quorum for the transaction of business at any Directors' meeting. Each Director shall have one (1) vote at meetings of the Directors. The Director shall take action by the vote of a majority of the Directors present at a meeting where a quorum is represented as provided by this Agreement.

5.11 Voting; Potential Financial Interest. No Directors shall be disqualified from voting on any matter to be determined or decided by the Directors solely by reason of such Director's (or his/her Affiliate's) potential financial interest in the outcome of such vote, provided that the nature of such Director's (or his/her Affiliate's) potential financial interest was reasonably disclosed to the other Directors at the time of such vote.

5.12 Duties and Obligations of Directors. The Directors shall cause the Company to conduct its business and operations separate and apart from that of any Director or any of its Affiliates. The Directors shall take all actions which may be necessary or appropriate (i) for the continuation of the Company's valid existence as a limited liability company under the laws of the State of Iowa and each other jurisdiction in which such existence is necessary to protect the limited liability of its Members or to enable the Company to conduct the business in which it is engaged, and (ii) for the accomplishment of the Company's purposes, including the acquisition, development, maintenance, preservation, and operation of Company Property in accordance with the provisions of this Agreement and applicable laws and regulations. Each Director shall have the duty to discharge the forgoing duties in good faith, in a manner the Director believes to be in the best interests of the Company, and with the care an ordinarily prudent person in a like position would exercise under similar circumstances. The Directors shall be under no other fiduciary duty to the Company or the Members to conduct the affairs of the Company in any particular manner.

5.13 Chairman and Vice Chairman. Unless otherwise provided by a resolution adopted by the Directors, the Chairman shall preside at meetings of the Members and the Directors; shall see that all orders and resolutions of the Directors are carried into effect; may maintain records of and certify proceedings of the Directors and Members; and shall perform such other duties as may from time to time be prescribed by the Directors. The Vice Chairman shall, in the absence or disability of the Chairman, perform the duties and exercise the powers of the Chairman and shall perform such duties as the Directors or the Chairman may from time to time prescribe. The Directors may designate more than one Vice Chairman, in which case the Vice Chairmen shall be designated by the Directors so as to denote which is most senior in office.

5.14 President and Chief Executive Officer. Until provided otherwise by a resolution of the Directors, the Chairman shall also act as the interim President and Chief Executive Officer (“CEO”) of the Company (herein referred to as the “President”; the titles of President and CEO shall constitute a reference to one and the same office and Officer of the Company), and the Chairman may exercise the duties of the office of Chairman using any such designations.

5.15 Chief Financial Officer. Unless provided otherwise by a resolution adopted by the Directors, the Chief Financial Officer (“CFO”) of the Company shall be the Treasurer of the Company and shall keep accurate financial records for the Company; shall deposit all monies, drafts, and checks in the name of and to the credit of the Company in such banks and depositories as the Directors shall designate from time to time; shall endorse for deposit all notes, checks, and drafts received by the Company as ordered by the Directors, making proper vouchers therefore; shall disburse Company funds and issue checks and drafts in the name of the Company as ordered by the Directors, shall render to the President and the Directors, whenever requested, an account of all such transactions as CFO and of the financial condition of the Company, and shall perform such other duties as may be prescribed by the Directors or the President from time to time.

5.16 Secretary; Assistant Secretary. The Secretary shall attend all meetings of the Directors and of the Members and shall maintain records of, and whenever necessary, certify all proceedings of the Directors and of the Members. The Secretary shall keep the required records of the Company, when so directed by the Directors or other Person or Persons authorized to call such meetings, shall give or cause to be given notice of meetings of the Members and of meetings of the Directors, and shall also perform such other duties and have such other powers as the Chairman or the Directors may prescribe from time to time. An Assistant Secretary, if any, shall perform the duties of the Secretary during the absence or disability of the Secretary.

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5.17 Vice President. The Company may have one or more Vice Presidents. If more than one, the Directors shall designate which is most senior. The most senior Vice President shall perform the duties of the President in the absence of the President.

5.18 Delegation. Unless prohibited by a resolution of the Directors, the President, Chief Financial Officer, Vice President and Secretary (individually, an “Officer” and collectively “Officers”) may delegate in writing some or all of the duties and powers of such Officer's management position to other Persons. An Officer who delegates the duties or powers of an office remains subject to the standard of conduct for such Officer with respect to the discharge of all duties and powers so delegated.

5.19 Execution of Instruments. All deeds, mortgages, bonds, checks, contracts and other instruments pertaining to the business and affairs of the Company shall be signed on behalf of the Company by (i) the Chairman; or (ii) when authorized by resolution(s) of the Directors, the President; or (iii) by such other Person or Persons as may be designated from time to time by the Directors.

5.20 Limitation of liability; Indemnification of Directors. To the maximum extent permitted under the Act and other applicable law, no Member, Director or Officer of this Company shall be personally liable for any debt, obligation or liability of this Company merely by reason of being a Member, Director, Officer or all of the foregoing. No Director or Officer of this Company shall be personally liable to this Company or its Members for monetary damages for a breach of fiduciary duty by such Director or Officer; provided that this provision shall not eliminate or limit the liability of a Director or Officer for any of the following: (i) for a breach of a duty of loyalty to the Company or its Members; (ii) for a financial benefit received by a Director or Officer to which the Director or Officer was not entitled; (iii) for a breach of a duty under Section 406 of the Act; (iv) for an intentional infliction of harm on the Company or a Member; or (v) for an intentional violation of criminal law. To the maximum extent permitted under the Act and other applicable law, the Company, its receiver, or its trustees (in the case of its receiver or trustee, to the extent of Company Property) shall indemnify, save and hold harmless, and pay all judgments and claims against each Director or Officer relating to any liability or damage incurred by reason of any act performed or omitted to be performed by such Director, or Officer, in connection with the business of the Company, including reasonable attorneys' fees incurred by such Director or Officer in connection with the defense of any action based on any such act or omission, which attorneys' fees may be paid as incurred, including all such liabilities under federal and state securities laws as permitted by law. To the maximum extent permitted under the Act and other applicable law, in the event of any action by a Unit Holder against any Director or Officer, including a derivative suit, the Company shall indemnify, save harmless, and pay all costs, liabilities, damages and expenses of such Director or Officer, including reasonable attorneys' fees incurred in the defense of such action. Notwithstanding the foregoing provisions, no Director or Officer shall be indemnified by the Company to the extent prohibited or limited (but only to the extent limited) by the Act. The Company may purchase and maintain insurance on behalf of any Person in such Person's official capacity against any liability asserted against and incurred by such Person in or arising from that capacity, whether or not the Company would otherwise be required to indemnify the Person against the liability.

5.21 Compensation; Expenses of Directors. No Member or Director shall receive any salary, fee, or draw for services rendered to or on behalf of the Company merely by virtue of their status as a Member or Director, it being the intention that, irrespective of any personal interests of any of the Directors, the Directors shall have authority to establish reasonable compensation of all Directors for services to the Company as Directors, Officers, or otherwise. Except as otherwise approved by or pursuant to a policy approved by the Directors, no Member or Director shall be reimbursed for any expenses incurred by such Member or Director on behalf of the Company. Notwithstanding the foregoing, by resolution by the Directors, the Directors may be paid as reimbursement therefor, their expenses, if any, of attendance at each meeting of the Directors. In addition, the Directors, by resolution, may approve from time to time, the salaries and other compensation packages of the Officers of the Company.

5.22 Loans. Any Member or Affiliate may, with the consent of the Directors, lend or advance money to the Company. If any Member or Affiliate shall make any loan or loans to the Company or advance money on its behalf, the amount of any such loan or advance shall not be treated as a contribution to the capital of the Company, but shall be a debt due from the Company. The amount of any such loan or advance by a lending Member or Affiliate shall be repayable out of the Company's cash and shall bear interest at a rate not in excess of the prime rate established, from time to time, by any major bank selected by the Directors for loans to its most credit worthy commercial borrowers, plus four per cent (4%) per annum. If a Director, or any Affiliate of a Director, is the lending Member, the rate of interest and the terms and conditions of such loan shall be no less favorable to the Company than if the lender had been an independent third party. None of the Members or their Affiliates shall be obligated to make any loan or advance to the Company.

SECTION 6. ROLE OF MEMBERS

6.1    Classification of Membership Units.    Effective as of the Classification Date, there shall be two (2) classes of membership Units such that:

(a)    each Unit outstanding immediately prior to the Classification Date owned by a Member who is the holder of

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record of forty (40) or more Units on the Classification Date shall, by virtue of this Section 6.1 and without any action on the part of the holder thereof, hereafter be classified as a Class A Unit;

(b)    each Unit outstanding immediately prior to the Classification Date owned by a Member who is the holder of record of less than forty (40) Units on the Classification Date shall by virtue of this Section 6.1 and without any action on the part of the holder thereof, hereafter be classified as a Class B Unit; and

The classification of each Unit as a Class A Unit or Class B Unit shall remain in effect permanently following the Classification Date. Classes will not be subject to minimum ownership requirements after the Classification.

6.2 Members. Each Person who desires to become a Member must complete and execute a signature page to this Agreement in the form of Exhibit “B” attached hereto and such other documents as may be required by the Directors. Each prospective Member must be approved and admitted to the Company by the Directors. The Units of the Members shall be set forth on the Membership Register.

6.3 Additional Members. No Person shall become a Member without the approval of the Directors. The Directors may refuse to admit any Person as a Member in their sole discretion. Any such admission must comply with the requirements described in this Agreement and will be effective only after such Person has executed and delivered to the Company such documentation as determined by the Directors to be necessary and appropriate to effect such admission including the Member's agreement to be bound by this Agreement. Upon the admission of a Member, the Directors shall cause the Membership Register to be appropriately amended.

6.4 Rights or Powers. Except as otherwise expressly provided for in this Agreement, the Members shall not have any right or power to take part in the management or control of the Company or its business and affairs or to act for or bind the Company in any way.

6.5    Voting Rights of Members

(a)    The Membership Voting Interest of Class A Members shall include the right to vote on all matters brought before the Members.

(b)    The Membership Voting Interest of Class B Members shall be limited to the right to vote only on:

(i) election of Directors under Section 5.3;

(ii) the merger or voluntary dissolution of the Company under Section 5.7(c); and

(iii) as specifically provided in Section 8.1.

(c)     Except as required by law or otherwise provided by Section 8.1 of this Agreement, on any matter upon which more than one class of Members are entitled to vote, the classes entitled to vote thereon shall vote together as a single class and not as separate classes.

6.6 Member Meetings. Meetings of the Members shall be called by the Directors, and shall be held at the principal office of the Company or at such other place as shall be designated by the person calling the meeting. Members representing an aggregate of not less than thirty percent (30%) of the Membership Voting Interests may also in writing demand that the Directors call a meeting of the Members. Regular meetings of the Members shall be held not less than once per Fiscal Year.

6.7 [Reserved]

6.8 Notice of Meetings; Waiver. Notice of the meeting, stating the place, day and hour of the meeting, shall be given to each Member in accordance with Section 11.1 hereof at least five (5) days and no more than sixty (60) days before the day on which the meeting is to be held. A Member may waive the notice of meeting required hereunder by written notice of waiver signed by the Member whether given before, during or after the meeting. Attendance by a Member at a meeting is waiver of notice of that meeting, unless the Member objects at the beginning of the meeting to the transaction of business because the meeting is not lawfully called or convened and thereafter does not participate in the meeting.

6.9 Quorum and Proxies. The presence (in person or by proxy or mail ballot) of Members representing an aggregate of at least twenty-five percent (25%) of the Membership Voting Interests is required for the transaction of business at a meeting of the

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Members. Voting by proxy or by mail ballot shall be permitted on any matter if authorized by the Directors.

6.10 Voting; Action by Members. If a quorum is present, the affirmative vote of a majority of the Membership Voting Interests represented at the Members' meeting (in person, by proxy, or by mail ballot) and entitled to vote on the matter shall constitute the act of the Members, unless the vote of a greater or lesser proportion or numbers is otherwise required by this Agreement.

6.11 Record Date. Unless the Directors adopt a different date in advance, for the purpose of determining Members entitled to notice of or to vote at any meeting of Members or any adjournment of the meeting, or Members entitled to receive payment of any distribution, or to make a determination of Members for any other purpose, the date on which notice of the meeting is mailed (or otherwise delivered) or the date on which the resolution declaring the distribution is adopted, as the case may be, shall be the record date for determination of Members.

6.12 Termination of Membership. The membership of a Member in the Company shall terminate upon the occurrence of events described in the Act. If for any reason the membership of a Member is terminated, the Member whose membership has terminated loses all Membership Voting Interests and shall be considered merely as Assignee of the Membership Economic Interest owned before the termination of membership, having only the rights of an unadmitted Assignee provided for in Section 9.7 hereof.

6.13 Continuation of the Company. The Company shall not be dissolved upon the occurrence of any event that is deemed to terminate the continued membership of a Member. The Company's affairs shall not be required to be wound up. The Company shall continue without dissolution.

6.14 No Obligation to Purchase Membership Interest. No Member whose membership in the Company terminates, nor any transferee of such Member, shall have any right to demand or receive a return of such terminated Member's Capital Contributions or to require the purchase or redemption of the Member's Membership Interest. The other Members and the Company shall not have any obligation to purchase or redeem the Membership Interest of any such terminated Member or transferee of any such terminated Member.

6.15 Waiver of Dissenters' Rights. Each Member hereby disclaims, waives and agrees, to the fullest extent permitted by law or the Act, not to assert dissenters' or similar rights under the Act.

6.16 Limitation on Ownership. Notwithstanding any other provision herein, no Member shall directly or indirectly own or control more than forty-nine per cent (49%) of the issued and outstanding Units at any time. Units under indirect ownership or control by a Member shall include Units owned or controlled by such Member's Related Parties, Subsidiaries and Affiliates.

SECTION 7. ACCOUNTING, BOOKS AND RECORDS

7.1 Accounting, Books and Records. The books and records of the Company shall be kept, and the financial position and the results of its operations recorded, in accordance with GAAP. The books and records shall reflect all the Company transactions and shall be appropriate and adequate for the Company's business. The Company shall maintain at its principal office all of the following: (i) A current list of the full name and last known address or residence address of each Member and Assignee set forth in alphabetical order, together with the Capital Contributions, Capital Account and Units of each Member and Assignee; (ii) The full name and business address of each Director; (iii) A copy of the Articles and any and all amendments thereto together with executed copies of any powers of attorney pursuant to which the Articles or any amendments thereto have been executed; (iv) Copies of the Company's federal, state, and local income tax or information returns and reports, if any, for the six most recent taxable years; (v) A copy of this Agreement and any and all amendments thereto together with executed copies of any powers of attorney pursuant to which this Agreement or any amendments thereto have been executed; and (vi) Copies of the financial statements of the Company, if any, for the six most recent Fiscal Years. The Company shall use the accrual method of accounting in preparation of its financial reports and for tax purposes and shall keep its books and records accordingly.

7.2 Delivery to Members and Inspection. Any Member or its designated representative shall have reasonable access during normal business hours to the information and documents kept by the Company pursuant to Section 7.1. The rights granted to a Member pursuant to this Section 7.2 are expressly subject to compliance by such Member with the safety, security and confidentiality procedures and guidelines of the Company, as such procedures and guidelines may be established from time to time. Upon the request of any Member for purposes reasonably related to the interest of that Person as a Member, the Directors shall promptly deliver to the requesting Member, a copy of the information required to be maintained under Section 7.1. Each Member has the right, upon reasonable request for purposes reasonably related to the interest of the Person as a Member and for proper purposes, to: (i) inspect and copy during normal business hours any of the Company records described in Section 7.1; and (ii) obtain from the Directors, promptly after their becoming available, a copy of the Company's federal, state, and local income tax or information returns for each Fiscal Year. Each Assignee shall have the right to information regarding the Company only to the extent required

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by the Act.

7.3 Reports. The Chief Financial Officer of the Company shall be responsible for causing the preparation of financial reports of the Company and the coordination of financial matters of the Company with the Company's accountants. The Company shall cause to be delivered to each Member the financial statements listed below, prepared, in each case (other than with respect to Member's Capital Accounts, which shall be prepared in accordance with this Agreement) in accordance with GAAP consistently applied. Delivery of the financial statements shall occur as soon as practicable following the end of each Fiscal Year (and in any event not later than one hundred and twenty (120) days after the end of such Fiscal Year) and at such time as distributions are made to the Unit Holders pursuant to Section 10 hereof following the occurrence of a Dissolution Event. The financial statements shall consist of a balance sheet of the Company as of the end of such Fiscal Year and the related statements of operations, Unit Holders' Capital Accounts and changes therein, and cash flows for such Fiscal Year, together with appropriate notes to such financial statements and supporting schedules, all of which shall be audited and certified by the Company's accountants, and in each case, to the extent the Company was in existence, setting forth in comparative form the corresponding figures for the immediately preceding Fiscal Year end (in the case of the balance sheet) and the two (2) immediately preceding Fiscal Years (in the case of the statements). For purposes of this paragraph, access to the financial statements through the Company's web site shall constitute delivery pursuant to this Section 7.3.

7.4 Tax Matters. The Directors shall, without any further consent of the Unit Holders being required (except as specifically required herein), make any and all elections for federal, state, local, and foreign tax purposes as the Directors shall determine appropriate and represent the Company and the Unit Holders before taxing authorities or courts of competent jurisdiction in tax matters affecting the Company or the Unit Holders in their capacities as Unit Holders, and to file any tax returns and execute any agreements or other documents relating to or affecting such tax matters, including agreements or other documents that bind the Unit Holders with respect to such tax matters or otherwise affect the rights of the Company and the Unit Holders. The Directors shall designate a Person to be specifically authorized to act as the “Tax Matters Member” under the Code and in any similar capacity under state or local law; provided, however, that the Directors shall have the authority to designate, remove and replace the Tax Matters Member who shall act as the tax matters partner within the meaning of and pursuant to Regulations Sections 301.6231(a)(7)-1 and -2 and any similar provision under state or local law. Necessary tax information shall be delivered to each Unit Holder as soon as practicable after the end of each Fiscal Year of the Company but not later than three (3) months after the end of each Fiscal Year.

SECTION 8. AMENDMENTS

8.1    Amendments.

(a)    The Directors or Class A Member(s) owning at least twenty percent (20%) of the Class A Units may propose amendments to this Agreement. Following such proposal, the Directors shall submit to the Class A Members a verbatim statement of any proposed amendment, providing that counsel for the Company shall have approved of the same in writing as to form, and the Directors shall include in any such submission a recommendation as to the proposed amendment. The Directors shall seek the written vote of the Class A Members on the proposed amendment or shall call a meeting to vote thereon and to transact any other business that they may deem appropriate. A proposed amendment shall be adopted and be effective as an amendment hereto only if approved by a majority of the Membership Voting Interests held by the Class A Members representing a quorum at a Meeting of the Class A Members (in person, by proxy, or by mail ballot).

(b)    The approval of the Class B Members Members shall not be required to amend this Agreement, except:

(i)    This Agreement shall not be amended without the consent of each Member adversely affected if such amendment would modify the limited liability or Membership Economic Interest of such Member. However, an adversely affected Member's consent shall not be required for any alteration resulting from a change in the number of outstanding Units, the adjustment to the Capital Accounts permitted by this Agreement, or the creation of new classes of Units or changes to the rights of existing class of Units that affect the class generally; and

(ii)    This Agreement shall not be amended without the approval of a majority of the Membership Voting Interests representing a quorum of each class of Units adversely affected if such amendment modifies the rights and obligations of the class. However, an adversely affected class's consent shall not be required for any alteration resulting from a change in the number of outstanding Units, the adjustment to the Capital Accounts permitted by this Agreement, the creation of new classes of Units or changes that apply to all of the classes.

SECTION 9. TRANSFERS

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9.1    Restrictions on Transfers.    Except for Permitted Transfers, no Member shall transfer all or any part of its Units, voluntarily or involuntarily, or by operation or process of law or equity, unless and until the Directors have approved the Transfer in writing, which approval may be withheld in the Directors' sole discretion. Additionally, no Member may Transfer all or any portion of its Units after a Dissolution Event has occurred.

9.2    Permitted Transfers.    Any Transfer set forth in this Section 9.2 and meeting the conditions set forth in Section 9.3 is referred to in this Agreement as a “Permitted Transfer.” Permitted Transfers do not require Director approval; however, the admission of any transferee as a substituted Member is subject to the requirements of Section 9.8.

(a)    Class A Permitted Transfer. So long as such Transfer does not increase the number of Class A Unit Holders of the Company, a Class A Member may Transfer its Class A Units in blocks of at least ten (10) Units each (i) to the Member's administrator or trustee to whom such Units are Transferred at death involuntarily by operation of law, or (ii) without consideration to or in trust for descendants of the Member.

(b)    Class B Permitted Transfer. So long as such Transfer does not increase the number of Class B Unit Holders of the Company, a Class B Member may Transfer its Class B Units (i) to the Member's administrator or trustee to whom such Class B Units are Transferred involuntarily at death by operation of law, or (ii) without consideration to or in trust for descendants of the Member.

9.3    Conditions Precedent to Transfers.    In addition to all of the other conditions set forth in this Article, no Transfer of a Unit shall be effective unless and until all of the conditions in this section have been satisfied.

(a)     Except in the case of a Transfer involuntarily by operation of law, the transferor and transferee shall execute and deliver to the Company such documents and instruments of Transfer as may be necessary or appropriate in the opinion of counsel to the Company to effect such Transfer, including, if requested by the Directors, an opinion of counsel that any or all of such conditions have been met. In the case of a Transfer of Units involuntarily by operation of law, the Transfer shall be confirmed by presentation to the Company of legal evidence of such Transfer, in form and substance satisfactory to counsel to the Company.

(b)    The transferor and/or transferee shall pay all reasonable costs and expenses connected with the Transfer and the admission of the transferee as a Member and incurred because of such Transfer, including but not limited to, legal fees and costs.

(c) The transferor and transferee shall furnish the Company with the transferee's taxpayer identification number, sufficient information to determine the transferee's initial tax basis in the Units transferred, and any other information reasonably necessary to permit the Company to file all required federal and state tax returns and other legally required information statements or returns. Without limiting the generality of the foregoing, the Company shall not be required to make any distributions otherwise provided for in this Agreement with respect to any transferred Units until it has received such information.

(d)    Except in the case of a Transfer of Units involuntarily by operation of law, the transferor shall provide an opinion of counsel, which opinion of counsel shall be reasonably satisfactory to the Directors, to the effect that such Transfer will not cause the Company to be deemed to be an “investment company” under the Investment Company Act of 1940.

(e) Unless otherwise approved by the Directors and seventy-five percent (75%) of the Membership Voting Interests held by Class A Members, no Transfer of Units shall be made except upon terms which would not, in the opinion of counsel chosen by and acceptable to the Directors, result in the termination of the Company within the meaning of Section 708 of the Code or cause the application of the rules of Sections 168(g)(1)(B) and 168(h) of the Code or similar rules to apply to the Company. If the immediate Transfer of such Units would, in the opinion of such counsel, cause a termination within the meaning of Section 708 of the Code, then if, in the opinion of such counsel, the following action would not precipitate such termination, the transferor Member shall be entitled to (or required, as the case may be) (i) immediately Transfer only that portion of its Units as may, in the opinion of such counsel, be transferred without causing such a termination and (ii) enter into an agreement to Transfer the remainder of its Units, in one or more Transfers, at the earliest date or dates on which such Transfer or Transfers may be effected without causing such termination so long as such Transfers are in compliance with this Article IX. The purchase price for the Units shall be allocated between the immediate Transfer and the deferred Transfer or Transfers pro rata on the basis of the percentage of the aggregate Units being transferred, each portion to be payable when the respective Transfer is consummated, unless otherwise agreed by the parties to the Transfer. In the case of a Transfer by one Member to another Member, the deferred purchase price shall be deposited in an interest-bearing escrow account unless the transferor Member and the transferee Member agree upon another method of securing the payment thereof.

(f) The Transfer will not, in the determination of the Directors, cause the Company to be treated as a “publicly traded partnership” within the meaning of Section 7704(b) of the Code.

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(g)     If the Transfer is of Class A Units, the Transfer is made in blocks of at least ten (10) Class A Units each.

(h)    Transfer will not result in the number of Class A Unit Holders of record equaling three hundred (300) or more, or such other number as required to maintain suspension of the Company's reporting obligations under the Securities Exchange Act of 1934.

(i)    The Transfer will not result in the number of Class B Unit Holders of record equaling five hundred (500) or more, or such other number that would otherwise require the Company to register its Class B Units with the SEC.

The Directors shall have the authority to waive any legal opinion or other condition required in this Section 9.3 other than the Member approval requirements set forth in Section 9.3(e).

9.4    Prohibited Transfers.    Any purported Transfer of Units that is not permitted under this Section shall be null and void and of no force or effect whatsoever; provided that, if the Company is required to recognize such a Transfer (or if the Directors, in their sole discretion, elect to recognize such a Transfer), the Units Transferred shall be strictly limited to the transferor's Membership Economic Interests as provided by this Agreement with respect to the transferred Units, which Membership Economic Interests may be applied (without limiting any other legal or equitable rights of the Company) to satisfy any debts, obligations, or liabilities for damages that the transferor or transferee of such Interest may have to the Company. In the case of a Transfer or attempted Transfer of Units that is not permitted under this Article, the parties engaging or attempting to engage in such Transfer shall reimburse, indemnify and hold harmless the Company and the other Members from all cost, liability, and damage that any of such indemnified Members may incur (including, without limitation, incremental tax liabilities, lawyers' fees and expenses) as a result of such Transfer or attempted Transfer and efforts to enforce the rights granted hereby.

9.5    No Dissolution or Termination.    The transfer of a Membership Interest pursuant to the terms of this Article shall not dissolve or terminate the Company. No Member shall have the right to have the Company dissolved or to have such Member's Capital Contribution returned.

9.6    Prohibition of Assignment.    Notwithstanding the foregoing provisions of this Article, Transfer of a Membership Interest may not be made if the Membership Interest sought to be sold, exchanged or transferred, when added to the total of all other Membership Interests sold, exchanged or transferred within the period of twelve (12) consecutive months prior thereto, would result in the termination of the Company under section 708 of the Internal Revenue Code. In the event of a Transfer of any Membership Interests, the Class A Members will determine whether or not the Company will elect pursuant to Section 754 of the Internal Revenue Code (or corresponding provisions of future law) to adjust the basis of the assets of the Company.

9.7    Rights of Unadmitted Assignees.    A Person who acquires Units but who is not admitted as a substituted Member under Section 9.8 shall be an unadmitted assignee entitled only to the Membership Economic Interests with respect to such Units in accordance with this Agreement, and shall not be entitled to the Membership Voting Interest with respect to such Units. In addition, such Person shall have no right to any information or accounting of the affairs of the Company, shall not be entitled to inspect the books or records of the Company, and shall not have any of the rights of a Member under the Act or this Agreement.

9.8    Admission of Substituted Members.    A transferee of Units shall only be admitted as a substituted Member if approved by the Directors in their sole discretion and if such transferee has complied with the following provisions:

(a)    The transferee of the Units shall, by written instrument in form and substance reasonably satisfactory to the Directors:

(i)	Accept and adopt the terms and provisions of this Agreement in writing, and

(ii)	Assume the obligations of the transferor Member under this Agreement with respect to the transferred Units. The transferor Member shall be released from all such assumed obligations except:

(x)	Those obligations or liabilities of the transferor Member arising out of a breach of this Agreement,

(y)
In the case of a Transfer to any Person other than a Member or any of its Affiliates, those obligations or liabilities of the transferor Member based on events occurring, arising or maturing prior to the date of Transfer, and

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(z)	In the case of a Transfer to any of its Affiliates, any Capital Contribution or other financing obligation of the transferor Member under this Agreement;

(b)     The transferee pays or reimburses the Company for all reasonable legal, filing, and publication costs that the Company incurs in connection with the admission of the transferee as a Member with respect to the Transferred Units; and

(c)    Except in the case of a Transfer involuntarily by operation of law, if required by the Directors, the transferee (other than a transferee that was a Member prior to the Transfer) shall deliver to the Company evidence of the authority of such person to become a Member and to be bound by this Agreement, and the transferee and transferor shall each execute and deliver such other instruments as the Directors reasonably deem necessary or appropriate to effect, and as a condition to, such Transfer.

9.9    Representations Regarding Transfers.

(a)    Each Member hereby covenants and agrees with the Company for the benefit of the Company and all members, that

(i)	It is not currently making a market in Units and will not in the future make a market in Units,

(ii)
It will not Transfer its Units on an established securities market, a secondary market (or the substantial equivalent thereof) within the meaning of Code Section 7704(b) (and any Regulations, proposed Regulations, revenue rulings, or other of initial pronouncements of the Internal Revenue Service or Treasury Department that may be promulgated or published thereunder),

(iii)	It will not Transfer any Units through a matching service that is not approved in advance by the Company, and

(iv)	It will not Transfer any Units to any Person unless such Person agrees to be bound by this Article IX and to Transfer such Units only to Persons who agree to be similarly bound.

(b)    Each Member hereby represents and warrants to the Company and the Members that such Member's acquisition of Units hereunder is made as principal for such Member's own account and not for resale or distribution of such Units. Each Member further hereby agrees that the following legend, as the same may be amended by the Directors in their sole discretion, may be placed upon any counterpart of this Agreement, the Articles, or any other document or instrument evidencing ownership of Units:

THE TRANSFERABILITY OF THE MEMBERSHIP UNITS REPRESENTED BY THIS CERTIFICATE IS RESTRICTED. SUCH UNITS MAY NOT BE SOLD, ASSIGNED, OR TRANSFERRED, NOR WILL ANY ASSIGNEE, VENDEE, TRANSFEREE OR ENDORSEE THEREOF BE RECOGNIZED AS HAVING ACQUIRED ANY SUCH UNITS FOR ANY PURPOSES, UNLESS AND TO THE EXTENT SUCH SALE, TRANSFER, HYPOTHECATION, OR ASSIGNMENT IS PERMITTED BY, AND IS COMPLETED IN STRICT ACCORDANCE WITH, THE TERMS AND CONDITIONS SET FORTH IN THE OPERATING AGREEMENT OF THE COMPANY AND AGREED TO BY EACH MEMBER.

THE UNITS REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR ANY STATE SECURITIES LAWS, AND MAY NOT BE SOLD, OFFERED FOR SALE, OR TRANSFERRED IN ABSENCE OF AN EFFECTIVE REGISTRATION OR EXEMPTION UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND UNDER APPLICABLE STATE SECURITIES LAWS.

9.10    Distribution and Allocations in Respect of Transferred Units.    If any Units are transferred during any Fiscal Year in compliance with this Article IX, Profits, Losses, each item thereof, and all other items attributable to the Transferred Units for such Fiscal Year shall be divided and allocated between the transferor and the transferee by taking into account their varying interest during the Fiscal Year in accordance with Code Section 706(d), using any conventions permitted by law and selected by the Directors. All distributions on or before the date of such Transfer shall be made to the transferor, and all distributions thereafter shall be made to the transferee. Solely for purposes of making such allocations and distributions, the Company shall recognize such Transfer to be effective as of the first day of the month following the month in which all documents to effectuate the Transfer have been executed and delivered to the Company, provided that, if the Company does not receive a notice stating the date such Units were transferred and such other information as the Directors may reasonably require within thirty (30) days after the end of the Fiscal Year during which the Transfer occurs, then all such items shall be allocated, and all distributions shall be made, to the Person who, according to the books and records of the Company, was the owner of the Units on the last day of such Fiscal Year.

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Neither the Company nor any Member shall incur any liability for making allocations and distributions in accordance with this Section 9.10, whether or not the Directors or the Company has knowledge of any Transfer of ownership of any Units.

9.11    Pledges.    If any Member pledges or otherwise encumbers all or any part of its Units as security for the payment of a Debt, any such pledge or hypothecation shall be made pursuant to a pledge or hypothecation agreement that requires the pledgee or secured party to be bound by all of the terms and conditions of this Article IX. If such pledgee or secured party becomes the Unit Holder hereunder pursuant to the exercise of such party's rights under such pledge or hypothecation agreement, such pledgee or secured party shall be bound by all terms and conditions of this Agreement and all other agreements governing the rights and obligations of Unit Holders. In such case, each pledgee or secured party, and any transferee or purchaser of the Units held by such pledgee or secured party, shall not have any Membership Voting Interest attached to such Units unless and until the Directors have approved in writing and admitted as a Member hereunder, such pledgee, secured party, transferee or purchaser of such Units.

SECTION 10. DISSOLUTION AND WINDING UP

10.1 Dissolution. The Company shall dissolve and shall commence winding up and liquidating upon the first to occur of any of the following (each a “Dissolution Event”): (i) the affirmative vote of a seventy-five per cent (75%) super majority in interest of the Membership Voting Interests to dissolve, wind up, and liquidate the Company; or (ii) the entry of a decree of judicial dissolution pursuant to the Act. The Members hereby agree that, notwithstanding any provision of the Act, the Company shall not dissolve prior to the occurrence of a Dissolution Event.

10.2 Winding Up. Upon the occurrence of a Dissolution Event, the Company shall continue solely for the purposes of winding up its affairs in an orderly manner, liquidating its assets, and satisfying the claims of its creditors and Members, and no Member shall take any action that is inconsistent with, or not necessary to or appropriate for, the winding up of the Company's business and affairs, PROVIDED that all covenants contained in this Agreement and obligations provided for in this Agreement shall continue to be fully binding upon the Members until such time as the Property has been distributed pursuant to this Section 10.2 and the Articles have been canceled pursuant to the Act. The Liquidator shall be responsible for overseeing the prompt and orderly winding up and dissolution of the Company. The Liquidator shall take full account of the Company's liabilities and Property and shall cause the Property or the proceeds from the sale thereof, to the extent sufficient therefore, to be applied and distributed, to the maximum extent permitted by law, in the following order: (a) First, to creditors (including Members and Directors who are creditors, to the extent otherwise permitted by law) in satisfaction of all of the Company's Debts and other liabilities (whether by payment or the making of reasonable provision for payment thereof), other than liabilities for which reasonable provision for payment has been made; and (b) Second, except as provided in this Agreement, to Members in satisfaction of liabilities for distributions pursuant to the Act; (c) Third, the balance, if any, to the Unit Holders in accordance with the positive balance in their Capital Accounts calculated after making the required adjustment set forth in clause (t) of the definition of Gross Asset Value in Section 1.10 of this Agreement, after giving effect to all contributions, distributions and allocations for all periods.

10.3 Compliance with Certain Requirements of Regulations; Deficit Capital Accounts. In the event the Company is “liquidated” within the meaning of Regulations Section 1.704-1(b)(2)(ii)(g), (a) distributions shall be made pursuant to this Section 10 to the Unit Holders who have positive Capital Accounts in compliance with Regulations Section 1.704-1(b)(2)(ii)(b)(2). If any Unit Holder has a deficit balance in his Capital Account (after giving effect to all contributions, distributions and allocations for all Fiscal Years, including the Fiscal Year during which such liquidation occurs), such Unit Holder shall have no obligation to make any contribution to the capital of the Company, with respect to such deficit, and such deficit shall not be considered a debt owed to the Company or to any other Person for any purpose whatsoever. In the discretion of the Liquidator, a pro rata portion of the distributions that would otherwise be made to the Unit Holders pursuant to this Section 10 may be: (a) Distributed to a trust established for the benefit of the Unit Holders for the purposes of liquidating Company assets, collecting amounts owed to the Company, and paying any contingent or unforseen liabilities or obligations of the Company. The assets of any such trust shall be distributed to the Unit Holders from time to time, in the reasonable discretion of the Liquidator, in the same proportions as the amount distributed to such trust by the Company would otherwise have been distributed to the Unit Holders pursuant to Section 10.2 hereof; or (b) Withheld to provide a reasonable reserve for Company liabilities (contingent or otherwise) and to reflect the unrealized portion of any installment obligations owed to the Company, provided that such withheld amounts shall be distributed to the Unit Holders as soon as practicable.

10.4 Deemed Distribution and Recontribution. Notwithstanding any other provisions of this Section 10, in the event the Company is liquidated within the meaning of Regulations Section 1.704-1(b)(2)(ii)(g) but no Dissolution Event has occurred, the Property shall not be liquidated, the Company's Debts and other liabilities shall not be paid or discharged, and the Company's affairs shall not be wound up.

10.5 Rights of Unit Holders. Except as otherwise provided in this Agreement, each Unit Holder shall look solely to the Property of the Company for the return of its Capital Contribution and has no right or power to demand or receive Property other than cash

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from the Company. If the assets of the Company remaining after payment or discharge of debts or liabilities of the Company are insufficient to return such Capital Contribution, the Unit Holders shall have no recourse against the Company or any other Unit Holder or Directors.

10.6 Allocations During Period of Liquidation. During the period commencing on the first day of the Fiscal Year during which a Dissolution Event occurs and ending on the date on which all of the assets of the Company have been distributed to the Unit Holders pursuant to Section 10.2 hereof (the “Liquidation Period”), the Unit Holders shall continue to share Profits, Losses, gain, loss and other items of Company income, gain, loss or deduction in the manner provided in Section 3 hereof.

10.7 Character of Liquidating Distributions. All payments made in liquidation of the interest of a Unit Holder in the Company shall be made in exchange for the interest of such Unit Holder in Property pursuant to Section 736(b)(1) of the Code, including the interest of such Unit Holder in Company goodwill.

10.8 The Liquidator. The “Liquidator” shall mean a Person appointed by the Directors to oversee the liquidation of the Company. Upon the consent of a majority in interest of the Members, the Liquidator may be the Directors. The Company is authorized to pay a reasonable fee to the Liquidator for its services performed pursuant to this Section 10 and to reimburse the Liquidator for its reasonable costs and expenses incurred in performing those services. The Company shall indemnify, save harmless, and pay all judgments and claims against such Liquidator, or any officers, Directors, agents or employees of the Liquidator in connection with the liquidation of the Company, including reasonable attorneys' fees incurred by the Liquidator, or any officers, Director, agent or employee in connection with the defense of any action based on any such act or omission, which attorneys' fees may be paid as incurred, except to the extent such liability or damage is caused by the fraud, intentional misconduct, or a knowing violation of the laws by the Liquidator which was material to the cause of action.

10.9 Forms of Liquidating Distributions. For purposes of making distributions required by Section 10.2 hereof, the Liquidator may determine whether to distribute all or any portion of the Property in-kind or to sell all or any portion of the Property and distribute the proceeds therefrom.

SECTION 11. MISCELLANEOUS

11.1 Notices. Any notice, payment, demand, or communication required or permitted to be given by any provision of this Agreement shall be in writing and shall be deemed to have been delivered, given, and received for all purposes (i) if delivered personally to the Person or to an officer of the Person to whom the same is directed, or (ii) when the same is actually received, if sent by regular or certified mail, postage and charges prepaid, or by facsimile, if such facsimile is followed by a hard copy of the facsimile communication sent promptly thereafter by registered or certified mail, postage and charges prepaid, addressed as follows, or to such other address as such Person may from time to time specify by notice to the Members and the Directors: (a) If to the Company, to the address determined pursuant to Section 1.4 hereof; (b) If to the Directors, to the address set forth on record with the Company; (c) If to a Member, either to the address set forth in the Membership Register or to such other address as has been provided in writing to the Company.

11.2 Binding Effect. Except as otherwise provided in this Agreement, every covenant, term, and provision of this Agreement shall be binding upon and inure to the benefit of the Members and their respective successors, transferees, and assigns.

11.3 Construction. Every covenant, term, and provision of this Agreement shall be construed simply according to its fair meaning and not strictly for or against any Member.

11.4 Headings. Section and other headings contained in this Agreement are for reference purposes only and are not intended to describe, interpret, define, or limit the scope, extent, or intent of this Agreement or any provision hereof.

11.5 Severability. Except as otherwise provided in the succeeding sentence, every provision of this Agreement is intended to be severable, and, if any term or provision of this Agreement is illegal or invalid for any reason whatsoever, such illegality or invalidity shall not affect the validity or legality of the remainder of this Agreement. The preceding sentence of this Section 11.5 shall be of no force or effect if the consequence of enforcing the remainder of this Agreement without such illegal or invalid term or provision would be to cause any Member to lose the material benefit of its economic bargain.

11.6 Incorporation By Reference. Every exhibit, schedule, and other appendix attached to this Agreement and referred to herein is incorporated in this Agreement by reference unless this Agreement expressly otherwise provides.

11.7 Variation of Terms. All terms and any variations thereof shall be deemed to refer to masculine, feminine, or neuter, singular or plural, as the identity of the Person or Persons may require.

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11.8 Governing Law. The laws of the State of Iowa shall govern the validity of this Agreement, the construction of its terms, and the interpretation of the rights and duties arising hereunder.

11.9 Waiver of Jury Trial. Each of the Members irrevocably waives to the extent permitted by law, all rights to trial by jury in any action, proceeding or counterclaim arising out of or relating to this Agreement.

11.10 Counterpart Execution. This Agreement may be executed in any number of counterparts with the same effect as if all of the Members had signed the same document. All counterparts shall be construed together and shall constitute one Agreement.

11.11 Specific Performance. Each Member agrees with the other Members that the other Members would be irreparably damaged if any of the provisions of this Agreement are not performed in accordance with their specific terms and that monetary damages would not provide an adequate remedy in such event. Accordingly, it is agreed that, in addition to any other remedy to which the nonbreaching Members may be entitled, at law or in equity, the nonbreaching Members shall be entitled to injunctive relief to prevent breaches of the provisions of this Agreement and specifically to enforce the terms and provisions hereof in any action instituted in any court of the United States or any state thereof having subject matter jurisdiction thereof.

IN WITNESS WHEREOF, the Members have approved this Third Amended and Restated Operating Agreement of the Company as of the date first set forth above.

IOWA RENEWABLE ENERGY, LLC

By: Larry Rippey
Its: President and CEO

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EXHIBIT “A”
DIRECTORS

Name	End of Term
Richard Gallagher	2012 Annual Meeting
Larry Rippey	2012 Annual Meeting
Michael Bohannan	2013 Annual Meeting
Mark Cobb	2013 Annual Meeting
Steven Powell	2013 Annual Meeting
John Heisdorffer	2014 Annual Meeting
Edwin Hershberger	2014 Annual Meeting

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EXHIBIT “B”
MEMBER SIGNATURE PAGE

ADDENDA
TO THE IOWA RENEWABLE ENERGY
THIRD AMENDED AND RESTATED OPERATING AGREEMENT

The undersigned does hereby represent and warrant that the undersigned, as a condition to becoming a Member in Iowa Renewable Energy, LLC, has received a copy of the Third Amended and Restated Operating Agreement of Iowa Renewable Energy, LLC, and, if applicable, all amendments and modifications thereto, and does hereby agree that the undersigned, along with the other parties to the Third Amended and Restated Operating Agreement, shall be subject to and comply with all terms and conditions of said Third Amended and Restated Operating Agreement in all respects as if the undersigned had executed said Third Amended and Restated Operating Agreement on the original date thereof and that the undersigned is and shall be bound by all of the provisions of said Third Amended and Restated Operating Agreement from and after the date of execution hereof.

Individuals:	Entities:

Name of Individual Subscriber (Please print)	Name of Entity (Please print)

Signature of Individual	Print Name and Title of Officer

Name of Joint Individual Subscriber (Please print)	Signature of Officer

Signature of Joint Individual Subscriber

Agreed and accepted on behalf of the Company and its Members:

IOWA RENEWABLE ENERGY, LLC

By:

Its:

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APPENDIX C

ANNUAL REPORT FOR THE FISCAL YEAR ENDED
SEPTEMBER 30, 2011 ON FORM 10-K

AND

QUARTERLY REPORT FOR THE FISCAL QUARTER ENDED
MARCH 31, 2012 ON FORM 10-Q

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 10-K

☒	Annual report pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934.

	For the fiscal year ended	September 30, 2011

OR

☐	Transition report pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934.

For the transition period from to .

COMMISSION FILE NUMBER 000-52428

IOWA RENEWABLE ENERGY, LLC
(Exact name of registrant as specified in its charter)

Iowa	20-3386000
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

1701 East 7th Street, P.O. Box 2, Washington, Iowa 52353
(Address of principal executive offices)

(319) 653-2890
(Registrant's telephone number, including area code)

Securities registered pursuant to Section 12(b) of the Act:
None.

Securities registered pursuant to section 12(g) of the Act:
Limited Liability Company Membership Units

Indicate by check mark if the registrant is a well-known seasoned issuer, as defined in Rule 405 of the Securities Act.
☐ Yes     ☒ No

Indicate by check mark if the registrant is not required to file reports pursuant to Section 13 or Section 15(d) of the Act.
☐ Yes     ☒ No

Indicate by check mark whether the registrant (1) has filed all reports required to be filed by Section 13 or 15(d) of the Securities Exchange Act of 1934 during the preceding 12 months (or for such shorter period that the registrant was required to file such reports), and (2) has been subject to such filing requirements for the past 90 days.
☒ Yes     ☐ No

Indicate by check mark whether the registrant has submitted electronically and posted on its corporate Web site, if any, every Interactive Data File required to be submitted and posted pursuant to Rule 405 of Regulation S-T (§232.405 of this chapter) during the preceding 12 months (or for such shorter period that the registrant was required to submit and post such files).
☒ Yes     ☐ No

Indicate by check mark if disclosure of delinquent filers pursuant to Item 405 of Regulation S-K (§229.405 of this chapter) is not contained herein, and will not be contained, to the best of registrant's knowledge, in definitive proxy or information statements incorporated by reference in Part III of this Form 10-K or any amendment to this Form 10-K. ☒

Indicate by check mark whether the registrant is a large accelerated filer, an accelerated filer, a non-accelerated filer, or a smaller reporting company. See the definitions of "large accelerated filer," "accelerated filer" and "smaller reporting company" in Rule 12b-2 of the Exchange Act:

Large Accelerated Filer ☐	Accelerated Filer ☐
Non-Accelerated Filer ☐	Smaller Reporting Company ☒

Indicate by check mark whether the registrant is a shell company (as defined in Rule 12b-2 of the Exchange Act).
☐ Yes     ☒ No

As of March 31, 2011, the aggregate market value of the membership units held by non-affiliates (computed by reference to the most recent offering price of the membership units) was approximately $25,056,000.

Indicate the number of shares outstanding of each of the registrant's classes of common stock, as of the latest practicable date:

As of January 13, 2012, there were 26,331 membership units outstanding.

DOCUMENTS INCORPORATED BY REFERENCE

The registrant has incorporated by reference into Part III of this Annual Report on Form 10-K portions of its definitive proxy statement to be filed with the Securities and Exchange Commission within 120 days after the close of the fiscal year covered by this Annual Report.

Forward Looking Statements

This report contains forward-looking statements that involve future events, our future performance and our expected future operations and actions. In some cases you can identify forward-looking statements by the use of words such as "may," "will," "should," "anticipate," "believe," "expect," "plan," "future," "intend," "could," "estimate," "predict," "hope," "potential," "continue," or the negative of these terms or other similar expressions. These forward-looking statements are only our predictions and involve numerous assumptions, risks and uncertainties, including, but not limited to those listed below and those business risks and factors described elsewhere in this report and our other Securities and Exchange Commission filings.

•Failure to comply with loan covenants contained in our financing agreements;
•Our ability to continue to export our biodiesel;
•The continued imposition of tariffs or other duties on biodiesel imported into Europe;
•Decreases in the demand for biodiesel;
•Actual biodiesel and glycerin production varying from expectations;
•Economic consequences of the domestic and global economic downturn;
•Availability and cost of products and raw materials, particularly soybean oil, animal fats, natural gas and methanol;
•Changes in the price and market for biodiesel and its co-products, such as glycerin;
•Our ability to market and our reliance on third parties to market our products;
•Changes in or elimination of governmental laws, tariffs, trade or other controls or enforcement practices such as:
◦national, state or local energy policy;
◦federal and state biodiesel tax incentives;
◦the RFS or other legislation mandating the use of biodiesel or other lubricity additives; or
◦environmental laws and regulations that apply to our plant operations and their enforcement;

•	Total U.S. consumption of diesel fuel;

•	Fluctuations in petroleum and diesel prices;

•	Changes in plant production capacity or technical difficulties in operating the plant;

•	Changes in our business strategy, capital improvements or development plans;

•	Results of our hedging strategies;

•	Competition with other manufacturers in the biodiesel industry;

•	Our ability to generate free cash flow to invest in our business and service our debt (and the flexibility of our lender in regards to our debt);

•	Our liability resulting from litigation;

•	Our ability to retain key employees and maintain labor relations;

•	Changes and advances in biodiesel production technology;

•	Competition from alternative fuels and alternative fuel additives;

•	Our ability to generate profits; and

•	Other factors described elsewhere in this report.

Our actual results or actions could and likely will differ materially from those anticipated in the forward-looking statements for many reasons, including the reasons described in this report. We are not under any duty to update the forward-looking statements contained in this report. We cannot guarantee future results, levels of activity, performance or achievements. We caution you not to put undue reliance on any forward-looking statements, which speak only as of the date of this report. You should read this report and the documents that we reference in this report and have filed as exhibits, completely and with the understanding that our actual future results may be materially different from what we currently expect. We qualify all of our forward-looking statements with these cautionary statements. Unless otherwise stated, references in this report to particular years or quarters refer to our fiscal years ended in September and the associated quarters of those fiscal years.

PART I

ITEM 1. BUSINESS

Business Development

On April 14, 2005, Iowa Renewable Energy, LLC was organized as an Iowa limited liability company. We began producing biodiesel on July 10, 2007.

We did not operate the biodiesel plant during the first quarter of our 2011 fiscal year due to uncertainty regarding biodiesel demand, however, we commenced operations at the end of the second quarter of our 2011 fiscal year and have been operating the biodiesel plant ever since. Our first biodiesel sales during our 2011 fiscal year occurred during April 2011. From our inception through September 30, 2011, we have generated accumulated losses of approximately $20.1 million. Following the end of our 2011 fiscal year, we have continued to operate the biodiesel plant and produce biodiesel and its co-products for sale.

Since February 2009, we have been involved in an arbitration with Renewable Energy Group (REG) who had previously provided us with management and operational services. The arbitration included claims we had against REG and counter-claims that REG brought against us. The arbitration was scheduled to start at the end of October 2011. On October 28, 2011, we entered into a settlement agreement with REG and dismissed the arbitration. As part of the dismissal of the arbitration, we agreed to negotiate with REG with respect to a long-term toll manufacturing arrangement with REG. We were not required to enter into an agreement with REG with respect to toll manufacturing in the event we secured a more favorable contract from another party.

On December 9, 2011, we gave notice to REG that we were proceeding with a long-term biodiesel production agreement with Gavilon, LLC (Gavilon) for production during calendar year 2012. Our agreement with Gavilon provides that we will purchase from Gavilon all of the feedstock that we require to produce biodiesel during calendar year 2012 and that we will sell all of the biodiesel we produce to Gavilon. This is an exclusive relationship where we have agreed not to produce biodiesel for any other customers during calendar year 2012. In exchange for this exclusive relationship, Gavilon has agreed to purchase a minimum amount of biodiesel from us during calendar year 2012 which equals approximately 50% to 70% of our total production capacity, depending on feedstock. In the event Gavilon does not purchase the minimum amount of biodiesel from us during any month, Gavilon has agreed to make a minimum cash payment to us. Management anticipates that the Gavilon agreement will allow us to recommence making payments on our long-term loan with our primary lender.

During our 2011 fiscal year, we had two loans outstanding with our primary lender, MLIC Asset Holdings, LLC ("MLIC"), a term loan and a revolving line of credit. Due to our lack of liquidity and poor operating conditions in the biodiesel industry, we were in default of our loans with MLIC throughout our 2010 fiscal year. As a result, we entered into a forbearance agreement with MLIC where it agreed to waive our non-compliance with our credit agreements until January 2, 2012 at which time all amounts outstanding on our loans with MLIC were scheduled to be due in full. On December 28, 2011, we entered into a term sheet with MLIC which provided for a restructuring of our term loan and a new revolving line of credit. On January 11, 2012, we entered into an agreement with MLIC to extend the maturity date of our term loan until January 5, 2013 subject to certain financial and nonfinancial covenants. We have also secured a $1 million line of credit and repaid the balance of our prior line of credit. Management believes that as a result of the agreement we executed with Gavilon and our agreement with MLIC, we will be in compliance with our credit agreements for the remaining quarters of our 2012 fiscal year. Pursuant to our agreement with MLIC, we will pay a variable interest rate on our term loan at a rate of 6% above on the one month London Interbank Offered Rate (LIBOR), adjusted monthly and we will pay 6% interest on our $1 million line of credit. Our agreement with MLIC is described in greater detail below in "Item 7. Management's Discussion and Analysis of Financial Condition and Results of Operations - Liquidity and Capital Resources."

We currently have a Management Services Agreement with WMG Services, LLC ("WMG"). Pursuant to our Management Services Agreement, WMG agreed to provide certain facility administration services; accounting services; and marketing, sales, feedstock sourcing and logistic services for us in exchange for a monthly asset utilization fee and a monthly performance fee. The Management Services Agreement is scheduled to expire on June 30, 2012.

During our 2011 fiscal year, the biodiesel industry was benefited by a tax incentive called the Volumetric Ethanol Excise Tax Credit ("VEETC"). This tax incentive is commonly referred to as the biodiesel blenders' credit. The biodiesel blenders' credit provided a $1 credit to fuel blenders for each gallon of biodiesel that they blended with petroleum based diesel. The biodiesel blenders' credit expired on December 31, 2011. However, management believes that so long as the biodiesel use requirements of the Federal Renewable Fuels Standard (RFS) continue, including the requirement specifically for biomass-based diesel, there will be demand for biodiesel and the price of biodiesel will remain at levels that will allow us to operate the biodiesel production facility, despite the expiration of the biodiesel blenders' credit. Further, due to our agreement with Gavilon, we anticipate being able to profitably operate the biodiesel plant during the rest of our 2012 fiscal year.

Principal Products and Markets

The principal products we produce are biodiesel and crude glycerin. Due to our current financial condition, we have been supplementing our ordinary production with toll manufacturing and other similar types of agreements which allow us to produce biodiesel without incurring the significant costs associated with purchasing feedstock. This has allowed us to maintain our liquidity and operate the biodiesel plant at a higher rate than we could if we were required to purchase feedstock for all of the biodiesel that we produce. Further, we have primarily produced biodiesel pursuant to established production contracts and have not produced biodiesel speculatively for the market. For calendar year 2012, we have entered into an exclusive biodiesel sales agreement with Gavilon, which has agreed to purchase a minimum amount of biodiesel from us or alternatively, make cash payments to us. Therefore, during the rest of our 2012 fiscal year, we anticipate only selling biodiesel to Gavilon.

Biodiesel

Biodiesel is a clean-burning alternative fuel produced from domestic, renewable resources. Biodiesel is primarily used in compression ignition (diesel) engines and biodiesel can also be used as home heating oil. Biodiesel is comprised of mono-alkyl esters of long chain fatty acids derived from vegetable oils or animal fats, that can be used as feedstock for our facility. A chemical process called transesterification removes the free fatty acids from the base oil and creates the desired esters. Transesterification is the reaction of vegetable oil or animal fat with an alcohol, such as methanol or ethanol, in the presence of a catalyst. The process yields four products: mono-alkyl ester (biodiesel), glycerin, feed quality fat, and methanol. The methanol can be used again in the process. Biodiesel can then be used in neat (pure) form, or blended with petroleum diesel.

Biodiesel's physical and chemical properties, as they relate to operations of diesel engines, are similar to petroleum-based diesel fuel. As a result, biodiesel, in its pure form or blended with petroleum diesel, may be used in most standard diesel engines without making any engine modifications. Biodiesel demonstrates greater lubricating properties, referred to as lubricity, than petroleum-based diesel. This could lead to less engine wear in the long-run as biodiesel creates less friction in engine components than petroleum-based diesel. Biodiesel also demonstrates greater solvent properties than petroleum-based diesel. With higher percentage blends of biodiesel, this could lead to break downs in certain rubber engine components such as seals. The solvent properties of biodiesel also can cause accumulated deposits from petroleum-based diesel in fuel systems to break down. This could lead to clogged fuel filters in the short-term. These problems are less prevalent in blends that utilize lower concentrations of biodiesel compared to petroleum-based diesel.

Glycerin

Glycerin is the primary co-product of biodiesel production. Glycerin is produced at a rate of approximately 10% of the quantity of biodiesel produced. Glycerin possesses a unique combination of physical and chemical properties that make it suitable for use in a wide variety of products. It is highly stable under typical storage conditions, compatible with a wide variety of other chemicals and comparatively non-toxic. Glycerin has many applications, including as an ingredient or processing aid in cosmetics, toiletries, personal care, drugs, and food products. Our glycerin, however, cannot be used in pharmaceutical products without further processing, and we do not have the capabilities to refine our glycerin into pharmaceutical quality. Our agreement with Gavilon does not include any of the glycerin we anticipate producing. As a result, we anticipate that we will be able to separately market the glycerin we produce which we anticipate will be an additional source of revenue from our operations.

Distribution Methods of Principal Products

Our products can be delivered by truck or rail. Our property is located approximately thirty-five miles from Interstate 80 and thirty miles from the Mississippi River. We have established rail service directly to the plant so that we are able to ship biodiesel to our customers by rail. Rail service is provided by the Canadian Pacific Railroad. We anticipate that during the remaining quarters of our 2012 fiscal year, Gavilon will coordinate shipment of the biodiesel that we produce and we will coordinate shipment of the other products that we anticipate producing.

New Products

We did not introduce any new products during our 2011 fiscal year and we do not anticipate introducing any new products during our 2012 fiscal year.

Competition in Biodiesel Industry

The products that we sell are commodity products where competition is typically based on price. In addition to price, consistent fuel quality is important to our customers along with delivery service to a lesser extent. Currently, there is significantly more biodiesel production capacity in the United States than there is biodiesel demand. This has led to many biodiesel producers ceasing operations or producing at a reduced rate. This has created even more competition in the biodiesel industry.

In addition to competition based on the products we sell, we also compete with other biodiesel producers with respect to raw material purchases. Biodiesel is typically produced using vegetable oils or animal fats. As biodiesel production has increased, demand for these feedstocks has increased along with increased prices for these raw materials. Since we anticipate producing biodiesel for Gavilon going forward and it has agreed to supply all of the feedstock that we require to produce biodiesel during calendar year 2012, we do not anticipate that our operations will be subject to the same competitive forces as we have experienced in the past. However, to the extent Gavilon cannot secure feedstock for us at reasonable prices, we may not produce biodiesel beyond the minimum production requirements in the Gavilon agreement which may negatively impact our profitability.

We believe that our plant competes favorably with other biodiesel producers due to the fact that we have the ability to pre-treat many different types of feedstock that are used to produce biodiesel. Some biodiesel production facilities only have the ability to use certain types of feedstock to produce biodiesel. Due to our pre-treatment capabilities, we may be able to produce biodiesel using lower cost feedstock that other biodiesel producers cannot use. This capability also makes us an attractive biodiesel production facility for toll manufacturing or similar type agreements.

We compete in the biodiesel industry with a few large producers who control a significant portion of the biodiesel production in the United States. Examples of the larger producers with which we compete are Archer Daniels Midland (ADM), Cargill, Ag Processing Inc. (AGP) and Renewable Energy Group (REG). These larger companies have more access to capital and have greater resources than we do. This may allow them to enter into more favorable biodiesel sales or feedstock purchase contracts that we can secure. This may also allow them to compete more effectively in the biodiesel industry than we are able. Further, some of these larger biodiesel producers also produce feedstock used to make biodiesel. This vertical integration may allow them to compete more favorably in the biodiesel industry than we are able to compete.

We also compete with other biodiesel producers in the sale of the biodiesel production co-products, including glycerin. Due to increased production of biodiesel, glycerin supplies in the United States have increased which has negatively affected the price of glycerin. The glycerin we produce is not refined glycerin which demands premium prices in the glycerin market. Certain biodiesel producers, such as Cargill and ADM, have expanded their glycerin refining capacities due to relatively higher prices for refined glycerin as compared to the price of crude glycerin. These biodiesel producers may therefore have a competitive advantage over plants like ours that do not have glycerin refining capabilities.

Sources and Availability of Raw Materials and Suppliers

Biodiesel Production Feedstock

Producing biodiesel requires feedstock, typically vegetable oils or animal fats, along with chemicals, water, electricity and natural gas. The single largest cost of producing biodiesel is the feedstock. Due to our current liquidity issues, we have been supplementing our biodiesel production through toll manufacturing and other similar agreements which allow us to avoid purchasing the feedstock necessary to produce biodiesel, and instead we produce biodiesel for other companies where they either purchase and deliver the feedstock we require or they bear the risk of feedstock price changes.

Pursuant to our agreement with Gavilon for our 2012 calendar year, Gavilon will be responsible for securing all of the feedstock necessary to operate our biodiesel plant. We have agreed to purchase all of the feedstock supplied by Gavilon and use it to produce biodiesel at our plant.

Utilities

Our biodiesel plant requires a significant and uninterrupted supply of electricity, natural gas and water to operate. We do not have any long term agreements for our utilities but receive them on a monthly invoice basis. We do not anticipate encountering any difficulty in securing the electricity, natural gas and water we need to operate.

Electricity. We require a significant supply of electricity to operate our plant. Alliant Energy supplies us with our electricity needs, on a monthly basis at variable rates.

Water and Sewer. We require a significant supply of water to operate our plant. The City of Washington supplies us with water, on a monthly basis at variable rates. We have entered into an agreement to have our wastewater handled by the cities of Cedar Rapids, Muscatine and Des Moines until the City of Washington has the capacity to handle our wastewater.

Natural Gas. We require a significant supply of natural gas. Alliant Energy supplies us with natural gas on a monthly basis at variable rates.

Rail. The Canadian Pacific Railroad supplies our plant with rail service.

Dependence on Customers

We entered into an agreement with Gavilon who will supply all of the feedstock necessary for us to produce biodiesel at the plant during calendar year 2012 and to purchase all of the biodiesel that we produce during the same period of time. Gavilon has agreed to purchase a minimum amount of biodiesel from us during our 2012 calendar year and if it fails to purchase that minimum amount of biodiesel, Gavilon has agreed to make a minimum cash payment to us in lieu of purchasing biodiesel. If Gavilon were to fail, we do not anticipate having any other contracts to purchase feedstock or sell biodiesel.

Government Approvals and Regulations

The United States biodiesel industry is benefited by numerous federal and state government programs and incentives. The most significant government programs and incentives that benefit the biodiesel industry are the Federal Renewable Fuels Standard (RFS) and the VEETC federal blenders' tax credit, which is frequently referred to as the biodiesel blenders' credit. Without these government programs and incentives, we may not be able to continue to profitably operate the biodiesel plant.

Federal Renewable Fuels Standard

The RFS is a federal program that requires a certain amount of renewable fuels, including biodiesel, to be used in the United States each year. The RFS requires that approximately 14 billion gallons of renewable fuels must be used in the United States during 2011 increasing to 15.2 billion gallons of renewable fuels in 2012. The RFS continues to increase incrementally to 36 billion gallons of renewable fuels by 2022. Further, on July 1, 2010, a change to the RFS was implemented which, among other provisions, specifically required the use of biomass-based diesel, which includes the biodiesel that we produce. This revised RFS is referred to RFS2. RFS2 required the use of 800 million gallons of biomass-based diesel in the United States in 2011 which increases to one billion gallons in 2012. This requirement creates a market for biodiesel which might disappear with the RFS2. Recently, there has been legislation introduced to either reduce or eliminate the renewable fuels use requirements in RFS2. While management does not believe that these pieces of legislation will be passed into law, if there is a change in the composition of Congress or a change of administration after the next United States Presidential election, it is possible that the RFS2 could be eliminated. If the RFS2 use mandates are reduced or eliminated, it may prevent us from profitably operating the biodiesel plant. Pursuant to RFS2, the EPA is charged with setting the amount of biomass-based diesel that is required to be used in 2013 and beyond. This ability of the EPA to adjust the amount of biomass-based diesel that is used is subject to a floor of one billion gallons. Recently, the EPA increased the biomass-based diesel requirement for 2013 to 1.28 billion gallons.

In addition to the specific requirement for use of biomass-based diesel discussed above, biodiesel can be used to meet other categories of renewable fuels under RFS2, specifically advanced biofuels. This may lead to an additional 500 million gallons of biodiesel demand during 2012. The demand that results from RFS2 may continue to lead to strong biodiesel demand in 2012 which management anticipates will support biodiesel prices and allow us to continue to operate the biodiesel plant.

In order to track compliance with RFS2, the EPA created a numbering system called the renewable identification number (RIN). Biodiesel producers who are registered with the EPA are required to generate RINs for each gallon of biodiesel produced. These RINs are typically sold along with the biodiesel so that certain fuel blenders who are required to use renewable fuels under RFS2 can redeem these RINs in order to comply with RFS2. However, it is possible to separate the RINs from the biodiesel that is produced and sell the RINs separately. The RINs have value to fuel blenders who use less renewable fuels than they are required to use under the RFS2. These fuel blenders can purchase RINs to meet their requirements under the RFS2 without actually using renewable fuels. This may occur in regions of the United States where it is impossible or impractical to use renewable fuels directly.

VEETC Biodiesel Blenders' Tax Credit

The American Jobs Creation Act of 2004 originally created the biodiesel blenders' excise tax credit under the VEETC. Known as the biodiesel blenders' credit, it provided a tax credit of $1.00 per gallon for biodiesel. The biodiesel blenders' credit expired on December 31, 2011 and management does not believe that it will be renewed. However, many in the biodiesel industry believe that due to the biodiesel use requirements in RFS2, demand for biodiesel will continue during 2012, despite the loss of the biodiesel blenders' credit.

State Programs

Several states have enacted various pieces of legislation that are designed to benefit the biodiesel industry, including production incentives or biodiesel use mandates. These state incentives may support biodiesel demand in the future, even if federal biodiesel use incentives or programs are repealed. We are directly benefited by a piece of legislation that Iowa adopted in May 2011. The Iowa law provides a biodiesel production incentive of $0.03 per gallon in 2012, $0.025 per gallon in 2013, and $0.02 per gallon in 2014, for each gallon of biodiesel produced in an Iowa biodiesel production facility. This biodiesel production incentive is capped at the first 25 million gallons of biodiesel produced per biodiesel production facility. Further, the Iowa law provides a credit for biodiesel retailers in Iowa. In 2012, retailers earn $0.02 per gallon for B2 blends, which is a fuel blend which contains 2% biodiesel and 98% diesel. The Iowa legislation also provides that in 2012, retailers can earn $0.045 per gallon for

B5 blends, which is a fuel blend that contains 5% biodiesel and 95% diesel. For 2013 through 2017, Iowa retailers earn $0.045 per gallon of B5.

Commodity Credit Corporation Bioenergy Program

The Farm, Nutrition and Bioenergy Act of 2008 reauthorized the Commodity Credit Corporation, or CCC, Bioenergy Program. The program provided $55.0 million in funding in both 2009 and 2010, $85.0 million in funding in 2011 and $105.0 million in funding in 2012 for producers of advanced biofuels derived from renewable biomass, including biodiesel, other than corn kernel. Biodiesel producers must apply for this credit and will be paid based on the quantity and duration of advanced biofuels production and on net non-renewable energy content of the advanced biofuel. Funding to a single eligible producer may be limited to ensure equitable distribution of funding. Producers with production capacity of less than 150 million gallons will be eligible for 95% of the funds provided under the program. We received approximately $385,000 in funds pursuant to the CCC Bioenergy Program in our 2011 fiscal year and we anticipate receiving additional funds in our 2012 fiscal year.

Future Legislation

Environmental regulations that may affect our company change frequently.  It is possible that the government could adopt more stringent federal or state environmental rules or regulations, which could increase our operating costs and expenses.  The government could also adopt federal or state environmental rules or regulations that may have an adverse effect on the use of biodiesel. Furthermore, the Occupational Safety and Health Administration (OSHA) governs our plant operations.  OSHA regulations may change such that the costs of the operation of the plant may increase.  Any of these regulatory factors may result in higher costs or other adverse effects on our operations, cash flows and financial performance. These adverse effects could decrease or eliminate the value of our units.

Research and Development

We do not conduct any research and development activities associated with the development of new technologies for use in producing biodiesel and glycerin.

Costs of Compliance with Environmental Laws

We are subject to extensive air, water and other environmental regulations and we have been required to obtain a number of environmental permits to construct and operate the plant. We have obtained all of the necessary permits for plant operations including air emissions permits, a NPDES Permit, storm water discharge permits, and boiler permits. During our 2011 fiscal year we spent approximately $20,000 on environmental costs. Any retroactive change in environmental regulations, either at the federal or state level, could require us to obtain additional or new permits or spend considerable resources complying with such regulations.

We are subject to oversight activities by the EPA. We have obtained an identification number from the EPA for any hazardous waste that may result from our production of biodiesel. There is always a risk that the EPA may enforce certain rules and regulations differently than Iowa's environmental administrators. Iowa or EPA rules are subject to change, and any such changes could result in greater regulatory burdens on plant operations. We could also be subject to environmental or nuisance claims from adjacent property owners or residents in the area arising from possible foul smells or other air or water discharges from the plant. Such claims could have an adverse result in court if we are deemed to engage in a nuisance that substantially impairs the fair use and enjoyment of real estate.

Employees

As of September 30, 2011 we had 20 full-time employees.

ITEM 1A. RISK FACTORS

You should carefully read and consider the risks and uncertainties below and the other information contained in this report. The risks and uncertainties described below are not the only ones we may face. The following risks, together with additional risks and uncertainties not currently known to us or that we currently deem immaterial could impair our financial condition and results of operations.

Risks Related to Our Business

We are experiencing liquidity issues which could require us to cease operations.  We are experiencing liquidity issues associated with the high cost of our raw materials, decreased demand for biodiesel, and the delay between when we purchase those raw materials and when we receive payments for sales of our finished products.  We recently restructured our long-term debt and entered into an agreement with Gavilon which will provide a minimum level of production at the plant during calendar year 2012. However, the outstanding balance of our long-term debt is due in full on January 5, 2013. Further, we may experience conditions which prevent us from operating profitably during our 2012 fiscal year and thereafter which may result in our failure which could decrease or eliminate the value of our units.

We have a history of losses and may not ever operate profitably. For the fiscal year ended September 30, 2011, we incurred a net loss of approximately $4.8 million. While we have entered into an agreement with Gavilon which provides for a minimum guaranteed amount of production or an equivalent cash payment for calendar year 2012, there is no assurance that we will be successful in our efforts to continue to operate the biodiesel plant. Further, we may not be able to secure a comparable agreement for calendar year 2013 if we cannot reach an agreement with Gavilon to renew the 2012 agreement. These factors may lead to our inability to continue to service our debt and operate the biodiesel plant profitably which could result in our failure which could decrease or eliminate the value of our units.

We anticipate being dependent on Gavilon in order to profitably operate the biodiesel plant. We recently entered into an agreement with Gavilon to sell all of the biodiesel that we produce at the plant during calendar year 2012. We have also agreed to purchase all of the feedstock that we require to produce biodiesel from Gavilon during calendar year 2012. As a result, we anticipate that nearly all of our revenue will be derived from sales of biodiesel to Gavilon. If Gavilon were to fail or if it does not purchase all of the biodiesel we produce, it may negatively impact our ability to profitably operate the biodiesel plant. Our inability to profitably operate the biodiesel plant may decrease or eliminate the value of our units.

We may be required to write down our long-lived assets and these impairment charges would adversely affect our operating results.  We account for the impairment of long-lived assets to be held and used in accordance with ASC Topic 360.  In accordance with ASC Topic 360, an asset (other than goodwill and indefinite-lived intangible assets) is considered impaired when estimated future cash flows are less than the carrying amount of the asset. In the event the carrying amount of such asset is not deemed recoverable, the asset is adjusted to its estimated fair value. Fair value is generally determined based upon estimated discounted future cash flows. At September 30, 2011, the carrying amount of our fixed assets is approximately $30.8 million. In determining if there has been an impairment, we have projected future cash flows based on our anticipated 2012 demand for biodiesel created by RFS2 along with our agreement with Gavilon. However, conditions in the biodiesel industry may change which may require us to adjust our cash flow projections. This change may require us to recognize an impairment of the value of our assets, which impairment could have a material adverse effect on our reported financial results for the period in which the charge is taken.

Our business is not diversified. Our success depends largely upon our ability to profitably operate our biodiesel plant. We do not have any other lines of business or other sources of revenue if we are unable to operate our biodiesel plant and manufacture biodiesel and its co-products. If biodiesel production becomes unprofitable, for example, with the loss of the biodiesel use mandates in RFS2, it may result in our failure which could decrease or eliminate the value of our units.

We have limited experience in the biodiesel industry, which increases the risk of our inability to operate the biodiesel plant. We are presently, and will likely continue to be, dependent upon our directors to manage our business. Most of our directors are experienced in business generally, but have limited experience in operating a biodiesel plant or in governing and operating a public company. In addition, certain directors on our board of directors are presently engaged in business and other activities that impose substantial demands on the time and attention of such directors. If we cannot recruit, hire and retain skilled management for our plant, and if our directors are unable to manage our operations, the value of our units may be decreased or eliminated.

We may incur costs to maintain the biodiesel plant which could negatively impact the value of our units. From time to time we need to perform maintenance on the biodiesel plant and we may be required to replace equipment at the plant which is damaged or worn out. These maintenance activities may result in additional capital expenditures for which we do not have sufficient cash. If we are unable to secure the capital we require to maintain the biodiesel plant, it may operate at less than full capacity or it may not operate at all. Any inability to maintain the biodiesel production facility could negatively impact the value of our units.

Changes in production technology could require us to commit resources to updating the biodiesel plant or could otherwise hinder our ability to compete in the biodiesel industry or to operate at a profit. We expect advances and changes in the technology of biodiesel production to occur. Such advances and changes may make our biodiesel production technology less desirable or obsolete. The plant is a single-purpose facility and likely has no use other than the production of biodiesel and associated products. Much of the cost of the plant is attributable to the cost of production technology which may be impractical or impossible to update. The value of our units could decline if changes in technology cause us to operate the plant at less than full capacity for an extended period of time or cause us to abandon our business. Further, more efficient technologies might be developed in the future that we cannot implement that would allow our competitors to produce biodiesel in a more cost effective manner than us.

Because our natural gas provider will not allow us to enter into forward contracts for our natural gas, we may pay higher prices for our natural gas than other biodiesel producers, which puts us at a competitive disadvantage and may increase our losses. Our natural gas provider does not allow us to enter into forward contracts for our natural gas, and management has determined that it is not feasible to use a different natural gas provider. Many biodiesel producers can and do enter into forward contracts for their natural gas, which may allow them to lock in their natural gas costs at a lower price. Our inability to enter into forward contracts for our natural gas may put us at a competitive disadvantage which may increase our losses.

Our operations may be negatively impacted by natural disasters, severe weather conditions and other unforeseen plant shutdowns which can negatively impact our operations. Our operations may be negatively impacted by events outside our control such as natural disasters, severe weather, strikes, train derailments and other unforeseen events which may negatively impact our operations. If we experience any of these unforeseen circumstances which negatively impact our operations, it may affect our cash flow and negatively impact the value of our units.

We may incur casualty losses which are not covered by insurance which could negatively impact the value of our units. We have purchased insurance which we believe adequately covers our losses from foreseeable risks. However, there are risks that we may encounter for which there is no insurance or for which insurance is not available on terms that are acceptable to us. If we experience a loss which materially impairs our ability to operate the biodiesel plant which is not covered by insurance, the value of our units may be negatively impacted.

Risks Related to Biodiesel Production

Decreases in the price of and demand for biodiesel may negatively impact our ability to profitably operate the biodiesel plant. Our operations depend on a favorable spread between the market price of biodiesel and the raw material costs associated with producing biodiesel. Recently, biodiesel production has been profitable, in part due to government incentives to produce biodiesel such as the biodiesel blenders' credit and RFS2. However, the biodiesel blenders' credit expired on December 31, 2011 and management anticipates it will not be renewed. This may impact the market price of biodiesel. While management believes that a market for biodiesel will continue to exist due to the renewable fuel use mandates in RFS2, if RFS2 is reduced or eliminated it may significantly reduce demand for biodiesel. If the spread between market biodiesel prices and the cost of the raw materials necessary to produce biodiesel shrink or become negative, we anticipate that we will not operate the biodiesel plant. This may result in our failure which may reduce or eliminate the value of our units.

Feedstock prices have been volatile which can negatively impact our ability to profitably operate the biodiesel plant. The cost of feedstock is the single largest cost associated with producing biodiesel. Feedstock prices have been volatile over the past several years and management anticipates that feedstock prices may continue to be volatile. This volatility may result in periods of time when biodiesel production is not profitable. While we have entered into an agreement with Gavilon to purchase all of the feedstock that we require to produce biodiesel at the plant, and there are certain minimum purchase requirements in the agreements, Gavilon may fail and we may not be able to secure feedstock from another provider which could negatively impact the value of our units. Further, our agreement with Gavilon only lasts through calendar year 2012. If this agreement is not renewed and we cannot find an alternate feedstock supplier, we may be unable to profitably operate the biodiesel plant.

If we are unable to maintain compliance with the requirements of our loans with MLIC, we may fail which could negatively impact the value of our units. We recently entered into an agreement with MLIC to restructure our current credit facilities. This agreement provides a new schedule of payments for calendar year 2012. Further, this agreement provides that the entire outstanding balance of our loans with MLIC is due in full on January 5, 2013. If we are unable to refinance our loans with MLIC prior to January 5, 2013 or extend this maturity date, we may be in default of our loans and MLIC could foreclose on all of our assets, including the biodiesel plant. Further, if we fail to maintain compliance with the financial and business covenants in our credit agreements with MLIC during calendar year 2012, we may also fail and MLIC may foreclose on our assets. If we fail to maintain compliance with our loans, the value of our units may decrease or be eliminated.

An investigation by the European Commission into whether the U.S. biodiesel industry has been engaging in unfair trade practices has led to the imposition of tariffs on biodiesel imported into Europe, which could result in further losses from our business. The European Commission conducted anti-subsidy and anti-dumping investigations on U.S. biodiesel imports into Europe. Based on complaints from the European Biodiesel Board (EBB), the European Commission claims that U.S. biodiesel producers, after claiming maximum U.S. subsidies for B99 biodiesel, have been dumping biodiesel in the European market, where it may also be eligible for European subsidies. The European Commission states that these factors have adversely affected the European biodiesel industry, causing adverse effects on the prices and market share of European biodiesel producers. The EBB claims that subsidized B99 exports are a trade practice that breaches World Trade Organization rules. The tariffs went into effect March 13, 2009 and the European Commission determined in July 2009 that the tariffs would be extended through 2014. These tariffs have virtually eliminated our ability to make profitable sales in Europe. This has reduced demand for biodiesel which could continue and may result in a decrease or elimination of the value of our units.

If the supply of biodiesel in the United States exceeds demand, it may result in a decrease in the market price of biodiesel which could impair our ability to profitably operate the biodiesel plant. Currently, there is more biodiesel production capacity in the United States than there is biodiesel demand. This has resulted in biodiesel producers reducing operating capacity or ceasing operations altogether. This situation may continue, despite recent demand increases associated with RFS2. If biodiesel supply and production capacity continue to exceed biodiesel demand, lower biodiesel prices may result which could negatively impact our ability to profitably operate the biodiesel plant and may negatively impact the value of our units.

Excess production of glycerin, the primary co-product of the biodiesel production process, may cause the price of glycerin to decline, thereby adversely affecting our ability to generate revenue from the sale of glycerin. It is estimated that every million gallons of biodiesel produced adds approximately another one hundred thousand gallons of crude glycerin into the market. As biodiesel production has increased, the glycerin market has become increasingly saturated, resulting in significant declines in the price of glycerin. In the past, biodiesel producers have been forced to give away glycerin they have produced or in some cases pay to dispose of the glycerin. While prices for glycerin have risen, they could decrease again in the future. If we are unable to secure a reasonable price for the glycerin we produce, it will negatively impact our ability to profitably operate the biodiesel plant which could reduce or eliminate the value of our units.

The biodiesel manufacturing industry is a feedstock limited industry. As more plants are developed and go into production there may not be an adequate supply of feedstock to supply the demands of the industry, which could threaten the viability of our plant. As more plants are developed and go into production, and as more existing plants expand their production capacities, there may not be an adequate supply of feedstock to supply the demand of the biodiesel industry. Consequently, the cost of feedstock may rise to the point where it threatens the viability of our plant. This is because there is little or no correlation between the cost of feedstock and the market price of biodiesel. We cannot pass along increased feedstock costs to our biodiesel customers because in order to stay competitive in the diesel industry, biodiesel must be competitively priced with petroleum-based diesel. Therefore, biodiesel prices fluctuate more in relation to petroleum-based diesel market prices then with feedstock market prices. If we experience a sustained period of high feedstock costs or reduced biodiesel prices, such pricing and costs may reduce our ability to generate revenues and our profit margins may significantly decrease or be eliminated.

The biodiesel industry is becoming increasingly competitive and we compete with some larger, better financed entities which could impact our ability to operate profitably. We face a competitive challenge from larger biodiesel plants and from biodiesel plants owned and operated by the companies that supply our inputs. These large biodiesel producers are capable of producing significantly greater quantities of biodiesel than the amount we expect to produce. Moreover, some of these producers may not face the same competition we do for inputs as the companies that own them are suppliers of the inputs. While we anticipate the agreements we entered into with Gavilon will allow us to operate the biodiesel plant during the 2012 calendar year, we may not be able to operate past that time. Further, in light of the competitive advantage of these larger biodiesel producers, the market price of biodiesel may be lower which could adversely affect our ability to generate profits and adversely affect our financial obligations.

We are at a disadvantage in marketing our glycerin because our plant cannot produce pharmaceutical grade glycerin, thereby decreasing the market for the glycerin we produce. A major use of glycerin is in the production of drugs. The glycerin our plant produces, however, is not pharmaceutical grade glycerin. This limits our ability to market the glycerin produced by our biodiesel plant. The glycerin we produce has to be purified in order for it to be used in pharmaceutical applications. Since the market in which we can sell our glycerin is limited, we might not be able to sell all of the glycerin we produce or we may not be able to sell our glycerin at a favorable price. If we cannot sell all of the glycerin we produce or cannot sell it at a favorable price, our ability to operate our biodiesel plant profitably might be adversely affected which could decrease the value of our units.

Concerns about fuel quality may impact our ability to successfully market our biodiesel. Industry standards impose quality specifications for biodiesel fuel. Actual or perceived problems with quality control in the industry may lead to a lack of consumer confidence in the product and hinder our ability to successfully market our biodiesel. An inability to successfully market our biodiesel will lead to decreased revenues and may adversely impact our ability to operate at all.

Seasonal demand decreases for biodiesel may negatively impact our operations. The chemical characteristics of biodiesel may make certain biodiesel less desirable during winter months due to the tendency of biodiesel to gel (or change from a liquid to a solid) at a lower temperature compared to petroleum-based diesel fuel. While management believes that provided the ratio of biodiesel to petroleum-based diesel is within an acceptable range, the ability to use biodiesel in cold weather climates is not compromised, some seasonal decreases in demand during the winter months may result. This may result in decreased biodiesel revenue during the winter months which could negatively impact our cash flow and our ability to profitably operate the biodiesel plant.

Automobile manufacturers and other industry groups have expressed reservations regarding the use of biodiesel, which could negatively impact our ability to market our biodiesel. Because it is still a relatively new product, the research on biodiesel use in automobiles and its effect on the environment is ongoing. Some industry groups, including the World Wide Fuel Charter, have recommended that blends of no more than 5% biodiesel be used for automobile fuel due to concerns about fuel quality, engine performance problems and possible detrimental effects of biodiesel on rubber components and other parts of the engine. Although some manufacturers have encouraged use of biodiesel fuel in their vehicles, cautionary pronouncements by others may impact our ability to market our product. In addition, studies have shown that nitrogen oxide emissions increase by 10% when pure biodiesel is used. Nitrogen oxide is the chief contributor to ozone or smog. New engine technology is available and is being implemented to eliminate this problem. However, these emissions may decrease the appeal of our product to environmental groups and agencies who have been historic supporters of the biodiesel industry, which may result in our inability to market our biodiesel.

Risks Related to Our Financing Plan

We have limited access to liquid funds which may impair our ability to operate the biodiesel plant at full capacity and may impact our ability to operate profitably. We have very limited access to cash in order to purchase raw materials and operate our business. As a result, we have been working to secure contracts with counter-parties, such as the agreement we executed with Gavilon, which allows us to reduce our raw materials costs so we can operate the biodiesel plant at a higher capacity. However, our lack of liquidity has impacted our operations and may continue to affect our ability to profitably operate the biodiesel plant. This may reduce or eliminate the value of our units.

We have had difficulty meeting the covenants in our credit agreements with MLIC which could result in our failure. We operated under a forbearance agreement with MLIC during our entire 2011 fiscal year and the first quarter of our 2012 fiscal year. Recently, we entered into an agreement with MLIC to restructure our credit facilities in a manner that management believes will allow us to remain in compliance with our loans during our 2012 fiscal year. However, the maturity date of our long-term loan is January 5, 2013. At that time we will either need to refinance our long-term loan or secure MLIC's consent to an extension of the agreement. If we are unable to extend the maturity date of our long-term loan past January 5, 2013, we may fail and MLIC may foreclose on our assets, including the biodiesel production facility. This may reduce or eliminate the value of our units.

Our credit agreements with MLIC contain restrictive covenants which we may violate which could result in our failure. Our loan agreements with MLIC contain restrictive covenants which, among other things, require us to maintain minimum levels of tangible net worth and cash flow ratios. These covenants restrict our ability to make distributions on the units without the prior consent of our lender. In addition, failure to comply with these covenants may constitute an event of default under our loan agreements. We are currently in compliance with all of our material loan covenants, however, we may default on these loan covenants in the future. If we default on our loan covenants and MLIC refuses to grant us a waiver of these covenant defaults, we may fail which could reduce or eliminate the value of our units.

We may be unable to raise additional capital in the event our funds from operations and our credit facilities are insufficient to fund our operations for the next twelve months. In the event that the board of directors deems it necessary to obtain additional capital in order to fund plant operations or to otherwise comply with the covenants contained in our financing agreements with our lender during the next 12 months, the board of directors may decide to attempt to issue additional membership units in our company through one or more private placements. In such event, however, there is no guarantee that such an offering of our membership units would be successful in raising the desired capital. Due to current market conditions in the biodiesel industry, we may not be able to attract sufficient numbers of investors to provide us with the necessary amount of additional capital. For the same reasons, we may be unable to obtain additional debt financing for operations in the event we cannot raise sufficient capital. In such event, we may be forced to shut down the plant, either temporarily or permanently, or we may be unable to comply with the loan covenants contained in our credit agreements with MLIC, which entitles our lender to accelerate payments under our credit agreements or foreclose on our assets, including the biodiesel production facility.

Our auditor has raised doubts about our ability to continue as a going concern and if we are unable to continue our business, our units may have little or no value. As discussed in the accompanying financial statements, we have generated accumulated losses of approximately $20.1 million since our inception, have experienced significant increases in our input costs and undertaken significant borrowings to finance the construction of our biodiesel plant. These liquidity issues raise doubts about our ability to continue as a going concern. See Note 7 to the financial statements. Further, our loan agreements with our lender contained covenants which we were not in compliance with as of September 30, 2011. However, on January 11, 2012 our lender waived these violations and entered into a new agreement which extends the maturity date of the debt through January 5, 2013. In the event our lender declared a default under the Loan Agreement and elected to accelerate our payments or take possession of our assets securing the loans, we may be forced to shut down the plant and our members could lose some or all of their investment. These factors have raised doubts as to our ability to continue as a going concern.

Risks Related to Regulation and Governmental Action

RFS2 may be reduced or eliminated which could significantly impact the demand for and market price of biodiesel which could result in our failure. The biodiesel industry is currently benefited by the biodiesel use requirements in RFS2 which has created demand for biodiesel which may disappear without this government incentive. Recently, there has been legislation introduced in Congress which seeks to reduce or eliminate the renewable fuels mandates in the RFS2. While management believes that these pieces of legislation do not have sufficient support to be enacted into law, the composition of Congress and the White House may change in the future which could result in the decrease or elimination of RFS2. If this were to occur, demand for biodiesel may be significantly affected and we may fail. If we fail, the value of our units may be reduced or eliminated.

Loss of the biodiesel blenders' credit may negatively impact our ability to profitably operate the biodiesel plant. The biodiesel blenders' credit of $1.00 per gallon of biodiesel which is blended with petroleum-based gasoline expired on December 31, 2011. While management believes that the minimum biodiesel use requirements of the RFS2 will result in demand for biodiesel, even after the expiration of the biodiesel blenders' credit, demand for biodiesel may be lower than it otherwise would be if the credit was still in existence. If we are unable to compete due to the loss of the biodiesel blenders' credit or other negative market factors, we may fail which could decrease or eliminate the value of our units.

State incentives for biodiesel may be repealed which may negatively impact demand for biodiesel. Biodiesel demand and the market price of biodiesel is currently benefited by state incentives to produce and sell biodiesel. These state incentives include state biodiesel use mandates, tax credit and retailer incentives. If these state incentives were to be eliminated, especially incentives for biodiesel producers located in Iowa, our ability to profitably operate the biodiesel plant may be negatively impacted which could decrease or eliminate the value of our units.

A change in environmental regulations or violations thereof could result in the devaluation of our units. We are subject to extensive air, water and other environmental regulations. We have obtained all of the permits required to construct the plant and have obtained all the permits currently required to operate the plant. Environmental laws and regulations, both at the federal and state level, are subject to change and changes can be made retroactively. Consequently, even if we have the proper permits at the proper time, we may be required to spend considerable resources to comply with future environmental regulations or new or modified interpretations of those regulations, which may increase our losses and could reduce or eliminate the value of our units.

ITEM 2. PROPERTIES

Our property consists primarily of the biodiesel plant and the real estate upon which the plant sits in Washington, Iowa. All of our operations are located at our biodiesel plant site. Our property meets our current needs to operate our business and produce biodiesel and its co-products for sale.

All of our tangible and intangible property, real and personal, serves as the collateral for the debt financing with MLIC Assets Holdings, LLC (MLIC). Money borrowed under the Iowa Department of Economic Development loan is also secured by substantially all of our assets, but is subordinate to the agreements with MLIC.

ITEM 3. LEGAL PROCEEDINGS

In February 2009, we gave notice to REG that it had breached our management and operational services agreement (MOSA) in a variety of manners and requested the annual review of the MOSA, as provided for in the MOSA. After not receiving requested information and being unable to resolve any disputes, in June 2009, we gave notice to REG that we intended to proceed with arbitration to resolve disputes arising under the MOSA. The arbitration was originally set for August 22, 2011 through September 2, 2011 in Des Moines, Iowa. However, the arbitration was continued until October 31, 2011 through November 11, 2011. Prior to arbitration, we reached a settlement agreement with REG. We agreed to dismiss the arbitration and REG agreed to dismiss its counterclaims. The parties also agreed to attempt to negotiate a long-term toll manufacturing agreement with REG. We were not required to enter into an agreement with REG with respect to toll manufacturing in the event we secured a more favorable contract from another party. We recently gave REG notice that we were proceeding with a more favorable long-term biodiesel manufacturing agreement and therefore have satisfied our obligations under the settlement agreement.

ITEM 4. (REMOVED AND RESERVED)

PART II

ITEM 5. MARKET FOR REGISTRANT'S COMMON EQUITY, RELATED MEMBER MATTERS AND ISSUER PURCHASES OF EQUITY SECURITIES

Market Information

There is no public trading market for our units. We have created a private qualified online matching service in order to facilitate trading of our units, however; as of the date of this report no trades have been completed on our private qualified online matching service. Our online matching service consists of an electronic bulletin board that provides information to prospective sellers and buyers of our units. We do not receive any compensation for creating or maintaining the matching service. We do not become involved in any purchase or sale negotiations arising from our qualified matching service. In advertising our qualified matching service, we do not characterize Iowa Renewable Energy as being a broker or dealer or an exchange. We do not give advice regarding the merits or shortcomings of any particular transaction. We do not receive, transfer or hold funds or securities as an incident of operating the online matching service. We do not use the bulletin board to offer to buy or sell securities other than in compliance with the securities laws, including any applicable registration requirements. We have no role in effecting the transactions beyond approval, as required under our amended and restated operating agreement, and the issuance of new certificates. So long as we remain a public reporting company, information about the Company will be publicly available through the SEC's filing system. However, if at any time we cease to be a public reporting company, we anticipate continuing to make information about the Company publicly available on our website.

Unit Holders

As of January 13, 2012, we had approximately 614 unit holders of record.

Distributions

We have not declared or paid any distributions on our units. Our board of directors has complete discretion over the timing and amount of distributions to our unit holders, subject to certain restrictions in our credit agreement with MLIC and restrictions contained in Iowa law. However, our second amended and restated operating agreement requires the board of directors to endeavor to make cash distributions at such times and in such amounts as will permit our unit holders to satisfy their income tax liability in a timely fashion.

Equity Compensation Plans

We do not have any equity compensation plans under which equity securities of Iowa Renewable Energy are authorized for issuance.

Sale of Unregistered Securities

We did not make any sales of equity securities that were unregistered during the fiscal year ended September 30, 2011.

Repurchases of Equity Securities

Neither we, nor anyone acting on our behalf, has repurchased any of our outstanding units.

ITEM 6. SELECTED FINANCIAL DATA

We are a smaller reporting company as defined by Rule 12b-2 of the Securities Exchange Act of 1934 and are not required to provide information under this item.

ITEM 7.    MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS

This report contains forward-looking statements that involve future events, our future performance and our expected future operations and actions. In some cases you can identify forward-looking statements by the use of words such as "may," "will," "should," "anticipate," "believe," "expect," "plan," "future," "intend," "could," "estimate," "predict," "hope," "potential," "continue," or the negative of these terms or other similar expressions. These forward-looking statements are only our predictions and involve numerous assumptions, risks and uncertainties. Our actual results or actions may differ materially from these forward-

looking statements for many reasons, including the reasons described in this report. We are not under any duty to update the forward-looking statements contained in this report. We cannot guarantee future results, levels of activity, performance or achievements. We caution you not to put undue reliance on any forward-looking statements, which speak only as of the date of this report. You should read this report and the documents that we reference in this report and have filed as exhibits, completely and with the understanding that our actual future results may be materially different from what we currently expect. We qualify all of our forward-looking statements by these cautionary statements.

Results of Operations for the Fiscal Years Ended September 30, 2011 and 2010

The following table shows the results of our operations and the approximate percentage of revenues, costs of sales, operating expenses and other items to total revenues in our statements of operations for the fiscal years ended September 30, 2011 and September 30, 2010:

	Fiscal Year Ended		Fiscal Year Ended
	September 30, 2011		September 30, 2010
Statement of Operations Data	Amount	Percent	Amount	Percent
Revenues	$32,680,420	100.0%	$9,234,866	100.0%
Cost of Sales	34,554,491	105.7%	12,070,190	130.7%
Gross (Loss)	(1,874,071)	(5.7)%	(2,835,324)	(30.7)%
Operating Expenses	849,489	2.6%	887,187	9.6%
Operating (Loss)	(2,723,560)	(8.3)%	(3,722,511)	(40.3)%
Other Income	385,649	1.2%	460,104	5.0%
Interest Expense	(2,490,717)	(7.6)%	(1,109,649)	(12.0)%
Net (Loss)	$(4,828,628)	(14.8)%	$(4,372,056)	(47.3)%

Revenues

The following table shows the sources of our revenue for the fiscal years ended September 30, 2011 and September 30, 2010.

	Fiscal Year Ended		Fiscal Year Ended
	September 30, 2011		September 30, 2010
Revenue Source	Amount	% of Revenues	Amount	% of Revenues
Biodiesel Sales	$28,484,617	87.16%	$8,820,946	95.52%
Co-product Sales	627,200	1.92%	226,288	2.45%
Federal Incentives	1,260,188	3.86%	187,632	2.03%
RINs	2,305,973	7.06%	—	—%
Other Revenue	2,442	0.01%	—	—%
Total Sales Revenue	$32,680,420	100.00%	$9,234,866	100.00%

Our primary sources of revenue are sales of biodiesel, sales of co-products such as glycerin and soap-stocks, federal and state biodiesel production incentives and sales of RINs. We generated significantly more revenue during our 2011 fiscal year compared to our 2010 fiscal year due to increased production at the biodiesel plant. We sold more gallons of biodiesel during our 2011 fiscal year compared to our 2010 fiscal year. During our 2011 fiscal year, we supplemented our production by entering into toll manufacturing contracts in order to minimize the amount of cash we used to purchase raw materials which helped us to maintain liquidity. Due to our limited working capital during our 2011 fiscal year, we could not operate at full capacity if we were required to purchase all of the feedstock necessary to produce biodiesel. In addition, we increased the amount of revenue that we generated from co-product sales during our 2011 fiscal year compared to the same period of 2010. We also generated significantly more revenue from federal and state production incentives during our 2011 fiscal year compared to the same period of 2010, primarily due to increased production of biodiesel during our 2011 fiscal year. We also generated revenue during our 2011 fiscal year related to sales of RINs. We did not have any revenue from RINs sales during our 2010 fiscal year and we do not anticipate having any revenue from RINs during our 2012 fiscal year. We had revenue from RINs in our 2011 fiscal year due to the fact that we were required to purchase biodiesel in the market in order to satisfy certain contracts that we had in place during March, April and May of 2011 which we could not completely fill. As a result, we were allowed to sell the RINs associated with this purchased biodiesel separately which resulted in additional revenue during our 2011 fiscal year.

The biodiesel blenders' credit expired on December 31, 2011 and management does not anticipate that this biodiesel production incentive will be renewed. Management believes that the loss of this tax incentive could negatively impact biodiesel demand and prices going forward, however, management also believes that due to the mandatory biodiesel use requirements of the Renewable Fuels Standard (RFS), there will continue to be demand for biodiesel during our calendar year 2012, despite the loss of the biodiesel blenders' credit. We have entered into an agreement with Gavilon which provides a minimum level of production during the 2012 calendar year which we believe will positively impact our revenue during that period. The minimum purchase requirement equals approximately 50% to 70% of our total production capacity depending on which feedstocks are used. Management believes that the Gavilon contract will allow us to operate at a profit during our 2012 fiscal year and will allow us to recommence making payments on our long-term loan with MLIC.

Cost of Sales

Our cost of sales was significantly higher for our 2011 fiscal year compared to the same period of 2010 due to increased raw material costs. These higher raw material costs were due to our increased production of biodiesel along with higher raw material prices during the 2011 period. For our 2012 fiscal year, we anticipate continued volatility in feedstock costs. However, due to our feedstock procurement agreement with Gavilon, we anticipate that we will be able to purchase feedstock at prices that will allow us to profitably operate the biodiesel plant. Further, management anticipates that our cost of sales, other than feedstock costs, will remain stable in our 2012 fiscal year which based on current management projections will allow us to profitably operate during our 2012 fiscal year. However, if we were to experience significantly higher feedstock costs, especially if biodiesel prices do not increase comparatively, we may not produce more biodiesel than the minimum requirements in the Gavilon agreement which could limit our profitably. In addition, if Gavilon fails, we may not be able to profitably operate the biodiesel plant without the guaranteed minimums in the Gavilon agreement.

Operating Expense

Our operating expenses were lower for our 2011 fiscal year compared to the same period of 2010 due to cost cutting measures we implemented in order to maintain our liquidity. These operating expenses represented a smaller percentage of our total revenue during our 2011 fiscal year compared to the same period of 2010 due to the fact that we had more revenue during the 2011 fiscal year.

Interest Expense

Interest expense increased to $2,490,717 for the fiscal year ended ended September 30, 2011 compared to $1,109,649 during the same period in 2010. Our interest expense increased due to increased borrowing on our revolving line of credit and the higher interest rates we are paying on our loans as a result of our forbearance agreements with MLIC.

Changes in Financial Condition for the Fiscal Years Ended September 30, 2011 and September 30, 2010

The following table highlights the changes in our financial condition for the fiscal years ended September 30, 2011 and 2010:

	September 30, 2011	September 30, 2010
Current Assets	$11,151,527	$1,233,887
Net Property and Equipment	30,763,055	33,376,312
Other Assets	816	1,068,462
Current Liabilities	14,296,932	27,769,336
Long-Term Liabilities	24,537,769	—
Members' Equity	3,080,697	7,909,325

Assets

Our current assets were higher at September 30, 2011 compared to September 30, 2010 primarily related to our increased accounts receivable, inventory and prepaid and other assets as of September 30, 2011. This increase in our accounts receivable and inventory was due to the fact that we were operating the biodiesel plant as of September 30, 2011 and we were not operating as of September 30, 2010. The increase in our prepaid and other assets at September 30, 2011 compared to September 30, 2010 was due to payments we made for inventory, including feedstock and chemicals. We had no amount due from our commodities broker as of September 30, 2011 because we did not have any derivative instrument positions as of September 30, 2011. Our property and equipment was lower at September 30, 2011 compared to September 30, 2010 because of depreciation. The cash we had in our restricted cash account in other assets was lower at September 30, 2011 compared to September 30, 2010 because our lender has used that cash to make payments on our credit facilities. We continue to amortize the costs associated with our credit facilities which decreased the value of our other assets at September 30, 2011 compared to September 30, 2010.

Liabilities

Our current liabilities were lower at September 30, 2011 compared to September 30, 2010 because we reclassified our term loan as long-term debt at September 30, 2011 due to our recent extension agreement with MLIC which provided a maturity date of January 5, 2013 for our loans. Offsetting this decrease was increased borrowing on our line of credit due to raw material purchases we made in order to produce biodiesel and operate the plant. Our accounts payable was also higher at September 30, 2011 compared to September 30, 2010 because we were operating the biodiesel plant as of September 30, 2011 and we had no operations at September 30, 2010.

Liquidity and Capital Resources

Liquidity and Capital Resources

We have very limited access to liquid assets that we can use to purchase raw materials and operate our plant. Our only sources of liquidity are cash from our operations, including payments we expect to receive from Gavilon pursuant to our biodiesel production agreement and our $1 million line of credit with Washington State Bank and Federation Bank. We do not have sufficient liquid assets in order to operate the biodiesel plant at capacity for the next 12 months. In order to preserve our liquidity, we may be required to reduce plant operations or cease operating altogether at times when we do not have sufficient liquid assets to continue to operate the biodiesel plant. Management continues to work to maximize the value of our liquid assets so we can continue to operate the biodiesel plant. We do not anticipate making any significant capital expenditures in the near term that are not necessary to continue operating the biodiesel plant.

Cash Flow from Operating Activities

Our operating activities used approximately $6,920,000 in cash for our 2011 fiscal year. During the comparable period of 2010, our operating activities provided us approximately $2,044,000 in cash. The primary difference between the two periods was that we had a smaller net loss during the 2010 period and our accounts receivable and inventory were decreasing during the 2010 period while our accounts receivable and inventory were increasing during the 2011 period.

Cash Flow from Investing Activities

We used cash from investing activities during our 2011 fiscal year due to debt payments made from our restricted cash and capital we used for general maintenance of the biodiesel plant. During the comparable period of 2010, the amount we were required to maintain in our restricted cash account decreased and we used the cash in our operations. We had a comparable amount of capital investments during our 2010 fiscal year compared to our 2011 fiscal year.

Cash Flow from Financing Activities

Our financing activities provided us a significant amount of cash during our 2011 fiscal year due to funds we received from our revolving line of credit. Due to our forbearance agreements with MLIC, we did not make any significant payments on our long-term debt during our 2011 fiscal year. During our 2010 fiscal year, we used a significant amount of cash related to our financing activities due to payments we made on our long-term debt. We did not have a line of credit during our 2010 fiscal year.

Short-Term and Long-Term Debt Sources

During our 2011 fiscal year, we had two loans outstanding with our primary lender MLIC, a $6 million revolving line of credit and a term loan which was used to finance the construction and start-up of the biodiesel plant. On January 11, 2012, we entered into a restructured credit agreement with MLIC which provides for an extension of the maturity date of our term loan until January 5, 2013. Our restructured credit agreement with MLIC provided for new financial covenants which management believes we will satisfy for the rest of our 2012 fiscal year. In addition to the MLIC loan, we executed a new $1 million line of credit with Washington State Bank and Federation Bank.

The term loan was used to finance the construction and start-up operations of our biodiesel plant. Currently, the maturity date of the term loan is January 5, 2013. Interest accrues pursuant to the term loan at a variable rate of 6% above the one month London Interbank Offered Rate (LIBOR). We are required to commence making monthly principal and interest payments of $350,000 on the term loan starting in February 2012 and continuing until maturity. The term loan will also be subject to an additional principal payment based on our earnings before taxes, depreciation and amortization in excess of $300,000 per month. As of September 30, 2011, the outstanding balance of the term loan was approximately $27,421,000 and the term loan accrued interest at a rate of 6.22% per year.

In addition to the term loan, during our 2011 fiscal year we had a $6 million revolving line of credit loan. This revolving line of credit was used to finance raw material purchases. Interest accrued on the revolving line of credit at a variable rate of 12% above the one month LIBOR. As of September 30, 2011, the outstanding balance of the revolving line of credit was approximately $5,974,000 and we had approximately $26,000 available to be drawn. As of September 30, 2011, the revolving line of credit accrued interest at a rate of 12.22% per year. On January 11, 2012, we entered into a new $1 million revolving line of credit and the entire balance of our prior line of credit was repaid. The maturity date of the $1 million revolving line of credit is January 5, 2013. Interest accrues on the line of credit at a fixed rate of 6% per year.

Covenants

Our loan agreements with MLIC contain various covenants and financial ratios. As of September 30, 2011, we were out of compliance with each of our material financial covenants and ratios due to our current financial condition and the fact that we have not been operating the biodiesel plant at full capacity. Pursuant to various agreements we executed with MLIC, it agreed to forbear from exercising its remedies under the loan agreements until January 2, 2012. We subsequently agreed to restructure our credit agreements with MLIC in order to address the expiring forbearance. Our material financial covenant in effect during our 2011 fiscal year was our tangible net worth covenant. As of the end of our 2011 fiscal year, we were required to maintain tangible net worth of $5 million. As of September 30, 2011, we had tangible net worth of approximately $3.1 million.

Management attributes our previous inability to satisfy our financial covenants and ratios with unfavorable operating conditions in the biodiesel industry. Due to our restructured credit agreements with MLIC, we have new financial ratios and covenants that we must satisfy. Starting on January 11, 2012, we are required to maintain tangible net worth of at least $2 million through June 30, 2012 and at least $2.25 million from July 1, 2012 until the maturity date of the loans on January 5, 2013. We are also required to maintain a cash flow coverage ratio, as defined in our amended credit agreement, on a monthly basis of 1.00 to 1.00 starting in February 2012. Management anticipates that we will be in compliance with our material financial covenants for the rest of our 2012 fiscal year as a result of our restructured credit agreements.

Grants and Government Programs

In 2006, we entered into a loan with the Iowa Department of Economic Development for $400,000. This loan is part of the Iowa Department of Economic Development's Value Added Program. One hundred thousand dollars of the loan is forgivable (and has been forgiven) and the remaining $300,000 of principal amount does not bear interest. We recently requested and were granted a six-month waiver on payments pursuant to this loan. This waiver began in January 2011. In order to receive this waiver, we agreed to pay interest at an annual rate of 6.0% on the outstanding balance of the loan. The balance at September 30, 2011 was $55,000.

On May 14, 2007, we entered into a Railroad Revolving Loan and Grant Program Agreement with the Iowa Department of Transportation for a grant of up to $168,000 (or 13.3% of the cost for the railroad project, whichever is less) and a loan amount of up to $132,000 (or 10.5% of the cost for the railroad project, whichever is less).  Interest on the loan amount accrues at a rate of 3.67% per year for five years. We made our first payment under this loan in December 2008.  The balance at September 30, 2011 was approximately $224,000.

Distribution to Unit Holders

As of September 30, 2011, the board of directors of the Company had not declared or paid any distributions.

Critical Accounting Estimates

Management uses estimates and assumptions in preparing our financial statements in accordance with generally accepted accounting principles. These estimates and assumptions affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities and the reported revenues and expenses.

Revenue Recognition

Revenue from the production of biodiesel and glycerin is recorded when title transfers to customers. Biodiesel and glycerin are generally shipped FOB from the plant.

Derivative Instruments and Hedging Activities

Accounting Standards Codification (ASC) Topic 815, Derivatives and Hedging Activities, or ASC 815, requires a company to evaluate its contracts to determine whether the contracts are derivatives. Certain derivative contracts may be exempt under ASC 815 as normal purchases or normal sales, which are contracts that provide for the purchase or sale of something other than a financial instrument or derivative instrument that will be delivered in quantities expected to be used or sold over a reasonable period in the normal course of business. Our forward contracts related to the purchase of soy oil that we enter into from time to time are considered normal purchases and, therefore, are exempted from the accounting and reporting requirements of ASC 815.

Impairment of Long-Lived Assets

We review long-lived assets, including property and equipment for impairment in accordance with ASC Topic 360, Property, Plant, and Equipment. Long-lived assets are reviewed for impairment annually or whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable. In accordance with our policy we have estimated that the future undiscounted cash flows from operations of this facility exceed its carrying value at September 30, 2011, therefore no impairment loss was recognized.

The estimate of cash flows that are used in the impairment analysis requires judgment regarding what we would expect to recover from the future use of the asset. Changes in judgment that could significantly alter the calculation of the recoverable amount of the asset may result from, but are not limited to, profitability of, and continuance of the Gavilon agreement, significant changes in the regulatory environment, the business climate, management's plans, legal factors, the future price of feedstock inputs in relation to the future price of biodiesel and the overall pricing and demand for biodiesel. Changes in the assumptions used within the analysis can have a significant effect on the determination of impairment given the sensitivity of the analysis and the projected long life of the asset.

Recently, the biodiesel blenders' credit was allowed to expire and management does not anticipate that it will be renewed. However, due to certain biodiesel use requirements in RFS2 and state requirements, management anticipates continued demand for biodiesel. In 2012, RFS2 requires the use of 1 billion gallons of biomass-based diesel, which primarily will be satisfied using biodiesel. Further, for 2013 the biodiesel use requirement under RFS2 will increase to 1.28 billion gallons. Our projections are based upon the anticipated demand that will be created by RFS2 along with our agreement with Gavilon. RFS2 requires that the biomass-based diesel requirement of the RFS2 will not be less than 1.0 billion per year through 2022. After 2022, future rulemaking by the EPA will set the minimum levels of biodiesel. Further, biodiesel is an advanced biofuel by designation and the minimum requirement under RFS2 by 2022 of advanced biofuel is 21.0 billion gallons per year. Biodiesel can be used to meet that obligation. As a result of the plant being able to utilize multiple feedstock sources, we believe that we are positioned nicely on the supply curve and will be one of the earlier plants to meet capacity requirements when the market opens. If we fail to see these economic improvements and feedstock prices continue to display intense volatility that are not recoverable in the pricing structure, then there could be significant adjustments to our projections which could lead to a future impairment charge.

Off-balance Sheet Arrangements

We have no off-balance sheet arrangements.

IITEM 7A.    QUANTITATIVE AND QUALITATIVE DISCLOSURES ABOUT MARKET RISK.

The Company is not required to include this information due to its status as a smaller reporting company.

ITEM 8.    FINANCIAL STATEMENTS AND SUPPLEMENTARY DATA

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Members
Iowa Renewable Energy, LLC

We have audited the accompanying balance sheets of Iowa Renewable Energy, LLC as of September 30, 2011 and 2010, and the related statements of operations, members' equity, and cash flows for the years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Company is not required to have, nor were we engaged to perform an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Iowa Renewable Energy, LLC as of September 30, 2011 and 2010, and the results of its operations and its cash flows for the years then ended in conformity with U.S. generally accepted accounting principles.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 7 to the financial statements, the Company has suffered recurring losses from operations, has incurred significant debt and has experienced significant liquidity issues. This raises substantial doubt about the Company's ability to continue as a going concern.  Management's plans in regard to these matters are also described in Note 7. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

/s/ McGladrey & Pullen, LLP

Davenport, Iowa
January 19, 2012

IOWA RENEWABLE ENERGY, LLC
BALANCE SHEETS

ASSETS	September 30, 2011	September 30, 2010
Current Assets
Cash and cash equivalents	$210,533	$479,309
Cash, restricted by loan agreement	929,520	—
Due from broker	—	310,390
Accounts receivable	2,461,379	—
Inventory	7,081,589	372,547
Prepaid and other assets	468,506	71,641
	11,151,527	1,233,887
Property and Equipment
Land	420,000	420,000
Plant and processing equipment	40,719,594	40,742,442
Office building, furniture and fixtures	627,916	588,965
Equipment and vehicles	240,216	240,241
	42,007,726	41,991,648
Accumulated depreciation	(11,244,671)	(8,615,336)
	30,763,055	33,376,312

Other Assets
Cash, restricted by loan agreement	816	730,288
Financing costs, net	—	338,174
	816	1,068,462
Total Assets	$41,915,398	$35,678,661

LIABILITIES AND MEMBERS' EQUITY
Current Liabilities
Current maturities of long-term debt	$2,883,595	$27,457,729
Revolving line of credit	5,974,473	—
Accounts payable and accrued expenses	5,438,864	311,607
Total current liabilities	14,296,932	27,769,336

Long-Term Debt	24,537,769	—

Members' Equity
Members' contributions, net of issuance costs, units outstanding 2011 and 2010 26,331	23,165,422	23,165,422
Accumulated (deficit)	(20,084,725)	(15,256,097)
	3,080,697	7,909,325
Total Liabilities and Members' Equity	$41,915,398	$35,678,661

See Notes to Financial Statements

IOWA RENEWABLE ENERGY, LLC
STATEMENTS OF OPERATIONS

	September 30, 2011	September 30, 2010

Revenues:
Sales of biodiesel and related products	$29,114,259	$9,047,234
RINs	2,305,973	—
Federal incentives	1,260,188	187,632
	32,680,420	9,234,866

Cost of Sales	34,554,491	12,070,190

Gross (Loss)	(1,874,071)	(2,835,324)

Operating Expenses
General and administrative	807,650	849,187
Depreciation	41,839	38,000
	849,489	887,187

(Loss) before other income (expense)	(2,723,560)	(3,722,511)

Other Income (Expense)
Interest and other income	385,649	460,104
Interest expense	(2,490,717)	(1,109,649)
	(2,105,068)	(649,545)

Net (Loss)	$(4,828,628)	$(4,372,056)

Weight Average Units Outstanding	26,331	26,331

Net (Loss) Per Unit - basic and diluted	$(183.38)	$(166.04)

See Notes to Financial Statements

Iowa Renewable Energy, LLC

Statements of Changes in Members' Equity (Deficit)
Years Ended September 30, 2011 and 2010

	Member Units	Member Contributions	Accumulated Deficit	Total Members' Equity (Deficit)
Balance, September 30, 2009	26,331	$23,165,422	$(10,884,041)	$12,281,381
Net (loss)	—	—	(4,372,056)	(4,372,056)
Balance, September 30, 2010	26,331	23,165,422	(15,256,097)	7,909,325
Net (loss)	—	—	(4,828,628)	(4,828,628)
Balance, September 30, 2011	26,331	$23,165,422	$(20,084,725)	$3,080,697

See Notes to Financial Statements

IOWA RENEWABLE ENERGY ,LLC
STATEMENTS OF CASH FLOWS

	September 30, 2011	September 30, 2010

Cash Flows from Operating Activities
Net (loss)	$(4,828,628)	$(4,372,056)
Adjustments to reconcile net (loss) to net cash provided by (used in) operating activities:
Depreciation	2,629,335	2,651,358
Amortization	338,174	121,891
Unrealized (gain) loss on derivative financial instruments	—	(66,762)
Change in working capital components:
(Increase) in restricted cash, current	(929,520)	—
(Increase) decrease in due from broker	310,390	166,669
(Increase) decrease in accounts receivable	(2,461,379)	1,236,935
(Increase) decrease in inventory	(6,709,042)	2,893,106
(Increase) decrease in prepaids and other assets	(396,865)	45,709
Increase (decrease) in accounts payable and accrued expenses	5,127,257	(632,625)
Net cash provided by (used in) operating activities	(6,920,278)	2,044,225

Cash Flows from Investing Activities
Purchase of property and equipment	(16,078)	(16,196)
Decrease in restricted cash, noncurrent	729,472	470,830
Net cash provided by investing activities	713,394	454,634

Cash Flows from Financing Activity
Debt issuance costs	—	(121,000)
Net proceeds from revolving line of credit	5,974,473	—
Payment on long-term borrowings	(36,365)	(2,547,847)
Net cash provided by (used in) financing activities	5,938,108	(2,668,847)

Net increase (decrease) in cash and cash equivalents	(268,776)	(169,988)

Cash and cash equivalents:
Beginning	479,309	649,297
Ending	$210,533	$479,309

Supplemental Disclosure of Cash Flow Information
Cash payments for interest	$2,229,406	$510,957

See Notes to Financial Statements.

Iowa Renewable Energy, LLC
Notes to Audited Financial Statements

Note 1.        Nature of Business and Significant Accounting Policies

Nature of business:

Iowa Renewable Energy, LLC (the Company), located in Washington, Iowa, was formed in April 2005 to pool investors to build a biodiesel manufacturing plant with an annual capacity of between 25 and 30 million gallons, depending on the feedstock used. The Company was in the development stage until July 2007, when it commenced operations. See Note 7 for discussion of management's plans for current operations.

Significant accounting policies:

Use of estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Concentrations of credit risk: The Company's cash balances are maintained in bank deposit accounts which at times may exceed federally insured limits. The Company has not experienced any losses in such accounts.

Cash and cash equivalents: The Company considers all highly liquid debt instruments purchased with a maturity of three months or less to be cash equivalents.

Restricted cash: Included in other assets are deposits to custodial accounts held by our lender. Debt service reserve: Commencing one month following the conversion date, the Company shall make monthly deposits to a debt service reserve until such time as the balance equals $1,319,265. Monthly deposits shall consist of not less than one-third of all available monthly projected EBITDA. Capital improvements reserve: Commencing one month after the conversion date, the Company shall make deposits into an account held by the Lender. The fund will be used to fund capital improvements. During the term of the loan, the capital improvements reserve must be maintained at $125,000. As part of the line of credit agreement, discussed in Note 4 below, the lenders will defer principal payments and pull interest payments from the debt service reserve. The lenders began taking interest payments from the debt service reserve in June of 2010. The balance in the debt service reserve at September 30, 2011 is $ 391 while the Capital Improvements reserve stands at $425. As part of the forbearance agreement with our lending bank, the Company was allowed to make term interest payments from the debt service reserve and capital improvements. The final interest draw from the accounts occurred on March 1, 2011 leaving the account balances at their current levels.

Proceeds from the new line of credit in September 2010 and collections on accounts receivable are required to be deposited into a cash collateral account which is included in current assets. The Company may periodically, but not more than once each week, request the bank to transfer funds from the cash collateral account to the general operating account. Since access to this cash collateral account is subject to lender approval, the balance of $929,520 is shown as restricted cash as of September 30, 2011.

Accounts receivable: Accounts receivable are presented at face value, net of the allowance for doubtful accounts. The allowance for doubtful accounts is established through provisions charged against income and is maintained at a level believed adequate by management to absorb estimated bad debts based on historical experience and current economic conditions. All outstanding accounts receivable are believed to be collectible and therefore there was no allowance for doubtful accounts as of September 30, 2011.

The Company's policy is to charge simple interest on accounts receivable past due balances; accrual of interest is discontinued when management believes collection is doubtful. Receivables are considered past due based upon payment terms set forth at the date of the related sale. The Company had no accounts receivable accruing interest at September 30, 2011 and 2010.

Inventory: Inventory is valued at the lower of cost or market using the first-in, first out (FIFO) method. Inventory consists of the following as of September 30, 2011 and 2010:

	September 30, 2011	September 30, 2010
Raw material	$1,585,750	$111,951
Finished goods	5,495,839	260,596
	$7,081,589	$372,547

Iowa Renewable Energy, LLC
Notes to Audited Financial Statements

Property and equipment: Property and equipment is stated at cost. Depreciation of such amounts commenced when the plant began operations. Depreciation is computed using the straight-line method over the following estimated useful lives:

Years

Plant and processing equipment	10 - 20
Office building	10 - 20
Office equipment, furniture and fixtures	3 - 7
Other equipment and vehicles	3- 7

Maintenance and repairs are expensed as incurred; major improvements and betterments are capitalized.

The Company reviews its property and equipment annually for impairment or whenever events indicate that the carrying amount of the asset may not be recoverable. An impairment loss would be recorded if the sum of the future undiscounted cash flows is less than the carrying amount of the asset. The amount of the loss would be determined by comparing the fair market values of the asset to the carrying amount of the asset. No loss has been recorded during the years ended September 30, 2011 or 2010.

Financing costs: Deferred financing costs associated with the construction and revolving loans and the $34,715,000 construction loan (Note 4) include expenditures directly related to securing debt financing. These costs are being amortized using the effective interest method over the 6-year term of the related debt agreement. Deferred financings costs associated with the Company's line of credit are being amortized using the effective interest method over the 6 month term of the related agreement. Accumulated amortization as of September 30, 2011 and 2010 was $756,760 and $418,586, respectively.

Derivative instruments: The Company has at times entered into derivative contracts to hedge its exposure to price risk related to forecasted soybean oil purchases and forecasted biodiesel sales. These derivative contracts are to be accounted for under Accounting Standards Codification Topic (ASC 815), Derivatives and Hedging. ASC 815 establishes accounting and reporting standards for derivative instruments, including certain derivative instruments embedded in other contracts, and for hedging activities. It requires that an entity recognize all derivatives as either assets or liabilities in the statement of financial position and measure those instruments at fair value. If certain conditions are met, a derivative may be specifically designated as (a) a hedge of the exposure to changes in the fair value of a recognized asset or liability or an unrecognized firm commitment, (b) a hedge of the exposure to variable cash flows of a forecasted transaction, or (c) a hedge of the foreign currency exposure of a net investment in a foreign operation, an unrecognized firm commitment, an available-for-sale security, or a foreign-currency-denominated forecasted transaction.

Although the Company believes its derivative positions are economic hedges, none have been designated as a hedge for accounting purposes and derivative positions are recorded on the balance sheet at their fair market value, with changes in fair value recognized in current period earnings. There are no open derivative contracts at September 30, 2011 or 2010. The following amounts have been included in cost of goods sold for the years ended September 30, 2011 and 2010:

	September 30, 2011	September 30, 2010
Realized (gain) loss	$—	$96,377
Change in unrealized (gain) loss	—	(66,762)
Net (gain) loss	$—	$29,615

Revenue recognition and deferred revenue: Revenue from the production of biodiesel and related products is recorded upon transfer of the risks and rewards of ownership and delivery to customers. Interest income is recognized as earned. Cash received in advance of providing product is recorded as deferred revenue.

RINs: Renewable Identification Numbers (RINs) are identification numbers that are used to track production of renewable fuels under the Federal Renewable Fuels Standard (RFS). The RFS regulations provide that a RIN can be separated from a gallon of biomass-based diesel and sold as a separate commodity once the biomass-based diesel has been blended with petroleum-based diesel and certain other requirements have been met. Certain obligated parties purchase RINs in order to satisfy their renewable fuels obligations under RFS. The Company sold RINs from purchased biodiesel during the year ended September 30, 2011. Revenue from the sale of RINs is recognized when ownership of the RINs are transferred.

Iowa Renewable Energy, LLC
Notes to Audited Financial Statements

Federal incentive payments: Revenue from federal incentive programs is recorded when the Company has sold blended biodiesel and satisfied the reporting requirements under the applicable program. When it is uncertain that the Company will receive full allocation and payment due under the federal incentive program, it derives an estimate of the incentive revenue for the relevant period based on various factors including the most recently used payment factor applied to the program. The estimate is subject to change as management becomes aware of increases or decreases in the amount of funding available under the incentive programs or other factors that affect funding or allocation of funds under such programs. The Federal Blenders credit expired on December 31, 2009 and only in December 2010 was it extended for 2011 and made retroactive for 2010. No 2010 sales after the first quarter included Federal Blenders Credit.

Cost of sales: The primary components of cost of sales from the production of biodiesel products are raw materials (soybean oil, animal fats, hydrochloric acid, methanol, sodium methylate, and chemicals), energy (natural gas and electricity), and labor. Cost of sales detail for the years ended September 30, 2011 and 2010 is as follows:

	2011		2010
Cost of Sales	Dollars	Percentage	Dollars	Percentage

Input costs (soybean oil, chemicals, etc.)	$29,611,166	85.69%	$7,961,421	65.96%
Plant wages and salaries	629,487	1.82	448,908	3.72
Utilities and waste disposal	617,244	1.79	446,595	3.70
Fees-procurement	426,888	1.24	34,250	0.28
Gain (loss) on derivative financial instruments	—	—	29,615	0.25
Depreciation	2,587,496	7.49	2,613,358	21.65
Maintenance, supplies and other expenses	682,210	1.97	536,043	4.44
Total cost of sales	$34,554,491	100.00%	$12,070,190	100.00%

Shipping and handling costs: Shipping and handling costs are expensed as incurred and are included in the cost of sales.

Income taxes: The Company is organized as a limited liability company which is accounted for like a partnership for federal and state income tax purposes and generally does not incur income taxes. Instead, the Company's earnings and losses are included in the income tax returns of its members. Therefore, no provision or liability for federal or state income taxes has been included in these financial statements.

(Loss) per unit: (Loss) per unit has been computed on the basis of the weighted average number of units outstanding during each period presented.

Note 2.        Major Customer and Related Party

On January 29, 2010, the Company and WMG Services LLC (WMG) entered into a Management Services Agreement (Agreement). The Agreement provides that WMG will provide certain facility administration services; accounting services; and marketing, sales, feedstock sourcing and logistic services for the Company in exchange for a monthly asset utilization fee and a monthly performance fee. These fees are determined on a sliding fee scale tied to production. The Agreement commenced July 1, 2010 (Effective Date). The Agreement shall continue for a term of twenty-four (24) months from the Effective Date. Thereafter, the Agreement shall automatically renew for additional successive terms of twelve (12) months, unless either party gives ninety (90) days notice of its desire not to renew. The Agreement may also be terminated for a failure to cure a material breach of the Agreement thirty (30) days after receipt of notice of the breach, or for a change of control.

Sales to WMG for the year ended September 30, 2011 were approximately $13,383,000. There were accounts receivable from WMG of approximately $100,000 and none recorded as of September 30, 2011 and 2010, respectively. The total fees expensed under this agreement for the year ended September 30, 2011 were $426,888 of which the entire amount is payable as of September 30, 2011 as the Company disputes some amounts billed.

Prior to the agreement with WMG, the Company had an agreement with Renewable Energy Group (REG), where REG made efforts to market and sell all of the biodiesel produced. Sales to REG for the years ended September 30, 2011 and 2010 were none and approximately $9,000,000, respectively. There were no related accounts receivable from REG as of September 30, 2011 or

Iowa Renewable Energy, LLC
Notes to Audited Financial Statements

2010.

Iowa Renewable Energy, LLC also entered into procurement and management agreements with REG to supply IRE with feedstocks and chemical inputs necessary for production and to manage operations. Fees under this agreement are based on the number of biodiesel gallons produced and, in addition, the agreement provided for payment of a yearly bonus based on the Company's net income. There were no fees expensed under the agreement for the year ended September 30, 2011. The total fees expensed under the agreement for the year ended September 30, 2010 were $131,151.

On April 3, 2009 the Company received a written notice of termination from REG due to changes in the biodiesel market since the original agreements were signed. Therefore the agreements expired on June 30, 2010, however were subject to arbitration as discussed in Note 5.

See Note 7 for a description of a new contract executed after year end.

Note 3.        Members' Equity

The Company was formed on April 14, 2005 to have a perpetual life. The Company has one class of membership unit with each unit representing a pro rata ownership interest in the Company's capital, profits, losses and distributions. Income and losses are allocated to all members in proportion to units held.

The Company was initially capitalized by 12 members of the original board of directors, contributing an aggregate of $240,000 for 480 units. The Company was further capitalized by 78 members contributing an aggregate of $2,440,000 in exchange for 4,880 units. These units were issued pursuant to a private placement memorandum, limited to Iowa residents in which the Company offered a maximum of 6,000 units at a cost of $500 per unit for a maximum offering of $3,000,000, with all funds collected being considered at-risk capital. Each investor was required to purchase a minimum of 50 units for $25,000, with the option to purchase additional units in increments of one unit for $500 thereafter up to a maximum purchase by a single investor of 100 units for $50,000. Additionally, a total of 500 units were issued to the members of an entity related to the Company through common ownership in exchange for project development services provided pursuant to a consulting agreement. The private placement memorandum for the seed round offering was closed on November 30, 2005.

In April 2006, the Company issued an Iowa registered offering of membership units. The intrastate offering was set for a minimum of 17,595 membership units up to a maximum of 25,095 units for sale at $1,000 per unit, for a minimum offering amount of $17,595,000 and a maximum offering amount of $25,095,000. The minimum purchase requirements were 25 units for a minimum investment of $25,000. The Company began the intrastate offering on April 17, 2006 which was completed on May 1, 2006. A total of 19,371 membership units were issued to 508 members amounting to $19,371,000 of gross proceeds.

In November 2006 the directors exercised 1,100 units at $500 per unit. 100 units were unexercised and expired. In accordance with the Loan agreement, referenced in Note 4 below, the options funds were used for construction contract obligations prior to the initial draw on the loan in December 2006.

Note 4.        Long-Term Debt and Line of Credit

Long-term debt consists of the following as of September 30, 2011 and 2010:

	2011	2010
Note payable to MLIC Asset Holdings, LLC (A) (MLIC)	$27,142,668	$27,142,668
Note payable to the Iowa Department of Economic Development (B)	55,000	65,000
Note payable to the Iowa Department of Transportation (C)	223,696	250,061
	$27,421,364	$27,457,729

(A)On October 26, 2006, the Company entered into a $34,715,000 construction-term loan agreement with MLIC Asset Holdings, LLC which was used to complete the biodiesel project. The loan consisted of two phases: a “construction phase” where the Company made periodic requests for fund advances to meet construction obligations and at the completion of construction, the loan converted to a “senior debt instrument.” Previously, the note bore interest at prime plus .25% and was due in monthly principal and interest payments of $373,000. The Company violated the debt covenants, however, MLIC has waived these violations and has entered into a new agreement on January 11, 2012 which extends the maturity date to January 5, 2013. This new note agreement bears interest at 6% plus the one month LIBOR rate (currently 6.27%) and requires monthly principal and interest

Iowa Renewable Energy, LLC
Notes to Audited Financial Statements

payments of $350,000 plus additional principal payments if monthly earnings before taxes, depreciation and amortization exceed $300,000. This new debt agreement includes revised covenants including, the requirement to maintain tangible net worth of at least $2 million through June 30, 2012 and at least $2.25 million from July 1, 2012 until the maturity date of the loans on January 5, 2013. The Company is also required to maintain a cash flow coverage ratio (monthly EBITDA divided by monthly principal and interest payments) of 1:1 starting in February 2012.

The loan is secured by substantially all assets of the Company. The loan agreements also require the following:

Debt service reserve: Commencing one month following the conversion date, the Company shall make monthly deposits to a debt service reserve until such time as the balance equals $1,319,265. Monthly deposits shall consist of not less than one-third of all available monthly projected EBITDA. (See Note 1 for modification.)

Capital improvements reserve: Commencing one month after the conversion date, the Company shall make deposits into a custodial account held by the Lender. The fund will be used to fund capital improvements. During the term of the loan, the capital improvements reserve must be maintained at $125,000. (See Note 1 for modification.)

Sinking fund: Commencing one month after the conversion date, one-third of all monthly projected EBITDA shall be applied to reduce loan principal. At the point the outstanding principal loan balance is reduced to $20,182,750 no additional sinking fund deposits will be required.

(B)The Company has a $300,000 loan agreement with the Iowa Department of Economic Development (IDED). The $300,000 loan is noninterest-bearing and due in monthly payments of $5,000 beginning December 2006 for a term of 60 months with a balance as of September 30, 2011 and 2010 of $55,000 and $65,000, respectively. Borrowings under this agreement are collateralized by substantially all of the Company's assets and subordinate to the MLIC debt. On November 18, 2010 the Company requested from the IDED a deferral of payments for the period of January 1, 2011 through June 30, 2011. On December 16, 2010 the IDED board approved the IRE deferral request with the requirement of a 6.0% interest accrual on the loan for that period. Additionally, in March 2011 the IDED board approved an extension of this agreement through March 2012.

(C)The Company has a $132,000 loan agreement and a $168,000 forgivable grant agreement with the Iowa Department of Transportation. The $132,000 loan bears interest at 3.67% beginning June 2008 and is due in semi-annual payments of $14,569 beginning December 2008 for a term of 60 months. The balance at September 30, 2011 and September 30, 2010 was $55,696 and $82,061, respectively. Borrowings under this agreement are collateralized by substantially all of the Company's assets and is not subordinate to the MLIC debt. The $168,000 grant is forgivable upon completion of the loan agreement.

Maturities of long-term debt are as follows:

Year ending September 30:
2012	$2,883,595
2013	24,537,769
$27,421,364

On September 2, 2010 the Company entered into a short-term line of credit where MLIC Asset Holdings, LLC, Federation Bank, and Washington State Bank will provide up to a $6.0 million revolving line of credit to be used for the purchase of raw materials. At September 30, 2011, $5,974,473 is outstanding on this line of credit. The line of credit matured and was paid on January 2, 2012. The interest rate charged on the line of credit will be an annual rate equal 12.0% plus the one month Libor rate, adjusted monthly. There was no balance on this line of credit on September 30, 2010.

On January 11, 2012, the Company entered into a new short-term line of credit with Washington State Bank and Federation Bank to provide up to a $1.0 million revolving line of credit to be used for operations. The line of credit will mature on January 5, 2013 at which time all principal and interest must be paid. Interest on this line of credit is at 6%.

Note 5.        Legal Proceedings

In February 2009, the Company gave notice to REG that it had breached the Management and Operational Services Agreement (MOSA) in a variety of manners and requested the annual review of the MOSA, as provided for in the MOSA. After not receiving requested information and being unable to resolve any disputes, in June 2009, the Company gave notice to REG that the Company intended to proceed with arbitration to resolve disputes arising under the MOSA. On or about October 30, 2009, the Company

Iowa Renewable Energy, LLC
Notes to Audited Financial Statements

delivered its Statement of Claims to REG and the selected arbiter alleging the following: (1) breach of the MOSA for failure to utilize best efforts; (2) breach of the covenant of good faith and fair dealing; (3) breach of fiduciary duties; (4) fraudulent non-disclosure; and (5) negligent misrepresentation. On or about December 7, 2009, REG responded to these claims and also asserted counterclaims of approximately $210,000 for breach of written contract, breach of the covenant of good faith and fair dealing, breach of oral contract and promissory estoppel, all of which arise out of one customer issue. The arbitration was continued until October 31, 2011 through November 11, 2011. Prior to arbitration, the Company reached a settlement agreement with REG. The Company agreed to dismiss the arbitration and instead started negotiating a long-term toll manufacturing agreement with REG. The Company was not required to enter into an agreement with REG with respect to toll manufacturing in the event the Company secured a more favorable contract from another party. The Company recently gave REG notice that it was proceeding with a more favorable long-term biodiesel manufacturing agreement and therefore had satisfied its obligations under the settlement agreement.

Note 6.        Lease Commitment and Other Contingencies

The Company leases a copier under a long-term operating lease that will expire in January 2016. The lease requires payments of $237 per month plus applicable taxes. The Company leases 25 railcars under long-term operating leases that will expire through 2017. The leases require payments of $14,060 per month once all cars are placed. Minimum lease payments under these operating leases for future years are as follows:

Year ending September 30:
2012	$138,088
2013	171,564
2014	171,564
2015	159,069
2016	152,911
2017	35,220
$828,416

The European Union is currently leveling tariffs on biofuels exported from the United States due to subsidies paid on biofuels. These tariffs went into effect March 13, 2009. In July 2009, the European Commission decided to extend these tariffs beyond their initial July 2009 expiration date until 2014. The Company will likely face increased competition for sales of its biodiesel and international demand for its product will likely decrease as a result of these tariffs. If any governmental supports are modified or permanently removed and decreased demand for the Company's biodiesel results, its profitability will be reduced. Because biodiesel has historically been more expensive to produce than diesel fuel, the biodiesel industry has depended on governmental incentives that have effectively brought the price of biodiesel more in line with the price of diesel fuel to the end user. These incentives have supported a market for biodiesel that might not exist without the incentives. The most significant of these incentives for biodiesel is the blenders' tax credit which provides a $1.00 tax credit per gallon of pure biodiesel, or B100, to the first blender of biodiesel with petroleum based diesel fuel. The blenders' tax credit expired on December 31, 2011 and management does not believe that it will be renewed. However, many in the biodiesel industry believe that due to the biodiesel use requirements in RFS2, demand for biodiesel will continue during 2012, despite the loss of the biodiesel blenders' credit.

Note 7.    Going Concern, Management Plans and Subsequent Events

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. Through September 30, 2011, the Company has generated accumulated losses of $20,084,725, has experienced significant volatility in its input costs and undertaken significant borrowings to finance the construction of the biodiesel plant. The loan agreements with the Company's lender contained covenants which the Company was not in compliance with as of September 30, 2011. However, on January 11, 2012 the Company's lender waived these violations and entered into a new agreement which extends the maturity date of the debt through January 5, 2013. See Note 4 for details of new debt agreement terms. This new debt agreement includes revised covenants including, the requirement to maintain tangible net worth of at least $2 million through June 30, 2012 and at least $2.25 million from July 1, 2012 until the maturity date of the loans on January 5, 2013. The Company is also required to maintain a cash flow coverage ratio (monthly EBITDA divided by monthly principal and interest payments) of 1:1 starting in February 2012.

Also on January 13, 2012, the Company entered into an agreement with Gavilon, LLC (Gavilon) that the Company will purchase from Gavilon all of the feedstock that is required to produce biodiesel during calendar year 2012 and that the Company will sell

Iowa Renewable Energy, LLC
Notes to Audited Financial Statements

all of the biodiesel produced to Gavilon. This is an exclusive relationship where the Company has agreed not to purchase feedstock from any other supplier and not to produce biodiesel for any other customers during calendar year 2012. In exchange for this exclusive relationship, Gavilon has agreed to purchase a minimum amount of biodiesel from the Company during calendar year 2012 which equals approximately 50% to 70% of the Company's total production capacity, depending on which feedstock is used. In the event Gavilon does not purchase the minimum amount of biodiesel during any month, Gavilon has agreed to make a minimum cash payment. This agreement renews annually unless either Party provides the other Party with written notice of nonrenewal no less than 90 days prior to the end of the initial or then-current renewal period. Management anticipates that this agreement with Gavilon will allow the Company to operate profitably during our fiscal year 2012 and to recommence making payments on our long-term loan with our primary lender and to remain in compliance with our loan covenants during our fiscal year 2012.

ITEM 9. CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS ON ACCOUNTING AND FINANCIAL DISCLOSURE.

None.

ITEM 9A. CONTROLS AND PROCEDURES

Disclosure Controls and Procedures

Our management, including our chief executive officer (the principal executive officer), Larry Rippey, along with our chief financial officer (the principal financial officer), Ron Lutovsky, have reviewed and evaluated the effectiveness of our disclosure controls and procedures as of September 30, 2011. Based on a review and evaluation, these officers believe that our disclosure controls and procedures are effective in ensuring that material information related to us is recorded, processed, summarized and reported within the time periods required by the forms and rules of the Securities and Exchange Commission.

Management's Report on Internal Control over Financial Reporting

Our management, including our chief executive officer and our chief financial officer, is responsible for establishing and maintaining adequate internal control over financial reporting for the Company. Internal control over financial reporting is defined in Rule 13a-15(f) or 15d-15(f) promulgated under the Securities Exchange Act of 1934 as a process designed by, or under the supervision of, the Company's principal executive and principal financial officers, or persons performing similar functions, and effected by the Company's board of directors, management and other personnel, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with Generally Accepted Accounting Principles and includes those policies and procedures that:

•	Pertain to the maintenance of records that in reasonable detail accurately and fairly reflect the transactions and dispositions of the assets of the Company;

•
Provide reasonable assurance that transactions are recorded as necessary to permit preparation of financial statements in accordance with Generally Accepted Accounting Principles, and that receipts and expenditures of the Company are being made only in accordance with authorizations of management and directors of the Company; and

•
Provide reasonable assurance regarding prevention or timely detection of unauthorized acquisition, use or disposition of the Company's assets that could have a material effect on the financial statements.

Our management assessed the effectiveness of our internal control over financial reporting as of September 30, 2011. In making this assessment, the Company's management used the criteria set forth by the Committee of Sponsoring Organizations of the Treadway Commission (COSO) in Internal Control-Integrated Framework. Based on this assessment, our management concluded that, as of September 30, 2011, our internal controls over financial reporting were effective.

This annual report does not include an attestation report of the Company's registered public accounting firm regarding internal control over financial reporting. Management's report was not subject to attestation by the Company's registered public accounting firm pursuant to the Dodd-Frank Wall Street Reform and Consumer Protection Act, which exempts non-accelerated filers from the management report requirement.

Changes in Internal Control Over Financial Reporting

Our management, consisting of our chief executive officer and our chief financial officer, have reviewed and evaluated any changes in our internal control over financial reporting that occurred as of September 30, 2011 and there has been no change that has materially affected or is reasonably likely to materially affect our internal control over financial reporting.

ITEM 9B. OTHER INFORMATION

None.

PART III

ITEM 10. DIRECTORS, EXECUTIVE OFFICERS, AND CORPORATE GOVERNANCE

Biographical Information For Directors, Officers and Significant Employees

John Heisdorffer, Director - Age 60 Mr. Heisdorffer currently serves on the Board of Directors of Iowa Renewable Energy. Since 1971, Mr. Heisdorffer has owned and operated a 1,300 acre farming operation near Keota, Iowa. Mr. Heisdorffer previously served on the National Biodiesel Board from 1996-2004 as secretary, treasurer and technical chairman. He served on the Iowa Soybean Promotion Board for nine years and currently is a director for the Iowa Soybean Association. Mr. Heisdorffer has served as a Director since the Company's inception. Mr. Heisdorffer's term of office expires at our 2014 annual member meeting. The Company determined that Mr. Heisdorffer is qualified for service on the Board of Directors because of his experience owning and operating a large farming operation along with his extensive experience with the National Biodiesel Board where he has served in many capacities.

Edwin J. Hershberger, Director - Age 71 Mr. Hershberger currently serves on the Board of Directors of Iowa Renewable Energy. Since 1972, Mr. Hershberger serves as the President of English River Pellets, Inc., a feed manufacturing and grain elevator with three locations and annual sales of $20 million. He serves as the President of R & H Enterprises, Inc. and Ridgecrest Turkey Farm, Inc. since 1991. He serves as a member of the Board of Directors for Iowa Turkey Growers cooperative since 1998. Mr. Hershberger has served as a Director since the Company's inception. Mr. Hershberger's term of office expires at our 2014 annual member meeting. The Company determined that Mr. Hershberger is qualified for service on the Board of Directors because of his experience owning an agri-based business and farming operation in a trade area that is important to the Company for hedging of feedstock and understanding the availability of various feedstock sources.

Larry Rippey, Chairman, President and Director - Age 56 Mr. Rippey is a Certified Public Accountant with 33 years of public accounting experience. Since 1986, Mr. Rippey has served as a partner of Graf & Company, a certified public accounting and financial services firm in Fairfield, Iowa, serving over 2,000 clients in Iowa and Missouri. He is currently the principal owner of Graf & Company and employs two Certified Public Accountants, one staff accountant, one CFP, two registered securities advisors, and five bookkeepers and clerical support staff. He has a degree in accounting and is licensed to practice in Iowa, Missouri, and Texas. He is a member of the American Institute of Certified Public Accountants and the Iowa Society of Certified Public Accountants. Mr. Rippey's public accounting experience includes income tax preparation, business and financial consulting, accounting and auditing for individuals and businesses, including retail, wholesale, manufacturing, service, nonprofit organizations, construction, petroleum jobbers, insurance, real estate, and agricultural related industries. In addition, Mr. Rippey owns and manages 400 acres of farm land near Fairfield, Iowa and is a principal in Graf & Company Building Partnership, LWR PC, and Highland Plaza, LLC. He has previously served as a director and officer on several different boards for private companies. Mr. Rippey was appointed to the Board in May 2010. Mr. Rippey's term of office expires at our 2012 annual member meeting. The Company determined that Mr. Rippey is qualified for service on the Board of Directors because of his extensive owning experience owning a CPA firm involved in multistate tax issues. Mr. Rippey serves as the Financial Expert on the Audit Committee.

Steven Powell, Director - Age 64 Mr. Powell is a Chartered Financial Consultant, Chartered Life Underwriter, and an accredited estate planner with more than forty years of practice in the financial services profession. He has been the president of Life Investors Financial Services, Inc. DBA Powell Financial Group since 1971. He is securities licensed through Transamerica Financial Advisors where he is an Investment Advisory Representative (IAR). Mr. Powell received his Master of Science in Financial Services from The American College in Bryn Mawr, Pennsylvania in 1996. Mr. Powell was elected to the Board in October 2010. Mr. Powell's term of office expires at our 2013 annual member meeting. The Company determined that Mr. Powell is qualified for service on the Board of Directors because of his experience owning and operating an insurance and investment firm. These areas of expertise make him a valuable member of the Board.

Michael J. Bohannan, Director - Age 51 Mr. Bohannan currently serves on the Board of Directors of Iowa Renewable Energy. Since 2001, Mr. Bohannan has been employed as the operations manager for Kinder Morgan. As the operations manager, he is responsible for overseeing the operation of approximately 300 miles of natural gas pipeline, five compressor stations and two natural gas storage fields. Prior to that, he was service engineer for Kinder Morgan for four years, where he was responsible for technical support of the pipeline, compressor station and natural gas storage operations in Iowa and Illinois. Mr. Bohannan has served as a Director, President of the Company and the Chairman of the Board since the Company's inception until he resigned as President and Chairman in August 2011. Mr. Bohannan continues to serve as a Director. Mr. Bohannan's term of office expires at our 2013 annual member meeting. The Company determined that Mr. Bohannan is qualified for service on the Board of Directors because of his extensive experience in the natural gas storage and transportation industry. Mr Bohannan also has an engineering background.

Mark A. Cobb, Vice President and Director - Age 52 Mr. Cobb currently serves on the Board of Directors of Iowa Renewable Energy. Since 1980, Mr. Cobb has served as the President of Cobb Oil Co., Inc., a petroleum jobber located in Brighton, Iowa. Mr. Cobb is currently the Chairman of the Iowa Biodiesel Board, serves on the board of the Petroleum Marketers and Convenience Stores of Iowa, and is the Chairman of RIN Alliance (which is a for-profit entity related to the Petroleum Marketers and Convenience Stores of Iowa). Mr. Cobb has served as a director and the Vice-Chairman since the Company's inception. Mr. Cobb's term of office expires at our 2013 annual member meeting. The Company determined that Mr. Cobb is qualified for service on the Board of Directors because of his experience owning and operating a fuel distribution company where he purchases biodiesel and blends as part of his operation. Mr. Cobb's experience brings to the board the user and seller side of the business.

Richard Gallagher, Secretary and Director - Age 67 Mr. Gallagher currently serves on the Board of Directors of Iowa Renewable Energy and is the Company's Secretary. Mr. Gallagher owns and operates an 800 acre grain farm near Washington, Iowa. He has operated this farm since 1974. Mr. Gallagher currently serves on the boards of the Iowa Corn Promotion Board and the Iowa Renewable Fuels Association. Mr. Gallagher has served as a Director and the Secretary since the Company's inception. Mr. Gallagher's term of office expires at our 2012 annual member meeting. The Company determined that Mr. Gallagher is qualified for service on the Board of Directors because of his experience owning and operating a large a farming operation along with his extensive experience with the Iowa Renewable Fuels Association where he has served in many capacities.

Ron Lutovsky, Chief Financial Officer and Chief Operating Officer - Age 46 Mr. Lutovsky has over twenty years of experience in manufacturing companies in a variety of industries, most recently as Plant Superintendent of the Washington Iowa facility of Modine Manufacturing Company. Prior to Modine, Mr. Lutovsky was the CFO for the Company and had held various accounting and operational positions within the operating companies of HNI Corporation, a leading manufacturer of office systems and hearth products. Mr. Lutovsky was appointed CFO in August 2011. Mr. Lutovsky will serve in this capacity indefinitely at the pleasure of our board of directors.

Glen Hansel, Operations Manager - Age 56. Glen Hansel, who previously served as the Company's Operations Manager, as provided by and employed by Renewable Energy Group, Inc. (REG) pursuant to the now expired management and operational services agreement between REG and IRE, was appointed the Operations Manager of the Company and is now an employee of the Company. Prior to his employment with REG, Mr. Hansel was the Operations Manager of BFC Gas & Electric in Cedar Rapids, Iowa for 10 years. Mr. Hansel will serve indefinitely in his capacity as Operations Manager at the pleasure of our board of directors.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), requires our officers and Directors, and persons who own more than 10% of a registered class of our equity securities to file reports of ownership and changes in ownership with the Securities and Exchange Commission (the "SEC"). Officers, Directors and greater than 10% beneficial owners are required by SEC regulations to furnish us with copies of all Section 16(a) forms they file. To our knowledge, and based solely on a review of the copies of such reports furnished to us and written representations from our officers and Directors, no late Section 16(a) filings were made during our fiscal year ended September 30, 2011.

Code of Ethics

The Board has adopted a Code of Ethics that sets forth standards regarding matters such as honest and ethical conduct, compliance with the law, and full, fair, accurate, and timely disclosure in reports and documents that we file with the SEC and in other public communications. The Code of Ethics applies to all of our employees, officers, and directors, including our Chief Executive Officer and Chief Financial Officer. The Code of Ethics is available free of charge on written request to Iowa Renewable Energy, LLC, 1701 E. 7th Street, Washington, IA 52353.

Audit Committee

The Board of Directors created an audit committee in January 2007. The audit committee consists of Larry Rippey, Mark Cobb and Ed Hershberger. The audit committee is exempt from the independence listing standards because the Company's securities are not listed on a national securities exchange or listed in an automated inter-dealer quotation system of a national securities association or to issuers of such securities. Mr. Rippey is currently serving as the financial expert on our audit committee. Mr. Rippey is a certified public accountant and has employment experience in finance or accounting as required by Rule 5606(c)(2). The Board of Directors has determined that Mr. Rippey is qualified to serve as our financial expert on our audit committee. Mr. Rippey is currently serving as our President and is therefore not independent under NASDAQ rules 5605(a)(2) and 5605(c)(2).

ITEM 11. EXECUTIVE COMPENSATION

Compensation Discussion and Analysis

Ron Lutovsky is currently serving as our Chief Financial Officer. Mr. Lutovsky does not have a written employment contract and is compensated based on an agreement with the Board. Mr. Rippey receives compensation based on our director compensation plan discussed below.

Our Directors adopted a compensation plan in June 2007 and the plan was modified in 2009. Our directors receive compensation as follows:

•	Each member of the Executive Committee of the Board receives $500 per month.

•	Each member of the Audit Committee receives $250 per month for such service, which is in addition to the monthly payment for service on the Executive Committee.

•	The Chairman of the Board of Directors and President receives $500 per month for such service, which is in addition to the monthly payment for service on the Executive Committee.

•
All members of the Executive Committee, Audit Committee, Compensation Committee, Nominating Committee, Hedge Committee and Benefits Committee are paid mileage at the then current rate issued by the Internal Revenue Service and are reimbursed for other expenses (including meals, hotel and other travel related expenses) for activities approved by such committee.

•	No other compensation, benefit, meeting fee, incentive, bonus or expense reimbursement is paid to any officer or any Director for meetings of the Board of Directors or any committees thereof.

Summary Compensation Table

    Larry Rippey was appointed as our Chairman and President in August 2011. Prior to Mr. Rippey's appointment, Mike Bohannan served as our Chairman and President until he resigned in August 2011. Ron Lutovsky was appointed as our Chief Financial Officer and Chief Operating Officer in August 2011. Prior to Mr. Lutovsky's appointment, J. William Pim served as our Chief Financial Officer, Plant Manager and Chief Operations Officer, until he resigned in August 2011.

        Below is a table summarizing the compensation that has been provided to the individuals who served as our Chairman and President and Chief Financial Officer during our fiscal years ended on September 30, 2011 and 2010.

Name and Principal Position	Fiscal Year	Cash Compensation	Total
Larry Rippey, Chairman and President	2011	$10,000	$10,000
	2010	3,000	3,000
Michael Bohannan, Previous Chairman and President	2011	11,000	11,000
	2010	12,000	12,000
Ronald Lutovsky, Jr., CFO/COO	2011	10,988	10,988
	2010	—	—
J. William Pim, Previous CFO/COO	2011	98,196	98,196
	2010	27,423	27,423

All of Mr. Bohannan's and Mr. Rippey's compensation was paid pursuant to the Company's Director compensation plan in effect at the time. All of Mr. Pim's and Mr. Lutovsky's compensation was paid pursuant to the Company's verbal agreements with Mr. Pim and Mr. Lutovsky.

        Below is a table summarizing the compensation that has been paid by the Company to the Directors, as of our fiscal year end on September 30, 2011.

Director	Cash Compensation	Total
Mark A. Cobb	$9,000	$9,000
Richard Gallagher	3,500	3,500
Mike Bohannan	11,000	11,000
Edwin J. Hershberger	9,000	9,000
Larry Rippey	10,000	10,000
Steven Powell	5,500	5,500
John Heisdorffer	6,000	6,000

ITEM 12. SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT AND RELATED MEMBER MATTERS

Beneficial ownership is determined in accordance with the rules of the SEC. Except as indicated by footnote, a person named in the table below has sole voting and sole investment power for all units beneficially owned by that person. In addition, all persons named below can be reached at Iowa Renewable Energy, LLC at 1701 E. 7th Street, Washington, IA 52353. No person or entity, including our officers and Directors, currently beneficially owns more than 5% of our membership units. As of January 30, 2012, members of our Board of Directors, executive officers and Director nominees own membership units as follows:

Title of Class	Name of Beneficial Owner	Position with IRE	Amount and Nature of Beneficial Ownership(1)	Percent of Class
Units	Michael J. Bohannan(2)	Director	200	0.76%
Units	Mark A. Cobb(3)	Director & Vice-Chairman	300	1.14%
Units	Richard Gallagher	Director & Secretary	200	0.76%
Units	John Heisdorffer(4)	Director	200	0.76%
Units	Edwin J. Hershberger	Director	200	0.76%
Units	Ron Lutovsky	CFO/COO	—	—%
Units	J. William Pim(5)	Former Plant Manager/CFO/COO	100	0.38%
Units	Steven Powell	Director	50	0.19%
Units	Larry Rippey	Director, President, Chairman	25	0.09%
	Totals:		1,275	4.84%

(1)	Beneficial ownership is determined in accordance with SEC rules and generally includes holding, voting and investment power with respect to the securities. Ownership is quantified in membership units.
(2)	Includes units owned by Michael Bohannan jointly with his wife, Lisa K. Bohannan.
(3)	Includes units owned by Cobb Oil Co., Inc. and Mark A. Cobb, our Director, is a principal owner of that business.
(4)	Includes units owned by JRF, LLC and John Heisdorffer, our Director, is a principal owner of that business.
(5)	Includes units owned by J. William Pim jointly with his wife, Nancy Pim.

ITEM 13. CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS AND DIRECTOR INDEPENDENCE

Related Party Transactions

During our fiscal year ended September 30, 2011, we engaged in the following related party transactions:

Cobb Oil Inc. ("Cobb Oil") is an entity owned by Mark Cobb, who also serves as a Director on our Board.  Cobb Oil purchased approximately $105,000 in biodiesel from us during our 2011 fiscal year. In addition, we purchased approximately $14,000 in products from Cobb Oil during our 2011 fiscal year.  Mr. Cobb did not participate in discussions related to the contracts between Cobb Oil and the Company during our 2011 fiscal year.

Director Independence

The board is exempt from the independence listing standards because the Company's securities are not listed on a national securities exchange or listed in an automated inter-dealer quotation system of a national securities association or to issuers of such securities. All of our Directors, however, are independent, as defined by NASDAQ Rule 5605(a)(2), with the following exceptions:

•	Michael Bohannan, who is not considered independent under the NASDAQ definition due to his status during our 2011 fiscal year as an executive officer of the Company.

•	Larry Rippey, who is not considered independent under the NASDAQ definition due to his current status as an executive officer of the Company.

In evaluating the independence of our directors, we considered the following factors: (i) the business relationships of our directors; (ii) positions our directors hold with other companies; (iii) family relationships between our directors and other individuals involved with the Company; (iv) transactions between our directors and the Company; and (v) compensation arrangements between our directors and the Company.

ITEM 14. PRINCIPAL ACCOUNTANT FEES AND SERVICES

The aggregate fees billed by our principal independent registered public accountants (McGladrey & Pullen, LLP and its affiliate RSM McGladrey, Inc.) to the Company for the fiscal years ended September 30, 2011 and 2010 are as follows:

Category	Year	Fees
Audit Fees (1)	2011	$74,850
	2010	71,700
Audit-Related Fees	2011	2,750
	2010	4,769
Tax Fees	2011	14,463
	2010	20,798
Tax Related Fees	2011	2,500
	2010	—

(1)	Audit fees include review of regulatory filings and quarterly financial statements and research and consultation related to financial statements and to such filings.

Prior to engagement of our independent registered public accounting firm to perform audit services for the Company, such firm was pre-approved by the audit committee.

One hundred percent (100%) of all audit services, audit-related services and tax-related services were pre-approved by our Board of Directors.

PART IV

ITEM 15. EXHIBITS, FINANCIAL STATEMENT SCHEDULES.

Exhibits Filed as Part of this Report and Exhibits Incorporated by Reference.

The following exhibits and financial statements are filed as part of, or are incorporated by reference into, this report:

(1)	Financial Statements

The financial statements appear beginning at page 22 of this report.

(2)	Financial Statement Schedules

All supplemental schedules are omitted as the required information is inapplicable or the information is presented in the financial statements or related notes.

(3)	Exhibits

Exhibit No.	Exhibit	Filed Herewith	Incorporated by Reference
3.1	Articles of Organization of Iowa Renewable Energy, LLC filed with the Iowa Secretary of State on April 14, 2005.		Filed as Exhibit 3.1 to the registrant's registration statement on Form 10-12G (000-52428).
3.2	Second Amended and Restated Operating Agreement of the registrant dated March 27, 2010.		Filed as Exhibit 3.2 to the registrant's Form 10-Q filed with the Commission on August 16, 2010.
4.1	Membership Unit Certificate Specimen.		Filed as Exhibit 4.1 to the registrant's registration statement on Form 10-12G (000-52428).
10.1	Construction-Term Loan Agreement between BankFirst and Iowa Renewable Energy, LLC dated October 26, 2006.		Filed as Exhibit 10.5 to the registrant's registration statement on Form 10-12G (000-52428).
10.2	Management Services Agreement between WMG Services LLC and Iowa Renewable Energy, LLC dated January 27, 2010.+		Exhibit 10.1 to the registrant's Form 10-Q filed with the Commission on February 16, 2010.
10.3	Third Amendment to Construction Term-Loan Agreement between MLIC Asset Holdings LLC and Iowa Renewable Energy, LLC dated September 1, 2010.		Exhibit 10.2 to the registrant's Form 10-K/A filed with the Commission on January 1, 2011.
10.4	Commercial Note between MLIC Asset Holdings, LLC and Iowa Renewable Energy, LLC dated September 1, 2010.		Exhibit 10.3 to the registrant's Form 10-K/A filed with the Commission on January 1, 2011.
10.5	First Addendum to Loan Agreement between MLIC Asset Holdings LLC, Federation Bank and Washington State Bank and Iowa Renewable Energy, LLC dated February 1, 2011.		Exhibit 10.1 to the registrant's Form 10-Q filed with the Commission on February 14, 2011.
10.6
Second Addendum to Third Amendment to Construction-Term Loan Agreement between MLIC Asset Holdings LLC, successor-in-interest to Outsource Services Management, LLC, successor-in-interest to the Federal Deposit Insurance Corporation as receiver of BankFirst and Iowa Renewable Energy, LLC dated February 1, 2011.
Exhibit 10.2 to the registrant's Form 10-Q filed with the Commission on February 14, 2011.
31.1	Certificate Pursuant to 17 CFR 240.13a-14(a)	X
31.2	Certificate Pursuant to 17 CFR 240.13a-14(a)	X
32.1	Certificate Pursuant to 18 U.S.C. Section 1350	X
32.2	Certificate Pursuant to 18 U.S.C. Section 1350	X
101
The following financial information from Iowa Renewable Energy, LLC's Annual Report on Form 10-K for the fiscal year ended September 30, 2011, formatted in XBRL (eXtensible Business Reporting Language): (i) Balance Sheets as of September 30, 2011 and 2010, (ii) Statements of Operations for the fiscal years ended September 30, 2011 and 2010, (iii) Statements of Changes in Members' Equity, (iv) Statements of Cash Flows for the fiscal years ended September 30, 2011 and 2010, and (iv) the Notes to Financial Statements.*

(+) Confidential Treatment Requested.
(X) Filed herewith.
(*) Furnished herewith

SIGNATURES

Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

IOWA RENEWABLE ENERGY, LLC

Date:	January 13, 2012	/s/ Larry Rippey
Larry Rippey
Chairman and President
(Principal Executive Officer)

Date:	January 13, 2012	/s/ Ronald Lutovsky, Jr.
Ronald Lutovsky, Jr.
Chief Financial Officer
(Principal Financial and Accounting Officer)

Pursuant to the requirements of the Securities Exchange Act of 1934, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Date:	January 13, 2012	/s/ Larry Rippey
Larry Rippey, Chairman, Director and President

Date:	January 13, 2012	/s/ Mark Cobb
Mark Cobb, Vice Chairman and Director

Date:	January 13, 2012	/s/ Dick Gallagher
Dick Gallagher, Secretary and Director

Date:	January 13, 2012	/s/ Mike Bohannan
Mike Bohannan, Director

Date:	January 13, 2012	/s/ Steven Powell
Steven Powell, Director

Date:	January 13, 2012	/s/ Edwin J. Hershberger
Edwin J. Hershberger, Director

Date:	January 13, 2012	/s/ John Heisdorffer
John Heisdorffer, Director

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 10-Q

☒	Quarterly report pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934.

For the quarterly period ended March 31, 2012

OR

☐	Transition report pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934.

For the transition period from to .

COMMISSION FILE NUMBER 000-52428

IOWA RENEWABLE ENERGY, LLC
(Exact name of registrant as specified in its charter)

Iowa	20-3386000
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

1701 East 7th Street, Washington, Iowa 52353
(Address of principal executive offices)

(319) 653-2890
(Registrant's telephone number, including area code)

Indicate by check mark whether the registrant (1) has filed all reports required to be filed by Section 13 or 15(d) of the Securities Exchange Act of 1934 during the preceding 12 months (or for such shorter period that the registrant was required to file such reports), and (2) has been subject to such filing requirements for the past 90 days.
☒ Yes     ☐ No

Indicate by check mark whether the registrant has submitted electronically and posted on its corporate Web site, if any, every Interactive Data File required to be submitted and posted pursuant to Rule 405 of Regulation S-T (§232.405 of this chapter) during the preceding 12 months (or for such shorter period that the registrant was required to submit and post such files).
☒ Yes     ☐ No

Indicate by check mark whether the registrant is a large accelerated filer, an accelerated filer, a non-accelerated filer, or a smaller reporting company. See the definitions of "large accelerated filer," "accelerated filer" and "smaller reporting company" in Rule 12b-2 of the Exchange Act:

Large Accelerated Filer ☐	Accelerated Filer ☐
Non-Accelerated Filer ☐	Smaller Reporting Company ☒

Indicate by check mark whether the registrant is a shell company (as defined in Rule 12b-2 of the Exchange Act).
☐ Yes     ☒ No

Indicate the number of shares outstanding of each of the issuer's classes of common stock, as of the latest practicable date:

As of May 15, 2012, there were 26,331 membership units outstanding.

1

2

PART I.        FINANCIAL INFORMATION

Item 1.    Financial Statements

IOWA RENEWABLE ENERGY, LLC
UNAUDITED BALANCE SHEETS

ASSETS	3/31/2012	9/30/2011
Current Assets
Cash and cash equivalents	$226,385	$210,533
Cash, restricted by loan agreement	—	929,520
Accounts receivable, net allowance for doubtful accounts of $37,682 and none	262,269	2,461,379
Inventory	8,005,695	7,081,589
Prepaid and other assets	217,084	468,506
	8,711,433	11,151,527

Property and Equipment
Land	420,000	420,000
Plant and processing equipment	40,743,394	40,719,594
Office building, furniture and fixtures	627,916	627,916
Equipment and vehicles	240,216	240,216
	42,031,526	42,007,726
Accumulated depreciation	(12,560,476)	(11,244,671)
	29,471,050	30,763,055

Other Assets
Cash, restricted by loan agreement	—	816
Financing costs, net	56,250	—
	56,250	816

Total Assets	$38,238,733	$41,915,398

LIABILITIES AND MEMBERS' EQUITY
Current Liabilities
Deferred revenue	$548,351	$—
Current maturities of long-term debt	25,413,220	2,883,595
Revolving line of credit	—	5,974,473
Accounts payable and accrued expenses	8,501,858	5,438,864
Total current liabilities	34,463,429	14,296,932

Long-Term Debt	183,056	24,537,769

Commitments	—	—

Members' Equity
Members' contributions, net of issuance costs, units outstanding March 31, 2012 and September 30, 2011 26,331	23,165,422	23,165,422
Accumulated (deficit)	(19,573,174)	(20,084,725)
Total members' equity	3,592,248	3,080,697

Total Liabilities and Members' Equity	$38,238,733	$41,915,398

See Notes to Unaudited Financial Statements

3

IOWA RENEWABLE ENERGY, LLC
UNAUDITED STATEMENTS OF OPERATIONS

	Three Months Ended	Three Months Ended	Six Months Ended	Six Months Ended
	3/31/2012	3/31/2011	3/31/2012	3/31/2011

Revenues:
Sales	$16,914,796	$58,376	$52,023,131	$128,802
Federal and state incentives	143,750	—	1,644,674	95,433
	17,058,546	58,376	53,667,805	224,235

Cost of Sales	15,839,711	1,028,498	51,387,160	2,049,988

Gross Profit (Loss)	1,218,835	(970,122)	2,280,645	(1,825,753)

Operating Expenses
General and administrative	306,089	171,234	701,390	267,097
Depreciation	10,460	11,420	20,920	20,920
	316,549	182,654	722,310	288,017

Income (loss) before other income (expense)	902,286	(1,152,776)	1,558,335	(2,113,770)

Other Income (Expense)
Other income	45,598	508	45,693	1,227
Interest expense	(461,028)	(632,372)	(1,092,477)	(1,182,089)
	(415,430)	(631,864)	(1,046,784)	(1,180,862)

Net Income (loss)	$486,856	$(1,784,640)	$511,551	$(3,294,632)

Weight Average Units Outstanding	26,331	26,331	26,331	26,331

Net Income (loss) Per Unit - basic and diluted	$18.49	$(67.78)	$19.43	$(125.12)

See Notes to Unaudited Financial Statements

4

IOWA RENEWABLE ENERGY ,LLC
UNAUDITED STATEMENTS OF CASH FLOWS

	Six Months Ended	Six Months Ended
	3/31/2012	3/31/2011
Cash Flows from Operating Activities
Net income (loss)	$511,551	$(3,294,632)
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities:
Depreciation	1,315,805	1,314,191
Amortization	18,750	223,742
Change in working capital components:
Decrease in due from broker	—	310,390
(Increase) decrease in accounts receivable	2,199,110	(58,376)
(Increase) in inventory	(924,106)	(6,783,783)
Decrease in prepaids and other assets	251,422	14,287
Increase in deferred revenue	548,351	1,672,325
Increase in accounts payable and accrued expenses	3,062,994	390,032
Net cash provided by (used in) operating activities	6,983,877	(6,211,824)

Cash Flows from Investing Activities
Purchase of property and equipment	(23,800)	(16,078)
Decrease in restricted cash	930,336	729,049
Net cash provided by investing activities	906,536	712,971

Cash Flows from Financing Activity
Payment of loan origination fees	(75,000)	—
Net proceeds from revolving line of credit	(5,974,473)	5,313,667
Payment on long-term borrowings	(1,825,088)	(23,062)
Net cash provided by (used in) financing activities	(7,874,561)	5,290,605

Net increase (decrease) in cash and cash equivalents	15,852	(208,248)

Cash and cash equivalents:
Beginning	210,533	479,309
Ending	$226,385	$271,061

Supplemental Disclosure of Cash Flow Information
Cash payments for interest	$1,073,727	$896,065

See Notes to Unaudited Financial Statements.

5

Iowa Renewable Energy, LLC
Notes to Unaudited Financial Statements

Note 1.        Nature of Business and Significant Accounting Policies

Nature of business:

Iowa Renewable Energy, LLC (the Company), located in Washington, Iowa, was formed in April 2005 to pool investors to build a biodiesel manufacturing plant with an annual capacity of between 25 and 30 million gallons, depending on feedstock used. The Company was in the development stage until July 2007, when it commenced operations. See Note 6 for discussion of management's plans for current operations.

Basis of presentation:

The accompanying unaudited condensed interim financial statements have been prepared pursuant to the rules and regulations of the Securities and Exchange Commission. Certain information and footnote disclosures normally included in annual financial statements prepared in accordance with accounting principles generally accepted in the United States of America have been condensed or omitted as permitted by such rules and regulations. These financial statements and related notes should be read in conjunction with the financial statements and notes thereto included in the Company's audited financial statements for the year ended September 30, 2011 included in the Company's Annual Report on Form 10-K. In the opinion of management, the condensed interim financial statements reflect all adjustments (consisting of normal recurring accruals) that we consider necessary to present fairly the Company's results of operations, financial position and cash flows. The results reported in these condensed interim financial statements should not be regarded as necessarily indicative of results that may be expected for the entire year.

Significant accounting policies:

Use of estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Concentrations of credit risk: The Company's cash balances are maintained in bank deposit accounts which at times may exceed federally insured limits. The Company has not experienced any losses in such accounts.

Cash and cash equivalents: The Company considers all highly liquid debt instruments purchased with a maturity of three months or less to be cash equivalents.

Restricted cash: Included deposits to custodial accounts held by our lender. Previous loan agreements required a debt service reserve and a capital improvement reserve. As part of the term loan addendum agreement dated January 11, 2012, the Debt Service and Capital Improvement reserve requirements have been waived and the accounts were closed, therefore there was no restricted cash as of March 31, 2012.

As part of the September 2010 Line of Credit agreement, proceeds from the line of credit and collections on accounts receivables were required to be deposited into a cash collateral account which was included in current assets. The Company periodically, but not more than once each week, requested the bank to transfer funds from the cash collateral account to the general operating account. The September 2010 Line of Credit agreement was paid in full in January 2012, thus the lenders released the lein against the cash collateral account. The restricted cash balances of none and $929,520 are shown as of March 31, 2012 and September 30, 2011, respectively.

Accounts receivable: Accounts receivable are presented at face value, net of the allowance for doubtful accounts. The allowance for doubtful accounts is established through provisions charged against income and is maintained at a level believed adequate by management to absorb estimated bad debts based on historical experience and current economic conditions. Allowance for doubtful accounts had balances of $37,682 and none as of March 31, 2012 and September 30, 2011, respectively.

The Company's policy is to charge simple interest on trade receivables past due balances; accrual of interest is discontinued when management believes collection is doubtful. Receivables are considered past due based upon payment terms set forth at the date of the related sale. The Company had no receivables accruing interest at March 31, 2012 or September 30, 2011.

Inventory: Inventory is valued at the lower of cost or market using the first-in, first out (FIFO) method. Inventory consists of the following as of March 31, 2012 and September 30, 2011:

Iowa Renewable Energy, LLC
Notes to Unaudited Financial Statements

	March 31, 2012	September 30, 2011
Raw materal	$3,267,266	$1,585,750
Finished goods	4,738,430	5,495,839
	$8,005,695	$7,081,589

Property and equipment: Property and equipment is stated at cost. Depreciation of such amounts commenced when the plant began operations. Depreciation is computed using the straight-line method over the following estimated useful lives:

Years

Plant and process equipment	10 - 20
Office building	10 - 20
Office equipment	3 - 7
Other equipment	3- 7

Maintenance and repairs are expensed as incurred; major improvements and betterments are capitalized.

The Company reviews its property and equipment annually for impairment or whenever events indicate that the carrying amount of the asset may not be recoverable. An impairment loss would be recorded if the sum of the future undiscounted cash flows is less than the carrying amount of the asset. The amount of the loss would be determined by comparing the fair market values of the asset to the carrying amount of the asset. No loss has been recorded during the three or six months ended March 31, 2012 or 2011.

Revenue recognition and deferred revenue: Revenue from the production of biodiesel and related products is recorded upon transfer of the risks and rewards of ownership and delivery to customers. Interest income is recognized as earned. Cash received in advance of providing product is recorded as deferred revenue.

Federal incentive payments: Revenue from federal incentive programs is recorded when the Company has sold blended biodiesel and satisfied the reporting requirements under the applicable program. When it is uncertain that the Company will receive full allocation and payment due under the federal incentive program, it derives an estimate of the incentive revenue for the relevant period based on various factors including the most recently used payment factor applied to the program. The estimate is subject to change as management becomes aware of increases or decreases in the amount of funding available under the incentive programs or other factors that affect funding or allocation of funds under such programs. The Federal Blenders credit expired on December 31, 2009 and only in December 2010 was it extended for 2011 and made retroactive for 2010. The Federal Blenders Credit once again expired on December 31, 2011, and to date has not been renewed.

State incentive payments: Revenue from state incentive programs is recorded when the Company has produced biodiesel and satisfied the reporting requirements under the applicable program. The state production incentive runs from 2012 through 2014 and is based on the first 25 million gallons produced during a calendar year; the annual rate is based on a declining scale during the three year period.

Cost of sales: The primary components of cost of sales from the production of biodiesel products are raw materials (soybean oil, animal fats, hydrochloric acid, methanol, sodium methylate, and chemicals), energy (natural gas and electricity), and labor. Cost of sales detail for the three and six month periods ended March 31, 2012 and 2011 is as follows:

Iowa Renewable Energy, LLC
Notes to Unaudited Financial Statements

	Three Months ended 3/31/12		Three Months ended 3/31/11		Six Months Ended 3/31/12		Six Months Ended 3/31/11
Cost of Revenue/Sales	Dollars	Percentage	Dollars	Percentage	Dollars	Percentage	Dollars	Percentage

Input costs (soybean oil, animal fats, chemicals, etc.)	$14,044,021	88.66%	$44,718	4.35%	$47,763,537	92.95%	$112,056	5.47%
Plant wages and salaries	207,094	1.31	154,494	15.02	436,994	0.85	164,968	8.05
Utilities and waste disposal	506,606	3.20	88,579	8.61	839,458	1.63	101,751	4.96
Fees-procurement, operation mgmt	113,563	0.72	—	—	365,740	0.71	—	—
Depreciation	647,773	4.09	645,456	62.76	1,294,885	2.52	1,293,272	63.09
Maintenance, supplies and other expenses	320,654	2.02	95,210	9.26	686,546	1.34	377,941	18.44
Total cost of revenue/sales	$15,839,711	100.00%	$1,028,457	100.00%	$51,387,160	100.00%	$2,049,988	100.00%

Shipping and handling costs: Shipping and handling costs are expensed as incurred and are included in the cost of sales.

Income taxes: The Company is organized as a limited liability company which is accounted for like a partnership for federal and state income tax purposes and generally does not incur income taxes. Instead, the Company's earnings and losses are included in the income tax returns of its members. Therefore, no provision or liability for federal or state income taxes has been included in these financial statements.

Income (Loss) per unit: Income (Loss) per unit has been computed on the basis of the weighted average number of units outstanding during each period presented.

Note 2.        Major Customer

On January 27, 2010, the Company and WMG Services LLC (WMG) entered into a Management Services Agreement (Agreement). The Agreement provides that WMG will provide certain facility administration services; accounting services; and marketing, sales, feedstock sourcing and logistic services for the Company in exchange for a monthly asset utilization fee and a monthly performance fee. These fees are determined on a sliding fee scale tied to production. The Agreement commenced June 30, 2010 (Effective Date). The Agreement shall continue for a term of twenty-four (24) months from the Effective Date. Thereafter, the Agreement shall automatically renew for additional successive terms of twelve (12) months, unless either party gives ninety (90) days notice of its desire not to renew. The Agreement may also be terminated for a failure to cure a material breach of the Agreement thirty (30) days after receipt of notice of the breach, or for a change of control. On March 1, 2012 the Company sent notification to WMG of its intent to not renew the Management Services Agreement beyond the 24 month term.

Sales to WMG for the three and six months ended March 31, 2012 were approximately none and $6,151,000, respectively. There were accounts receivable from WMG of approximately $135,000 and $100,000 recorded as of March 31, 2012 and September 30, 2011, respectively. The total fees expensed under this agreement for the three and six month periods ended March 31, 2012 and 2011 were $114,000 and $366,000, respectively, of which $48,000 was payable as of March 31, 2012.

On January 13, 2012, the Company entered into an agreement with Gavilon, LLC (Gavilon) that the Company will purchase from Gavilon all of the feedstock that is required to produce biodiesel during calendar year 2012 and that the Company will sell all of the biodiesel produced to Gavilon. This is an exclusive relationship where the Company has agreed not to purchase feedstock from any other supplier and not to produce biodiesel for any other customers during calendar year 2012. The Agreement commenced January 1, 2012 (Effective Date) and shall continue for a term of twelve (12) months from the effective date. Thereafter, the Agreement shall automatically renew for additional successive terms of twelve (12) months, unless either party gives ninety (90) days notice of its desire not to renew.

Sales to Gavilon for the three and six months ended March 31, 2012 were approximately $16,303,000 and $30,950,000, respectively. There was deferred revenue recorded from Gavilon of approximately $548,000 as of March 31, 2012 and accounts receivable from Gavilon of approximately $1,732,000 as of September 30, 2011. Accounts payable to Gavilon as of March 31, 2012 were approximately $7,104,000.

Note 3.        Members' Equity

The Company was formed on April 14, 2005 to have a perpetual life. The Company has one class of membership unit with each

Iowa Renewable Energy, LLC
Notes to Unaudited Financial Statements

unit representing a pro rata ownership interest in the Company's capital, profits, losses and distributions. Income and losses are allocated to all members in proportion to units held.

The Company was initially capitalized by 12 members of the original board of directors, contributing an aggregate of $240,000 for 480 units. The Company was further capitalized by 78 members contributing an aggregate of $2,440,000 in exchange for 4,880 units. These units were issued pursuant to a private placement memorandum, limited to Iowa residents in which the Company offered a maximum of 6,000 units at a cost of $500 per unit for a maximum offering of $3,000,000, with all funds collected being considered at-risk capital. Each investor was required to purchase a minimum of 50 units for $25,000, with the option to purchase additional units in increments of one unit for $500 thereafter up to a maximum purchase by a single investor of 100 units for $50,000. Additionally, a total of 500 units were issued to the members of an entity related to the Company through common ownership in exchange for project development services provided pursuant to a consulting agreement. The private placement memorandum for the seed round offering was closed on November 30, 2005.

In April 2006, the Company issued an Iowa registered offering of membership units. The intrastate offering was set for a minimum of 17,595 membership units up to a maximum of 25,095 units for sale at $1,000 per unit, for a minimum offering amount of $17,595,000 and a maximum offering amount of $25,095,000. The minimum purchase requirements were 25 units for a minimum investment of $25,000. The Company began the intrastate offering on April 17, 2006 which was completed on May 1, 2006. A total of 19,371 membership units were issued to 508 members amounting to $19,371,000 of gross proceeds.

In November 2006 the directors exercised 1,100 units at $500 per unit. 100 units were unexercised and expired. In accordance with the Loan agreement, referenced in Note 4 below, the options funds were used for construction contract obligations prior to the initial draw on the loan in December 2006.

Note 4.        Long-Term Debt and Line of Credit

Long-term debt consists of the following as of March 31, 2012:

Note payable to MLIC Asset Holdings, LLC (A) (MLIC)	$25,376,127
Note payable to the Iowa Department of Economic Development (B)	10,000
Note payable to the Iowa Department of Transportation (C)	210,149
$25,596,276

(A)    On October 26, 2006, the Company entered into a $34,715,000 construction-term loan agreement with MLIC Asset Holdings, LLC which was used to complete the biodiesel project. The loan consisted of two phases: a “construction phase” where the Company made periodic requests for fund advances to meet construction obligations and at the completion of construction, the loan converted to a “senior debt instrument.” Previously, the note bore interest at prime plus .25% and was due in monthly principal and interest payments of $373,000. The Company violated the debt covenants; however, MLIC has waived these violations and has entered into a new amendment on January 11, 2012 which extends the maturity date to January 5, 2013. This new amendment bears interest at 6% plus the one month LIBOR rate (currently 6.25%) and requires monthly principal and interest payments of $350,000 plus additional principal payments if monthly earnings before taxes, depreciation and amortization exceed $300,000. This new amendment includes revised covenants including, the requirement to maintain tangible net worth of at least $2 million through March 31, 2012 and at least $2.25 million from July 1, 2012 until the maturity date of the loans on January 5, 2013. The Company is also required to maintain a cash flow coverage ratio (monthly EBITDA divided by monthly principal and interest payments) of 1:1 starting in February 2012. The loan is secured by substantially all assets of the Company.

The Company's plans with respect to its term loan are discussed in greater detail below in Note 6.

(B)    The Company has a $300,000 loan agreement with the Iowa Department of Economic Development. The $300,000 loan is noninterest-bearing and due in monthly payments of $5,000 beginning December 2006 for a term of 60 months with a balance as of March 31, 2012 and September 30, 2011 of $10,000 and $55,000, respectively. Borrowings under this agreement are collateralized by substantially all of the Company's assets and will be subordinate to the financial institution debt. On November 18, 2010, the Company requested from the IDED a deferral of payments for the period January 1, 2011 through June 30, 2011. On December 16, 2010 the IDED board approved the IRE deferral request with the requirement of a 6.0% interest accrual on the loan for that period. Additionally, in March 2011 the IDED board approved an extension of this agreement through May 2012.

Iowa Renewable Energy, LLC
Notes to Unaudited Financial Statements

(C)    The Company has a $132,000 loan agreement and a $168,000 forgivable grant agreement with the Iowa Department of Transportation. The $132,000 loan bears interest at 3.67% beginning June 2008 and is due in semi-annual payments of $14,569 beginning December 2008 for a term of 60 months. The balance at March 31, 2012 and September 30, 2011 was $42,149 and $55,696, respectively. Borrowings under this agreement are collateralized by substantially all of the Company's assets and is not subordinate to the financial instrument debt. The $168,000 grant is forgivable upon completion of the loan agreement.

Maturities of long-term debt are as follows:

Twelve months ending March 31:
2013	$25,413,220
2014	183,056
$25,596,276

On September 2, 2010 the Company entered into a short-term line of credit where MLIC Asset Holdings, LLC, Federation Bank, and Washington State Bank will provide up to a $6.0 million revolving line of credit to be used for the purchase of raw materials. This line of credit matured on January 2, 2012 and therefore no amount is outstanding on this line of credit at March 31, 2012. The balance on this line of credit on September 30, 2011 was $5,974,473.

On January 11, 2012, the Company entered into a new short-term line of credit with Washington State Bank and Federation Bank to provide up to a $1.0 million revolving line of credit to be used for operations. The line of credit will mature on January 5, 2013 at which time all principal and interest must be paid. Interest on this line of credit is at 6%. At March 31, 2012, no amount is outstanding on this line of credit.

Note 5.        Lease Commitment and Other Contingencies

The Company leases a copier under a long-term operating lease that will expire in January 2016. The lease requires payments of $237 per month plus applicable taxes. The Company leases 25 railcars under long-term operating leases that will expire through 2017. The leases require payments of $14,070 per month once all cars are placed. Rental expense was $61,873 and $109,675 for the three and six months ended March 31, 2012, respectively. Minimum lease payments under these operating leases for future years are as follows:

Year ending September 30:
2012	$85,782
2013	171,564
2014	171,564
2015	159,069
2016	152,911
2017	35,220
$776,110

The European Union is currently leveling tariffs on biofuels exported from the United States due to subsidies paid on biofuels. These tariffs went into effect March 13, 2009. In July 2009, the European Commission decided to extend these tariffs beyond their initial July 2009 expiration date until 2014. The Company will likely face increased competition for sales of its biodiesel and international demand for its product will likely decrease as a result of these tariffs. If any governmental supports are modified or permanently removed and decreased demand for the Company's biodiesel results, its profitability will be reduced. Because biodiesel has historically been more expensive to produce than diesel fuel, the biodiesel industry has depended on governmental incentives that have effectively brought the price of biodiesel more in line with the price of diesel fuel to the end user. These incentives have supported a market for biodiesel that might not exist without the incentives. The most significant of these incentives for biodiesel is the blenders' tax credit which provides a $1.00 tax credit per gallon of pure biodiesel, or B100, to the first blender of biodiesel with petroleum based diesel fuel. The blenders' tax credit expired on December 31, 2011 and management does not believe that it will be renewed. However, many in the biodiesel industry believe that due to the biodiesel use requirements in RFS2, demand for biodiesel will continue during 2012, despite the loss of the biodiesel blenders' credit. This results from the fact that certain

Iowa Renewable Energy, LLC
Notes to Unaudited Financial Statements

obligated parties under the RFS2 program are required to use a certain amount of biomass based diesel.

In order to track compliance with RFS2, the EPA created a numbering system called the renewable identification number (RIN). Biodiesel producers who are registered with the EPA are required to generate RINs for each gallon of biodiesel produced. These RINs are typically sold along with the biodiesel so that certain fuel blenders who are required to use renewable fuels under RFS2 can redeem these RINs in order to comply with RFS2. However, it is possible to separate the RINs from the biodiesel that is produced and sell the RINs separately. The RINs have value to fuel blenders who use less renewable fuels than they are required to use under the RFS2. These fuel blenders can purchase RINs to meet their requirements under the RFS2 without actually using renewable fuels. This may occur in regions of the United States where it is impossible or impractical to use renewable fuels directly. The value of RINs typically changes in relation to the difference between the market price of biodiesel and the cost of petroleum based diesel which creates a market for biodiesel, regardless of whether it is more expensive than petroleum based diesel.

Note 6.        Going Concern and Management's Plans

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. Through March 31, 2012, the Company has generated accumulated losses of $19,573,174, has experienced significant volatility in its input costs and undertaken significant borrowings to finance the construction of the biodiesel plant. The loan agreements with the Company's lender contained covenants which the Company was not in compliance with as of December 31, 2011. However, on January 11, 2012 the Company's lender waived these violations and entered into a new amendment which extends the maturity date of the debt through January 5, 2013. See Note 4 for details of new amendment terms. This new amendment includes revised covenants including, the requirement to maintain tangible net worth of at least $2 million through June 30, 2012 and at least $2.25 million from July 1, 2012 until the maturity date of the loans on January 5, 2013. The Company is also required to maintain a cash flow coverage ratio (monthly EBITDA divided by monthly principal and interest payments) of 1:1 starting in February 2012.

Since the Company's credit agreements mature on January 5, 2013 and management does not expect that the Company will have sufficient cash to repay the entire amounts due at the maturity date, management is in the process of evaluating its options with respect to refinancing its long-term debt. Management has been in discussions with various lenders regarding potential refinancing options for the Company's long-term debt. No agreements have been reached with respect to any such refinancing.

Also on January 13, 2012, the Company entered into an agreement with Gavilon, LLC (Gavilon) that the Company will purchase from Gavilon all of the feedstock that is required to produce biodiesel during calendar year 2012 and that the Company will sell all of the biodiesel produced to Gavilon. This is an exclusive relationship where the Company has agreed not to purchase feedstock from any other supplier and not to produce biodiesel for any other customers during calendar year 2012. In exchange for this exclusive relationship, Gavilon has agreed to purchase a minimum amount of biodiesel from the Company during calendar year 2012 which equals approximately 50% to 70% of the Company's total production capacity, depending on which feedstock is used. In the event Gavilon does not purchase the minimum amount of biodiesel during any month, Gavilon has agreed to make a minimum cash payment. This agreement renews annually unless either Party provides the other Party with written notice of nonrenewal no less than 90 days prior to the end of the initial or then-current renewal period. Management anticipates that this agreement with Gavilon will allow the Company to operate profitably during our fiscal year 2012 and to recommence making payments on our long-term loan with our primary lender and to remain in compliance with our loan covenants during our fiscal year 2012, although there can be no assurances.

Item 2. Management's Discussion and Analysis of Financial Condition and Results of Operations

Iowa Renewable Energy, LLC (referred to in this report as "the Company," "we," "us," or "IRE") prepared the following discussion and analysis to help you better understand our financial condition, changes in our financial condition, and results of operations for the three and six month periods ended March 31, 2012 and 2011. This discussion should be read in conjunction with the financial statements and notes and the information contained in our annual report on Form 10-K for the fiscal year ended September 30, 2011.

Forward Looking Statements

This report contains forward-looking statements that involve known and unknown risks and relate to future events, our future financial performance, or our expected future operations and actions. In some cases, you can identify forward-looking statements by terminology such as "may," "will," "should," "expect," "plan," "anticipate," "believe," "estimate," "future," "intend," "could," "hope," "predict," "target," "potential," or "continue" or the negative of these terms or other similar expressions. These forward-looking statements are only our predictions based upon current information and involve numerous assumptions, risks and uncertainties. Our actual results or actions may differ materially from these forward-looking statements for many reasons, including the reasons described in this report. While it is impossible to identify all such factors, factors that could cause actual results to differ materially from those estimated by us include:

•	Failure to comply with loan covenants contained in our financing agreements;

•	Our ability to continue to export our biodiesel;

•	The continued imposition of tariffs or other duties on biodiesel imported into Europe;

•	Decreases in the demand for biodiesel;

•	Actual biodiesel and glycerin production varying from expectations;

•	Economic consequences of the domestic and global economic downturn;

•	Availability and cost of products and raw materials, particularly soybean oil, animal fats, natural gas and methanol;

•	Changes in the price and market for biodiesel and its co-products, such as glycerin;

•	Our ability to market and our reliance on third parties to market our products;

•	Changes in or elimination of governmental laws, tariffs, trade or other controls or enforcement practices such as:

◦	national, state or local energy policy;

◦	federal and state biodiesel tax incentives;

◦	the RFS or other legislation mandating the use of biodiesel or other lubricity additives; or

◦	environmental laws and regulations that apply to our plant operations and their enforcement;

•	Total U.S. consumption of diesel fuel;

•	Fluctuations in petroleum and diesel prices;

•	Changes in plant production capacity or technical difficulties in operating the plant;

•	Changes in our business strategy, capital improvements or development plans;

•	Results of our hedging strategies;

•	Competition with other manufacturers in the biodiesel industry;

•	Our ability to generate free cash flow to invest in our business and service our debt (and the flexibility of our lender in regards to our debt);

•	Our ability to retain key employees and maintain labor relations;

•	Changes and advances in biodiesel production technology;

•	Competition from alternative fuels and alternative fuel additives;

•	Our ability to generate profits; and

•	Other factors described elsewhere in this report.

We undertake no duty to update these forward-looking statements, even though our situation may change in the future. Furthermore, we cannot guarantee future results, events, levels of activity, performance or achievements. We caution you not to put undue reliance on any forward-looking statements, which speak only as of the date of this report.  You should read this report completely and with the understanding that our actual future results may be materially different from what we currently expect.  We qualify all of our forward-looking statements by these cautionary statements.

Overview

During our quarter ended March 31, 2012, we have been producing biodiesel pursuant to an agreement with Gavilon, LLC ("Gavilon"). Our agreement with Gavilon provides that we will purchase from Gavilon all of the feedstock that we require to produce biodiesel during calendar year 2012 and that we will sell all of the biodiesel we produce to Gavilon. This is an exclusive relationship where we have agreed not to produce biodiesel for any other customers during calendar year 2012. In exchange for

12

this exclusive relationship, Gavilon has agreed to purchase a minimum amount of biodiesel from us during calendar year 2012 which equals approximately 50% to 70% of our total production capacity, depending on feedstock. In the event Gavilon does not purchase the minimum amount of biodiesel from us during any month, Gavilon has agreed to make a minimum cash payment to us. Our agreement with Gavilon has allowed us to recommence making payments on our long-term loan with our primary lender.

During our quarter ended March 31, 2012, we amended and extended our credit agreements with our primary lender, MLIC Asset Holdings, LLC ("MLIC"). We extended the maturity date of our term loan with MLIC from January 2, 2012 until January 5, 2013. Further, we secured a $1 million line of credit with Washington State Bank and Federation Bank and repaid the balance of our prior line of credit with MLIC. Pursuant to our agreement with MLIC, we will pay a variable interest rate on our term loan at a rate of 6% above the one month London Interbank Offered Rate (LIBOR), adjusted monthly and we will pay 6% interest on our $1 million line of credit. Prior to the end of our quarter ended March 31, 2012, it came to MLIC's attention that our amended credit agreements which were executed in early January 2012 failed to waive certain loan defaults which occurred prior to the time when we amended our loan agreements with MLIC. In order to remedy this situation, we entered into a Fourth Amendment Construction-Term Loan Agreement on May 15, 2012 which waives this prior non-compliance.

During 2011, the biodiesel industry was benefited by a tax incentive called the Volumetric Ethanol Excise Tax Credit ("VEETC"). This tax incentive is commonly referred to as the biodiesel blenders' credit. The biodiesel blenders' credit provided a $1 credit to fuel blenders for each gallon of biodiesel that they blended with petroleum based diesel. The biodiesel blenders' credit expired on December 31, 2011. However, management believes that so long as the biodiesel use requirements of the Federal Renewable Fuels Standard (RFS) continue, including the requirement specifically for biomass-based diesel, there will be demand for biodiesel and the price of biodiesel will remain at levels that will allow us to operate the biodiesel production facility, despite the expiration of the biodiesel blenders' credit. Further, due to our agreement with Gavilon, we anticipate being able to profitably operate the biodiesel plant during the rest of our 2012 fiscal year.

Results of Operations for the Three Months Ended March 31, 2012 and 2011

The following table shows the results of our operations and the percentage of revenues, cost of sales, operating expenses and other items to total revenues in our unaudited statement of operations for the three months ended March 31, 2012 and 2011:

	Three Months Ended		Three Months Ended
	March 31, 2012		March 31, 2011
Income Statement Data	Amount	%	Amount	%
Revenue	$17,058,546	100.0%	$58,376	100.0%
Cost of Sales	15,839,711	92.9%	1,028,498	1,761.9%
Gross Profit (Loss)	1,218,835	7.1%	(970,122)	(1,661.9)%
Operating Expenses	316,549	1.9%	182,654	312.9%
Operating Income (Loss)	902,286	5.3%	(1,152,776)	(1,974.7)%
Other Income	45,598	0.3%	508	0.9%
Interest Expense	(461,028)	(2.7)%	(632,372)	(1,083.3)%
Net Income (Loss)	$486,856	2.9%	$(1,784,640)	(3,057.1)%

Revenues

Our revenues from operations are primarily derived from biodiesel sales, glycerin sales and fatty acid and soapstock sales. All of our biodiesel sales are pursuant to our agreement with Gavilon which provides for a minimum amount of biodiesel production or a minimum cash payment by Gavilon. We also received revenue from federal and state biodiesel production incentives. The following table shows the sources of our revenues for the three months ended March 31, 2012 and 2011.

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	Three Months Ended		Three Months Ended
	March 31, 2012		March 31, 2011
Revenue Source	Amount	% of Revenues	Amount	% of Revenues
Biodiesel sales	$16,343,515	95.81%	$—	—%
Co-product sales	571,281	3.35%	58,376	100.00%
Federal and state incentives	143,750	0.84%	—	—%
Other revenue	—	—%	—	—%
Total sales revenue	$17,058,546	100.00%	$58,376	100.00%

Our revenue increased significantly during the three months ended March 31, 2012 compared to the same period of 2011. Throughout our second quarter of 2012, we were operating the biodiesel production facility and making biodiesel and co-product sales. During the comparable period of 2011, we had not yet made any biodiesel or co-product sales and our only revenue was derived from sales of inventory which was previously produced. As a result of our biodiesel sales, we received biodiesel incentive revenue of approximately $144,000 during the three months ended March 31, 2012. We did not have any incentive revenue during the comparable period of 2011 as we did not produce any biodiesel during that time.

We commenced operating the biodiesel production facility during our second quarter of 2011 after the plant had not operated for approximately one year due to the expiration of the biodiesel blenders' credit and as a result of other unfavorable conditions in the biodiesel industry. Much of the biodiesel industry did not operate during 2010 as a result of the expiration of the biodiesel blenders' credit and uncertainty regarding the industry generally. However, the biodiesel blenders' credit was reinstated at the end of 2010. The reinstatement was retroactive for all of 2010 and through 2011. As a result, we commenced operating the biodiesel plant during the second quarter of our 2011 fiscal year.

During calendar year 2012, we have agreed to only produce and sell biodiesel to Gavilon. Our agreements with Gavilon provide for a guaranteed minimum amount of production which equals approximately 50% to 70% of our production capacity depending on which types of feedstock we use. During the first three months of our agreement with Gavilon, we produced more biodiesel than the minimum guaranteed amount of production provided by our agreements with Gavilon. In the event Gavilon does not purchase sufficient biodiesel from us to meet this minimum level of production, Gavilon has agreed to make a minimum cash payment to us. As a result of the Gavilon agreements, we anticipate that we will be able to continue our operations and make payments on our MLIC loan throughout our 2012 fiscal year.

The biodiesel industry is benefited by the RFS. The RFS required the use of 800 million gallons of biodiesel in 2011 increasing to 1 billion gallons in 2012. Further, the RFS will increase to 1.28 billion gallons in 2013. In addition to the specific requirement for use of biomass-based diesel, biodiesel can be used to meet other categories of renewable fuels under the RFS, specifically advanced biofuels. This may lead to an additional 500 million gallons of biodiesel demand during 2012. Therefore, management anticipates that it will be able to continue to operate the biodiesel plant for the next 12 months and beyond.

Cost of Sales

Our cost of sales for our quarter ended March 31, 2012 was significantly higher than during the comparable period of 2011 because we were producing biodiesel during the 2012 period and the plant had just restarted operations at the end of the comparable period of 2011. Our primary cost of producing biodiesel is feedstock, which we purchase from Gavilon pursuant to our exclusive agreements discussed above.

We did not have any derivative instruments in place for either our quarter ended March 31, 2012 or September 30, 2011. Therefore, we had no gains or losses during either period related to derivative instruments.

Operating Expenses

Our operating expenses were higher for the three months ended March 31, 2012 compared to the same period in 2011, primarily due to increased office staff that we hired at the end of our 2011 fiscal year in order to manage our operations. We anticipate that our operating expenses will remain relatively stable during the remaining quarters of our 2012 fiscal year as we anticipate continuing to operate the biodiesel plant and have hired all the additional staff necessary to continue our operations.

Other Income (Expenses)

Our other income and expenses for the three months ended March 31, 2012 was interest expense of $461,028 and other

14

income of $45,598, compared to $632,372 interest expense and $508 other income for the three months ended March 31, 2011. The decrease in interest expense during the 2012 period was primarily the result of lower interest rates on our credit facilities along with having less funds outstanding on our loans.

Results of Operations for the Six Months Ended March 31, 2012 and 2011

The following table shows the results of our operations and the approximate percentage of revenues, costs of sales, operating expenses and other items to total revenues in our unaudited statements of operations for the six months ended March 31, 2012 and March 31, 2011:

	Six Months Ended		Six Months Ended
	March 31, 2012		March 31, 2011
Statement of Operations Data	Amount	Percent	Amount	Percent
Revenues	$53,667,805	100.0%	$224,235	100.0%
Cost of Sales	51,387,160	95.8%	2,049,988	914.2%
Gross Income (Loss)	2,280,645	4.2%	(1,825,753)	(814.2)%
Operating Expenses	722,310	1.3%	288,017	128.4%
Operating Income (Loss)	1,558,335	2.9%	(2,113,770)	(942.7)%
Other Income	45,693	0.1%	1,227	0.5%
Interest Expense	(1,092,477)	(2.0)%	(1,182,089)	(527.2)%
Net Income (Loss)	$511,551	1.0%	$(3,294,632)	(1,469.3)%

Revenues

The following table shows the sources of our revenue for the six months ended March 31, 2012 and March 31, 2011.

	Six Months Ended		Six Months Ended
	March 31, 2012		March 31, 2011
Revenue Source	Amount	% of Revenues	Amount	% of Revenues
Biodiesel sales	$50,959,293	94.95%	$58,214	25.96%
Co-product sales	1,061,700	1.98%	70,588	31.48%
Federal and state incentives	1,644,674	3.07%	95,433	42.56%
Other revenue	2,138	—%	—	—%
Total sales revenue	$53,667,805	100.00%	$224,235	100.00%

Revenues from operations for the six months ended March 31, 2012 totaled $53,667,805 compared to $224,235 for the same period in 2011. The increase in revenue from period to period is primarily due to the fact that we were operating the biodiesel plant during the 2012 period and we had only a small amount of sales of previously produced products that we were holding in inventory during the 2011 period. Further, since we were producing biodiesel during the 2012 period, we had federal and state incentive revenue which we did not have during the 2011 period.

Cost of Sales

Our cost of sales was significantly higher for the six months ended March 31, 2012 compared to the same six month period of 2011 due to increased raw material costs. Our total raw material costs were higher due to the fact that we were operating the biodiesel plant during the entire six months ended March 31, 2012 and we had only started operating the biodiesel plant at the end of the comparable period of 2011.

Operating Expense

Our operating expenses were higher for the six months ended March 31, 2012 compared to the same period of 2011 due to the fact that we were operating the biodiesel plant during the 2012 period and we hired additional office staff at the end of our 2011 fiscal year in order to manage the operation of the biodiesel plant. We expect that going forward our operating expenses will remain fairly consistent as we seek to minimize unnecessary expenses.

15

Interest Expense

Interest expense decreased to $1,092,477 for the six months ended March 31, 2012 compared to $1,182,089 during the same period in 2011. Our interest expense decreased due to having less amounts outstanding on our loans and lower interest rates during the 2012 period compared the 2011 period.

Changes in Financial Condition for the Six Months Ended March 31, 2012

The following table highlights the changes in our financial condition for the six month period ended March 31, 2012:

	March 31, 2012	September 30, 2011
Current Assets	$8,711,433	$11,151,527
Total Assets	38,238,733	41,915,398
Current Liabilities	34,463,429	14,296,932
Members' Equity	3,592,248	3,080,697

Assets

Our current assets were lower at March 31, 2012 compared to September 30, 2011 primarily related to the fact that we no longer have any amounts in a restricted cash account with our lender and we had less accounts receivable at March 31, 2012 compared to September 30, 2011. This decrease in our accounts receivable was due to our agreement with Gavilon which provides for different payment terms our previous marketing agreement. Further, after we restructured our credit facilities with our primary lender, we are no longer required to maintain cash in a restricted cash account. Our property and equipment was lower at March 31, 2012 compared to September 30, 2011 because of depreciation.

Liabilities

Our current liabilities were higher at March 31, 2012 compared to September 30, 2011 due to the fact that our term loan with MLIC is considered a current liability because it matures in January 2013. However, we had no amount outstanding on our revolving line of credit as of March 31, 2012 compared to approximately $6 million outstanding as of September 30, 2011. We had more accounts payable at March 31, 2012 compared to September 30, 2011 due to our feedstock purchase agreement with Gavilon which provides for different payment terms than our previous business terms. Our long-term debt was lower at March 31, 2012 compared to September 30, 2011 due to the fact that our term loan with MLIC was included as a current liability as of March 31, 2012.

Liquidity and Capital Resources

Liquidity and Capital Resources

We have very limited access to liquid assets that we can use to purchase raw materials and operate our plant. Our only sources of liquidity are cash from our operations, including payments we expect to receive from Gavilon pursuant to our biodiesel production agreement, and our $1 million line of credit with Washington State Bank and Federation Bank. Provided that we maintain the Gavilon agreement throughout calendar year 2012, we anticipate that we will have sufficient liquid assets to operate the biodiesel plant at capacity. However, if the Gavilon agreement were to be terminated and we are unable to secure another comparable agreement, we do not anticipate having sufficient liquid assets to operate the biodiesel plant at capacity for the next 12 months. In order to preserve our liquidity, we may be required to reduce plant operations or cease operating altogether at times when we do not have sufficient liquid assets to continue to operate the biodiesel plant. Management continues to work to maximize the amount of our liquid assets so we can continue to operate the biodiesel plant. We do not anticipate making any significant capital expenditures in the near term that are not necessary to continue operating the biodiesel plant.

Cash Flow from Operating Activities

Our operating activities provided us approximately $6,984,000 in cash for the six month period ended March 31, 2012. During the comparable period of 2011, our operating activities used approximately $6,212,000 in cash. The primary difference between the two periods was that we had positive net income during the 2012 period along with positive changes in our accounts receivable, inventory and accounts payable which impacted our cash flow.

16

Cash Flow from Investing Activities

Net cash flow provided by investing activities for the six month period ended March 31, 2012 totaled approximately $907,000, which was primarily related to decreases in our restricted cash account. During the comparable period of 2011, we received less cash from our restricted cash account which resulted in less cash being generated by our investing activities during the 2011 period.

Cash Flow from Financing Activities

Our financing activities used a significant amount of cash during the six month period ended March 31, 2012 due to payments we made on our term loan and revolving lines of credit. During the six month period ended March 31, 2011, our financing activities provided cash due to funds we received from our line of credit.

Short-Term and Long-Term Debt Sources

On January 11, 2012, we entered into a restructured credit agreement with MLIC which provides for a maturity date of our term loan on January 5, 2013. Our restructured credit agreement with MLIC provided for new financial covenants which management believes we will satisfy for the rest of our 2012 fiscal year. In addition to the MLIC loan, we executed a new $1 million line of credit with Washington State Bank and Federation Bank and we repaid the $6 million MLIC revolving line of credit.

The term loan was used to finance the construction and start-up operations of our biodiesel plant. Currently, the maturity date of the term loan is January 5, 2013. Interest accrues pursuant to the term loan at a variable rate of 6% above the one month London Interbank Offered Rate (LIBOR). We were required to commence making monthly principal and interest payments of $350,000 on the term loan starting in February 2012 and continuing until maturity. The term loan will also be subject to an additional principal payment based on our earnings before taxes, depreciation and amortization in excess of $300,000 per month. As of March 31, 2012, the outstanding balance of the term loan was approximately $25,376,000 and the term loan accrued interest at a rate of 6.25% per year.

In addition to the term loan, we had a $6 million revolving line of credit loan. This revolving line of credit was used to finance raw material purchases. Interest accrued on the revolving line of credit at a variable rate of 12% above the one month LIBOR. This line of credit was repaid in early January 2012. As a result, as of March 31, 2012, we had no amount outstanding on this $6 million line of credit.

On January 11, 2012, we entered into a new $1 million revolving line of credit. The maturity date of the $1 million revolving line of credit is January 5, 2013. Interest accrues on the line of credit at a fixed rate of 6% per year. As of March 31, 2012, we had no amount outstanding and $1 million available to be drawn on this revolving line of credit.

Management is in the process of evaluating its options with respect to refinancing our long-term debt. Management does not anticipate that we will have sufficient cash to repay all of our outstanding term debt when it matures on January 5, 2013. As a result, management has been meeting with various lenders, including MLIC, to determine the terms on which we could refinance our existing debt when it matures. No agreements have been reached with respect to any potential refinancing.

Covenants

Our loan agreements with MLIC contain various covenants and financial ratios. During various times throughout our last several fiscal years, we were out of compliance with each of our financial covenants and ratios due to our financial condition and the fact that we had not been operating the biodiesel plant at full capacity. Pursuant to various agreements we executed with MLIC, it agreed to forbear from exercising its remedies under the loan agreements until January 2, 2012. We subsequently agreed to restructure our credit agreements with MLIC in order to address the expiring forbearance.

Management attributes our previous inability to satisfy our financial covenants and ratios with unfavorable operating conditions in the biodiesel industry. Due to our restructured credit agreements with MLIC, we have new financial ratios and covenants that we must satisfy. Starting on January 11, 2012, we are required to maintain tangible net worth of at least $2 million through June 30, 2012 and at least $2.25 million from July 1, 2012 until the maturity date of the loans on January 5, 2013. We are also required to maintain a cash flow coverage ratio, as defined in our restructured credit agreement, on a monthly basis of 1.00 to 1.00 starting in February 2012. Management anticipates that we will be in compliance with our financial covenants for the rest of our 2012 fiscal year as a result of our restructured credit agreements and our agreement with Gavilon, although there can be no assurances. As of March 31, 2012, we were in compliance with all of our loan covenants.

17

Grants and Government Programs

We entered into a loan with the Iowa Department of Economic Development for $400,000. This loan is part of the Iowa Department of Economic Development's Value Added Program. One hundred thousand dollars of the loan is forgivable (and has been forgiven). We requested and were granted a six-month waiver on payments pursuant to this loan which began in January 2011. In order to receive this waiver, we agreed to pay interest at an annual rate of 6.0% on the outstanding balance of the loan. The balance at March 31, 2012 was $10,000.

On May 14, 2007, we entered into a Railroad Revolving Loan and Grant Program Agreement with the Iowa Department of Transportation for an amount of up to $168,000 (or 13.3% of the cost for the railroad project, whichever is less) and a loan amount of up to $132,000 (or 10.5% of the cost for the railroad project, whichever is less).  Interest on the loan amount accrues at a rate of 3.67% per year for five (5) years. We made our first payment under this loan in December 2008.  The balance at March 31, 2012 was $210,149.

Distribution to Unit Holders

As of March 31, 2012, the board of directors of the Company had not declared or paid any distributions.

Critical Accounting Estimates

Management uses estimates and assumptions in preparing our financial statements in accordance with generally accepted accounting principles. These estimates and assumptions affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities and the reported revenues and expenses.

Revenue Recognition

Revenue from the production of biodiesel and glycerin is recorded when title transfers to customers. Biodiesel and glycerin are generally shipped FOB from the plant.

Impairment of Long-Lived Assets

We review long-lived assets, including property and equipment for impairment in accordance with ASC Topic 360-10, "Property, Plant, and Equipment." Long-lived assets are reviewed for impairment annually or whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable. In accordance with our policy we have estimated that the future undiscounted cash flows from operations of this facility exceed its carrying value at September 30, 2011, therefore no impairment loss was recognized.

The estimate of cash flows that are used in the impairment analysis requires judgment regarding what we would expect to recover from the future use of the asset. Changes in judgment that could significantly alter the calculation of the recoverable amount of the asset may result from, but are not limited to, significant changes in the regulatory environment, the business climate, management's plans, legal factors, the future price of feedstock inputs in relation to the future price of biodiesel and the overall pricing and demand for biodiesel. Changes in the assumptions used within the analysis can have a significant effect on the determination of impairment given the sensitivity of the analysis and the projected long life of the asset.

Recently, the biodiesel blenders' credit was allowed to expire and management does not anticipate that it will be renewed. However, due to certain biodiesel use requirements in RFS2 and state requirements, along the the fact that the value of RINs generated by biodiesel production has offset the difference between the market price of biodiesel and the market prices of petroleum based diesel, management anticipates continued demand for biodiesel. In 2012, RFS2 requires the use of 1 billion gallons of biomass-based diesel, which primarily will be satisfied using biodiesel. Further, for 2013 the biodiesel use requirement under RFS2 will increase to 1.28 billion gallons. Our projections are based upon the anticipated demand that will be created by RFS2 along with our agreement with Gavilon. RFS2 requires that the biomass-based diesel requirement of the RFS2 will not be less than 1.0 billion per year through 2022. After 2022, future rulemaking by the EPA will set the minimum levels of biodiesel. Further, biodiesel is an advanced biofuel by designation and the minimum requirement under RFS2 by 2022 of advanced biofuel is 21.0 billion gallons per year. Biodiesel can be used to meet that obligation. As a result of the plant being able to utilize multiple feedstock sources, we believe that we are positioned nicely on the supply curve and will be one of the earlier plants to meet capacity requirements when the market opens. If we fail to see these economic improvements and feedstock prices continue to display intense volatility that are not recoverable in the pricing structure, then there could be significant adjustments to our projections which could lead to a future impairment charge.

18

Off-balance Sheet Arrangements

We have no off-balance sheet arrangements.

Item 3.    Quantitative and Qualitative Disclosures About Market Risk.

The Company is not required to include this information due to its status as a smaller reporting company.

Item 4.  Controls and Procedures

Evaluation of Disclosure Controls and Procedures

Based on an evaluation under the supervision and with the participation of the Company's management, the Company's principal executive officer and principal financial officer have concluded that the Company's disclosure controls and procedures as defined in Rules 13a-15(e) and 15d-15(e) under the Securities Exchange Act of 1934, as amended ("Exchange Act") were effective as of March 31, 2012 to ensure that information required to be disclosed by the Company in reports that it files or submits under the Exchange Act is (i) recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission rules and forms and (ii) accumulated and communicated to the Company's management, including its principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

Changes in Internal Control Over Financial Reporting

There were no changes in the Company's internal control over financial reporting during our second quarter of 2012, which were identified in connection with management's evaluation required by paragraph (d) of Rules 13a-15 and 15d-15 under the Exchange Act, that have materially affected, or are reasonably likely to materially affect, the Company’s internal control over financial reporting.

PART II.     OTHER INFORMATION

Item 1. Legal Proceedings

None.

Item 1A. Risk Factors

The Company is not required to include this information due to its status as a smaller reporting company.

Item 2. Unregistered Sales of Equity Securities and Use of Proceeds

None.

Item 3. Defaults Upon Senior Securities

None.

Item 4. Mine Safety Disclosures

None.

Item 5. Other Information

None.

Item 6. Exhibits.

(a)	The following exhibits are filed as part of this report.

19

Exhibit No.	Exhibit
10.1	Fourth Amendment to Construction Term-Loan Agreement between Iowa Renewable Energy, LLC and MLIC Asset Holdings LLC dated May 15, 2012.*
31.1	Certificate Pursuant to 17 CFR 240.13a-14(a) *
31.2	Certificate Pursuant to 17 CFR 240.13a-14(a) *
32.1	Certificate Pursuant to 18 U.S.C. Section 1350 *
32.2	Certificate Pursuant to 18 U.S.C. Section 1350 *
101
The following financial information from Iowa Renewable Energy, LLC's Quarterly Report on Form 10-Q for the quarter ended March 31, 2012, formatted in XBRL (eXtensible Business Reporting Language): (i) Balance Sheets as of March 31, 2012 and September 30, 2011, (ii) Statements of Operations for the three and six months ended March 31, 2012 and 2011, (iii) Statements of Cash Flows for the six months ended March 31, 2012 and 2011, and (iv) the Notes to Financial Statements.**

* Filed herewith.
** Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

IOWA RENEWABLE ENERGY, LLC

Date:	May 15, 2012	/s/ Larry Rippey
Larry Rippey
Chairman and President
(Principal Executive Officer)

Date:	May 15, 2012	/s/ Ronald Lutovsky, Jr.
Ronald Lutovsky, Jr.
Chief Financial Officer
(Principal Financial and Accounting Officer)

20

APPENDIX D

FORM OF PROXY

IOWA RENEWABLE ENERGY, LLC
2012 Annual Meeting of Members	Member Name (Print)
[Meeting Date, 2012]
Proxy Solicited on behalf of the Board of Directors	Telephone Number

	Units Owned on	[Record Date, 2012]

OUR DIRECTORS RECOMMEND YOU VOTE “FOR” PROPOSALS 1, 2, 3, 4 and 6 and "FOR" the Company's Nominees.

PROPOSAL 1. To amend and restate our Second Amended and Restated Operating Agreement by adopting the Third Amended and Restated Operating Agreement, which provides for two separate and distinct classes of units: Class A and Class B Units.

Please specify your choice by marking the appropriate box or boxes. The Proxies cannot vote your units unless you sign and return this card. You may fax the proxy card to us at (319) 653-3330 or mail it to us at 1701 East 7th Street, Washington, Iowa 52353. For your proxy card to be valid, we must receive it before 5:00 p.m. on [Friday], [Return Proxy, 2012].

By signing this proxy card, you acknowledge that you received a Notice of Meeting and Proxy Statement dated ___________________ and appoint ________________ and ________________, jointly and severally, with full power of substitution, as proxies to represent you at the 2012 Annual Meeting and any adjournment thereof.

The proxy will be voted as you have directed and authorizes the Proxies to take action in their discretion upon other matters that properly come before the Meeting, except to the extent such matters are required to be separately set out in the proxy card. If you do not specify a vote with respect to Proposals 1, 2, 3, 4 or 6, the Proxies will vote "FOR" each such proposal for which you have not specified a vote. If you mark only one choice for director, the proxies will vote your units ONLY for that person. However, if do not mark any boxes with respect to directors, your votes will be voted "FOR" Larry Rippey and Tim Swift. Proposals 1 and 2 are conditioned upon each other. If either is not approved, the reclassification or any/all of the amendments will not be implemented.

You may revoke your proxy by:
• Giving personal or written notice of the revocation to Ron Lutovsky at our offices before 5:00 p.m. on _____________;
• Giving us personal or written notice at the commencement of the meeting;
• Attending the meeting and voting in person; or
• If you have instructed a broker to vote your units, following the directions from your broker to change your instructions.

For	Against	Abstain
		

PROPOSAL 2. To reclassify our units for the purpose of discontinuing the registration of our units under the Securities Exchange Act of 1934, as follows: Units held by holders of 40 or more of our units into Class A Units and Units held by holders of at less than 40 units into Class B Units.

For	Against	Abstain
		

PROPOSAL 3. To approve the Voting Rights of our Class B Units. To approve the right of our proposed Class B Unit to voting only on the election of directors, voluntary dissolution and mergers along with certain specific amendments to the Operating Agreement.

For	Against	Abstain
		

PROPOSAL 4. To approve the Transfer Restrictions for our Class A Units. To approve the restriction that our proposed Class A Units will be limited to transfers in blocks of at least ten Class A Units.

For	Against	Abstain
		

PROPOSAL 5. You may vote for TWO (2) nominees for Director. Each director who is elected will serve for a term of three years.
	Larry Rippey	Tim Swift
For		
Against		
Abstain		

PROPOSAL 6. To adjourn or postpone the Member Meeting, if necessary or appropriate, for the purpose, among others, of soliciting additional proxies if there are not sufficient votes at the time of the Member Meeting to approve the matters under consideration.

For	Against	Abstain
		

Please sign exactly as your name appears above. Joint owners must both sign. If signing as attorney, executor, trustee or other representative, please note title.

Signature:	Signature:
Date:	Date:

APPENDIX E

FORM OF TRANSMITTAL LETTER

Iowa Renewable Energy, LLC
1701 East 7th Street
P.O. Box 2
Washington, Iowa 52353

[Date]

[name]
[address]
[city, state, zip code]

Re:     Iowa Renewable Energy, LLC Membership Certificates

Dear Member:

As you know, the Members of Iowa Renewable Energy, LLC (the "Company") affirmatively voted on [Meeting Date, 2012] to reclassify the membership units of the Company into two classes: Class A and Class B. We now ask that you return your original membership certificate(s) to the Company so that we may re-issue a new certificate to you which will identify the Class of membership units you now own. If your original membership certificates are being held by a bank as security interest for debt or by a trustee or other third party, please make arrangements with such third parties to return your original membership certificates as soon as possible.

Please mail or hand-deliver your membership certificates to:

Iowa Renewable Energy, LLC
1701 East 7th Street
P.O. Box 2
Washington, Iowa 52353

Please feel free to contact Ron Lutovsky at (319) 653-2890 if you have any questions regarding the return of your membership certificates.

Very truly yours,

/s/ Larry Rippey
Larry Rippey
Chairman of the Board